Exhibit 10.1

Execution Version

THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT,

dated as of September 24, 2024

among

DIGITAL REALTY TRUST, L.P.,

as Operating Partnership,

THE OTHER INITIAL BORROWERS NAMED HEREIN AND
THE ADDITIONAL BORROWERS PARTY HERETO,

as Borrowers,

DIGITAL REALTY TRUST, INC.,

as Parent Guarantor,

THE ADDITIONAL GUARANTORS PARTY HERETO,

as Additional Guarantors,

THE INITIAL LENDERS, ISSUING BANKS AND
SWING LINE BANKS NAMED HEREIN,

as Initial Lenders, Issuing Banks and Swing Line Banks

and

CITIBANK, N.A.,

as Administrative Agent,

with

BOFA SECURITIES, INC. AND

CITIBANK, N.A.,
as Co-Sustainability Structuring Agents,

BANK OF AMERICA, N.A. AND
JPMORGAN CHASE BANK, N.A.,

as Syndication Agents,

and

BOFA SECURITIES, INC.,
CITIBANK, N.A. AND
JPMORGAN CHASE BANK, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

4877-0337-8128.7

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms2

SECTION 1.02. Computation of Time Periods; Other Definitional Provisions71

SECTION 1.03. Accounting Terms71

SECTION 1.04. Divisions71

ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

SECTION 2.01. The Advances and the Letters of Credit71

SECTION 2.02. Making the Advances; Applicable Borrowers78

SECTION 2.03. Letters of Credit82

SECTION 2.04. Repayment of Advances; Reimbursements85

SECTION 2.05. Termination or Reduction of the Commitments87

SECTION 2.06. Prepayments88

SECTION 2.07. Interest89

SECTION 2.08. Fees96

SECTION 2.09. Conversion of Advances97

SECTION 2.10. Increased Costs, Etc.98

SECTION 2.11. Payments and Computations101

SECTION 2.12. Taxes104

SECTION 2.13. Sharing of Payments, Etc.111

SECTION 2.14. Use of Proceeds112

SECTION 2.15. Evidence of Debt112

SECTION 2.16. Extension of Termination Date113

SECTION 2.17. Cash Collateral Account114

SECTION 2.18. Increase in the Aggregate Commitments115

SECTION 2.19. Reallocation of Commitments117

SECTION 2.20. Supplemental Tranches119

SECTION 2.21. Defaulting Lenders120

SECTION 2.22. Reallocation of Lender Pro Rata Shares; No Novation122

SECTION 2.23. Sustainability Adjustments122

ARTICLE III
CONDITIONS OF LENDING AND ISSUANCES OF LETTERS OF CREDIT

SECTION 3.01. Conditions Precedent to Initial Extension of Credit124

SECTION 3.02. Conditions Precedent to Each Borrowing, Issuance, Renewal, Commitment Increase, Extension and Creation128

SECTION 3.03. Intentionally Omitted129

SECTION 3.04. Additional Conditions Precedent129

SECTION 3.05. Determinations Under Section 3.01129

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Loan Parties129

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4877-0337-8128.7

ARTICLE V
COVENANTS OF THE LOAN PARTIES

SECTION 5.01. Affirmative Covenants134

SECTION 5.02. Negative Covenants138

SECTION 5.03. Reporting Requirements141

SECTION 5.04. Financial Covenants144

ARTICLE VI
EVENTS OF DEFAULT

SECTION 6.01. Events of Default145

SECTION 6.02. Actions in Respect of the Letters of Credit upon Default147

ARTICLE VII
GUARANTY

SECTION 7.01. Guaranty; Limitation of Liability148

SECTION 7.02. Guaranty Absolute149

SECTION 7.03. Waivers and Acknowledgments150

SECTION 7.04. Subrogation150

SECTION 7.05. Guaranty Supplements151

SECTION 7.06. Indemnification by Guarantors151

SECTION 7.07. Subordination152

SECTION 7.08. Continuing Guaranty152

SECTION 7.09. Guaranty Limitations152

SECTION 7.10. Keepwell160

ARTICLE VIII
THE ADMINISTRATIVE AGENT

SECTION 8.01. Authorization and Action160

SECTION 8.02. Administrative Agent’s Reliance, Etc161

SECTION 8.03. Waiver of Conflicts of Interest; Etc162

SECTION 8.04. Lender Party Credit Decision162

SECTION 8.05. Indemnification by Lender Parties162

SECTION 8.06. Successor Administrative Agents163

SECTION 8.07. Certain ERISA Matters164

SECTION 8.08. Payments in Error.165

SECTION 8.09. Sustainability.168

ARTICLE IX
MISCELLANEOUS

SECTION 9.01. Amendments, Etc.168

SECTION 9.02. Notices, Etc.171

SECTION 9.03. No Waiver; Remedies174

SECTION 9.04. Costs and Expenses174

SECTION 9.05. Right of Setoff176

SECTION 9.06. Binding Effect177

SECTION 9.07. Assignments and Participations; Replacement Notes177

SECTION 9.08. Execution in Counterparts182

SECTION 9.09. Severability182

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SECTION 9.10. Usury Not Intended182

SECTION 9.11. WAIVER OF JURY TRIAL183

SECTION 9.12. Confidentiality183

SECTION 9.13. Patriot Act; AntiMoney Laundering Notification; Beneficial Ownership184

SECTION 9.14. Jurisdiction, Etc.185

SECTION 9.15. Governing Law185

SECTION 9.16. Judgment Currency185

SECTION 9.17. Substitution of Currency; Changes in Market Practices186

SECTION 9.18. No Fiduciary Duties186

SECTION 9.19. Removal of Borrowers187

SECTION 9.20. Acknowledgement and Consent to BailIn of Affected Financial Institutions187

SECTION 9.21. Acknowledgement Regarding Any Supported QFCs.187

SCHEDULES

Schedule I-Commitments and Applicable Lending Offices

Schedule II-Approved Reallocation Lenders

Schedule III-[Reserved]

Schedule IV-Existing Letters of Credit

Schedule V-Deemed Qualifying Ground Leases

Schedule VI-[Reserved]

Schedule VII-Short Term Leases

Schedule 2.23-Sustainability Adjustments

Schedule 4.01(n)-Surviving Debt

EXHIBITS

Exhibit A-Form of Note

Exhibit B-1-Form of Notice of Borrowing

Exhibit B-2-Form of Notice of Borrowing (KRW-A Revolving Credit Tranche)

Exhibit B-3-Form of Notice of Borrowing (KRW-B Revolving Credit Tranche)

Exhibit C-Form of Guaranty Supplement

Exhibit D-Form of Assignment and Acceptance

Exhibit E-Form of Unencumbered Assets Certificate

Exhibit F-Intentionally Omitted

Exhibit G-Form of Supplemental Addendum

Exhibit H-Form of Borrower Accession Agreement

Exhibit IForm of Pricing Certificate

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4877-0337-8128.7

THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT dated as of September 24, 2024 (this “Agreement”) among DIGITAL REALTY TRUST, L.P., a Maryland limited partnership (the “Operating Partnership”), DIGITAL US FINCO, LLC, a Delaware limited liability company (“Digital US Finco”), DIGITAL SINGAPORE JURONG EAST PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 1”), DIGITAL SINGAPORE 1 PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 2”), DIGITAL HK JV HOLDING LIMITED, a British Virgin Islands business company (the “Initial Singapore Borrower 3”), Digital Singapore 2 Pte. Ltd., a Singapore private limited company (the “Initial Singapore Borrower 4”), Digital HK Kin Chuen Limited, a Hong Kong limited company (the “Initial Singapore Borrower 5”), DIGITAL STOUT HOLDING, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 1”), DIGITAL JAPAN, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 2”), DIGITAL EURO FINCO, L.P., a Scottish limited partnership (the “Initial Multicurrency Borrower 3”), MOOSE VENTURES LP, a Delaware limited partnership (the “Initial Multicurrency Borrower 4”), DIGITAL DUTCH FINCO B.V., a Dutch private limited liability company, with corporate seat in Amsterdam, the Netherlands, registered with the Dutch Trade Register under number 76488535 (the “Initial Multicurrency Borrower 5”), DIGITAL REALTY DATAFIRM, LLC, a Delaware limited liability company (the “Initial Australia Borrower 1”), DIGITAL REALTY DATAFIRM 2, LLC, a Delaware limited liability company (the “Initial Australia Borrower 2”), Digital Realty Korea Ltd., a Korean limited liability company (the “Initial Korea Borrower 1”), DIGITAL SEOUL 2 LTD., a Korean limited liability company (the “Initial Korea Borrower 2”) and PT Digital Jakarta One, an Indonesian limited liability company (the “Initial Indonesia Borrower”; and collectively with the Operating Partnership, the Initial Singapore Borrower 1, the Initial Singapore Borrower 2, the Initial Singapore Borrower 3, the Initial Singapore Borrower 4, the Initial Singapore Borrower 5, the Initial Multicurrency Borrower 1, the Initial Multicurrency Borrower 2, the Initial Multicurrency Borrower 3, the Initial Multicurrency Borrower 4, the Initial Multicurrency Borrower 5, the Initial Australia Borrower 1, the Initial Australia Borrower 2, the Initial Korea Borrower 1, the Initial Korea Borrower 2 and any Additional Borrowers (as defined below), the “Borrowers” and each individually a “Borrower”), DIGITAL REALTY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), DIGITAL EURO FINCO, LLC, a Delaware limited liability company (“Digital Euro”), any Additional Guarantors (as hereinafter defined) acceding hereto pursuant to Section 5.01(j) (the Additional Guarantors, together with the Operating Partnership, the Parent Guarantor and Digital Euro, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), each Issuing Bank and Swing Line Bank (as such capitalized terms are hereinafter defined) and CITIBANK, N.A. (“Citibank”), as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the “Administrative Agent”) for the Lender Parties (as hereinafter defined), with BOFA SECURITIES, INC. (“BofA Securities”) and Citibank, as co-sustainability structuring agents (the “Co-Sustainability Structuring Agents”), BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as syndication agents, and BofA Securities, Citibank and JPMCB, as joint lead arrangers and joint bookrunners (the “Arrangers”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Global Senior Credit Agreement dated as of November 18, 2021, as amended through the Closing Date (as defined below), among the Operating Partnership, the Parent Guarantor, the other borrowers and guarantors party thereto, Citibank, N.A., as administrative agent and the other financial institutions party thereto, with Bank of America, N.A. and JPMCB, as the syndication agents, and BofA Securities (as successor in interest to Merrill Lynch, Pierce, Fenner & Smith Incorporated), Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the arrangers (the “Existing Revolving Credit Agreement”), the lenders party thereto agreed to extend certain commitments to make certain extensions of credit available to the Borrowers; and

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the lenders party to the Existing Revolving Credit Agreement desire to amend and restate the Existing Revolving Credit Agreement to make certain amendments thereto;

NOW, THEREFORE, in consideration of the recitals set forth above, which by this reference are incorporated into the operative provisions of this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof and on the basis of the representations and warranties herein set forth, the parties hereby agree to amend and restate the Existing Revolving Credit Agreement to read in its entirety as herein set forth.

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.01.Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acceding Lender” has the meaning specified in Section 2.18(d).

“Accepting Lenders” has the meaning specified in Section 9.01(c).

“Accrued Amounts” has the meaning specified in Section 2.11(a).

“Additional Borrower” means any Person that becomes a Borrower pursuant to Section 5.01(p).

“Additional Guarantor” has the meaning specified in Section 5.01(j).

“Adjusted Daily CORRA” means with respect to any Daily RFR Business Day and a Daily RFR Advance denominated in Canadian Dollars a rate per annum equal to the sum of (a) Daily Compounded CORRA for such Daily RFR Business Day plus (b) 0.29547% (29.547 basis points); provided, however, that in no event shall Adjusted Daily CORRA be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Adjusted Daily SOFR” means with respect to any Daily RFR Business Day and a Daily RFR Advance denominated in Dollars a rate per annum equal to (a) Daily Simple SOFR for such Daily RFR Business Day plus (b) 0.10% (10 basis points); provided, however, that in no event shall Adjusted Daily SOFR be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Adjusted EBITDA” means an amount equal to the EBITDA for the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be; provided, however, that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during such four-fiscal quarter period, Adjusted EBITDA will be adjusted (a) in the case of an acquisition, by adding thereto an amount equal to the acquired Asset’s actual EBITDA (computed as if such Asset was owned or leased by the Parent Guarantor or one of its Subsidiaries for the entire four-fiscal quarter period) generated during the portion of such four-fiscal quarter period that such Asset was not owned or leased by the Parent Guarantor or such Subsidiary and (b) in the case of a disposition, by subtracting therefrom an amount equal to the actual EBITDA generated by the Asset so disposed of during such four-fiscal quarter period.

“Adjusted Net Operating Income” means, with respect to any Asset, the product of (a) four (4) times (b) (i) Net Operating Income attributable to such Asset less (ii) the amount, if any, by which (A) 2% of all rental income (other than tenant reimbursements) from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be, exceeds (B) all management fees payable in respect of such Asset for such fiscal period; provided, however, that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during any fiscal quarter, Adjusted Net Operating Income will be adjusted (1) in the case of an acquisition, by adding thereto an amount equal to (x) four (4) times (y) the acquired Asset’s actual Net Operating Income (computed as if such Asset was owned or leased by the Parent Guarantor or one of its Subsidiaries for the entire fiscal quarter) generated during the portion of such fiscal quarter that such Asset was not owned or leased by the Parent Guarantor or such Subsidiary and (2) in the case of a disposition, by subtracting therefrom an amount equal to (x) four (4) times (y) the actual Net Operating Income generated by the Asset so disposed of during such fiscal quarter.

“Adjusted SARON” means with respect to any Daily RFR Business Day and an Advance denominated in CHF (a) having a tenor of one month, a rate per annum equal to (i) SARON for such Daily RFR Business Day minus (ii) 0.0571% (5.71 basis points), (b) having a tenor of three months, a rate per annum equal to the sum of (i) SARON for such Daily RFR Business Day plus (ii) 0.0031% (0.31 basis points) and (c) having a tenor of six months, the sum of (i) SARON for such Daily RFR Business Day plus (ii) 0.0741% (7.41 basis points); provided, however, that in no event shall Adjusted SARON be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Adjusted SONIA” means with respect to any Daily RFR Business Day and an Advance denominated in Sterling (a) having a tenor of one month, a rate per annum equal to the sum of (i) SONIA for such Daily RFR Business Day plus (ii) 0.0326% (3.26 basis points), (b) having a tenor of three months, a rate per annum equal to the sum of (i) SONIA for such Daily RFR Business Day plus (ii) 0.1193% (11.93 basis points) and (c) having a tenor of six months, a rate per annum equal to the sum of (i) SONIA for such Daily RFR Business Day plus (ii) 0.2766% (27.66 basis points); provided, however, that in no event shall Adjusted SONIA be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Adjusted Term CORRA” means, for any Interest Period, an interest rate per annum equal to (a) Term CORRA for such Interest Period, plus (b)(i) if the Interest Period is one month, 0.29547% (29.547 basis points), and (ii) if the Interest Period is three months, 0.32138% (32.138 basis points), provided, however, that in no event shall Adjusted Term CORRA be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to (a) Term SOFR for such Interest Period, plus (b) 0.10% (10 basis points); provided, however, that in no event shall Adjusted Term SOFR be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Administrative Agent’s Account” means (a) in the case of Advances under the U.S. Dollar Revolving Credit Tranche, the account of the Administrative Agent maintained by the Administrative Agent with Citibank, N.A., at its office at 1615 Brett Road, Ops III, New Castle, Delaware 19720, ABA No. 021000089, Account No. 31311565, Account Name:  CBNA Global Loans Agency USD, Reference:  Digital Realty, Attention:  CBNA Lending Agency or such other account as the Administrative Agent shall specify in writing to the Lender Parties, and (b) in the case of Advances under the Australian Dollar Revolving Credit Tranche, the Singapore Dollar Revolving Credit Tranche, the Multicurrency Revolving Credit Tranche, the KRW-A Revolving Credit Tranche, the KRW-B Revolving Credit Tranche, the IDR Revolving Credit Tranche or any Supplemental Tranche, the account of the Administrative Agent designated in writing from time to time by the Administrative Agent to the Borrowers and the Lender

Parties for such purpose or such other account as the Administrative Agent shall specify in writing to the Lender Parties.

“Advance” means a Revolving Credit Advance, a Swing Line Advance or a Letter of Credit Advance.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lender” has the meaning specified in Section 2.10(g).

“Affected Reallocation Lender Parties” has the meaning specified in Section 2.19(b).

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.  For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.  In no event shall the Administrative Agent or any Lender Party be deemed to be an Affiliate of the Borrower.

“Agent’s Spot Rate of Exchange” means, in relation to any amount denominated in any currency, and unless expressly provided otherwise, (a) the rate as determined by OANDA Corporation and made available on its website at www.oanda.com/currency/converter/ or (b) if customary in the relevant interbank market, the bid rate that appears on the Reuters (Page AFX= or Screen ECB37, as applicable) screen page for cross currency rates, in each case with respect to such currency on the date specified below in the definition of Equivalent, provided that if such service or screen page ceases to be available, the Administrative Agent shall use such other service or page quoting cross currency rates as the Administrative Agent determines in its reasonable discretion, provided further that clause (b) shall not apply to any currency of any Advances under the Multicurrency Revolving Credit Tranche.

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Allowed Unconsolidated Affiliate Earnings” means distributions (excluding extraordinary or non-recurring distributions) received in cash from Unconsolidated Affiliates.

“Alternative CD Yield Rate” has the meaning specified in Section 2.07(d)(v).

“Annual Period” means each period beginning on January 1st and ending on December 31st (inclusive) during the term of the Facility.

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Loan Parties or their Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering including, without limitation, the United Kingdom Bribery Act of 2010 and the United States Foreign Corrupt Practices Act of 1977, as amended.

“Anti-Social Forces” has the meaning specified in Section 4.01(v).

“Applicable Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Applicable Lender” has the meaning specified in Section 2.03(c).

“Applicable Lender Party” means, with respect to (a) the U.S. Dollar Revolving Credit Tranche, a U.S. Dollar Lender Party, (b) the Multicurrency Revolving Credit Tranche, a Multicurrency Lender Party, (c) the Australian Dollar Revolving Credit Tranche, an Australian Lender Party, (d) the Singapore

Dollar Revolving Credit Tranche, a Singapore Lender Party, (e) the KRW-A Revolving Credit Tranche, a KRW-A Lender Party, (f) the KRW-B Revolving Credit Tranche, a KRW-B Lender Party, (g) the IDR Revolving Credit Tranche, an IDR Lender Party and (h) any Supplemental Tranche, the Lenders that hold a Supplemental Tranche Commitment with respect to such Supplemental Tranche.

“Applicable Lending Office” means, with respect to each Lender Party, such Lender Party’s (a) Australian Dollar Tranche Lending Office in the case of an Advance under the Australian Dollar Revolving Credit Tranche, (b) U.S. Dollar Tranche Lending Office in the case of an Advance under the U.S. Dollar Revolving Credit Tranche, (c) Multicurrency Tranche Lending Office in the case of an Advance under the Multicurrency Revolving Credit Tranche, (d) IDR Tranche Lending Office in the case of an Advance under the IDR Revolving Credit Tranche, (e) KRW Lending Office in the case of an Advance under the KRW-A Revolving Credit Tranche or the KRW-B Revolving Credit Tranche, (f) Singapore Tranche Lending Office in the case of an Advance under the Singapore Dollar Revolving Credit Tranche, and (g) lending office set forth in the applicable Supplemental Addendum with respect to any Supplemental Tranche Advance.

“Applicable Margin” means, subject to the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment in accordance with the last paragraph of this definition, at any date of determination, a percentage per annum determined by reference to the Debt Rating as set forth below:

Pricing Level	Debt Rating	Applicable Margin for Base Rate Advances and CPR Advances	Applicable Margin for Floating Rate Advances and Daily RFR Advances	Facility Fee
I	A/A2 or better	0.00%	0.700%	0.100%
II	A-/A3	0.00%	0.725%	0.125%
III	BBB+/Baa1	0.00%	0.775%	0.150%
IV	BBB/Baa2	0.00%	0.850%	0.200%
V	BBB-/Baa3	0.05%	1.050%	0.250%
VI	Lower than BBB-/Baa3 (or unrated)	0.40%	1.400%	0.300%

The Applicable Margin for any Interest Period for all Advances comprising part of the same Borrowing shall be determined by reference to the Debt Rating in effect on the first day of such Interest Period; provided, however, that (a) the Applicable Margin shall initially be at Pricing Level IV on the Closing Date, (b) no change in the Applicable Margin resulting from the Debt Rating shall be effective until three Business Days after the earlier to occur of (i) the date on which the Administrative Agent receives the certificate described in Section 5.03(k) and (ii) the Administrative Agent’s actual knowledge of an applicable change in the Debt Rating.

It is understood and agreed that the Applicable Margin with respect to Base Rate Advances, CPR Advances, Floating Rate Advances and Daily RFR Advances and the Facility Fee shall be adjusted from time to time based upon the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment, as applicable (in each case, to be calculated and applied as set forth in Section 2.23);

provided, however, that in no event shall the Applicable Margin with respect to any Advances be less than zero percent per annum (0.00%).

“Applicable Pro Rata Share” means, (a) in the case of a U.S. Dollar Revolving Lender, such Lender’s U.S. Dollar Revolving Credit Pro Rata Share, (b) in the case of a Multicurrency Revolving Lender, such Lenders’ Multicurrency Revolving Credit Pro Rata Share, (c) in the case of a Singapore Dollar Revolving Lender, such Lender’s Singapore Dollar Revolving Credit Pro Rata Share, (d) in the case of an Australian Dollar Revolving Lender, such Lenders’ Australian Dollar Revolving Credit Pro Rata Share, (e) in the case of a KRW-A Revolving Lender, such Lender’s KRW-A Revolving Credit Pro Rata Share, (f) in the case of a KRW-B Revolving Lender, such Lender’s KRW-B Revolving Credit Pro Rata Share, (g) in the case of an IDR Revolving Lender, such Lender’s IDR Revolving Credit Pro Rata Share, and (h) in the case of a Lender under the Supplemental Tranche, such Lender’s Supplemental Tranche Pro Rata Share.

“Applicable Screen Rate” means with respect to (a) intentionally omitted, (b) Advances in Australian Dollars, BBR, (c) Advances in Hong Kong Dollars, the Hong Kong Screen Rate, (d) Advances in Euro, the EURIBO Rate, (e) Advances in Indonesian Rupiah, the Jakarta Screen Rate, (f) Advances in Yen, TIBOR, or (g) Advances in any Supplemental Currency, if applicable, the Supplemental Currency Screen Rate, as the context may require.

“Apportioned Commitment Increase” has the meaning specified in Section 2.18(a).

“Approved Reallocation Lender” means each Lender set forth on Schedule II hereto that, subject to any requirements specified in Schedule II, has agreed in writing in its sole discretion to participate in Reallocations of its Unused Revolving Credit Commitments in accordance with Section 2.19 without the requirement of providing a separate approval for each Reallocation.  The Administrative Agent may update Schedule II from time to time upon the addition of any Approved Reallocation Lender and the Administrative Agent shall provide the updated Schedule II to the Borrowers and the Lenders.

“Arrangers” has the meaning specified in the recital of parties to this Agreement.

“Asset Value” means, at any date of determination, (a) in the case of (i) any Technology Asset that is not a Short-Term Leased Asset, the Capitalized Value of such Asset or (ii) any Technology Asset that is a Short-Term Leased Asset, the Short-Term Leased Asset Book Value thereof; provided, however, that the Asset Value of each Technology Asset (other than an asset that is leased by the Operating Partnership or a Subsidiary thereof pursuant to a lease (other than a ground lease), a former Development Asset or a former Redevelopment Asset) shall be limited, during the first 12 months following the date of acquisition thereof, to the greater of (x) the acquisition price thereof or (y)(I) in the case of any Technology Asset that is not a Short-Term Leased Asset, the Capitalized Value thereof or (II) in the case of any Technology Asset that is a Short-Term Leased Asset, the Short-Term Leased Asset Book Value thereof; provided further that an upward adjustment shall be made to the Asset Value of any Technology Asset (in the reasonable discretion of the Administrative Agent) as new Tenancy Leases are entered into in respect of such Asset in the ordinary course of business, (b)(i)(x) in the case of any Development Asset that is a Leased Asset other than a Short-Term Leased Asset or any Redevelopment Asset that is a Leased Asset other than a Short-Term Leased Asset, the Capitalized Value thereof or (y) in the case of any Development Asset that is a Short-Term Leased Asset or any Redevelopment Asset that is a Short-Term Leased Asset, the Short-Term Leased Asset Book Value thereof and (ii) in the case of any other Development Asset or Redevelopment Asset, the book value of such Asset determined in accordance with GAAP (but determined without giving effect to any depreciation), (c) in the case of any Unconsolidated Affiliate Asset that, but for such Asset being owned or leased by an Unconsolidated Affiliate (other than an asset that is leased by the Operating Partnership or a Subsidiary thereof pursuant to a lease (other than a ground lease), a former Development Asset or a former Redevelopment Asset), would qualify as a Technology Asset under the definition thereof, (x) in the case of such an Unconsolidated Affiliate Asset other than a Short-Term Leased Asset, the JV Pro Rata Share of the

Capitalized Value thereof or (y) in the case of such an Unconsolidated Affiliate Asset that is a Short-Term Leased Asset, the JV Pro Rata Share of the Short-Term Leased Asset Book Value thereof; provided, however, that the Asset Value of such Unconsolidated Affiliate Asset shall be limited, during the first 12 months following the date of acquisition thereof, to the JV Pro Rata Share of the greater of (i) the acquisition price thereof or (ii)(x) in the case of such an Unconsolidated Affiliate Asset other than a Short-Term Leased Asset, the Capitalized Value thereof or (y) in the case of such an Unconsolidated Affiliate Asset that is a Short-Term Leased Asset, the Short-Term Leased Asset Book Value thereof; provided further that an upward adjustment shall be made to Asset Value of any Unconsolidated Affiliate Asset described in this clause (c) (in the reasonable discretion of the Administrative Agent) as new leases, subleases, real estate licenses, occupancy agreements and rights of use are entered into in respect of such Asset in the ordinary course of business and (d) in the case of any Unconsolidated Affiliate Asset not described in clause (c) above, the JV Pro Rata Share of the book value of such Unconsolidated Affiliate Asset determined in accordance with GAAP (but determined without giving effect to any depreciation) of such Unconsolidated Affiliate Asset.

“Assets” means Technology Assets (including Leased Assets), Unconsolidated Affiliate Assets (including Leased Assets), Redevelopment Assets (including Leased Assets) and Development Assets (including Leased Assets).

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit D hereto.

“Auditor’s Determination” has the meaning specified in Section 7.09(g).

“Australia Borrowers” means the Operating Partnership, the Initial Australia Borrower 1, the Initial Australia Borrower 2, the Initial Multicurrency Borrower 1, the Initial Multicurrency Borrower 3, the Initial Multicurrency Borrower 5 and each Additional Borrower that is designated as a Borrower with respect to the Australian Dollar Revolving Credit Tranche, the Australian Swing Line Facility or the Australian Letter of Credit Facility.

“Australian Committed Currencies” means Australian Dollars, Dollars, Sterling and Euros.

“Australian Dollar Revolving Credit Advance” has the meaning specified in Section 2.01(a)(iii).

“Australian Dollar Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Australian Dollar Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Australian Dollar Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“Australian Dollar Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Australian Dollar Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the Australian Dollar Revolving Credit Tranche at such time) and the denominator of which is the Australian Dollar Revolving Credit Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to the Australian Dollar Revolving Credit Tranche at such time).

“Australian Dollar Revolving Credit Tranche” means, at any time, the aggregate amount of the Lenders’ Australian Dollar Revolving Credit Commitments at such time.

“Australian Dollar Revolving Lender” means any Person that is a Lender hereunder in respect of the Australian Dollar Revolving Credit Tranche in its capacity as a Lender in respect of such Tranche.

“Australian Dollars” and the “A$” sign each means lawful currency of Australia.

“Australian Dollar Tranche Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Australian Dollar Tranche Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

“Australian Issuing Bank” means JPMorgan Chase Bank, N.A. (or any Affiliate thereof) and any other Lender approved as an Australian Issuing Bank by the Administrative Agent and the Operating Partnership and any Eligible Assignee to which an Australian Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Australian Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Australian Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such initial Australian Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have an Australian Letter of Credit Commitment.

“Australian Lender Party” means any Australian Dollar Revolving Lender, the Swing Line Bank under the Australian Swing Line Facility or an Australian Issuing Bank.

“Australian Letter of Credit Commitment” means, with respect to any Australian Issuing Bank at any time, the amount set forth opposite such Australian Issuing Bank’s name on Schedule I hereto under the caption “Australian Letter of Credit Commitment” or, if such Australian Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Australian Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Australian Issuing Bank’s “Australian Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.

“Australian Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Australian Issuing Banks’ Australian Letter of Credit Commitments at such time, and (b) A$30,000,000 (or the Equivalent thereof in any other Australian Committed Currency), as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The Australian Letter of Credit Facility shall be a Subfacility of the Australian Dollar Revolving Credit Tranche.

“Australian Letters of Credit” has the meaning specified in Section 2.01(b)(v).

“Australian PPS Act” means the Personal Property Securities Act 2009 (Cth) (Australia).

“Australian Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Swing Line Commitments relating to the Australian Dollar denominated Swing Line Facility at such time, and (b) A$40,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The Australian Swing Line Facility shall be a Subfacility of the Australian Dollar Revolving Credit Tranche.

“Australian Tax Act” means the Income Tax Assessment Act 1936 (Cth), the Income Tax Assessment Act 1997 (Cth) or the Taxation Administration Act 1953 (Cth).

“Available Amount” of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing), and shall be deemed where applicable hereunder to include the Equivalent in the Primary Currency relating to the applicable Tranche of any such amount denominated in a Committed Foreign Currency.  If on any date of determination a standby Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, the Available Amount of such standby Letter of Credit shall be deemed to be the amount so remaining available to be drawn.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, the UK Bail-In Legislation.

“Bank Guarantees” means bank guarantees, bank bonds or comparable instruments issued or to be issued pursuant to any Letter of Credit Facility (other than the U.S. Dollar Letter of Credit Facility) by an Issuing Bank or Affiliate thereof in form and substance satisfactory to the issuer thereof.

“Bank Levy” means any amount payable by any Secured Party or any of its Affiliates on the basis of, or in relation to, its balance sheet or capital base or any part of that person or its liabilities or minimum regulatory capital or any combination thereof, including the United Kingdom bank levy as set out in the Finance Act of 2011 (as amended), the French taxe pour le financement du fonds de soutien aux collectivités territoriales as set out in Article 235 ter ZE bis of the French Tax Code, the bank levy payable pursuant to the Dutch Act on bank levy (Wet bankenbelasting) or any other implementing rules connected therewith and any tax in any other jurisdiction levied on a similar basis or for a similar purpose or any financial activities taxes (or other taxes) of a kind contemplated in the European Commission consultation paper on financial sector taxation dated February 22, 2022 which has been enacted or which has been formally announced as proposed  as at the date of this Agreement.

“Bankruptcy Law” means any applicable law governing a proceeding of the type referred to in Section 6.01(f) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

“Base CD Rate” means, in relation to an Interest Period for KRW-A Revolving Credit Advances or KRW-B Revolving Credit Advances, (i) prior to the first day of the first Interest Period for each such KRW-A Revolving Credit Advance or KRW-B Revolving Credit Advance commencing on or after October 2, 2023, the average (rounded off to two (2) decimal places) of the final quotation yield rate for ninety-one (91) day KRW denominated bank certificates of deposit as published by the Korea Financial Investment Association or comparable substitute publishing medium at 4:00 P.M. (Seoul time) on the applicable Quotation Day and the immediately preceding two (2) consecutive Business Days, and (ii) on or after the first day of the first Interest Period for each such KRW-A Revolving Credit Advance or KRW-B Revolving Credit Advance commencing on or after October 2, 2023, the average (rounded off to two (2) decimal places) of the CD Yield Rate (CD수익률 in Korean) as defined in Article 2, Paragraph 1, Subparagraph 1 of the Regulation on Calculation of CD Yield Rate (CD 수익률 산출업무규정 in Korean) as published by the Korea Financial Investment Association (or any successor of such association) on its website (http://www.kofiabond.or.kr) on the applicable Quotation Day and the immediately preceding two (2) consecutive Business Days.  For the avoidance of doubt, in the event that the applicable Quotation Day falls on a date prior to October 2, 2023, the Base CD Rate described in clause (i) above shall apply.  Notwithstanding anything to the contrary in this Agreement, in no event shall the Base CD Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate, (b) ½ of 1% per annum above the Federal Funds Rate, (c) Adjusted Term SOFR for a one-month Interest Period in effect on such day plus 1% per annum (taking into account any floor set forth in the definition of Adjusted Term SOFR) and (d) 1% per annum.  Citibank’s base rate is a rate set by Citibank based upon various factors, including Citibank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such base rate announced by Citibank shall take effect at the opening of business on the day specified in the public announcement of such change.  If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.07(d) or 2.07(f), then the Base Rate shall be equal to the higher of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above.  Notwithstanding anything to the contrary in this Agreement, in no event shall the Base Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Base Rate Advance” means (a) an Advance under the U.S. Dollar Revolving Credit Tranche advanced as a Base Rate Advance hereunder or Converted into a Base Rate Advance hereunder, (b) an Advance under the U.S. Dollar Swing Line Facility, (c) an Advance that is Converted into a Base Rate Advance pursuant to Section 2.07, or (d) a Letter of Credit Advance under the U.S. Dollar Letter of Credit Facility that, in each case, bears interest as provided in Section 2.07(a)(i).

“BBR” means (a) for a period relating to an Australian Dollar Revolving Credit Advance, (i) the average mid rate displayed at or about 10:15 A.M. (Sydney time) on the Quotation Day on the Reuters screen BBSW page for a term equivalent to the period or (ii) if (A) for any reason BBR is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Australian Dollar Revolving Credit Advance, then the rate shall be the Interpolated Screen Rate or (B) the basis on which that rate is displayed is changed and in the opinion of the Administrative Agent it ceases to reflect the Lenders’ cost of funding to the same extent as at the date of this Agreement, then BBR will be the rate reasonably determined by the Administrative Agent to be the arithmetic mean of the bid and ask rates for bills of exchange accepted by leading Australian banks in the Relevant Interbank Market at or about 10:15 A.M. (Sydney time) on the Quotation Day and which has a term equivalent to such period, and (b) for any Swing Line Advance in Australian Dollars, (i) the average mid rate displayed at or about 10:15 A.M. (Sydney time) on the Reuters screen BBSW page on the day of such Swing Line Advance or (ii) if no such rate is available, the rate reasonably determined by the Administrative Agent to be the arithmetic mean of the rate quoted by leading banks in the Relevant Interbank Market as of 12:00 P.M. (Sydney time) on the day of such Swing Line Advance.  Rates under clauses (a) and (b) above will be expressed as a yield percent per annum to maturity and, if necessary, will be rounded up to the nearest fourth decimal place.  Notwithstanding anything to the contrary in this Agreement, in no event shall BBR be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Benchmark” means, initially, (a) with respect to amounts denominated in Dollars, the Term SOFR Reference Rate or Daily Simple SOFR, as applicable, (b) with respect to amounts denominated in Sterling, SONIA, (c) with respect to amounts denominated in Swiss Francs, SARON, (d) with respect to amounts denominated in Yen, TIBOR, (e) with respect to amounts denominated in EURO, the EURIBO Rate (f) with respect to amounts denominated in Canadian Dollars, Adjusted Term CORRA or Adjusted Daily CORRA, as applicable, (g) with respect to amounts denominated in Australian Dollars, BBR, (h) with respect to amounts denominated in Singapore Dollars, SORA, (i) with respect to any amounts denominated in Hong Kong Dollars, HIBOR, (j) with respect to amounts denominated in Indonesian Rupiah, JIBOR, (k) with respect to amounts denominated in Korean Won, the Base CD Rate and (l) with respect to amounts denominated in any other Committed Foreign Currency, the rate therefor set forth in the applicable Supplemental Addendum; provided, however, that if a replacement of an initial or subsequent Benchmark has occurred pursuant to this Section titled “Benchmark Replacement Setting”, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark

Replacement has replaced such prior benchmark rate.  Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any currency:

(a)in the case of clause (a) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)in the case of clause (b) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (b) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (A) if the event giving rise to the Benchmark Replacement Date for any Benchmark occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such Benchmark and for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Beneficial Ownership Certification” means, if any Borrower qualifies as a “legal entity customer” within the meaning of the Beneficial Ownership Regulation, a certification of beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” has the meaning specified in Section 9.21(b).

“Board of Directors” or a “director”, in relation to a Dutch entity, means its managing board (bestuur) or a managing director (bestuurder).

“BofA Securities” has the meaning specified in the recital of parties to this Agreement.

“Bond Debt” has the meaning specified in Section 5.01(j).

“Bond Issuance” means any offering or issuance of any Bonds or the acquisition of any Subsidiary that has Bonds outstanding.

“Bond Pricing Agencies” means NICE P&I Inc., Korea Asset Pricing Corporation, KIS Pricing Inc., FnPricing Inc and EG Asset Pricing & Data Platform.

“Bonds” means bonds, notes, loan stock, debentures and comparable debt instruments that evidence debt obligations of a Person.

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower Accession Agreement” means the Borrower Accession Agreement, between the Administrative Agent and an Additional Borrower relating to such Additional Borrower which is to become a Borrower hereunder at any time on or after the Effective Date, the form of which is attached hereto as Exhibit H.

“Borrower’s Account” means such account as any Borrower shall specify in writing to the Administrative Agent.  Notwithstanding the foregoing, each Borrower Account relating to Swing Line Advances in (A) Singapore Dollars shall be maintained at Citibank N.A., Singapore Branch, or another financial institution in Singapore and (B) Australian Dollars shall be maintained at Citibank N.A., Sydney Branch, or another financial institution in Australia.

“Borrowing” means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Lenders or a Swing Line Borrowing.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to (a) any Eurocurrency Rate Advances or Advances under the Multicurrency Revolving Credit Tranche, on which dealings are carried on in the London interbank market and banks are open for business in London and in the country of issue of the currency of such Advance (or, in the case of an Advance denominated in Euro, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open), (b) any Australian Dollar Revolving Credit Advances, on which dealings are carried on in the Australian interbank market and banks are open for business in Sydney, Melbourne, Hong Kong and in the country of issue of the currency of such Australian Dollar Revolving Credit Advance, (c) any Singapore Dollar Revolving Credit Advances, on which dealings are carried on in the Singapore interbank market and banks are open for business in Singapore, London, Hong Kong and in the country of issue of the currency of such Singapore Dollar Revolving Credit Advance, (d) any IDR Revolving Credit Advances, is not a Saturday, a Sunday, a public holiday or any other day on which commercial banks in Jakarta or Hong Kong are authorized or required by law to remain closed, (e) any KRW-A Revolving Credit Advances or KRW-B Revolving Credit Advances, is not a Saturday, a Sunday or any other day on which commercial banks in Seoul or Hong Kong are authorized or required by law to remain closed, (f) any Advances denominated in any Supplemental Currency, on which dealings are carried on in the Relevant Interbank Market of the jurisdiction that issues such Supplemental Currency or (g) any Advances denominated in Canadian Dollars, is any day other than a Saturday, a Sunday or other day on which commercial banks are authorized to close under the applicable laws of, or are in fact closed in, the state where the Administrative Agent’s office is located and in Toronto; provided, however, that as used in the definition of EURIBO Rate, “Business Day” means a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open for settlement of payments in Euro.

“Calculation Date” means (a) each date on which a Letter of Credit or Bank Guarantee is issued under the Multicurrency Letter of Credit Facility with a stated amount denominated in a currency other than Dollars in connection with Letters of Credit or Bank Guarantees issued under the Multicurrency Letter of Credit Facility, (b) the last Business Day of each calendar quarter and (c) if a Default or an Event of Default shall have occurred and be continuing, such additional dates as the Administrative Agent shall specify.

“Canadian Dollars” and the “CDN$” sign each means lawful currency of Canada.

“Canadian Prime Rate” shall mean, for any day, a rate per annum equal to the higher of (a) the Canadian Reference Rate and (b) the sum of ½ of 1% plus Adjusted Term CORRA for Swing Line Advances (assuming an applicable term of 30 days) for such day.  Notwithstanding anything to the contrary in this Agreement, in no event shall the Canadian Prime Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Canadian Reference Rate” shall mean, for any day, the rate of interest per annum established by Citibank N.A., Canadian Branch as the reference rate of interest then in effect for determining interest rates on commercial loans denominated in Canadian Dollars made by it in Canada.  The Canadian Reference Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.  Notwithstanding anything to the contrary in this Agreement, in no event shall the Canadian Reference Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Capitalized Value” means (a) in the case of any Asset other than a Leased Asset, the Adjusted Net Operating Income of such Asset divided by 6.50%, and (b) in the case of any Leased Asset other than a Short-Term Leased Asset, the Adjusted Net Operating Income of such Asset divided by 8.75%.

“Cash Collateralize” means, in respect of an obligation, provide and pledge (as a first priority perfected security interest) cash collateral in the currency of the obligation that is to be cash collateralized, at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, the applicable Issuing Bank and the applicable Swing Line Bank and “Cash Collateralization” shall have a corresponding meaning.

“Cash Equivalents” means any of the following, to the extent owned by the Parent Guarantor or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens) and having a maturity of not greater than 360 days from the date of acquisition thereof:  (a) readily marketable direct obligations of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the United States, (b) readily marketable direct obligations of any state of the United States or any political subdivision of any such state or any public instrumentality thereof having, at the time of acquisition, the highest rating obtainable from either Moody’s or S&P, (c) domestic and foreign certificates of deposit or domestic time deposits or foreign deposits or bankers’ acceptances (foreign or domestic) in Sterling, Canadian Dollars, Swiss Francs, Euros, Hong Kong Dollars, Dollars, Singapore Dollars, Yen, Australian Dollars or Mexican Pesos that are issued by a bank:  (I) which has, at the time of acquisition, a long-term rating of at least A or the equivalent from S&P, Moody’s or Fitch and (II) if a United States domestic bank, which is a member of the Federal Deposit Insurance Corporation, (d) commercial paper (foreign and domestic) rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P, (e) overnight securities repurchase agreements, or reverse repurchase agreements secured by any of the foregoing types of securities or debt instruments, provided that the collateral supporting such repurchase agreements shall have a value not less than 101% of the principal amount of the repurchase agreement plus accrued interest; and (f) money market funds invested in investments substantially all of which consist of the items described in clauses (a) through (e) foregoing.

“Central Bank Rate” means (a) with respect to Advances denominated in Sterling, the Bank of England’s Bank Rate as published by the Bank of England from time to time, (b) with respect to Advances denominated in Swiss Francs, the policy rate of the Swiss National Bank as published by the Swiss National Bank from time to time, (c) with respect to Advances denominated in Euro, (i) the applicable Central Bank Rate Adjustment plus, as selected by the Administrative Agent, (ii)(x) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (y) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (z) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, (d) with respect to Advances denominated in Yen, (i) the applicable Central Bank Rate Adjustment plus (ii) the

“short-term prime rate” as publicly announced by the Bank of Japan (or any successor thereto) from time to time and (e) with respect to Advances denominated in any other currency, (i) the applicable Central Bank Rate Adjustment plus (ii) a central bank rate as determined by the Administrative Agent in its reasonable discretion; provided, however, that in no event shall the Central Bank Rate be less than 0.00% per annum for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Central Bank Rate Adjustment” means, (a) in relation to the applicable Central Bank Rate prevailing at close of business on any Daily RFR Business Day with respect to Advances denominated in Sterling or Swiss Francs, the twenty percent (20%) trimmed arithmetic mean (calculated by the Administrative Agent) of the applicable Central Bank Rate Spreads for the five most immediately preceding Daily RFR Business Days for which the applicable RFR is available and (b) in relation to Advances denominated in any other currency, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent giving due consideration to (i) the historical difference between the Benchmark which, as of the date of determination, is unavailable due to a Market Disruption Event or is subject to the circumstances described in Section 2.10(d), and the Central Bank Rate for the applicable currency over the prior twelve month period and/or (ii) any evolving or then-prevailing market convention for determining such spread adjustment, or method for calculating or determining such spread adjustment for syndicated credit facilities denominated in the applicable currency at such time.

“Central Bank Rate Spread” means, in relation to any Daily RFR Business Day and applicable RFR, the difference (expressed as a percentage rate per annum) calculated by the Administrative Agent of (a) the RFR for that Daily RFR Business Day and (b) the Central Bank Rate prevailing at the close of business on that Daily RFR Business Day (relevant to such RFR).

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

“Certified Capacity” means the total amount of data center power capacity, measured in megawatts of IT power (“MW-IT”) of data centers owned, operated and/or managed by the Operating Partnership or its Subsidiaries that received certification according to:

(a)the standards of Leadership in Energy and Environmental Design (LEED) at one of the following levels: Silver, Gold or Platinum;

(b)Building Research Establishment Environmental Assessment Method (BREEAM): Very Good, Excellent or Outstanding;

(c)Singapore BCA Green Mark: Gold, GoldPlus or Platinum;

(d)Green Globes (administered by the US Green Building Initiative): 3 Globes or 4 Globes;

(e)Certified Energy Efficient Datacenter Award: Silver or Gold;

(f)Comprehensive Assessment System for Built Environment Efficiency: B+, A or S;

(g)DGNB (Deutsche Gesellschaft für Nachhaltiges Bauen): Silver, Gold, or Platinum;

(h)National Australian Built Environment Rating System: minimum 4 Star or above;

(i)Green Building Council of Australia Green Star (including Design and As Built):  minimum 4 Star or above; or

(j)the standards of one or more generally comparable global or country-specific green building certification standards and certified at a level comparable to the certification levels specified in clause (a) above;

in each case as certified by the KPI Metric Auditor.  For each project certified at the applicable levels, the as-designed electrical power usage effectiveness (PUE) will be not more than 1.5.

“Change of Control” means the occurrence of any of the following:  (a) any Person or two or more Persons acting in concert shall have acquired and shall continue to have following the date hereof beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act), directly or indirectly, of Voting Interests of the Parent Guarantor (or other securities convertible into such Voting Interests) representing 40% or more of the combined voting power of all Voting Interests of the Parent Guarantor; or (b) during any consecutive twelve month period commencing on or after the Closing Date, individuals who at the beginning of such period constituted the Board of Directors of the Parent Guarantor (together with any new directors whose election by the Board of Directors or whose nomination for election by the Parent Guarantor stockholders was approved by a vote of at least a majority of the members of the Board of Directors then in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office, except for any such change resulting from (x) death or disability of any such member, (y) satisfaction of any requirement for the majority of the members of the Board of Directors of the Parent Guarantor to qualify under applicable law as independent directors, or (z) the replacement of any member of the Board of Directors who is an officer or employee of the Parent Guarantor with any other officer or employee of the Parent Guarantor or any of its Affiliates; or (c) any Person or two or more Persons acting in concert shall have acquired and shall continue to have following the date hereof, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to direct, directly or indirectly, the management or policies of the Parent Guarantor; or (d) the Parent Guarantor ceases to be the general partner of the Operating Partnership; or (e) the Parent Guarantor ceases to be the legal and beneficial owner of at least 80% of the general partnership interests of the Operating Partnership.

“Citibank” has the meaning specified in the recital of parties to this Agreement.

“Closing Date” means the date of this Agreement.

“Commitment” means a U.S. Dollar Revolving Credit Commitment, a Multicurrency Revolving Credit Commitment, a Singapore Dollar Revolving Credit Commitment, an Australian Dollar Revolving Credit Commitment, an IDR Revolving Credit Commitment, a KRW-A Revolving Credit Commitment, a KRW-B Revolving Credit Commitment, a Swing Line Commitment, a Letter of Credit Commitment or a Supplemental Tranche Commitment.

“Commitment Date” has the meaning specified in Section 2.18(b).

“Commitment Increase” has the meaning specified in Section 2.18(a).

“Commitment Increase Minimum” means (a) $3,000,000 in the case of the U.S. Dollar Revolving Credit Tranche or Incremental Term Loan Facility, as applicable, (b) $3,000,000 in the case of the Multicurrency Revolving Credit Tranche, (c) A$3,000,000 in the case of the Australian Dollar Revolving Credit Tranche, (d) S$3,000,000 in the case of the Singapore Dollar Revolving Credit Tranche, (e) IDR30,000,000,000 in the case of the IDR Revolving Credit Tranche, (f) KRW3,000,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and (g) the Equivalent of $3,000,000 in the case of any Supplemental Tranche.

“Commitment Minimum” means (a) $3,000,000 in the case of the U.S. Dollar Revolving Credit Tranche or Incremental Term Loan Facility, as applicable, (b) $3,000,000 in the case of the Multicurrency Revolving Credit Tranche, (c) A$3,000,000 in the case of the Australian Dollar Revolving Credit Tranche, (d) S$3,000,000 in the case of the Singapore Dollar Revolving Credit Tranche, (e) IDR30,000,000,000 in the case of the IDR Revolving Credit Tranche, (f) KRW3,000,000,000 in the

case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and (g) the Equivalent of $3,000,000 in the case of any Supplemental Tranche.

“Committed Foreign Currencies” means Sterling, Australian Dollars, Singapore Dollars, Hong Kong Dollars, Yen, Canadian Dollars, Euros, Korean Won, Indonesian Rupiah, Swiss Francs and each Supplemental Currency.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning specified in Section 9.02(b).

“Confidential Information” means information that any Loan Party furnishes to the Administrative Agent or any Lender Party in writing designated as confidential, but does not include any such information that is or becomes generally available to the public other than by way of a breach of the confidentiality provisions of Section 9.12 or that is or becomes available to the Administrative Agent or such Lender Party from a source other than the Loan Parties or the Administrative Agent or any other Lender Party and not in violation of any confidentiality agreement with respect to such information that is actually known to Administrative Agent or such Lender Party.

“Consent Request Date” has the meaning specified in Section 9.01(b).

“Consolidated” refers to the consolidation of accounts in accordance with GAAP.

“Consolidated Debt” means Debt of the Parent Guarantor and its Subsidiaries plus the JV Pro Rata Share of Debt of Unconsolidated Affiliates that, in each case, is included as a liability on the Consolidated balance sheet of the Parent Guarantor in accordance with GAAP, minus unrestricted cash and Cash Equivalents on hand of the Parent Guarantor and its Subsidiaries.

“Consolidated Secured Debt” means Secured Debt of the Parent Guarantor and its Subsidiaries that is included as a liability on the Consolidated balance sheet of the Parent Guarantor in accordance with GAAP.

“Contingent Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation (and without duplication), (a) the direct or indirect guarantee (other than (x) endorsements in the ordinary course of business of negotiable instruments or documents for deposit or collection, (y) indemnification obligations and purchase price adjustments pursuant to acquisition agreements entered into in the ordinary course of business and (z) guarantees of liabilities of third parties that do not constitute Debt)), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take or pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith, all as recorded on the balance sheet or on the footnotes to the most recent financial statements of such Person in accordance with GAAP.  Notwithstanding anything contained herein to the contrary, “Contingent Obligation” shall not include (x) guarantees of loan commitments or construction loans in the amount of any funds advanced or drawn under such loan commitments or construction loans or (y) contingent obligations under any Special Limited Contribution Agreement (“SLCA”) in connection with such Person’s contributions of Real Property to any Property Fund pursuant to which a Person is obligated to make additional capital contributions to the respective Property Fund under certain circumstances unless the obligations under the SLCA are required under GAAP to be included as “liabilities” on the balance sheet of such Person.

“Controlled Joint Venture” means any (a) Unconsolidated Affiliate in which the Parent Guarantor or any of its Subsidiaries (i) holds a majority of Equity Interests and (ii) after giving effect to all buy/sell provisions contained in the applicable constituent documents of such Unconsolidated Affiliate, controls all material decisions of such Unconsolidated Affiliate, including without limitation the financing, refinancing and disposition of the assets of such Unconsolidated Affiliate, or (b) Subsidiary of the Operating Partnership that is not a Wholly-Owned Subsidiary.

“Conversion”, “Convert” and “Converted” each refer to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.07, 2.09 or 2.10.

“Convertible Indebtedness” has the meaning specified in the definition of Equity Interests.

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).

“Co-Sustainability Structuring Agents” has the meaning specified in the recital of parties to this Agreement.

“Covered Entity” has the meaning specified in Section 9.21(b).

“Covered Party” has the meaning specified in Section 9.21(a).

“CPR Advance” means a Swing Line Advance in Canadian Dollars under the Multicurrency Swing Line Facility that bears interest at a rate determined by reference to the Canadian Prime Rate.

“Cross-stream Guaranty” has the meaning specified in Section 7.09(g).

“Customary Carve-Out Agreement” has the meaning specified in the definition of Non-Recourse Debt.

“Daily Compounded CORRA” means, for any day, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto, for determining compounded CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.

“Daily RFR Advance” means an Advance that bears interest at a rate based on a Daily Simple RFR.

“Daily RFR Borrowing” means, as to any Borrowing, the Daily RFR Advances comprising such Borrowing.

“Daily RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, (b) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich, (c) Singapore Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in Singapore or (d) Dollars, any U.S. Government Securities Business Day.

“Daily RFR Interest Payment Date” means, with respect to each Daily RFR Advance, (a)(i) having a tenor of one month, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Advance, (ii) having a tenor of three months, each date that is on the numerically corresponding day in each calendar month that is three months after the Borrowing of such Advance, (iii) having a tenor of six months, (x) each date that is on the numerically corresponding day in each calendar month that is six months after the Borrowing of such Advance and (y) with respect to Advances under the U.S. Dollar Revolving Credit Tranche, each date that is on the numerically corresponding day in each calendar month that is three months after the Borrowing of such Advance, (iv) having a tenor of twelve months, (x) each date that is on the numerically corresponding day in each calendar month that is twelve months after the Borrowing of such Advance and (y) with respect to Advances under the U.S. Dollar Revolving Credit Tranche, each date that is on the numerically corresponding day in each calendar month that is three months after the Borrowing of such Advance or (v) having a tenor of less than one month, each date occurring the number of days after the Borrowing of such Advance that is equal to the number of days of such tenor; provided, however, that, as to any such Daily RFR Advance described in clauses (a)(i), (a)(ii), (a)(iii), (a)(iv) and (a)(v), (A) if any such date would be a day other than a Business Day, such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business Day and (B) the Daily RFR Interest Payment Date with respect to any Borrowing that occurs on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business Day of any such succeeding applicable calendar month; provided further that for purposes of this definition, the date of a Borrowing of an Advance initially shall be the date on which such Advance is made and thereafter shall be the effective date of the most recent Conversion or continuation of such Advance or Borrowing, and (b) the Commitment Termination Date.

“Daily RFR Rate Day” has the meaning specified in the definition of “Daily Simple RFR”.

“Daily Simple RFR” means, for any day (a “Daily RFR Rate Day”), a rate per annum, rounded in each case to four decimal places, equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to:

(a)Sterling, Adjusted SONIA for the day (such day “i”) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is an Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not an Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using the SONIA component of such Adjusted SONIA that is published by the SONIA Administrator on the SONIA Administrator’s Website;

(b)Swiss Francs, Adjusted SARON for the day (such day “i”) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is an Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not an Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using the SARON component of such Adjusted SARON that is published by the SARON Administrator on the SARON Administrator’s Website;

(c)Singapore Dollars, SORA for the day (such day “i”) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is an Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not an Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using SORA as published by the SORA Administrator on the SORA Administrator’s Website;

(d)Dollars, Adjusted Daily SOFR for the day (such day “i”) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is a Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using the SOFR component of such Adjusted Daily SOFR that is published by the SOFR Administrator on the SOFR Administrator’s Website; and

(e)Canadian Dollars, a rate per annum equal to Adjusted Daily CORRA for the day (such day “i”) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is a Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using the CORRA component of such Adjusted Daily CORRA that is published by the Relevant Canadian Governmental Body on the Relevant Canadian Governmental Body’s Website.

If by 5:00 pm (local time for the applicable RFR) on the second (2nd) Daily RFR Business Day immediately following any day “i”, the RFR in respect of such day “i” has not been published on the applicable RFR Administrator’s Website and a Benchmark Replacement Date with respect to the applicable Daily Simple RFR has not occurred, then the RFR for such day “i” will be the RFR as published in respect of the first preceding Daily RFR Business Day for which such RFR was published on the RFR Administrator’s Website; provided that any RFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive Daily RFR Rate Days.  Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrowers.

“Daily Simple SOFR” means, for any Daily RFR Rate Date, a rate per annum equal to SOFR for the day (such day “i”) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is a Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case as published by the SOFR Administrator on the SOFR Administrator’s Website.

“Danish Guarantor” has the meaning specified in Section 7.09(t).

“Debt” of any Person means, without duplication for purposes of calculating financial ratios, (a) all Debt for Borrowed Money of such Person, (b) all Obligations of such Person for the deferred purchase price of property or services (other than (i) trade payables incurred in the ordinary course of business and not overdue by more than 60 days or that are subject to a Good Faith Contest and (ii) any purchase price adjustment or earnout obligation until such purchase price adjustment or earnout obligation becomes a liability on the balance sheet of such Person in accordance with GAAP), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities (but excluding any of the foregoing to the extent secured by cash collateral), (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment (but excluding for the avoidance of doubt (i) regular quarterly dividends, (ii) periodic capital gains distributions and (iii) special year-end dividends made in connection with maintaining the Parent Guarantor’s status as a REIT and allowing it to avoid income and excise taxes) in respect of any Equity Interests in such Person or any other Person (other than Preferred Interests that are issued by any Loan Party or Subsidiary thereof and classified as either equity or minority interests pursuant to GAAP) or any warrants, rights or options to acquire such Equity Interests, (h) all Obligations of such Person in respect of Hedge Agreements, valued at the Net Agreement Value thereof, (i) all Contingent Obligations of such Person with respect to Debt and (j) all indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations; provided, however, that (A) in the case of the Parent Guarantor and its Subsidiaries “Debt” shall also include, without duplication, the JV Pro Rata Share of Debt for each Unconsolidated Affiliate and (B) for purposes of computing the Leverage Ratio, “Debt” shall be deemed to exclude (1) Redeemable Preferred Interests issued as trust preferred securities by the Parent Guarantor and the Borrowers to the extent the same are by their terms subordinated to the Facility and not Redeemable until after the Termination Date, as of the date of such computation, (2) Obligations under any operating lease to the extent such Obligations are already included in Net Operating Income and (3) any Permitted Warrant Transactions.

“Debt for Borrowed Money” of any Person means all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of such Person; provided, however, that in the case of the Parent Guarantor and its Subsidiaries “Debt for Borrowed Money” shall also include, without duplication, the JV Pro Rata Share of Debt for Borrowed Money for each Unconsolidated Affiliate; provided further that as used in the definition of “Fixed Charge Coverage Ratio”, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be, the term “Debt for Borrowed Money” (a) shall include, in the case of an acquisition, an amount equal to the Debt for Borrowed Money directly relating to such Asset existing immediately following such acquisition (computed as if such indebtedness in respect of such Asset was in existence for the Parent Guarantor or such Subsidiary for the entire four-fiscal quarter period), and (b) shall exclude, in the case of a disposition, an amount equal to the actual Debt for Borrowed Money to which such Asset was subject to the extent such Debt for Borrowed Money was repaid or otherwise terminated upon the disposition of such Asset during such four-fiscal quarter period.

“Debt Rating” means, as of any date, the rating that has been most recently assigned by S&P, Fitch or Moody’s, as the case may be, to the long-term senior unsecured non-credit enhanced debt of the Parent Guarantor or if applicable, to the “implied rating” of the Parent Guarantor’s long-term senior unsecured credit enhanced debt; provided that if neither of the foregoing ratings are available on such date, then Debt Rating shall mean the rating that has been most recently assigned by S&P, Fitch or Moody’s, as the case may be, as the Parent Guarantor’s issuer rating.  For purposes of the foregoing, (i) if any rating established by S&P, Fitch or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change and (ii) if S&P, Fitch or Moody’s shall change the basis on which ratings are established, each reference to the Parent Guarantor’s Debt Rating announced by S&P, Fitch or Moody’s, as the case may be, shall refer to the then equivalent rating by S&P, Fitch or Moody’s, as the case may be.  For the purposes of determining the Applicable Margin, (A) if the Parent Guarantor has three ratings and such ratings are split, then, if the difference between the highest and lowest is one level apart, it will be the highest of the three, provided that if the difference is more than one level, the average rating of the two highest will be used (or, if such average rating is not a recognized category, then the second highest rating will be used), (B) if the Parent Guarantor has only two ratings, it will be the higher of the two, provided that if the ratings are more than one level apart, the average rating will be used (or, if such average rating is not a recognized category, then the higher rating will be used), and (C) if the Parent Guarantor has only one rating assigned by either S&P or Moody’s, then the Debt Rating shall be such credit rating.

“Decreasing Subfacility” has the meaning specified in Section 2.19(a).

“Decreasing Tranche” has the meaning specified in Section 2.19(a).

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Default Right” has the meaning specified in Section 9.21(b).

“Defaulting Lender” means at any time, subject to Section 2.21(b), (i) any Lender that has failed for two (2) or more Business Days to comply with its obligations under this Agreement to make an Advance or make any other payment due hereunder (each, a “funding obligation”) unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, (ii) any Lender that has notified the Administrative Agent, the Borrowers, any Issuing Bank or any Swing Line Bank in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder (unless such writing or public statement states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) any Lender that has, for three or more Business Days after written request of the Administrative Agent or any Borrower, failed to confirm in writing to the Administrative Agent and the applicable Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iii) upon the Administrative Agent’s and the applicable Borrower’s receipt of such written confirmation), or (iv) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company, provided that a Lender shall not be a Defaulting Lender solely by virtue of (x) the ownership or acquisition of any equity interest in that Lender or any direct or indirect Parent Company thereof by an Applicable Governmental Authority, or (y) if such Lender or its direct or indirect Parent Company is solvent, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such Parent Company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed, in each case so long as such ownership interest or appointment, as applicable, does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Applicable Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender (provided, in each case, that neither the reallocation of funding obligations provided for in Section 2.21(a) as a result of a Lender being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender; provided further that a Lender shall not be a Defaulting Lender solely by virtue of (I) the ownership or acquisition of any equity interest in that Lender or any direct or indirect Parent Company thereof by an Applicable Governmental Authority, or (II) if such Lender or its direct or indirect Parent Company is solvent, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such Parent Company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed, in each case so long as such ownership interest or appointment, as applicable, does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States).  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (iv) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.21(b)) upon notification of such determination by the Administrative Agent to the Borrowers, the Issuing Banks, the Swing Line Banks and the Lenders.

“Development Asset” means Real Property (whether owned or leased) acquired for development into a Technology Asset that, in accordance with GAAP, would be classified as a development property on a Consolidated balance sheet of the Parent Guarantor and its Subsidiaries.  For the avoidance of any doubt, Development Assets shall not constitute Technology Assets but assets that are leased by the Operating Partnership or a Subsidiary thereof as lessee pursuant to a lease (other than a ground lease) shall not be precluded from being Development Assets.

“Digital Euro” has the meaning specified in the recital of parties to this Agreement.

“Digital US Finco” has the meaning specified in the recital of parties to this Agreement.

“Direction” has the meaning specified in Section 2.12(b).

“Division” and “Divide” each refer to a division of a Delaware limited liability company into two or more newly formed limited liability companies pursuant to the Delaware Limited Liability Company Act.

“Dollars” and the “$” sign each means lawful currency of the United States of America.

“Dutch Borrower” means each entity organized under the laws of the Netherlands and designated as a Borrower.

“EBITDA” means, for any period, without duplication, (a) the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary and unusual items and the non-cash component of non-recurring items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense (including, without limitation, amortization of goodwill and other intangible assets), in each case of the Parent Guarantor and its Subsidiaries determined on a Consolidated basis and in accordance with GAAP for such period, and (vi) to the extent such amounts were deducted in calculating net income (or net loss), (A) losses from extraordinary, non-recurring and unusual items (including, without limitation, prepayment penalties and costs or fees incurred in connection with any capital markets offering, debt financing, or amendment thereto, redemption or exchange of indebtedness, lease termination, business combination, acquisition, disposition, recapitalization or similar transaction (regardless of whether such transaction is completed)), (B) expenses and losses associated with Hedge Agreements, (C) expenses and losses resulting from fluctuations in foreign exchange rates, (D) non-cash stock compensation costs for such period, (E) non-recurring integration costs and expenses resulting from operational changes and improvements (including, without limitation, severance costs and business optimization expenses), (F) non-recurring charges and expenses, restructuring charges, transaction expenses (including, without limitation, transaction expenses incurred in connection with any merger or acquisition) and underwriters’ fees, and severance and retention payments in connection with any merger or acquisition, in each case for such period, less extraordinary gains and cash payments (not otherwise deducted in determining net income) made during such period with respect to non-cash charges that were added back in a prior period, (G) gains or losses from the early extinguishment of indebtedness and (H) gains or losses from sales of previously depreciated assets plus (b) Allowed Unconsolidated Affiliate Earnings, plus (c) with respect to each Unconsolidated Affiliate, the JV Pro Rata Share of the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary and unusual items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense of such Unconsolidated Affiliate (including, without limitation, amortization of goodwill and other intangible assets), and (vi) to the extent such amounts were deducted in calculating net income (or net loss) with respect to such Unconsolidated Affiliate, (A) losses from extraordinary, non-recurring and unusual items (including, without limitation, prepayment penalties and costs or fees incurred in connection with any capital markets offering, debt financing, or amendment thereto, redemption or exchange of indebtedness, lease termination, business combination, acquisition, disposition, recapitalization or similar transaction (regardless of whether such transaction is completed)), (B) expenses and losses associated with Hedge Agreements, (C) expenses and losses resulting from fluctuations in foreign exchange rates, in each case determined on a consolidated basis and in accordance with GAAP for such period, (D) non-cash stock compensation costs for such period, (E) non-recurring integration costs and expenses resulting from operational changes and improvements (including, without limitation, severance costs and business optimization expenses), (F) non-recurring charges and expenses, restructuring charges, transaction expenses (including, without limitation, transaction expenses incurred in connection with any merger or acquisition) and underwriters’ fees, and severance and retention payments in connection with any merger or acquisition, in each case for such period, less extraordinary gains and cash payments (not otherwise deducted in determining net income) made during such period with respect to non-cash charges that were added back in a prior period, (G) gains or losses from the early extinguishment of indebtedness and (H) gains or losses from sales of previously depreciated assets.

“ECP” means an eligible contract participant as defined in the Commodity Exchange Act.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the first date on which the conditions set forth in Article III shall be satisfied.

“Eligible Assignee” means (a) with respect to each Tranche, (i) a Lender; (ii) an Affiliate or Fund Affiliate of a Lender and (iii) any other Person (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, the Operating Partnership, each such approval not to be unreasonably withheld or delayed and (b) with respect to each Letter of Credit Facility, a Person that is approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, the Operating Partnership, such approval not to be unreasonably withheld or delayed; provided, however, that no (y) Potential Defaulting Lender or Defaulting Lender or (z) Loan Party nor any Affiliate of a Loan Party, shall qualify as an Eligible Assignee under this definition.  Notwithstanding the foregoing, the Operating Partnership shall be deemed to have given its approval of any assignee described in clauses (a) and (b) above unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof.

“EMU Legislation” means legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

“Environmental Action” means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity” has the meaning specified in Section 7.09(t).

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination; provided, however, that notwithstanding the foregoing, “Equity Interests” shall not include any Debt convertible into or exchangeable for any of the foregoing (or into or for any combination of the foregoing and cash based on the value of the foregoing) (any such Debt referred to in this proviso, “Convertible Indebtedness”).

“Equivalent” in Dollars of any amount in a currency other than Dollars on any date means the equivalent in Dollars of such other currency determined at the Agent’s Spot Rate of Exchange on the date falling three Business Days prior to the date of conversion or notional conversion, as the case may be.  “Equivalent” in any currency (other than Dollars) of any other currency (including Dollars) means the equivalent in such other currency determined at the Agent’s Spot Rate of Exchange on the date falling three Business Days prior to the date of conversion or notional conversion, as the case may be; provided, however, that with respect to Swing Line Advances, the equivalent amount shall be determined at the Agent’s Spot Rate of Exchange on the date of the applicable Swing Line Borrowing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

“ERISA Event” means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the application for a minimum funding waiver pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) with respect to any Plan, the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA resulting in a partial withdrawal by any Loan Party or any ERISA Affiliate from such Plan; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; or (g) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

“Erroneous Payment” has the meaning specified in Section 8.08(a).

“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 8.08(d).

“Erroneous Payment Impacted Tranche” has the meaning specified in Section 8.08(d).

“Erroneous Payment Return Deficiency” has the meaning specified in Section 8.08(d).

“Erroneous Payment Subrogation Rights” has the meaning specified in Section 8.08(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EURIBO Rate” means, for any Interest Period, the rate appearing on either Reuters or Bloomberg Screen EURIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, in each case providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euro by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euro) at 10:00 A.M. (London time) on the applicable Quotation Day, as the rate for deposits in Euro with a maturity comparable to such Interest Period; provided that for the purposes of this definition, if the EURIBO Rate is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Floating Rate Advance, then the rate shall be the Interpolated Screen Rate.  Notwithstanding anything to the contrary in this Agreement, in no event shall the EURIBO Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Euro” and “€” each means the lawful currency of the European Union as constituted by the Treaty of Rome which established the European Community, as such treaty may be amended from time to time and as referred to in the EMU Legislation.

“Eurocurrency Rate” means, for all Eurocurrency Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to:

(a)in the case of any Revolving Credit Advance (other than any Swing Line Advance) denominated in Euro for any Interest Period, the EURIBO Rate for such Interest Period;

(b)in the case of any Swing Line Advance denominated in Euro, the EURIBO Rate for an Interest Period of one week as of 11:00 A.M. (London time) on the day of such Swing Line Advance; and

(c)in the case of any Revolving Credit Advance denominated in Yen (other than any Swing Line Advance) for any Interest Period, the TIBOR Rate for such Interest Period;

provided that for the purposes of this definition, if no Applicable Screen Rate is available for the applicable Interest Period and currency but an Applicable Screen Rate is available for other Interest Periods for such currency with respect to any such Eurocurrency Rate Advance, then the rate shall be the Interpolated Screen Rate.

Notwithstanding anything to the contrary in this Agreement, in no event shall the Eurocurrency Rate be less than 0.00% per annum for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Eurocurrency Rate Advance” means each Advance denominated in Euros, Yen or any Committed Foreign Currency that bears interest as provided in Section 2.07(a)(ii) and each Swing Line Advance in Euros.

“Events of Default” has the meaning specified in Section 6.01.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Guarantor becomes effective with respect to such related Swap Obligation.

“Excluded Taxes” has the meaning specified in Section 2.12(a).

“Existing Debt” means Debt for Borrowed Money of each Loan Party and its Subsidiaries outstanding immediately before the Effective Date.

“Existing Issuing Bank” means BNP Paribas, S.A.

“Existing Letters of Credit” means the letters of credit and bank guarantees listed on Schedule IV hereto.

“Existing Revolving Credit Agreement” has the meaning set forth in the recitals.

“Extension Date” has the meaning specified in Section 2.16.

“Extension Request” has the meaning specified in Section 2.16.

“Facility” means, collectively, all of the Tranches, including all Subfacilities thereof.

“Facility Exposure” means (a) with respect to each Tranche and each Subfacility, at any date of determination, the sum of the aggregate principal amount of all outstanding Advances relating to such Tranche or Subfacility, as applicable, and (i) in the case of a Tranche, the Available Amount under all outstanding Letters of Credit relating to the Subfacility that forms a part of such Tranche and (ii) in the case of a Letter of Credit Facility, the Available Amount under all outstanding Letters of Credit relating to such Letter of Credit Facility, and (b) with respect to the Facility, at any date of determination, the sum of the aggregate principal amount of all outstanding Advances and the Available Amount under all outstanding Letters of Credit.

“Facility Fee” has the meaning specified in Section 2.08(a).

“FATCA” has the meaning specified in Section 2.12(a).

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided, however, that in no circumstance shall the Federal Funds Rate be less than the Floor.

“Fee Letter” means the fee letter dated as of July 11, 2024 among the Operating Partnership, BofA Securities, Bank of America, N.A., Citibank and JPMCB, as the same may be amended from time to time.

“Fiscal Year” means a fiscal year of the Parent Guarantor and its Consolidated Subsidiaries ending on December 31 in any calendar year.

“Fitch” means Fitch IBCA, Duff & Phelps, a division of Fitch, Inc. and any successor thereto.

“Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) Adjusted EBITDA to (b) the sum of (i) interest (including capitalized interest) payable in cash on all Debt for Borrowed Money plus (ii) scheduled amortization of principal amounts of all Debt for Borrowed Money payable (not including balloon maturity amounts) plus (iii) all cash dividends payable on any Preferred Interests (which, for the avoidance of doubt, shall include Preferred Interests structured as trust preferred securities), but excluding redemption payments or charges in connection with the redemption of Preferred Interests, in each case, of or by the Parent Guarantor and its Subsidiaries for the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be, determined on a Consolidated basis for such period.

“Floating Rate” means with respect to (a) Advances in Australian Dollars, BBR, (b) Advances in Hong Kong Dollars, HIBOR, (c) Advances in Canadian Dollars that are not Swing Line Advances, Adjusted Term CORRA, (d) Advances in Indonesian Rupiah, the JIBOR Rate, (e) Advances in Korean Won, the Base CD Rate, (f) Advances in Dollars, Adjusted Term SOFR, (g) Advances in Euro, the EURIBO Rate, (h) Advances in Yen, TIBOR and (h) Advances in a Supplemental Currency, the Applicable Screen Rate related thereto, except to the extent otherwise provided in a Supplemental Addendum.  Notwithstanding anything to the contrary in this Agreement, in no event shall any Floating Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Floating Rate Advance” means each Revolving Credit Advance that bears interest at a Floating Rate.

“Floor” means (a) with respect to each Benchmark (or (i) in the case of SONIA, Adjusted SONIA, (ii) in the case of SARON, Adjusted SARON, (iii) in the case of SOFR, Adjusted Term SOFR or Adjusted Daily SOFR, as applicable, and (iv) in the case of CORRA, Adjusted Daily CORRA and Adjusted Term CORRA, as applicable) and the Federal Funds Rate, a rate of interest equal to zero percent per annum (0.00%) and (b) with respect to the Base Rate, one percent per annum (1.00%).

“Foreign Lender” has the meaning specified in Section 2.12(g).

“Foreign Subsidiary” means any Subsidiary of the Parent Guarantor (a) that is not incorporated or organized under the laws of any State of the United States or the District of Columbia, or (b) the principal assets, if any, of which are not located in the United States or are Equity Interests or other Investments in a Subsidiary described in clause (a) or (b) of this definition.

“French Borrower” means each entity established in France and designated as a Borrower.

“French Guarantor” has the meaning specified in Section 7.09(f)(i).

“French Qualifying Lender” means a Lender which:  (a) fulfills the conditions imposed by French Law in order for a payment from a French Borrower under a Loan Document not to be subject to (or as the case may be, to be exempt from) any French Tax Deduction; or (b) is a French Treaty Lender.

“French Tax Deduction” means a deduction or withholding for or on account of Tax imposed by France from a payment under a Loan Document.

“French Treaty” has the meaning specified in the definition of “French Treaty State”.

“French Treaty Lender” means a Lender which:  (a) is treated as resident of a French Treaty State for the purposes of the French Treaty; (b) does not carry on business in France through a permanent establishment with which that Lender’s participation in the Facility is effectively connected; (c) is acting from a Lending Office situated in its jurisdiction of incorporation; and (d) fulfills any other conditions which must be fulfilled under the French Treaty by residents of the French Treaty State for such residents to obtain exemption from Tax imposed by France on any payment made by a French Borrower under a Loan Document, subject to the completion of any necessary procedural formalities.

“French Treaty State” means a jurisdiction having a double taxation agreement with France (the “French Treaty”), which makes provision for full exemption from Tax imposed by France on interest payments.

“Fund Affiliate” means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is administered or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Funding Deadline” means (a) 1:00 P.M. (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Advances under the U.S. Dollar Revolving Credit Tranche, (b) 10:00 A.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Sterling under the under the Multicurrency Revolving Credit Tranche, (c) 4:00 P.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Canadian Dollars under the Multicurrency Revolving Credit Tranche, (d) 2:00 P.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Dollars under the Multicurrency Revolving Credit Tranche, (e) 10:00 A.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Euros under the Multicurrency Revolving Credit Tranche, (f) 1:00 P.M. (London time) on the Business Day immediately prior to the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Yen under the Multicurrency Revolving Credit Tranche, (g) 10:00 A.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Advances denominated in Swiss Francs under the Multicurrency Revolving Credit Tranche, (h) in the case of a Borrowing under the Singapore Dollar Revolving Credit Tranche consisting of (i) Advances denominated in Hong Kong Dollars, 12:00 P.M. (Hong Kong time) on the date of such Borrowing and (ii) Advances denominated in Singapore Dollars, 12:00 P.M. (Hong Kong time) on the Business Day immediately prior to the date of such Borrowing, (i) in the case of a Borrowing under the Australian Dollar Revolving Credit Tranche consisting of (i) Advances denominated in Australian Dollars, 8:00 A.M. (Hong Kong time) on the date of such Borrowing, (ii) Advances denominated in Dollars, 12:00 P.M. (Hong Kong time) on the date of such Borrowing and (iii) Advances denominated in Sterling and Euro, 9:00 A.M. (Hong Kong time) on the date of such Borrowing, (j) 10:00 A.M. (Hong Kong time) on the date of such Borrowing in the case of a Borrowing consisting of Advances under the IDR Revolving Credit Tranche, (k) 9:00 A.M. (Hong Kong time) on the date of such Borrowing in the case of a Borrowing consisting of Advances under the KRW-A Revolving Credit Tranche or the KRW-B Revolving Credit Tranche, and (l) the deadline set forth in the Supplemental Addendum with respect to Advances denominated in any Supplemental Currency.

“GAAP” has the meaning specified in Section 1.03.

“German GmbH Guarantor” has the meaning specified in Section 7.09(g).

“GmbHG” has the meaning specified in Section 7.09(g).

“Good Faith Contest” means the contest of an item as to which:  (a) such item is contested in good faith, by appropriate proceedings, (b) reserves that are adequate are established with respect to such contested item in accordance with GAAP and (c) the failure to pay or comply with such contested item during the period of such contest is not reasonably likely to result in a Material Adverse Effect.

“Guaranteed Hedge Agreement” means any Hedge Agreement not prohibited under Article V that, at the time of execution thereof, is entered into by and between a Loan Party and any Hedge Bank.

“Guaranteed Obligations” has the meaning specified in Section 7.01.

“Guarantors” has the meaning specified in the recital of parties to this Agreement; provided, however, that for so long as a TMK is prohibited under the TMK Law from guaranteeing the obligations of another Person, a TMK shall not be a Guarantor.

“Guaranty” means the Guaranty by the Guarantors pursuant to Article VII, together with any and all Guaranty Supplements required to be delivered pursuant to Section 5.01(j).

“Guaranty Supplement” means a supplement entered into by an Additional Guarantor in substantially the form of Exhibit C hereto and otherwise in form and substance reasonably acceptable to the Administrative Agent.

“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, friable or damaged asbestos-containing materials, polychlorinated biphenyls, radon gas and toxic mold and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

“Hedge Bank” means any Lender Party or an Affiliate of a Lender Party in its capacity as a party to a Guaranteed Hedge Agreement, whether or not such Lender Party or Affiliate ceases to be a Lender Party or Affiliate of a Lender Party after entering into such Guaranteed Hedge Agreement; provided, however, that so long as any Lender Party is a Defaulting Lender, such Lender Party will not be a Hedge Bank with respect to any Guaranteed Hedge Agreement entered into while such Lender Party was a Defaulting Lender.

“HGB” has the meaning specified in Section 7.09(g).

“HIBOR” means, in relation to any Revolving Credit Advance in Hong Kong Dollars, (a) the Hong Kong Screen Rate or (b) if for any reason the Hong Kong Screen Rate is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Revolving Credit Advance in Hong Kong Dollars, then the rate shall be the Interpolated Screen Rate or (c) if the Hong Kong Screen Rate is not available, the rate reasonably determined by the Administrative Agent as the rate quoted to leading banks in the Hong Kong interbank market, in each case as of 11:00 A.M. Hong Kong time on the Quotation Day for the offering of deposits in Hong Kong Dollars for a period comparable to the applicable Interest Period.  Notwithstanding anything to the contrary in this Agreement, in no event shall HIBOR be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“Hong Kong Dollars” and the “HK$” sign each means lawful currency of Hong Kong.

“Hong Kong Screen Rate” for any day or Interest Period, means the display designated as the HKABHIBOR Screen on the Reuters system or such other page as may replace such page on that system for the purpose of displaying offered rates for Hong Kong Dollar deposits for such day or Interest Period.

“ICC Rule” has the meaning specified in Section 2.03(g).

“IDR Borrowers” means the Initial Indonesia Borrower and each Additional Borrower established in Indonesia that is designated as a Borrower with respect to the IDR Revolving Credit Tranche or the IDR Letter of Credit Facility.

“IDR Issuing Bank” means JPMorgan Chase Bank, N.A. (or any Affiliate thereof), and any other Lender that is approved as an IDR Issuing Bank by the Administrative Agent and the Operating Partnership and any Eligible Assignee to which an IDR Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an IDR Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its IDR Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such initial IDR Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have an IDR Letter of Credit Commitment.

“IDR Lender Party” means any IDR Revolving Lender or an IDR Issuing Bank.

“IDR Letter of Credit Commitment” means, with respect to any IDR Issuing Bank at any time, the amount set forth opposite such IDR Issuing Bank’s name on Schedule I hereto under the caption “IDR Letter of Credit Commitment” or, if such IDR Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such IDR Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such IDR Issuing Bank’s “IDR Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.

“IDR Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the IDR Issuing Banks’ IDR Letter of Credit Commitments at such time, and (b) IDR 141,855,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The IDR Letter of Credit Facility shall be a Subfacility of the IDR Revolving Credit Tranche.

“IDR Letters of Credit” has the meaning specified in Section 2.01(b)(iii).

“IDR Reference Bank” means the Jakarta branch of the Administrative Agent or any other bank or financial institution appointed as such from time to time by the Administrative Agent, in consultation with the Borrowers.

“IDR Reference Bank Rate” means the arithmetic mean of the rates (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) as supplied to the Administrative Agent at its request by each IDR Reference Bank, as the rate at which such IDR Reference Bank could borrow funds in the Jakarta interbank market in Indonesian Rupiah and for the relevant Interest Period, were it to do so by requesting and accepting interbank offers for deposits in reasonable market size in Indonesian Rupiah for such Interest Period.

“IDR Revolving Credit Advance” has the meaning specified in Section 2.01(a)(v).

“IDR Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “IDR Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “IDR Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“IDR Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s IDR Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the IDR Revolving Credit Tranche at such time) and the denominator of which is the IDR Revolving Credit Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to the IDR Revolving Credit Tranche at such time).

“IDR Revolving Credit Tranche” means, at any time, the aggregate amount of the Lenders’ IDR Revolving Credit Commitments at such time.

“IDR Revolving Lender” means any Person that is a Lender hereunder in respect of the IDR Revolving Credit Tranche in its capacity as a Lender in respect of such Tranche.

“IDR Tranche Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “IDR Tranche Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

“Immaterial Subsidiary” means a Subsidiary of the Parent Guarantor or the Operating Partnership that has total assets with a gross book value of less than $500,000 in the aggregate; provided, however, that only such Subsidiaries having total assets with a gross book value of not more than $10,000,000 in the aggregate may qualify as Immaterial Subsidiaries hereunder at any one time, and any other Subsidiaries that would otherwise have qualified as Immaterial Subsidiaries at such time shall be excluded from this definition.

“Increase Date” has the meaning specified in Section 2.18(a).

“Increase Funding Deadline” means (a) 3:00 P.M. (New York City time) on the Increase Date where the U.S. Dollar Revolving Credit Tranche is the increasing Tranche, (b) 10:00 A.M. (London time) on the Increase Date where the Multicurrency Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Sterling, (c) 1:00 P.M. (London time) on the Increase Date where the Multicurrency Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Canadian Dollars, (d) 10:00 A.M. (London time) on the Increase Date where the Multicurrency Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Dollars, (e) 10:00 A.M. (London time) on the Increase Date where the Multicurrency Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Euros, (f) 1:00 P.M. (London time) on the Business Day immediately prior to the Increase Date where the Multicurrency Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Yen, (g) 10:00 A.M. (London time) on the Increase Date where the Multicurrency Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Swiss Francs, (h) 8:00 A.M. (Hong Kong time) on the Increase Date where the Australian Dollar Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Australian Dollars, (i) 12:00 P.M. (Hong Kong time) on the Increase Date where the Australian Dollar Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Dollars, (j) 9:00 A.M. (Hong Kong time) on the Increase Date where the Australian Dollar Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Sterling or Euro, (k) 12:00 P.M. (Hong Kong time) on the Business Day immediately prior to the Increase Date where the Singapore Dollar Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Singapore Dollars, (l) 12:00 P.M. (Hong Kong time) on the Increase Date where the Singapore Dollar Revolving Credit Tranche is the increasing Tranche and the applicable Advances are denominated in Hong Kong Dollars, (m) 10:00 A.M. (Hong Kong time) on the Increase Date where the IDR Revolving Credit Tranche is the increasing Tranche, (n) 9:00 A.M. (Hong Kong time) on the Increase Date where the KRW-A Revolving Credit Tranche or the KRW-B Revolving Credit Tranche is the increasing Tranche, and (o) the time or times set forth in the applicable Supplemental Addendum where any Supplemental Tranche is the increasing Tranche.

“Increase Minimum” means (a) $3,000,000 in the case of the U.S. Dollar Revolving Credit Tranche, (b) $3,000,000 in the case of the Multicurrency Revolving Credit Tranche, (c) A$3,000,000 in the case of the Australian Dollar Revolving Credit Tranche, (d) S$3,000,000 in the case of the Singapore Dollar Revolving Credit Tranche, (e) IDR30,000,000,000 in the case of the IDR Revolving Credit Tranche, (f) KRW3,000,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and (g) and the Equivalent of $3,000,000 in the case of any Supplemental Tranche.

“Increase Purchasing Lender” has the meaning specified in Section 2.18(e).

“Increase Selling Lender” has the meaning specified in Section 2.18(e).

“Increasing Lender” has the meaning specified in Section 2.18(b).

“Increasing Subfacility” has the meaning specified in Section 2.19(a).

“Increasing Tranche” has the meaning specified in Section 2.19(a).

“Incremental Term Loan Amendment” has the meaning specified in Section 2.18(g).

“Incremental Term Loan Date” has the meaning specified in the definition of Incremental Term Loan Facility.

“Incremental Term Loan Facility” means an incremental term loan (which may be in the form of a delayed draw term loan) made available to one or more of the Borrowers by the existing Lenders and/or third party financial institutions reasonably acceptable to the Administrative Agent in connection with such Borrowers’ request made in accordance with Section 2.18, to be effective as of an Increase Date that is prior to the scheduled Termination Date then in effect (such Increase Date, the “Incremental Term Loan Date”) as specified in the related notice to the Administrative Agent.

“Indemnified Costs” has the meaning specified in Section 8.05(a).

“Indemnified Party” has the meaning specified in Section 7.06.

“Indemnified Taxes” has the meaning specified in Section 2.12(a).

“Indirect Tax” means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

“Indonesian Language Law” has the meaning specified in Section 5.02(m).

“Indonesian Rupiah”, “Rp” and “IDR” each means the lawful currency of the Republic of Indonesia.

“Information Memorandum” means the information memorandum dated June 2024 used by the Arrangers in connection with the syndication of the Commitments.

“Initial Australia Borrower 1” has the meaning specified in the recital of parties to this Agreement.

“Initial Australia Borrower 2” has the meaning specified in the recital of parties to this Agreement.

“Initial Extension of Credit” means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit hereunder.

“Initial Indonesia Borrower” has the meaning specified in the recital of parties to this Agreement.

“Initial Korea Borrower 1” has the meaning specified in the recital of parties to this Agreement.

“Initial Korea Borrower 2” has the meaning specified in the recital of parties to this Agreement.

“Initial Lenders” has the meaning specified in the recital of parties to this Agreement.

“Initial Multicurrency Borrower 1” has the meaning specified in the recital of parties to this Agreement.

“Initial Multicurrency Borrower 2” has the meaning specified in the recital of parties to this Agreement.

“Initial Multicurrency Borrower 3” has the meaning specified in the recital of parties to this Agreement.

“Initial Multicurrency Borrower 4” has the meaning specified in the recital of parties to this Agreement.

“Initial Multicurrency Borrower 5” has the meaning specified in the recital of parties to this Agreement.

“Initial Process Agent” has the meaning specified in Section 9.14(c).

“Initial Singapore Borrower 1” has the meaning specified in the recital of parties to this Agreement.

“Initial Singapore Borrower 2” has the meaning specified in the recital of parties to this Agreement.

“Initial Singapore Borrower 3” has the meaning specified in the recital of parties to this Agreement.

“Initial Singapore Borrower 4” has the meaning specified in the recital of parties to this Agreement.

“Initial Singapore Borrower 5” has the meaning specified in the recital of parties to this Agreement.

“Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, but utilizing the actuarial assumptions used in such Plan’s most recent valuation report.

“Interest Period” means (a) for each Floating Rate Advance (other than a Swing Line Advance) comprising part of the same Borrowing, the period commencing on (and including) the date of such Floating Rate Advance or the date of the Conversion of any Base Rate Advance into a Floating Rate Advance, and ending on (but excluding) the last day of the period selected by the applicable Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on (and including) the last day of the immediately preceding Interest Period and ending on (but excluding) the last day of the period selected by the applicable Borrower pursuant to the provisions below.  For the avoidance of doubt, each Interest Period subsequent to the initial Interest Period for a Floating Rate Advance shall be of the same duration as the initial Interest Period for such Floating Rate Advance selected by the applicable Borrower.  The duration of each such Interest Period shall be one, three or six months (or if in each case approved by the Administrative Agent and available from each applicable Lender, twelve months or any number of days less than one month), as the applicable Borrower may, upon notice received by the Administrative Agent not later than the Interest Period Notice Deadline, select; provided, however, that:

(i)no Borrower may select any Interest Period with respect to any Floating Rate Advance that ends after the Termination Date;

(ii)Interest Periods commencing on the same date for Floating Rate Advances comprising part of the same Borrowing shall be of the same duration;

(iii)whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

(iv)whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month;

(v)the applicable Borrower shall not have the right to elect any Interest Period if an Event of Default has occurred and is continuing and, subject to Section 2.09(b)(iii), for the period that such Event of Default is continuing, successive Interest Periods shall be one month in duration;

(vi)with respect to the IDR Revolving Credit Tranche, the Singapore Dollar Revolving Credit Tranche, the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, whenever the first day of any Interest Period occurs on the last Business Day of a calendar month, such Interest Period shall end on the last Business Day of the applicable calendar month in which the Interest Period is scheduled to end;

(vii)with respect to Advances in Canadian Dollars bearing interest at Adjusted Term CORRA, six-month interest periods shall not be available; and

(viii)no tenor that has been removed from this definition pursuant to Section 2.07(f)(v) shall be permitted to be elected for such Advance; and

(b)for each Swing Line Advance, the period commencing on the date of such Swing Line Advance and ending on the maturity date of such Swing Line Advance specified in the Notice of Swing Line Borrowing; provided, however, that (i) no Interest Period shall end after the Termination Date and (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

“Interest Period Notice Deadline” means (a) 12:00 P.M. (New York City time) on the third Business Day prior to the first day of the applicable Interest Period in the case of Revolving Credit Advances under the U.S. Dollar Revolving Credit Tranche, (b) 12:00 P.M. (London time) on the third Business Day prior to the first day of the applicable Interest Period in the case of Revolving Credit Advances under the Multicurrency Revolving Credit Tranche, (c) 12:00 P.M. (Hong Kong time) on the third Business Day prior to the first day of the applicable Interest Period in the case of Revolving Credit Advances under the Singapore Dollar Revolving Credit Tranche, (d) 12:00 P.M. (Hong Kong time) on the third Business Day prior to the first day of the applicable Interest Period in the case of Revolving Credit Advances under the Australian Dollar Revolving Credit Tranche, (e) 12:00 P.M. (Hong Kong time) on the third Business Day prior to the first day of the applicable Interest Period in the case of Revolving Credit Advances under the IDR Revolving Credit Tranche, (f) 10:00 A.M. (Hong Kong time) on the third Business Day prior to the first day of the applicable Interest Period in the case of Revolving Credit Advances under the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit

Tranche, and (g) the deadline set forth in the Supplemental Addendum with respect to each Supplemental Tranche.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Interpolated Screen Rate” means, in relation to any Floating Rate Advance for any Interest Period for which the Floating Rate is to be based on an Applicable Screen Rate, the rate (rounded off to two (2) decimal places) which results from interpolating on a linear basis between:

(a)the Applicable Screen Rate for the longest period (for which such Applicable Screen Rate is available) which is less than the Interest Period; and

(b)the Applicable Screen Rate for the shortest period (for which such Applicable Screen Rate is available) which exceeds the Interest Period,

each at (i) with respect to any Floating Rate Advance that is denominated in any Committed Foreign Currency (other than Euro or IDR), 11:00 A.M. (London time) two Business Days before the first day of such Interest Period, (ii) intentionally omitted, (iii) with respect to any Floating Rate Advance that is denominated in Euro, 10:00 A.M. (London time) two Business Days before the first day of such Interest Period or (iv) with respect to any Floating Rate Advance that is denominated in IDR, 11:00 A.M. (Jakarta time) on the applicable Quotation Day.

“Investment” in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of “Debt” in respect of such Person.

“ISP” has the meaning specified in Section 2.03(g).

“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable Issuing Bank and the applicable Borrower or in favor of such Issuing Bank and relating to such Letter of Credit.

“Issuing Bank” means an Australian Issuing Bank, a Singapore Issuing Bank, a U.S. Dollar Issuing Bank, an IDR Issuing Bank, a KRW-A Issuing Bank, a KRW-B Issuing Bank or a Multicurrency Issuing Bank, as applicable.

“Jakarta Screen Rate” means (i) the Jakarta interbank money market rate for Rupiah as published by Reuters on Reuters screen page “JIBOR”, which is administered by Bank Indonesia and displayed on the relevant page of the official Bank Indonesia website on the applicable Quotation Date or (ii) if such page or service is replaced or ceases to be available, such page or service displaying the relevant rate as is determined by the Administrative Agent after consultation with the Borrowers and the IDR Revolving Lenders in accordance with Section 2.07(f).

“JIBOR Rate” means, in relation to any Advance denominated in Indonesian Rupiah, (i) the Jakarta Screen Rate as determined by the Administrative Agent from time to time at approximately 10:00 A.M. (Jakarta time) on the applicable Quotation Day or, (ii) if the Jakarta Screen Rate is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Advance, then the rate shall be the Interpolated Screen Rate or (iii) if no such rate is available, the IDR Reference Bank Rate, as of 10:00 A.M. (Jakarta time) on the Quotation Day for which an interest rate is to be determined for the offering of deposits in IDR and for a period equal in length to the Interest Period for such Advance.  Notwithstanding anything to the contrary in this Agreement, in no event shall the JIBOR Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“JPMCB” has the meaning specified in the recital of parties to this Agreement.

“JTC” means Jurong Town Corporation, a body corporate incorporated under the Jurong Town Corporation Act 1968 of Singapore.

“JTC Property” means an Asset located in Singapore that is ground leased from the JTC.

“JV Pro Rata Share” means, with respect to any Unconsolidated Affiliate at any time, the fraction, expressed as a percentage, obtained by dividing (a) the total book value in accordance with GAAP (but determined without giving effect to any depreciation) of all Equity Interests in such Unconsolidated Affiliate held by the Parent Guarantor and any of its Subsidiaries by (b) the total book value in accordance with GAAP (but determined without giving effect to any depreciation) of all outstanding Equity Interests in such Unconsolidated Affiliate at such time.

“Korean Capital Expenditures” means (i) in relation to the Initial Korea Borrower 1, the costs and expenses to be incurred by it to build out and construct a new data center facility on a land parcel located in Sangam-dong, Seoul, Korea acquired by the Initial Korea Borrower 1 for development of such facility, including, without limitation, all properly documented construction costs and equipment costs, but excluding the acquisition costs of such land and (ii) in relation to the Initial Korea Borrower 2, the costs and expenses to be incurred by it to build out and construct a new data center facility on a land parcel located in Gimpo City of Korea acquired by the Initial Korea Borrower 2 for development of such facility, including, without limitation, all properly documented construction costs and equipment costs, but excluding the acquisition costs of the land.

“Korean Capital Expenditures Documentation” means, with respect to any Borrowing under the KRW-B Revolving Credit Tranche, such documentation as is required by applicable Korean law including any applicable contracts for work, lists of expenses by contract, construction permits, sales contracts and appraisal reports.

“Korean Won”, “KRW” and “Won” each means the lawful currency of Korea.

“Korean Working Capital” means, with respect to a KRW-A Borrower, working capital required for the normal business activities of such KRW-A Borrower.

“KPI Metric Auditor” means DNV Group; provided, however, that the Operating Partnership may from time to time designate any independent global or country-specific provider of environmental, social, and governance reporting assurance services reasonably acceptable to the Co-Sustainability Structuring Agents as a replacement KPI Metric Auditor; provided further that the KPI Metric Auditor shall apply substantially the same auditing standards and methodology as described in the “Independent Assurance Statement” dated June 21, 2024 provided by DNV Group and published in the Operating Partnership’s 2023 Environmental, Social and Governance Report, the International Standard on Assurance Engagements 3000 or such other standards and methodology that (i) are consistent with then generally accepted industry standards or (ii) if not so consistent, are proposed by the Operating Partnership and reasonably acceptable to the Co-Sustainability Structuring Agents.

“KPI Metric Report” means a report that may take the form of any non-financial disclosure of the Operating Partnership and its Subsidiaries’ performance with respect to Certified Capacity as publicly reported by the Operating Partnership for a specific Annual Period, and published on an Internet or intranet website to which each Lender, the Administrative Agent and the Co-Sustainability Structuring Agents have been granted access free of charge (or at the expense of the Borrowers).  Such KPI Metric Report shall be audited by the KPI Metric Auditor.

“KRW-A Borrowers” means the Initial Korea Borrower 1 and each Additional Borrower that is designated as a Borrower with respect to the KRW-A Revolving Credit Tranche, the KRW-A Swing Line Facility or the KRW-A Letter of Credit Facility.

“KRW-A Issuing Bank” means Citibank, N.A. (or any Affiliate thereof), and any other Lender that is approved as a KRW-A Issuing Bank by the Administrative Agent and the Operating Partnership and any Eligible Assignee to which a KRW-A Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a KRW-A Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its KRW-A Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such initial KRW-A Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have a KRW-A Letter of Credit Commitment.

“KRW-A Lender Party” means any KRW-A Revolving Lender, the Swing Line Bank under the KRW-A Swing Line Facility or a KRW-A Issuing Bank.

“KRW-A Letter of Credit Commitment” means, with respect to any KRW-A Issuing Bank at any time, the amount set forth opposite such KRW-A Issuing Bank’s name on Schedule I hereto under the caption “KRW-A Letter of Credit Commitment” or, if such KRW-A Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such KRW-A Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such KRW-A Issuing Bank’s “KRW-A Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.

“KRW-A Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the KRW-A Issuing Banks’ KRW-A Letter of Credit Commitments at such time, and (b) KRW17,700,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The KRW-A Letter of Credit Facility shall be a Subfacility of the KRW-A Revolving Credit Tranche.

“KRW-A Letters of Credit” has the meaning specified in Section 2.01(b)(iv)(A).

“KRW-A Revolving Credit Advance” has the meaning specified in Section 2.01(a)(vi)(A).

“KRW-A Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “KRW-A Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “KRW-A Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“KRW-A Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s KRW-A Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the KRW-A Revolving Credit Tranche at such time) and the denominator of which is the KRW-A Revolving Credit Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to the KRW-A Revolving Credit Tranche at such time).

“KRW-A Revolving Credit Tranche” means, at any time, the aggregate amount of the Lenders’ KRW-A Revolving Credit Commitments at such time.

“KRW-A Revolving Lender” means any Person that is a Lender hereunder in respect of the KRW-A Revolving Credit Tranche in its capacity as a Lender in respect of such Tranche.

“KRW-A Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Swing Line Commitments relating to the KRW denominated Swing Line Facility with respect to the KRW-A Revolving Credit Tranche at such time, and (b) KRW10,000,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The KRW-A Swing Line Facility shall be a Subfacility of the KRW-A Revolving Credit Tranche.

“KRW-B Borrowers” means the Initial Korea Borrower 1, the Initial Korea Borrower 2 and each Additional Borrower that is designated as a Borrower with respect to the KRW-B Revolving Credit Tranche, the KRW-B Swing Line Facility or the KRW-B Letter of Credit Facility.

“KRW-B Issuing Bank” means Citibank, N.A. (or any Affiliate thereof), and any other Lender that is approved as a KRW-B Issuing Bank by the Administrative Agent and the Operating Partnership and any Eligible Assignee to which a KRW-B Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a KRW-B Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its KRW-B Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such initial KRW-B Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have a KRW-B Letter of Credit Commitment.

“KRW-B Lender Party” means any KRW-B Revolving Lender, the Swing Line Bank under the KRW-B Swing Line Facility or a KRW-B Issuing Bank.

“KRW-B Letter of Credit Commitment” means, with respect to any KRW-B Issuing Bank at any time, the amount set forth opposite such KRW-B Issuing Bank’s name on Schedule I hereto under the caption “KRW-B Letter of Credit Commitment” or, if such KRW-B Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such KRW-B Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such KRW-B Issuing Bank’s “KRW-B Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.

“KRW-B Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the KRW-B Issuing Banks’ KRW-B Letter of Credit Commitments at such time, and (b) KRW11,800,800,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The KRW-B Letter of Credit Facility shall be a Subfacility of the KRW-B Revolving Credit Tranche.

“KRW-B Letters of Credit” has the meaning specified in Section 2.01(b)(iv)(B).

“KRW-B Revolving Credit Advance” has the meaning specified in Section 2.01(a)(vi)(B).

“KRW-B Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “KRW-B Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “KRW-B Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“KRW-B Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s KRW-B Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the KRW-B Revolving Credit Tranche at such time) and the denominator of which is the KRW-B Revolving Credit Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to the KRW-B Revolving Credit Tranche at such time).

“KRW-B Revolving Credit Tranche” means, at any time, the aggregate amount of the Lenders’ KRW-B Revolving Credit Commitments at such time.

“KRW-B Revolving Lender” means any Person that is a Lender hereunder in respect of the KRW-B Revolving Credit Tranche in its capacity as a Lender in respect of such Tranche.

“KRW-B Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Swing Line Commitments relating to the KRW denominated Swing Line Facility with respect to the KRW-B Revolving Credit Tranche at such time, and (b) KRW9,440,640,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The KRW-B Swing Line Facility shall be a Subfacility of the KRW-B Revolving Credit Tranche.

“KRW Tranche Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “KRW Tranche Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

“L/C Account Collateral” has the meaning specified in Section 2.17(a).

“L/C Cash Collateral Account” means the account of the Borrowers to be maintained with the Administrative Agent, in the name of the Administrative Agent and under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.

“L/C Purchasing Notice Deadline” means (a) 11:00 A.M. (New York City time) on the proposed funding date by Lenders in the case of the U.S. Dollar Letter of Credit Facility, (b) 11:00 A.M. (Hong Kong time) three Business Days prior to the proposed funding date by Lenders in the case of the Singapore Letter of Credit Facility, (c) 11:00 A.M. (London time) three Business Days prior to the proposed funding date by Lenders in the case of the Multicurrency Letter of Credit Facility, (d) 11:00 A.M. (Hong Kong time) three Business Days prior to the proposed funding date by Lenders in the case of the Australian Letter of Credit Facility, (e) 11:00 A.M. (Hong Kong time) three Business Days prior to the proposed funding date by Lenders in the case of the IDR Letter of Credit Facility and (f) 11:00 A.M. (Hong Kong time) three Business Days prior to the proposed funding date by Lenders in the case of the KRW-A Letter of Credit Facility and the KRW-B Letter of Credit Facility.

“L/C Related Documents” has the meaning specified in Section 2.04(c)(ii)(A).

“Leased Asset” means a Technology Asset that is leased by the Operating Partnership or a Subsidiary thereof pursuant to a lease (other than a ground lease) with a remaining term (including any unexercised extension options at the option of the tenant) of not less than 10 years from the date of determination and otherwise on market terms; provided, however, that the Administrative Agent may approve any Technology Asset that is subject to a lease with a remaining term (including any unexercised extension options at the option of the tenant) of less than 10 years but equal to or more than 5 years from the date of determination (any such Leased Asset, a “Short-Term Leased Asset”) and the Administrative Agent agrees that the Leases listed on Schedule VII are approved Short-Term Leased Assets.

“Lender Accession Agreement” has the meaning specified in Section 2.18(d)(i).

“Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject, other than via an Undisclosed Administration, of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment, or (iii) such Lender or its Parent Company has become the subject of a Bail-in Action.

“Lender Party” means any Lender, any Swing Line Bank or any Issuing Bank.

“Lenders” means (a) the Initial Lenders, (b) each Acceding Lender that shall become a party hereto pursuant to Section 2.18 or 2.19, and (c) each Person that shall become a Lender hereunder pursuant to Section 9.07 in each case for so long as such Initial Lender, Acceding Lender or Person, as the case may be, shall be a party to this Agreement.

“Letter of Credit Advance” means an advance made by any Issuing Bank or any Lender pursuant to Section 2.03(c).

“Letter of Credit Agreement” has the meaning specified in Section 2.03(a).

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank.

“Letter of Credit Commitment” means, with respect to any Issuing Bank at any time, the amount set forth opposite such Issuing Bank’s name on Schedule I hereto under the caption “Letter of Credit Commitment” or, if such Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Issuing Bank’s “Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Letter of Credit Facility” means the Australian Letter of Credit Facility, the Singapore Letter of Credit Facility, U.S. Dollar Letter of Credit Facility, the IDR Letter of Credit Facility, the KRW-A Letter of Credit Facility, the KRW-B Letter of Credit Facility, and the Multicurrency Letter of Credit Facility.

“Letter of Credit Fee” has the meaning set forth in Section 2.08(b)(i).

“Letters of Credit” means the Australian Letters of Credit, the Singapore Letters of Credit, the U.S. Dollar Letters of Credit, the IDR Letters of Credit, the KRW-A Letters of Credit, the KRW-B Letters of Credit and the Multicurrency Letters of Credit.

“Leverage Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) Consolidated Debt of the Parent Guarantor and its Subsidiaries to (b) Total Asset Value, in each case as at the end of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be.

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor, any easement, right of way or other encumbrance on title to real property, and, in relation to Dutch law, any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht).

“Loan Documents” means (a) this Agreement (including the schedules and exhibits hereto), (b) the Notes, (c) each Borrower Accession Agreement, (d) the Fee Letter, (e) each Letter of Credit Agreement, (f) each Guaranty Supplement, (g) each Supplemental Addendum, (h) each Guaranteed Hedge Agreement, (i) each Loan Modification Agreement and (j) each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement, in each case, as amended.

“Loan Modification Agreement” has the meaning specified in Section 9.01(c).

“Loan Modification Offer” has the meaning specified in Section 9.01(c).

“Loan Parties” means the Borrowers and the Guarantors.

“Management Determination” has the meaning specified in Section 7.09(g).

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable (except as a result of a change of control or asset sale so long as any rights of the holder thereof upon the occurrence of any such event shall be subject to the prior payment in full of the Obligations and the termination of the Commitments and the termination or Cash Collateralization of all outstanding Letters of Credit), pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Debt or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c), on or prior to the scheduled Termination Date then in effect.

“Margin Stock” has the meaning specified in Regulation U.

“Market Disruption Event” means in connection with:

(a)Daily RFR Advances, the Administrative Agent has determined (which determination shall be conclusive and binding absent manifest error) that the Daily Simple RFR with respect to the currency of such Advances cannot be determined pursuant to the definition thereof;

(b)Advances in Australian Dollars, (i) at or about 10:30 A.M. (Sydney time) on the Quotation Day for the relevant Interest Period the average rate published on the Reuters screen BBSW page is not available and the Administrative Agent is unable to determine BBR for the relevant currency and period or (ii) before close of business in Sydney on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders (whose participations in a Borrowing exceed fifty percent (50%) of such Borrowing) that the cost to it of funding its participation in the Borrowing from whatever source it may reasonably select would be in excess of BBR;

(c)Advances in Hong Kong Dollars, (i) at or about 11:00 A.M. (Hong Kong time) on the Quotation Day for the relevant Interest Period the Hong Kong Screen Rate is not available and the Administrative Agent is unable to determine HIBOR for the relevant currency and period or (ii) before close of business in Hong Kong on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders (whose participations in a Borrowing exceed fifty percent (50%) of such Borrowing) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of HIBOR;

(d)Term CORRA Advances, on or prior to the first day of any applicable Interest Period, the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (i) Adjusted Term CORRA or Term CORRA cannot be determined pursuant to the definition thereof, including because the Term CORRA is not available or published on a current basis or (ii) a fundamental change has occurred in the foreign exchange market with respect to such currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or (iii) the applicable Tranche Required Lenders determine that for any reason in connection with any request for a Term CORRA Advance or a continuation thereof that Term CORRA or the Interest Period with respect to a proposed Term CORRA Advance does not adequately and fairly reflect the cost to such Lenders of funding such Advance, and the Tranche Required Lenders have provided notice of such determination to the Administrative Agent;

(e)Advances in Indonesian Rupiah, (i) at or about 10:00 A.M. (Jakarta time) on the Quotation Day for the relevant Interest Period no IDR Reference Bank Rate is available for Indonesian Rupiah and the Administrative Agent is unable to determine JIBOR for the relevant Interest Period or (ii) before close of business in Jakarta on the Quotation Day for the relevant Interest Period the Administrative Agent receives notification(s) from the Tranche Required Lenders for the IDR Revolving Credit Tranche that the cost to such Lender or Lenders of funding its Advances under the IDR Revolving Credit Tranche from the wholesale market for Rupiah would be in excess of JIBOR;

(f)Advances in Korean Won, (i) at or about 4:30 P.M. (Seoul time) on the applicable Quotation Day, the Base CD Rate is not available and in the Administrative Agent’s opinion, adequate and reasonable means do not exist for ascertaining such rate for the relevant Interest Period; or (ii) by reason of circumstances affecting the Korean interbank market generally, before close of business in Seoul on the applicable Quotation Day, the Administrative Agent receives notifications from Tranche Required Lenders for the KRW-A Revolving Credit Tranche or the KRW-B Revolving Credit Tranche that, as a result of adverse circumstances affecting market conditions generally (and not affecting a particular KRW-A Revolving Lender or KRW-B Revolving Lender, as applicable, only (unless such Lender constitutes the Tranche Required Lenders)), the cost to such Lender or Lenders of funding its Advances would be in excess of the Base CD Rate;

(g)Advances in Euro or Yen, on or prior to the first day of any applicable Interest Period, (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (A) by reason of circumstances affecting the London or other applicable offshore interbank market for the applicable currency, the applicable Eurocurrency Rate cannot be determined pursuant to the definition thereof, including because the Applicable Screen Rate for the applicable currency is not available or published on a current basis or (B) a fundamental change has occurred in the foreign exchange or interbank markets with respect to such currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or (C) the applicable Tranche Required Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Advance or a Conversion thereto or a continuation thereof that (I) deposits in the applicable currency are not being offered to banks in the London or other applicable offshore interbank market for the applicable currency, amount and Interest Period of such Eurocurrency Rate Advance, or (II) the Eurocurrency Rate for any requested currency or Interest Period with respect to a proposed Eurocurrency Rate Advance does not adequately and fairly reflect the cost to such Lenders of funding such Advance, and, in each case, the Tranche Required Lenders have provided notice of such determination to the Administrative Agent;

(h)Term SOFR Advances, on or prior to the first day of any applicable Interest Period, the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (A)  Adjusted Term SOFR or Term SOFR cannot be determined pursuant to the definition thereof, including because the Term SOFR Reference Rate is not available or published on a current basis or (B) a fundamental change has occurred in the foreign exchange market with respect to such currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or (C) the applicable Tranche Required Lenders determine that for any reason in connection with any request for a Term SOFR Advance or a continuation thereof that Term SOFR or the Interest Period with respect to a proposed Term SOFR Advance does not adequately and fairly reflect the cost to such Lenders of funding such Advance, and the Tranche Required Lenders have provided notice of such determination to the Administrative Agent; and

(i)Advances in a Supplemental Currency, (i) at or about 11:00 A.M. (local time) on the Quotation Day for the relevant Interest Period the Applicable Screen Rate is not available and the Administrative Agent is unable to determine the interest rate upon which the applicable Floating Rate is based for the relevant currency and period or (ii) before close of business local time on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders

(whose participations in a Borrowing exceed fifty percent (50%) of such Borrowing) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of the interest rate upon which the applicable Floating Rate is based.

“Material Adverse Change” means any material adverse change in the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender Party under any Loan Document or (c) the ability of any Loan Party to perform its material Obligations under any Loan Document to which it is or is to be a party.

“Material Contract” means each contract to which the Parent Guarantor or any of its Subsidiaries is a party that is material to the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole.

“Material Debt” means Recourse Debt of any Loan Party or any Subsidiary of a Loan Party that is outstanding in a principal amount (or, in the case of Debt consisting of a Hedge Agreement which constitutes a liability of the Loan Parties, in the amount of such Hedge Agreement reflected on the Consolidated balance sheet of the Parent Guarantor) of $200,000,000 (or the Equivalent thereof in any foreign currency) or more, either individually or in the aggregate; in each case (a) whether the primary obligation of one or more of the Loan Parties or their respective Subsidiaries, (b) whether the subject of one or more separate debt instruments or agreements, and (c) exclusive of Debt outstanding under this Agreement.

“Maximum Facility Fee Adjustment” has the meaning specified in Section 2.23.

“Maximum Margin Adjustment” has the meaning specified in Section 2.23.

“Maximum Rate” means the maximum non-usurious interest rate under applicable law.

“Maximum Unsecured Debt Percentage” means, on any date of determination, the then applicable percentage set forth in Section 5.04(b)(i).

“Mexican Pesos” or “Pesos” or “Ps$” each means the lawful currency of Mexico.

“Minimum Letter of Credit Commitment” means (a) $10,000,000 in the case of the U.S. Dollar Letter of Credit Facility, (b) $10,000,000 in the case of the Multicurrency Letter of Credit Facility, (c) A$10,000,000 in the case of the Australian Letter of Credit Facility, (d) S$10,000,000 in the case of the Singapore Letter of Credit Facility, (e) IDR100,000,000,000 in the case of the IDR Letter of Credit Facility, and (f) KRW10,000,000,000 in the case of the KRW-A Letter of Credit Facility or the KRW-B Letter of Credit Facility.

“Moody’s” means Moody’s Investors Services, Inc. and any successor thereto.

“Multicurrency Borrower” means the Operating Partnership, the Initial Multicurrency Borrower 1, the Initial Multicurrency Borrower 2, the Initial Multicurrency Borrower 3, the Initial Multicurrency Borrower 4, the Initial Multicurrency Borrower 5, and each Additional Borrower that is designated as a Borrower with respect to the Multicurrency Revolving Credit Tranche or any Subfacility thereunder; provided, however, that only the Initial Multicurrency Borrower 2 shall be permitted to act as the Borrower in respect of any Swing Line Borrowing in Canadian Dollars under the Multicurrency Swing Line Facility.

“Multicurrency Committed Foreign Currencies” means Dollars, Canadian Dollars, Euros, Sterling, Swiss Francs and Yen.

“Multicurrency Issuing Bank” means the Existing Issuing Bank, Citibank, N.A. (or any Affiliate thereof), and any other Lender approved as a Multicurrency Issuing Bank by the Administrative Agent

and the Operating Partnership and any Eligible Assignee to which a Multicurrency Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Multicurrency Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Multicurrency Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as the Existing Issuing Bank, Citibank, N.A., such Lender or such Eligible Assignee, as the case may be, shall have a Multicurrency Letter of Credit Commitment.

“Multicurrency Lender Party” means any Multicurrency Revolving Lender, the Swing Line Bank under the Multicurrency Swing Line Facility or a Multicurrency Issuing Bank.

“Multicurrency Letter of Credit Commitment” means, with respect to any Multicurrency Issuing Bank at any time, the amount set forth opposite such Multicurrency Issuing Bank’s name on Schedule I hereto under the caption “Multicurrency Letter of Credit Commitment” or, if such Multicurrency Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Multicurrency Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Multicurrency Issuing Bank’s “Multicurrency Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.

“Multicurrency Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Multicurrency Issuing Banks’ Letter of Credit Commitments at such time, and (b) $125,000,000 (or the Equivalent thereof in any Multicurrency Committed Foreign Currency), as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The Multicurrency Letter of Credit Facility shall be a Subfacility of the Multicurrency Revolving Credit Tranche.

“Multicurrency Letters of Credit” has the meaning specified in Section 2.01(b).

“Multicurrency Revolving Credit Advance” has the meaning specified in Section 2.01(a)(ii).

“Multicurrency Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Multicurrency Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Multicurrency Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“Multicurrency Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Multicurrency Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the Multicurrency Revolving Credit Tranche at such time) and the denominator of which is the Multicurrency Revolving Credit Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to the Multicurrency Revolving Credit Tranche at such time).

“Multicurrency Revolving Credit Tranche” means, at any time, the aggregate amount of the Lenders’ Multicurrency Revolving Credit Commitments at such time.

“Multicurrency Revolving Lender” means any Person that is a Lender hereunder in respect of the Multicurrency Revolving Credit Tranche in its capacity as a Lender in respect of such Tranche.

“Multicurrency Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Swing Line Commitments relating to the Euro, Sterling and Canadian Dollar denominated Swing Line Facility at such time, and (b) the Equivalent of $225,000,000 in Euro, Sterling

or Canadian Dollars, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The Multicurrency Swing Line Facility shall be a Subfacility of the Multicurrency Revolving Credit Tranche.

“Multicurrency Tranche Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Multicurrency Tranche Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, in which (a) any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates are contributing sponsors or (b) any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates were previously contributing sponsors if such Loan Party or ERISA Affiliate would reasonably be expected to have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“MW-IT” has the meaning specified in the definition of Certified Capacity.

“Negative Pledge” means, with respect to any asset, any provision of a document, instrument or agreement (other than a Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Obligations under or in respect of the Loan Documents; provided, however, that (a) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge, (b) any provision of any documents governing other senior Unsecured Debt of the Parent Guarantor or the Operating Partnership restricting the ability of any Loan Party to encumber its assets (exclusive of any outright prohibition on the ability of any Loan Party to encumber particular assets) shall be deemed to not constitute a Negative Pledge so long as such provision is generally consistent with a comparable provision of the Loan Documents, and (c) any change of control or similar restriction set forth in an Unconsolidated Affiliate agreement or in a loan document governing mortgage secured Debt shall not constitute a Negative Pledge.

“Net Agreement Value” means, with respect to all Hedge Agreements, the amount (whether an asset or a liability) of such Hedge Agreements on the Consolidated balance sheet of the Parent Guarantor; provided, however, that if Net Agreement Value would constitute an asset rather than a liability, then Net Agreement Value shall be deemed to be zero.

“Net Assets” has the meaning specified in Section 7.09(g).

“Net Operating Income” means (a) with respect to any Asset other than an Unconsolidated Affiliate Asset, the difference (if positive) between (i) the total rental revenue, tenant reimbursements and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be, and (ii) all expenses and other proper charges incurred by the applicable Loan Party or Subsidiary in connection with the operation and maintenance of such Asset during such fiscal period, including, without limitation, management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, and (b) with respect to any Unconsolidated Affiliate Asset, the difference (if positive) between (i) the JV Pro

Rata Share of the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be, and (ii) the JV Pro Rata Share of all expenses and other proper charges incurred by the applicable Unconsolidated Affiliate in connection with the operation and maintenance of such Asset during such fiscal period, including, without limitation, management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, provided that in no event shall Net Operating Income for any Asset be less than zero.

“Netherlands” refers to the part of the Kingdom of the Netherlands located in Europe (and all derivate terms, including “Dutch”, shall be construed accordingly).

“Non-Consenting Lender” has the meaning specified in Section 9.01(b).

“Non-Cooperative Jurisdiction” means a “non-cooperative state or territory” (Etat ou territoire non coopératif) as set out in the list referred to in Article 238-0 A of the French tax code (Code Général des Impôts), as such list may be amended from time to time.

“Non-Defaulting Lender” means, at any time, a Lender Party that is not a Defaulting Lender or a Potential Defaulting Lender.

“Non-Recourse Debt” means Debt for Borrowed Money with respect to which recourse for payment is limited to (a) any building(s) or parcel(s) of real property and any related assets encumbered by a Lien securing such Debt for Borrowed Money and/or (b)(i) the general credit of the Property-Level Subsidiary or its assets that has incurred such Debt for Borrowed Money, and/or the direct Equity Interests therein and/or (ii) the general credit of the immediate parent entity of such Property-Level Subsidiary or its assets, provided that such parent entity’s assets consist solely of Equity Interests in such Property-Level Subsidiary and any related assets, provided further that the instruments governing such Debt for Borrowed Money may include customary carve-outs to such limited recourse (any such customary carve-outs or agreements limited to such customary carve-outs, being a “Customary Carve-Out Agreement”) such as, for example, but not limited to, personal recourse to the borrower under such Debt for Borrowed Money and personal recourse to the Parent Guarantor or any Subsidiary of the Parent Guarantor for fraud, misrepresentation, misapplication or misappropriation of cash, waste, environmental claims, damage to properties, non-payment of taxes or other liens despite the existence of sufficient cash flow, interference with the enforcement of loan documents upon maturity or acceleration, voluntary or involuntary bankruptcy filings, violation of loan document prohibitions against transfer of properties or ownership interests therein and liabilities and other circumstances customarily excluded by lenders from exculpation provisions and/or included in separate indemnification and/or guaranty agreements in non-recourse financings of real estate.

“Non-Renewal Notice Date” has the meaning specified in Section 2.01(b).

“Note” means a promissory note of any Borrower payable to any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Advances made by such Lender.

“Notice” has the meaning specified in Section 9.02(c).

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Notice of Borrowing Deadline” means:

(a)with respect to the U.S. Dollar Revolving Credit Tranche, (i) 2:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Floating Rate Advances, (ii) 11:00 A.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Advances bearing interest at Daily Simple SOFR and

(iii) 1:00 P.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances;

(b)with respect to the Multicurrency Revolving Credit Tranche, (i) 2:00 P.M. (London time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Floating Rate Advances and (ii) 2:00 P.M. (London time) on the third Daily RFR Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Daily RFR Advances;

(c)with respect to the Singapore Dollar Revolving Credit Tranche, 10:00 A.M. (Hong Kong time) on the third Business Day or Daily RFR Business Day, as applicable, prior to the date of the proposed Borrowing;

(d)with respect to the Australian Dollar Revolving Credit Tranche, (i) 10:00 A.M. (Hong Kong time) on the third Business Day or Daily RFR Business Day, as applicable, prior to the date of the proposed Borrowing in the case of any Borrowing consisting of Floating Rate Advances or Daily RFR Advances and (ii) 10:00 A.M. (Hong Kong time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances;

(e)with respect to the IDR Revolving Credit Tranche, 12:00 P.M. (Hong Kong time) on the third Business Day prior to the date of the proposed Borrowing;

(f)with respect to the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, 10:00 A.M. (Hong Kong time) on the third Business Day prior to the date of the proposed Borrowing; and

(g)the deadline set forth in the Supplemental Addendum with respect to Borrowings in any Supplemental Currency.

“Notice of Issuance” has the meaning specified in Section 2.03(a).

“Notice of Swing Line Borrowing” has the meaning specified in Section 2.02(b).

“NPL” means the National Priorities List under CERCLA.

“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f).  Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party, provided that in no event shall the Obligations of the Loan Parties under the Loan Documents include any Excluded Swap Obligations.

“OFAC” has the meaning specified in Section 4.01(w).

“Operating Partnership” has the meaning specified in the recital of parties to this Agreement.

“Other Connection Taxes” means, with respect to any Lender Party or Administrative Agent, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document).

“Other Taxes” has the meaning specified in Section 2.12(d).

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Parent Guarantor” has the meaning specified in the recital of parties to this Agreement.

“Participant Register” has the meaning specified in Section 9.07(h).

“Participating Member State” means each state so described in any of the legislative measures of the European Council for the introduction of, or changeover to, an operation of a single or unified European currency.

“Patriot Act” has the meaning specified in Section 9.13.

“Payment Demand” has the meaning specified in Section 7.09(g).

“Payment Recipient” has the meaning specified in Section 8.08(a).

“PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

“Periodic Term CORRA Determination Day” has the meaning set forth in the definition of Term CORRA.

“Periodic Term SOFR Determination Day” has the meaning set forth in the definition of Term SOFR.

“Permitted Amendments” has the meaning specified in Section 9.01(c).

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the Parent Guarantor’s common stock purchased by the Parent Guarantor or any Borrower or any of their respective Subsidiaries in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Parent Guarantor, any Borrower or their respective Subsidiaries from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Parent Guarantor, any Borrower or their respective Subsidiaries from the sale of such Convertible Indebtedness issued in connection with the related Permitted Bond Hedge Transaction.

“Permitted Liens” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced:  (a) Liens for taxes, assessments and governmental charges or levies not yet delinquent or which are the subject of a Good Faith Contest; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) individually or together with all other Permitted Liens outstanding on any date of determination do not materially adversely affect the use of the property to which they relate unless, in the case of (i) or (ii) above, such liens are the subject of a Good Faith Contest; (c) pledges or deposits to secure obligations under workers’ compensation or unemployment laws or similar legislation or to secure public or statutory obligations; (d) covenants, conditions and restrictions, easements, zoning restrictions, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use or value of such property for its present purposes; (e) Tenancy Leases and other interests of lessees and lessors under leases of real or personal property made in the ordinary course of business that do not materially and adversely affect the use of the Real Property encumbered thereby for its intended purpose or the value thereof; (f) any attachment or judgment Liens not resulting in an Event of Default under Section 6.01(g); (g) customary Liens pursuant to general banking terms and conditions; (h) any netting, cash-pooling, set-off or similar arrangement entered into in the normal course of banking arrangements for the purpose of netting debit and credit balances; (i) Liens in favor of any Secured Party pursuant to any Loan Document; (j) anything which is a Lien that arises by operation of section 12(3) of the Australian PPS Act which does not in substance secure payment or performance of an obligation; (k) Liens in favor of the Parent Guarantor, any Borrower or a Guarantor securing obligations owing by a Wholly-Owned Subsidiary; (l) purchase money liens so long as no such Lien is spread to cover any property other than Real Property or property that which is purchased and the amount of Debt secured thereby is limited to the purchase price; (m) Liens in connection with escrow or security deposits made in connection with acquisitions permitted hereunder; and (n) Liens over goods and documents of title to goods arising out of Letter of Credit transactions entered into in the ordinary course of business.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on the Parent Guarantor’s common stock sold by the Parent Guarantor, any Borrower or their respective Subsidiaries substantially concurrently with any purchase by the Parent Guarantor, any Borrower or their respective Subsidiaries of a related Permitted Bond Hedge Transaction.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Platform” has the meaning specified in Section 9.02(b).

“Polish Guarantor” has the meaning specified in Section 7.09(p)(i).

“Post Petition Interest” has the meaning specified in Section 7.07(c).

“Potential Defaulting Lender” means, at any time, (a) any Lender with respect to which an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of such Lender, its Parent Company or any Subsidiary or financial institution affiliate thereof, (b) any Lender that has notified, or whose Parent Company or a Subsidiary or financial institution affiliate thereof has notified, the Administrative Agent, any Issuing Bank, any Swing Line Bank or any Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations under any other loan agreement or credit agreement or other financing agreement, or (c) any Lender that has, or whose Parent Company has, a long-term non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency.  Any determination by the Administrative Agent that a Lender is a Potential Defaulting Lender under any of clauses (a) through (c) above will be conclusive and binding absent manifest error, and such Lender will be deemed a Potential Defaulting Lender (subject to Section 2.21(b)) upon notification of such determination by the Administrative Agent to the Borrowers, the Lenders, each Issuing Bank and each Swing Line Bank.

“Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.

“Pricing Certificate” means a certificate in substantially the form of Exhibit I hereto, duly certified by the Chief Financial Officer or other Responsible Officer of the Parent Guarantor and attaching (a) true and correct copies of the KPI Metric Report for the immediately preceding Annual Period and setting forth the Sustainability Facility Fee Adjustment and the Sustainability Margin Adjustment for the period covered thereby and the Certified Capacity disclosed therein, and computations in reasonable detail in respect thereof and (b) a review report of the KPI Metric Auditor relating to such KPI Metric Report, confirming that the KPI Metric Auditor is not aware of any material modifications that should be made to such computations in order for them to be presented in all material respects in conformity with the applicable reporting criteria.

“Pricing Certificate Inaccuracy” has the meaning specified in Section 2.23.

“Primary Currency” means in respect of (a) the U.S. Dollar Revolving Credit Tranche, Dollars, (b) the Multicurrency Revolving Credit Tranche, Dollars, (c) the Singapore Dollar Revolving Credit Tranche, Singapore Dollars, (d) the Australian Dollar Revolving Credit Tranche, Australian Dollars, (e) the IDR Revolving Credit Tranche, Indonesian Rupiah, (f) the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, Korean Won, and (g) each Supplemental Tranche, the Supplemental Currency related thereto.

“Privacy Circular” has the meaning specified in Section 9.12.

“Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure at such time) and the denominator of which is the aggregate amount of the Lenders’ Revolving Credit Commitments at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the aggregate Facility Exposure at such time).

“Process Agent” has the meaning specified in Section 9.14(c).

“Processing Fee” means (a) $3,500 in the case of the U.S. Dollar Revolving Credit Tranche (or any Subfacility thereunder), the Australian Dollar Revolving Credit Tranche (or any Subfacility thereunder) and the Singapore Dollar Revolving Credit Tranche (or any Subfacility thereunder), (b) $3,500 in the case of the Multicurrency Revolving Credit Tranche (or any Subfacility thereunder), (c) IDR30,000,000 in the case of the IDR Revolving Credit Tranche (or any Subfacility thereunder), (d) KRW3,000,000 in the case of the KRW-A Revolving Credit Tranche (or any Subfacility thereunder) and the KRW-B Revolving Credit Tranche (or any Subfacility thereunder)and (e) the Equivalent of $3,500 in the case of any Supplemental Tranche.

“Property Fund” means an Unconsolidated Affiliate formed or sponsored by the Parent Guarantor or any Borrower to hold Real Property.

“Property-Level Subsidiary” means any Subsidiary of the Parent Guarantor or any Unconsolidated Affiliate that holds a direct fee or leasehold interest in any single building (or group of related buildings, including, without limitation, buildings pooled for purposes of a Non-Recourse Debt financing) or parcel (or group of related parcels, including, without limitation, parcels pooled for purposes of a Non-Recourse Debt financing) of real property and related assets and not in any other building or parcel of real property.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning specified in Section 9.21(b).

“QFC Credit Support” has the meaning specified in Section 9.21(a).

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other Person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder.

“Qualified French Intercompany Loan” has the meaning specified in Section 7.09(f)(ii).

“Qualified Institutional Investor” means a Qualified Institutional Investor (tekikaku kikan toshika) as defined in Article 2, Paragraph 3, item 1 of the Financial Instruments and Exchange Law (kinyu shohin torihiki ho) of Japan (Law No. 25 of 1948), Article 10, Paragraph 1 of the regulations relating to the definitions contained in such Article 2.

“Qualifying Ground Lease” means, subject to the last sentence of this definition, a lease of Real Property containing the following terms and conditions:  (a) a remaining term (including any unexercised extension options as to which there are no conditions precedent to exercise thereof other than the giving of a notice of exercise) (or in the case of a JTC Property, such conditions precedent as are customarily imposed by the JTC on properties of a similar nature that are leased by the JTC) of (x) 25 years or more (or in the case of a JTC Property, 20 years or more) from the Closing Date or (y) such lesser term as may be acceptable to the Administrative Agent and which is customarily considered “financeable” by institutional lenders making loans secured by leasehold mortgages (or equivalent) in the jurisdiction of the applicable Real Property; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor (or in the case of a JTC Property, with such prior approval or notification as the JTC customarily requires from time to time under its standard regulations governing the creation of security interests over properties of a similar nature that are leased by the JTC); (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so (or in the case of a JTC Property, such obligations imposed on the JTC as lessor as are customary in its standard terms of lease for properties of a similar nature that are leased by the JTC); (d) reasonable transferability of the lessee’s interest under such lease, including the ability to sublease; and (e) such other rights customarily required by mortgagees in the applicable jurisdiction making a loan secured by the interest of the holder of a leasehold estate demised pursuant to a ground lease (or in the case of a JTC Property, such other rights as are customarily required by mortgagees in relation to properties of a similar nature that are leased by the JTC).  Notwithstanding the foregoing, the leases set forth on Schedule V hereto as in effect as of the Closing Date shall be deemed to be Qualifying Ground Leases.

“Quotation Day” means, in relation to any period for which an interest rate is to be determined (a) if the currency is Australian Dollars or Hong Kong Dollars, the first day of that period, (b) if the currency is Canadian Dollars, the first day of that period, (c) if the currency is Yen, two Business Days before the first day of that period, (d) if the currency is Dollars, two Business Days before the first day of that period, (e) if the currency is IDR, two Business Days before the first day of that period (provided, however, that if quotations would customarily be given by leading banks in the Jakarta interbank market on more than one day, the last of such days), (f) if the currency is KRW, one Business Day before the first day of that period, (g) if the currency is Euros, two Business Days before the first day of such Interest Period, and (h) if the currency is a Supplemental Currency, the day set forth in the applicable Supplemental Addendum as the Quotation Day; in each case, unless the market practice then differs in the applicable interbank market, in which case the applicable Quotation Day shall be determined by the Administrative Agent in accordance with then-current market practice in the applicable interbank market.

“Reallocation” has the meaning specified in Section 2.19(a).

“Reallocation Commitment Date” has the meaning specified in Section 2.19(b).

“Reallocation Date” has the meaning specified in Section 2.19(a).

“Reallocation Funding Deadline” means (a) 3:00 P.M. (New York City time) on the Reallocation Date where the U.S. Dollar Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche, (b) 10:00 A.M. (London time) on the Reallocation Date where the Multicurrency Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Sterling, (c) 1:00 P.M. (London time) on the Reallocation Date where the Multicurrency Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Canadian Dollars, (d) 10:00 A.M. (London time) on the Reallocation Date where the Multicurrency Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Dollars, (e) 10:00 A.M. (London time) on the Reallocation Date where the Multicurrency Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Euros, (f) 1:00 P.M.

(London time) on the Business Day immediately prior to the Reallocation Date where the Multicurrency Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Yen, (g) 10:00 A.M. (London time) on the Reallocation Date where the Multicurrency Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Swiss Francs, (h) 8:00 A.M. (Hong Kong time) on the Business Day immediately prior to the Reallocation Date where the Australian Dollar Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Australian Dollars, (i) 12:00 P.M. (Hong Kong time) on the Reallocation Date where the Australian Dollar Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Dollars, (j) 9:00 A.M. (Hong Kong time) on the Reallocation Date where the Australian Dollar Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Sterling or Euro, (k) 12:00 P.M. (Hong Kong time) on the Business Day immediately prior to the Reallocation Date where the Singapore Dollar Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Singapore Dollars, (l) 12:00 P.M. (Hong Kong time) on the Reallocation Date where the Singapore Dollar Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and the applicable Advances are denominated in Hong Kong Dollars, (m) 10:00 A.M. (Hong Kong time) on the Reallocation Date where the IDR Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche, (n) 9:00 A.M. (Hong Kong time) on the Reallocation Date where the KRW-A Revolving Credit Tranche or the KRW-B Revolving Credit Tranche is the Increasing Tranche or the Decreasing Tranche and (o) the time or times set forth in the applicable Supplemental Addendum where any Supplemental Tranche is the Increasing Tranche or the Decreasing Tranche; provided, however, that if, in any case, two different deadlines are implicated, the Reallocation Funding Deadline shall be the earlier of the two deadlines.

“Reallocation Minimum” means (a) $5,000,000 in the case of the U.S. Dollar Revolving Credit Tranche, (b) $5,000,000 in the case of the Multicurrency Revolving Credit Tranche, (c) A$5,000,000 in the case of the Australian Dollar Revolving Credit Tranche, (d) S$5,000,000 in the case of the Singapore Dollar Revolving Credit Tranche, (e) IDR50,000,000,000 in the case of the IDR Revolving Credit Tranche, (f) KRW5,000,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and (f) the Equivalent of $5,000,000 in the case of any Supplemental Tranche.

“Reallocation Notice” has the meaning specified in Section 2.19(a).

“Reallocation Purchasing Lenders” has the meaning specified in Section 2.19(d).

“Reallocation Selling Lenders” has the meaning specified in Section 2.19(d).

“Real Property” means all right, title and interest of any Borrower and each of its Subsidiaries in and to any land and/or any improvements located on any land, together with all equipment, furniture, materials, supplies and personal property in which such Person has an interest now or hereafter located on or used in connection with such land and/or improvements, and all appurtenances, additions, improvements, renewals, substitutions and replacements thereof now or hereafter acquired by such Person, in each case to the extent of such Person’s interest therein.

“Recipient” has the meaning specified in Section 9.12.

“Recourse Debt” means any Debt of the Parent Guarantor or any of its Subsidiaries that is not Non-Recourse Debt.

“Redeemable” means, with respect to any Equity Interest, any Debt or any other right or Obligation, any such Equity Interest, Debt, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

“Redevelopment Asset” means any Technology Asset (including Leased Assets) (a) which either (i) has been acquired by any Borrower or any of its Subsidiaries with a view toward renovating or rehabilitating 25.0% or more of the total square footage of such Asset, or (ii) any Borrower or a Subsidiary thereof intends to renovate or rehabilitate 25.0% or more of the total square footage of such Asset, and (b) that does not qualify as a “Development Asset” by reason of, among other things, the redevelopment plan for such Asset not including a total demolition of the existing building(s) and improvements.  The Operating Partnership shall be entitled to reclassify any Redevelopment Asset as a Technology Asset at any time.  For the avoidance of doubt, assets that are leased by the Operating Partnership or a Subsidiary thereof pursuant to a lease (other than a ground lease) shall not be precluded from being Redevelopment Assets.

“Reference Time” with respect to any setting of the then-current Benchmark for any currency means (a) if such Benchmark is a Daily Simple RFR, four (4) Daily RFR Business Days prior to (A) if the date of such setting is a Daily RFR Business Day, such date or (B) if the date of such setting is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such date, (b) if such Benchmark is the Eurocurrency Rate, 11:00 A.M. (Brussels time) on the day that is two Business Days preceding the date of such setting and (c) otherwise, the time determined by the Administrative Agent, including in accordance with the Benchmark Replacement Conforming Changes.

“Register” has the meaning specified in Section 9.07(d).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“REIT” means a Person that is qualified to be treated for tax purposes as a real estate investment trust under Sections 856-860 of the Internal Revenue Code.

“Related Funds” means, with respect to a fund (the “first fund”), any other fund that invests in bank loans and is administered or managed by the same investment advisor as the first fund or by an Affiliate of such investment advisor.

“Relevant Canadian Governmental Body” means the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.

“Relevant Canadian Governmental Body’s Website” means the Bank of Canada’s website or any successor source for CORRA identified as such by the Relevant Canadian Governmental Body from time to time.

“Relevant Currency” has the meaning specified in Section 9.16(b).

“Relevant Interbank Market” means, in relation to (a) Australian Dollars, the Australian bank bill market, (b) Singapore Dollars, the Singapore interbank market, (c) Hong Kong Dollars, the Hong Kong interbank market, (d) Yen, the Japanese Yen unsecured overnight money market, (e) Canadian Dollars, the Canadian interbank market, (f) Swiss Francs, the Swiss Franc overnight repo market, (g) IDR, the Jakarta interbank market, (h) KRW, the South Korea interbank market, (i) Sterling, the Sterling wholesale market, (j) Euro, the Euro interbank market or (k) any other currency of any other jurisdiction, the applicable interbank market of such jurisdiction.

“Replacement Lender” has the meaning specified in Section 9.01(b).

“Required Lenders” means, at any time, Lenders owed or holding greater than 50% of the sum of (a) the aggregate principal amount (expressed in Dollars and including the Equivalent in Dollars at such time of any amounts denominated in a Committed Foreign Currency) of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit (expressed in Dollars and including the Equivalent in Dollars at such time of any amounts denominated in a Committed Foreign Currency) outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time (expressed in Dollars and including the Equivalent in Dollars at such time of any amounts denominated in a Committed Foreign Currency); provided, however, that when there are two or more Lenders holding Commitments, Required Lenders must include two or more Lenders.  For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to any Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders participating in the applicable Tranche to which such Swing Line Advances or Letters of Credit, as applicable, relate, ratably in accordance with their respective Revolving Credit Commitments.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, senior vice president, director, controller or the treasurer of any Loan Party or any of its Subsidiaries.  Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the applicable Loan Party or Subsidiary thereof, as applicable, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party or such Subsidiary as applicable.

“Revolving Credit Advance” means an Australian Dollar Revolving Credit Advance, a Singapore Dollar Revolving Credit Advance, a U.S. Dollar Revolving Credit Advance a Multicurrency Revolving Credit Advance, an IDR Revolving Credit Advance, a KRW-A Revolving Credit Advance, a KRW-B Revolving Credit Advance or a Supplemental Tranche Advance.

“Revolving Credit Borrowing Minimum” means, in respect of Revolving Credit Advances, (a) $1,000,000 in the case of the U.S. Dollar Revolving Credit Tranche, (b) $1,000,000 in the case of the Multicurrency Revolving Credit Tranche, (c) A$1,000,000 in the case of the Australian Dollar Revolving Credit Tranche, (d) S$1,000,000 in the case of the Singapore Dollar Revolving Credit Tranche, (e) IDR10,000,000,000 in the case of the IDR Revolving Credit Tranche, (f) KRW1,000,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and (g) the Equivalent of $1,000,000 in the case of any Supplemental Tranche (or, in each case, the Equivalent thereof in any applicable Committed Foreign Currency).

“Revolving Credit Borrowing Multiple” means, in respect of Revolving Credit Advances, (a) $100,000 in the case of the U.S. Dollar Revolving Credit Tranche, (b) $100,000 in the case of the Multicurrency Revolving Credit Tranche, (c) A$100,000 in the case of the Australian Dollar Revolving Credit Tranche, (d) S$100,000 in the case of the Singapore Dollar Revolving Credit Tranche, (e) IDR1,000,000,000 in the case of the IDR Revolving Credit Tranche, (f) KRW100,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and (g) the Equivalent of $100,000 in the case of any Supplemental Tranche (or, in each case, the Equivalent thereof in any applicable Committed Foreign Currency).

“Revolving Credit Commitment” means, with respect to any Lender, the sum of such Lender’s (a) Australian Dollar Revolving Credit Commitment, (b) Singapore Dollar Revolving Credit Commitment, (c) Multicurrency Revolving Credit Commitment, (d) U.S. Dollar Revolving Credit Commitment, (e) IDR Revolving Credit Commitment, (f) KRW-A Revolving Credit Commitment, (g) KRW-B Revolving Credit Commitment, and (h) Supplemental Tranche Commitment, and “Revolving Credit Commitments” means the aggregate principal amount of the Revolving Credit Commitments of all of the Lenders, the maximum amount of which shall be $4,200,000,000, as increased from time to time pursuant to Section 2.18 or Section 2.20 or as reduced from time to time pursuant to Section 2.05.

“Revolving Credit Reduction Minimum” means (a) in respect of any Facility (other than a Swing Line Facility), $1,000,000 in the case of the U.S. Dollar Revolving Credit Tranche, $1,000,000 in the

case of the Multicurrency Revolving Credit Tranche, A$1,000,000 in the case of the Australian Dollar Revolving Credit Tranche, S$1,000,000 in the case of the Singapore Dollar Revolving Credit Tranche, IDR10,000,000,000 in the case of the IDR Revolving Credit Tranche, KRW1,000,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and the Equivalent of $1,000,000 in the case of any Supplemental Tranche (or, in each case, the Equivalent thereof in any applicable Committed Foreign Currency), and (b) in respect of any Swing Line Facility, $250,000 in the case of the U.S. Dollar Swing Line Facility, €250,000 in the case of the Multicurrency Swing Line Facility (or the Equivalent thereof in Sterling or Canadian Dollars), A$250,000 in the case of the Australian Swing Line Facility, S$250,000 in the case of the Singapore Swing Line Facility (or the Equivalent thereof in Hong Kong Dollars), and KRW50,000,000 in the case of the KRW-A Swing Line Facility and the KRW-B Swing Line Facility.

“Revolving Credit Reduction Multiple” means (a) in respect of any Facility (other than a Swing Line Facility), $100,000 in the case of the U.S. Dollar Revolving Credit Tranche, $100,000 in the case of the Multicurrency Revolving Credit Tranche, A$100,000 in the case of the Australian Dollar Revolving Credit Tranche, S$100,000 in the case of the Singapore Dollar Revolving Credit Tranche, IDR1,000,000,000 in the case of the IDR Revolving Credit Tranche, KRW100,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, and the Equivalent of $1,000,000 in the case of any Supplemental Tranche (or, in each case, the Equivalent thereof in any applicable Committed Foreign Currency), and (b) in respect of any Swing Line Facility, $50,000 in the case of the U.S. Dollar Swing Line Facility, €50,000 in the case of the Multicurrency Swing Line Facility (or the Equivalent thereof in Sterling or Canadian Dollars), A$50,000 in the case of the Australian Swing Line Facility, S$50,000 in the case of the Singapore Swing Line Facility (or the Equivalent thereof in Hong Kong Dollars), and KRW50,000,000 in the case of the KRW-A Swing Line Facility and the KRW-B Swing Line Facility.

“RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Sterling, SONIA, (b) SGD, SORA, (c) Swiss Francs, SARON and (d) Dollars, Daily Simple SOFR.

“RFR Administrator” means the SOFR Administrator, the SONIA Administrator, the SORA Administrator or the SARON Administrator, as applicable.

“RFR Administrator’s Website” means the SOFR Administrator’s Website, the SONIA Administrator’s Website or the SORA Administrator’s Website, as applicable.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto.

“Sanctioned Jurisdiction” means a country or territory that is the target of comprehensive Sanctions, currently, as of the Closing Date, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea region, and the non-government controlled areas of the Zaporizhzhia and Kherson oblasts of Ukraine.

“Sanctions” has the meaning specified in Section 4.01(w).

“SARON” means a rate equal to the Swiss Average Rate Overnight as administered by the SARON Administrator.

“SARON Administrator” means the SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight).

“SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time.

“Secured Debt” means, at any date of determination, the amount at such time of all Consolidated Debt of the Parent Guarantor and its Subsidiaries that is secured by a Lien on the assets of the Parent Guarantor or any Subsidiary thereof.

“Secured Debt Leverage Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) Secured Debt to (b) Total Asset Value, in each case as at the end of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (d), as the case may be.

“Secured Parties” means the Administrative Agent, the Co-Sustainability Structuring Agents, the Lender Parties and the Hedge Banks.

“Securities Act” means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Short-Term Leased Asset” has the meaning specified in the definition of “Leased Asset”.

“Short-Term Leased Asset Book Value” means, with respect to each Short-Term Leased Asset, the book value for (i) the applicable lease as a right of use asset and (ii) the real estate improvements on the applicable Short-Term Leased Asset; in each case as shown on the balance sheet of the Parent Guarantor as of any date of determination thereof.

“Singapore Borrower” means the Initial Singapore Borrower 1, the Initial Singapore Borrower 2, the Initial Singapore Borrower 3, the Initial Singapore Borrower 4, the Initial Singapore Borrower 5 and each Additional Borrower that is designated as a Borrower with respect to the Singapore Dollar Revolving Credit Tranche, the Singapore Swing Line Facility or the Singapore Letter of Credit Facility.

“Singapore Committed Currencies” means Singapore Dollars and Hong Kong Dollars.

“Singapore Dollar Revolving Credit Advance” has the meaning specified in Section 2.01(a)(iv).

“Singapore Dollar Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Singapore Dollar Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Singapore Dollar Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“Singapore Dollar Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Singapore Dollar Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the Singapore Dollar Revolving Credit Tranche at such time) and the denominator of which is the Singapore Dollar Revolving Credit Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to the Singapore Dollar Revolving Credit Tranche at such time).

“Singapore Dollar Revolving Credit Tranche” means, at any time, the aggregate amount of the Lenders’ Singapore Dollar Revolving Credit Commitments at such time.

“Singapore Dollar Revolving Lender” means any Person that is a Lender hereunder in respect of the Singapore Dollar Revolving Credit Tranche in its capacity as a Lender in respect of such Tranche.

“Singapore Dollars” and the “S$” sign each means lawful currency of Singapore.

“Singapore Issuing Bank” means JPMorgan Chase Bank, N.A. (or any Affiliate thereof), and any other Lender approved as a Singapore Issuing Bank by the Administrative Agent and the Operating Partnership and any Eligible Assignee to which a Singapore Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Singapore Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Singapore Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such initial Singapore Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have a Singapore Letter of Credit Commitment.

“Singapore Lender Party” means any Singapore Dollar Revolving Lender, the Swing Line Bank under the Singapore Swing Line Facility or a Singapore Issuing Bank.

“Singapore Letter of Credit Commitment” means, with respect to any Singapore Issuing Bank at any time, the amount set forth opposite such Singapore Issuing Bank’s name on Schedule I hereto under the caption “Singapore Letter of Credit Commitment” or, if such Singapore Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Singapore Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Singapore Issuing Bank’s “Singapore Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.

“Singapore Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Singapore Issuing Banks’ Letter of Credit Commitments at such time, and (b) S$100,000,000 (or the Equivalent thereof in any other Singapore Committed Currency), as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The Singapore Letter of Credit Facility shall be a Subfacility of the Singapore Dollar Revolving Credit Tranche.

“Singapore Letters of Credit” has the meaning specified in Section 2.01(b)(vi).

“Singapore Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Swing Line Commitments relating to the Singapore Dollar and Hong Kong Dollar denominated Swing Line Facility at such time, and (b) S$50,000,000 (or the Equivalent thereof in Singapore Dollars), as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The Singapore Swing Line Facility shall be a Subfacility of the Singapore Dollar Revolving Credit Tranche.

“Singapore Tranche Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Singapore Tranche Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, in which (a) any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates is a contributing sponsor or (b) any Loan Party or any ERISA Affiliate, and no Person other than the Loan Parties and the ERISA Affiliates, is a contributing sponsor if such Loan Party or ERISA Affiliate would reasonably be expected to have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“SLCA” has the meaning specified in the definition of Contingent Obligation.

“SOFR” means a rate per annum equal to the secured overnight financing rate for the applicable Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time).

“Solvent” means, with respect to any Person or group of Persons on a particular date, that on such date (a) the fair value of the property of such Person or group of Persons, on a going-concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person or group of Persons, (b) the present fair salable value of the assets of such Person or group of Persons, on a going-concern basis, is not less than the amount that will be required to pay the probable liability of such Person or group of Persons on its debts as they become absolute and matured, (c) such Person or group of Persons does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s or group of Persons' ability to pay such debts and liabilities as they mature and (d) such Person or group of Persons is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s or group of Persons' property would constitute an unreasonably small capital.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time (including, without limitation, after taking into account appropriate discount factors for the present value of future contingent liabilities), represents the amount that can reasonably be expected to become an actual or matured liability.

“SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“SORA” means the volume-weighted average rate of borrowing transactions in the unsecured overnight SGD cash market in Singapore, as administered by the SORA Administrator; provided, however, that in no event shall SORA be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“SORA Administrator” means the Monetary Authority of Singapore (or any successor administrator of SORA).

“SORA Administrator’s Website” means https://eservices.mas.gov.sg/statistics/dir/DomesticInterestRates.aspx, or any successor source for the Swiss Average Rate Overnight identified as such by the SORA Administrator from time to time.

“Specified Jurisdictions” means the United States, Canada, United Kingdom of Great Britain and Northern Ireland, Singapore, Australia, Japan, France, the Federal Republic of Germany, Netherlands, Belgium, Switzerland, Ireland, Luxembourg, Hong Kong, Hungary, the Czech Republic, the Republic of Poland, the Kingdom of Sweden, the Republic of Finland, the Kingdom of Norway, Brazil, South Korea, South Africa, Denmark, Spain and such other jurisdictions as are agreed to by the Required Lenders.

“Standby Letter of Credit” means any Letter of Credit issued under any Letter of Credit Facility, other than a Trade Letter of Credit or a Bank Guarantee.

“Standing Payment Instruction” means, in relation to each Lender Party, the payment instruction provided to the Administrative Agent or in any relevant Assignment and Acceptance or Lender Accession Agreement, as amended from time to time by written instructions of a duly authorized officer of the relevant Lender Party (delivered in a letter bearing the original signature of such duly authorized officer) to the Administrative Agent.

“Sterling” and “£” each means lawful currency of the United Kingdom of Great Britain and Northern Ireland.

“Subfacility” means any Swing Line Facility or any Letter of Credit Facility, as the context may require.

“Subordinated Obligations” has the meaning specified in Section 7.07(a).

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate (a) of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate, in each case, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries, or (b) the accounts of which would appear on the Consolidated financial statements of such Person in accordance with GAAP.

“Substitute Daily RFR Rate” means, with respect to any Daily RFR Business Day and Advances denominated in Sterling or Swiss Francs, (a) the percentage rate per annum which is the aggregate of (i) the applicable Central Bank Rate for that Daily RFR Business Day and (ii) the applicable Central Bank Rate Adjustment; or (b) if the applicable Central Bank Rate for such Daily RFR Business Day is not available, the percentage rate per annum which is the aggregate of (i) the most recent Central Bank Rate for a day which is no more than five (5) Daily RFR Business Days before that Daily RFR Business Day and (ii) the applicable Central Bank Rate Adjustment; rounded, in each case, to four decimal places.

“Supplemental Addendum” has the meaning set forth in Section 2.20.

“Supplemental Borrower” means the applicable Borrower or Borrowers that is or are designated as the Borrower or Borrowers with respect to a particular Supplemental Tranche in accordance with Section 2.20.

“Supplemental Currency” has the meaning set forth in Section 2.20.

“Supplemental Currency Screen Rate” means, with respect to a Supplemental Currency, the page or service displaying the applicable Floating Rate relating to such Supplemental Currency (if any) as set forth in the applicable Supplemental Addendum.

“Supplemental Tranche” has the meaning set forth in Section 2.20.

“Supplemental Tranche Advance” has the meaning specified in Section 2.01(a)(vii).

“Supplemental Tranche Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Supplemental Tranche Commitments” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Supplemental Tranche Commitments”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“Supplemental Tranche Effective Date” has the meaning set forth in Section 2.20.

“Supplemental Tranche Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Supplemental Tranche Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the applicable Supplemental Tranche at such time) and the denominator of which is the applicable Supplemental Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to such Supplemental Tranche at such time).

“Supplemental Tranche Request” has the meaning set forth in Section 2.20.

“Supported QFC” has the meaning specified in Section 9.21.

“Surviving Debt” means Debt for Borrowed Money of each Loan Party and its Subsidiaries outstanding immediately after the Effective Date.

“Sustainability Facility Fee Adjustment” means a percentage per annum determined by reference to the Certified Capacity as set forth in Schedule 2.23 hereto.

“Sustainability Margin Adjustment” means a percentage per annum determined by reference to the Certified Capacity as set forth in Schedule 2.23 hereto.

“Sustainability Pricing Adjustment Date” has the meaning specified in Section 2.23.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swing Line Advance” means an advance made by (a) any Swing Line Bank pursuant to Section 2.01(c) or (b) any Lender pursuant to Section 2.02(b).

“Swing Line Availability Time” means (a) 2:00 P.M. (New York City time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the U.S. Dollar Swing Line Facility, (b) 3:00 P.M. (London time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings in Euros or Sterling under the Multicurrency Swing Line Facility, (c) 12:00 P.M. (Hong Kong time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the Singapore Swing Line Facility, (d) 5:00 P.M. (Hong Kong time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the Australian Swing Line Facility, (e) 9:00 A.M. (Hong Kong time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings under the KRW-A Swing Line Facility and the KRW-B Swing Line Facility and (f) 5:00 P.M. (London time) on the date of such Swing Line Borrowing in the case of Swing Line Borrowings in Canadian Dollars under the Multicurrency Swing Line Facility.

“Swing Line Bank” means, individually or collectively, as the context may require, (a) Bank of America, N.A. (or any Affiliate thereof) in its capacity as the Lender of Swing Line Advances under the U.S. Dollar Swing Line Facility, (b) Citibank, N.A., London Branch (or any Affiliate thereof), in its capacity as the Lender of Swing Line Advances under the Multicurrency Swing Line Facility, (c) JPMorgan Chase Bank, N.A., Singapore Branch (or any Affiliate thereof), in its capacity as the Lender of Swing Line Advances under the Singapore Swing Line Facility, (d) JPMorgan Chase Bank, N.A., Sydney Branch (or any Affiliate thereof), in its capacity as the Lender of Swing Line Advances under the Australian Swing Line Facility, (e) JPMorgan Chase Bank, N.A., Seoul Branch (or any Affiliate thereof), in its capacity as the Lender of Swing Line Advances under the KRW-A Swing Line Facility and (f) JPMorgan Chase Bank, N.A., Seoul Branch (or any Affiliate thereof), in its capacity as the Lender of Swing Line Advances under the KRW-B Swing Line Facility; and in each case their respective successors and permitted assigns in such capacity.

“Swing Line Borrowing” means a borrowing consisting of a Swing Line Advance made by any Swing Line Bank pursuant to Section 2.01(c) or the Lenders pursuant to Section 2.02(b).

“Swing Line Borrowing Minimum” means, in respect of Swing Line Advances, $250,000 in the case of the U.S. Dollar Swing Line Facility, $250,000 or the Equivalent of $250,000 in Sterling, Euro or Canadian Dollars, as applicable, in the case of the Multicurrency Swing Line Facility, A$250,000 in the case of the Australian Swing Line Facility, S$250,000 (or the Equivalent of S$250,000 in Hong Kong Dollars), in the case of the Singapore Swing Line Facility, and KRW250,000,000 in the case of the KRW-A Swing Line Facility and the KRW-B Swing Line Facility.

“Swing Line Borrowing Multiple” means, in respect of Swing Line Advances, $100,000 in the case of the U.S. Dollar Swing Line Facility, $100,000 or the Equivalent in Sterling, Euro or Canadian Dollars of $100,000 in the case of the Multicurrency Swing Line Facility, A$100,000 in the case of the Australian Swing Line Facility S$100,000 (or the Equivalent in Hong Kong Dollars) in the case of the Singapore Swing Line Facility and KRW100,000,000 in the case of the KRW-A Swing Line Facility and the KRW-B Swing Line Facility.

“Swing Line Commitment” means, with respect to each Swing Line Facility, the amount set forth opposite the applicable Swing Line Bank’s name on Schedule I hereto under the caption “Swing Line Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Swing Line Deadline” means (a) 1:00 P.M. (New York City time) in the case of Swing Line Advances in Dollars, (b) 10:00 A.M. (Hong Kong time) in the case of Swing Line Advances in Singapore Dollars or Hong Kong Dollars, (c) 9:30 A.M. (London time) in the case of Swing Line Advances in Euros or Sterling, (d) 10:00 A.M. (Sydney time) in the case of Swing Line Advances in Australian Dollars, (e) 9:00 A.M. (Hong Kong time) in the case of Swing Line Advances in Korean Won and (f) 3:00 P.M. (London time) in the case of Swing Line Advances in Canadian Dollars.

“Swing Line Facility” means the Australian Swing Line Facility, the Singapore Swing Line Facility, the Multicurrency Swing Line Facility, the U.S. Dollar Swing Line Facility, the KRW-A Swing Line Facility or the KRW-B Swing Line Facility.

“Swing Line Purchasing Notice Deadline” means (a) 2:00 P.M. (New York City time) on the proposed funding date by Lenders in the case of Swing Line Advances in Dollars, (b) 11:30 A.M. (Hong Kong time) three Business Days prior to the proposed funding date by Lenders in the case of Swing Line Advances in Singapore Dollars or Hong Kong Dollars, (c) 11:30 A.M. (London time) three Business Days prior to the proposed funding date by Lenders in the case of Swing Line Advances in Euros, Sterling or Canadian Dollars, (d) 11:30 A.M. (Sydney time) three Business Days prior to the proposed funding date by Lenders in the case of Swing Line Advances in Australian Dollars and (e) 11:30 A.M. (Seoul time) two Business Days prior to the proposed funding date by Lenders in the case of Swing Line Advances in Korean Won.

“Swiss Francs” and “CHF” each means lawful currency of the Swiss Federation.

“Swiss Guarantor” means any Guarantor incorporated or organized under the laws of Switzerland.

“Taxes” has the meaning specified in Section 2.12(a).

“Technology Asset” means any owned Real Property or leased Real Property (other than any Unconsolidated Affiliate Asset) that operates or is intended to operate primarily as a telecommunications infrastructure building, an information technology infrastructure building, a technology manufacturing building or a technology office/corporate headquarter building.

“Tenancy Leases” means operating leases, subleases, licenses, occupancy agreements and rights-of-use entered into by the Borrowers or any of their respective Subsidiaries in its capacity as a lessor or a similar capacity in the ordinary course of business that do not materially and adversely affect the use of the Real Property encumbered thereby for its intended purpose.

“Term CORRA” means, for any calculation with respect to a Term CORRA Advance, the forward‐looking term rate based on CORRA for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the applicable authorized benchmark administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day Term CORRA for the applicable tenor has not been published by the Relevant Canadian Governmental Body and a Benchmark Replacement Date with respect to Term CORRA has not occurred, then Term CORRA will be Term CORRA for such tenor as published by the Relevant Canadian Governmental Body on the first preceding Business Day for which Term CORRA for such tenor was published by the Relevant Canadian Governmental Body so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day.

“Term CORRA Advance” means an Advance that bears interest at a rate based on Term CORRA that is not a Swing Line Advance.

“Term SOFR” means, for any calculation with respect to an Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator on the Term SOFR Administrator’s Website; provided, however, that if as of 5:00 P.M. (New York time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Administrator’s Website” means the Term SOFR Administrator’s website, currently at https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html (or any successor source for Term SOFR identified as such by the Term SOFR Administrator from time to time).

“Term SOFR Advance” means an Advance that bears interest at a rate based on Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means the earlier of (a) January 24, 2029, subject to any extension thereof pursuant to Section 2.16, and (b) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Commitments pursuant to Section 2.05 or 6.01.

“TIBOR” has the meaning specified in the definition of “TIBOR Rate”.

“TIBOR Rate” means, for any Interest Period, the rate per annum equal to the Tokyo Interbank Offered Rate (“TIBOR”) as administered by the Ippan Shadan Hojin JBA TIBOR Administration (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest

Period, as displayed on the applicable Bloomberg page (or on any successor or substitute page or service providing such quotations) as determined by the Administrative Agent from time to time at approximately 11:00 a.m. (Tokyo time) on the applicable Quotation Day; provided that if such rate is not available at such time for any reason, then the “TIBOR Rate” with respect to such Eurocurrency Rate Borrowing for such Interest Period shall be the Interpolated Screen Rate.  Notwithstanding anything to the contrary in this Agreement, in no event shall the TIBOR Rate be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.

“TMK” means a Tokutei Mokuteki Kaisha incorporated in Japan.

“TMK Law” means the Law Relating to Securitization of Assets of Japan (Law No. 105 of 1998, as amended).

“Total Asset Value” means, on any date of determination, the sum of the following without duplication:  (a) the sum of the Asset Values for all Assets at such date, plus (b) an amount (but not less than zero) equal to all unrestricted cash and Cash Equivalents on hand of the Parent Guarantor and its Subsidiaries minus the amount of such cash and Cash Equivalents deducted pursuant to the definition of “Consolidated Debt”, plus (c) earnest money deposits associated with potential acquisitions as of such date, plus (d) the book value in accordance with GAAP (but determined without giving effect to any depreciation) of all other investments held by the Parent Guarantor and its Subsidiaries at such date (exclusive of goodwill and other intangible assets); provided, however, that the portion of the Total Asset Value attributable to (i) undeveloped land, Development Assets, Redevelopment Assets and Unconsolidated Affiliate Assets shall not exceed in the aggregate 40% of Total Asset Value, with any excess excluded from such calculation, and (ii) Unencumbered Assets located in (1) jurisdictions outside of the Specified Jurisdictions and (2) Brazil, South Africa and South Korea shall not exceed, in the aggregate, 20% (with the portion of Total Asset Value attributable to Unencumbered Assets located in Brazil, South Africa and South Korea subject to an aggregate sublimit of 15% within such 20% limit), in each case with any excess excluded from such calculation.

“Total Reallocation Amount” has the meaning specified in Section 2.19(a).

“Total Unencumbered Asset Value” means, on any date of determination, an amount equal to the sum of the Asset Values of all Unencumbered Assets plus unrestricted cash and Cash Equivalents minus the amount of such cash and Cash Equivalents deducted pursuant to the definition of “Consolidated Debt”; provided, however, that the portion of the Total Unencumbered Asset Value attributable to (a) undeveloped land, Redevelopment Assets, Development Assets, Assets owned or leased by Controlled Joint Ventures and Leased Assets shall not exceed 40% (with the portion of Total Unencumbered Asset Value attributable to Leased Assets subject to a sublimit of 20% within such 40% limit and the portion of Total Unencumbered Asset Value attributable to Short-Term Leased Assets subject to a sub-sublimit of 5% within such 20% sublimit), and (b) Unencumbered Assets located in (i) jurisdictions outside of the Specified Jurisdictions and (ii) Brazil, South Africa and South Korea shall not exceed, in the aggregate, 20% (with the portion of Total Unencumbered Asset Value attributable to Unencumbered Assets located in Brazil, South Africa and South Korea subject to an aggregate sublimit of 15% within such 20% limit), in each case with any excess excluded from such calculation.

“Trade Letter of Credit” means any Letter of Credit that is issued under any Letter of Credit Facility for the benefit of a supplier of inventory or equipment to any Borrower or any of its Subsidiaries to effect payment for such inventory or equipment.

“Tranche” means each of the U.S. Dollar Revolving Credit Tranche, the Multicurrency Revolving Credit Tranche, the IDR Revolving Credit Tranche, the KRW-A Revolving Credit Tranche, the KRW-B Revolving Credit Tranche, the Australian Dollar Revolving Credit Tranche, the Singapore Dollar Revolving Credit Tranche and each Supplemental Tranche.

“Tranche Assigned Rights and Obligations” has the meaning specified in Section 2.22(a).

“Tranche Purchasing Lender” has the meaning specified in Section 2.22(a).

“Tranche Required Lenders” means, at any time, with respect to a Tranche, Lenders under such Tranche owed or holding greater than 50% of the sum of (a) the aggregate principal amount (expressed in the applicable Primary Currency and including the Equivalent in such Primary Currency at such time of any amounts denominated in any other currency) of the Advances outstanding at such time under such Tranche, (b) the aggregate Available Amount (expressed in the applicable Primary Currency and including the Equivalent in such Primary Currency at such time of any amounts denominated in any other currency) of all Letters of Credit under such Tranche outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments relating to such Tranche at such time; provided, however, that at all times when there are two or more Lenders in such Tranche, “Tranche Required Lenders” must include two or more Lenders of such Tranche.  For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to any Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders participating in the applicable Tranche to which such Swing Line Advances or Letters of Credit, as applicable, relate, ratably in accordance with their Applicable Pro Rata Shares.

“Tranche Selling Lender” has the meaning specified in Section 2.22(a).

“Transfer” means sell, lease, transfer or otherwise dispose of, or grant any option or other right to purchase, lease or otherwise acquire.

“Transfer Date” means, in relation to an assignment by a Lender pursuant to Section 9.07(a), the later of:  (a) the proposed Transfer Date specified in the Assignment and Acceptance and (b) the date which is the fifth Business Day after the date of delivery of the relevant Assignment and Acceptance to the Administrative Agent, or such earlier Business Day endorsed by the Administrative Agent on such Assignment and Acceptance.

“Treasury Regulations” means the regulations promulgated by the U.S. Treasury Department under the Internal Revenue Code.

“True-Up Amount” has the meaning specified in Section 2.23.

“Type” refers to the distinction between Advances bearing interest by reference to a particular Benchmark, the Base Rate or the Canadian Prime Rate and Advances bearing interest at another such rate.

“UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest under any Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York or any other applicable law, “UCC” means the Uniform Commercial Code or such other applicable law as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“UCP” has the meaning specified in Section 2.03(g).

“UK” means the United Kingdom.

“UK Bail-In Legislation” means the United Kingdom Part I of the UK Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“UK Borrower” means any Additional Borrower incorporated under the laws of the UK and designated as a Borrower.

“UK Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2 duly completed and filed by the relevant UK Borrower, which contains the scheme reference number and jurisdiction of tax residence provided by the relevant UK Treaty Lender pursuant to Section 2.12(g)(iv), and is filed with HM Revenue & Customs:  (a) within 30 days of the relevant UK Treaty Lender providing its scheme reference number and jurisdiction of tax residence pursuant to Section 2.12(g)(iv); or (b) if a UK Borrower becomes a party hereunder after the date of this Agreement and the relevant UK Treaty Lender has already provided such information, within 30 days of the date on which that UK Borrower becomes a party under this Agreement.

“UK CTA” means the UK Corporation Tax Act 2009.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK ITA” means the UK Income Tax Act 2007.

“UK Qualifying Lender” means a Lender Party which is beneficially entitled to interest payable to that Lender Party in respect of an Advance to a UK Borrower under a Loan Document and is (a) a Lender Party:  (i) which is a bank (as defined for the purposes of section 879 of the UK ITA) making an advance to a UK Borrower under a Loan Document; or (ii) in respect of an advance made under a Loan Document to a UK Borrower by a Person that was a bank (as defined for the purpose of section 879 of the UK ITA) at the time the advance was made, and which, with respect to (i) and (ii) above, is within the charge to UK corporation tax as regards any payment of interest made in respect of that advance or (in the case of (i) above) which is a bank (as so designated) that would be within the charge to UK corporation tax as regards any payment of interest made in respect of that advance apart from section 18A of the UK CTA; or (b) a Lender Party which is:  (i) a company resident in the UK for UK tax purposes; (ii) a partnership each member of which is:  (x) a company so resident in the UK; or (y) a company not so resident in the UK which carries on a trade in the UK through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the UK CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the UK CTA; or (iii) a company not so resident in the UK which carries on a trade in the UK through a permanent establishment which brings into account interest payable in respect of that advance in computing its chargeable profits (within the meaning given by section 19 of the UK CTA); or (c) a UK Treaty Lender, or a Lender Party which is a building society (as defined for the purposes of Section 880 of the UK ITA) making an advance under a Loan Document.

“UK Qualifying Non-Bank Lender” means a Lender Party in respect of a UK Borrower which gives a UK Tax Confirmation in the Assignment and Acceptance which it executes on becoming a party to this Agreement.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“UK Tax Confirmation” means a confirmation by a Lender Party in respect of a UK Borrower that the Person beneficially entitled to interest payable to that Lender Party in respect of an Advance to a UK Borrower under a Loan Document is either:  (a) a company resident in the UK for UK tax purposes; (b) a partnership each member of which is:  (i) a company so resident in the UK; or (ii) a company not so resident in the UK which carries on a trade in the UK through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the UK CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the UK CTA; or (c) a company not so resident in the UK which carries on a trade in the UK through a permanent establishment and which brings into account interest payable in respect of that advance in computing its chargeable profits (within the meaning given by section 19 of the UK CTA).

“UK Tax Deduction” means a deduction or withholding for or on account of Tax imposed by the UK from a payment by a UK Borrower under a Loan Document.

“UK Treaty Lender” means a Lender Party in respect of a UK Borrower which:  (a) is treated as a resident of a jurisdiction having a double taxation agreement with the UK which makes provision for full exemption from tax imposed by the UK on interest; (b) does not carry on a business in the UK through a permanent establishment with which that Lender Party’s participation in respect of a loan to a UK Borrower is effectively connected; and (c) fulfills any conditions which must be fulfilled under that double taxation agreement to obtain full exemption from UK tax on interest payable to that Lender Party in respect of an Advance under a Loan Document (except for any such conditions that relate to the status of or any act or omission of that UK Borrower or that relate to any special relationship between a Lender Party and that UK Borrower), including the completion of any necessary procedural formalities.

“Unconsolidated Affiliate” means any Person (a) in which the Parent Guarantor or any of its Subsidiaries holds any direct or indirect Equity Interest, (b) that is not a Subsidiary of the Parent Guarantor or any of its Subsidiaries and (c) the accounts of which would not appear on the Consolidated financial statements of the Parent Guarantor.

“Unconsolidated Affiliate Assets” means, with respect to any Unconsolidated Affiliate at any time, the assets owned or leased by such Unconsolidated Affiliate at such time.

“Undisclosed Administration” means, in relation to a Lender or its direct or indirect Parent Company that is a solvent Person, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such Parent Company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.

“Unencumbered Adjusted Net Operating Income” means, for any period, without duplication, (i) the aggregate Adjusted Net Operating Income for all Unencumbered Assets plus (ii) Allowed Unconsolidated Affiliate Earnings that are not subject to any Lien; provided, however, that the portion of the Unencumbered Adjusted Net Operating Income attributable to Allowed Unconsolidated Affiliate Earnings shall not exceed 15%.

“Unencumbered Asset Conditions” means, with respect to any Asset, that such Asset is (a) a Technology Asset, Development Asset or Redevelopment Asset, (b)(i) wholly owned in fee simple absolute (or the equivalent thereof in the jurisdiction in which the applicable Asset is located), (ii) subject to a Qualifying Ground Lease or (iii) a Leased Asset, (c) not subject to any Lien (other than Permitted Liens) or any Negative Pledge, and (d) owned or leased directly by the Operating Partnership, a Wholly-Owned Subsidiary or a Controlled Joint Venture, the direct and indirect Equity interests in which are not subject to any Lien (other than Permitted Liens) or any Negative Pledge.

“Unencumbered Assets” means only those Assets that satisfy the Unencumbered Asset Conditions, including those Assets listed on the schedule of Unencumbered Assets delivered to the Administrative Agent as of the Closing Date (as updated from time to time pursuant to Section 5.03(e)).

“Unencumbered Assets Certificate” means a certificate in substantially the form of Exhibit E hereto, duly certified by the Chief Financial Officer or other Responsible Officer of the Parent Guarantor.

“Unencumbered Assets Debt Service Coverage Ratio” means, at any date of determination, the ratio of (a) the aggregate Unencumbered Adjusted Net Operating Income to (b) interest (including capitalized interest) paid or payable in cash on all Debt for Borrowed Money that is Unsecured Debt of the Parent Guarantor and its Subsidiaries for the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (d), as the case may be, determined on a Consolidated basis for such period.

“Unsecured Debt” means, at any date of determination, the amount at such time of all Consolidated Debt of the Parent Guarantor and its Subsidiaries, including, without limitation, the Facility Exposure, but exclusive of (a) Consolidated Secured Debt and (b) guarantee obligations in respect of Consolidated Secured Debt.

“Unused Australian Revolving Credit Commitment” means, with respect to any Lender with an Australian Dollar Revolving Credit Commitment at any time, (a) such Lender’s Australian Dollar Revolving Credit Commitment at such time minus (b) the sum, without duplication, of (i) the aggregate principal amount of all Australian Dollar Revolving Credit Advances, Swing Line Advances under the Australian Swing Line Facility and Letter of Credit Advances under the Australian Letter of Credit Facility made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s Australian Dollar Revolving Credit Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit under the Australian Letter of Credit Facility outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances under the Australian Letter of Credit Facility made by the applicable Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances under the Australian Swing Line Facility made by the applicable Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

“Unused IDR Revolving Credit Commitment” means, with respect to any Lender with an IDR Revolving Credit Commitment at any time, (a) such Lender’s IDR Revolving Credit Commitment at such time minus (b) the sum, without duplication, of (i) the aggregate principal amount of all IDR Revolving Credit Advances and Letter of Credit Advances under the IDR Letter of Credit Facility made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s IDR Revolving Credit Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit under the IDR Letter of Credit Facility outstanding at such time and (B) the aggregate principal amount of all Letter of Credit Advances under the IDR Letter of Credit Facility made by the applicable Issuing Bank pursuant to Section 2.03(c) and outstanding at such time.

“Unused KRW-A Revolving Credit Commitment” means, with respect to any Lender with a KRW-A Revolving Credit Commitment at any time, (a) such Lender’s KRW-A Revolving Credit Commitment at such time minus (b) the sum, without duplication, of (i) the aggregate principal amount of all KRW-A Revolving Credit Advances, Swing Line Advances under the KRW-A Swing Line Facility and Letter of Credit Advances under the KRW-A Letter of Credit Facility made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s KRW-A Revolving Credit Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit under the KRW-A Letter of Credit Facility outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances under the KRW-A Letter of Credit Facility made by the applicable Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances under the KRW-A Swing Line Facility made by the applicable Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

“Unused KRW-B Revolving Credit Commitment” means, with respect to any Lender with a KRW-B Revolving Credit Commitment at any time, (a) such Lender’s KRW-B Revolving Credit Commitment at such time minus (b) the sum, without duplication, of (i) the aggregate principal amount of all KRW-B Revolving Credit Advances, Swing Line Advances under the KRW-B Swing Line Facility and Letter of Credit Advances under the KRW-B Letter of Credit Facility made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s KRW-B Revolving Credit Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit under the KRW-B Letter of Credit Facility outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances under the KRW-B Letter of Credit Facility made by the applicable Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line

Advances under the KRW-B Swing Line Facility made by the applicable Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

“Unused Multicurrency Revolving Credit Commitment” means, with respect to any Lender with a Multicurrency Revolving Credit Commitment at any time, (a) such Lender’s Multicurrency Revolving Credit Commitment at such time minus (b) the sum, without duplication, of (i) the aggregate principal amount (denominated in Dollars (including, if applicable, the Equivalent in Dollars of any amounts that are not Dollar denominated)) of all Multicurrency Revolving Credit Advances, Swing Line Advances under the Multicurrency Swing Line Facility and Letter of Credit Advances under the Multicurrency Letter of Credit Facility made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s Multicurrency Revolving Credit Pro Rata Share of (A) the aggregate Available Amount (denominated in Dollars (including, if applicable, the Equivalent in Dollars of any amounts that are not Dollar denominated)) of all Letters of Credit under the Multicurrency Letter of Credit Facility outstanding at such time, (B) the aggregate principal amount (denominated in Dollars (including, if applicable, the Equivalent in Dollars of any amounts that are not Dollar denominated)) of all Letter of Credit Advances under the Multicurrency Letter of Credit Facility made by the applicable Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount (denominated in Dollars (including, if applicable, the Equivalent in Dollars of any amounts that are not Dollar denominated)) of all Swing Line Advances under the Multicurrency Swing Line Facility made by the applicable Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

“Unused Revolving Credit Commitment” means, with respect to any Lender at any time, the sum of such Lender’s (a) Unused U.S. Dollar Revolving Credit Commitment at such time, (b) Unused Multicurrency Revolving Credit Commitment at such time, (c) Unused IDR Revolving Credit Commitment at such time, (d) Unused KRW-A Revolving Credit Commitment at such time, (e) Unused KRW-B Revolving Credit Commitment at such time, (f) Unused Australian Revolving Credit Commitment at such time, (g) Unused Singapore Revolving Credit Commitment at such time and (h) Unused Supplemental Tranche Commitments, if any, at such time.

“Unused Singapore Revolving Credit Commitment” means, with respect to any Lender with a Singapore Dollar Revolving Credit Commitment at any time, (a) such Lender’s Singapore Dollar Revolving Credit Commitment at such time minus (b) the sum, without duplication, of (i) the aggregate principal amount of all Singapore Dollar Revolving Credit Advances, Swing Line Advances under the Singapore Swing Line Facility and Letter of Credit Advances under the Singapore Letter of Credit Facility made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s Singapore Dollar Revolving Credit Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit under the Singapore Letter of Credit Facility outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances under the Singapore Letter of Credit Facility made by the applicable Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances under the Singapore Swing Line Facility made by the applicable Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

“Unused Supplemental Tranche Commitment” means, with respect to any Lender with one or more Supplemental Tranche Commitments at any time, (a) such Lender’s Supplemental Tranche Commitment at such time with respect to the applicable Supplemental Tranche minus (b) the aggregate principal amount of all Supplemental Tranche Advances under such Supplemental Tranche made by such Lender (in its capacity as a Lender) and outstanding at such time.

“Unused U.S. Dollar Revolving Credit Commitment” means, with respect to any Lender with a U.S. Dollar Revolving Credit Commitment at any time, (a) such Lender’s U.S. Dollar Revolving Credit Commitment at such time minus (b) the sum, without duplication, of (i) the aggregate principal amount of all U.S. Dollar Revolving Credit Advances, Swing Line Advances under the U.S. Dollar Swing Line Facility and Letter of Credit Advances under the U.S. Dollar Letter of Credit Facility made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s U.S. Dollar

Revolving Credit Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit under the U.S. Dollar Letter of Credit Facility outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances under the U.S. Dollar Letter of Credit Facility made by the applicable Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances under the U.S. Dollar Swing Line Facility made by the applicable Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

“Up-stream Guaranty” has the meaning specified in Section 7.09(g).

“U.S. Borrower” means the Operating Partnership, Digital US Finco and each Additional Borrower that is designated as a Borrower with respect to the U.S. Dollar Revolving Credit Tranche or any Subfacility of the U.S. Dollar Revolving Credit Tranche.

“U.S. Dollar Issuing Bank” means Bank of America, N.A. (or any Affiliate thereof), and any other Lender approved as a U.S. Dollar Issuing Bank by the Administrative Agent and the Borrower and any Eligible Assignee to which a U.S. Dollar Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a U.S. Dollar Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its U.S. Dollar Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as Citibank, N.A., such Lender or such Eligible Assignee, as the case may be, shall have a U.S. Dollar Letter of Credit Commitment.

“U.S. Dollar Lender Party” means any U.S. Dollar Revolving Lender, the Swing Line Bank under the U.S. Dollar Swing Line Facility or a U.S. Dollar Issuing Bank.

“U.S. Dollar Letter of Credit Commitment” means, with respect to any U.S. Dollar Issuing Bank at any time, the amount set forth opposite such U.S. Dollar Issuing Bank’s name on Schedule I hereto under the caption “U.S. Dollar Letter of Credit Commitment” or, if such U.S. Dollar Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such U.S. Dollar Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such U.S. Dollar Issuing Bank’s “U.S. Dollar Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.19.

“U.S. Dollar Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the U.S. Dollar Issuing Banks’ Letter of Credit Commitments at such time, and (b) $100,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The U.S. Dollar Letter of Credit Facility shall be a Subfacility of the U.S. Dollar Revolving Credit Tranche.

“U.S. Dollar Letters of Credit” has the meaning specified in Section 2.01(b).

“U.S. Dollar Revolving Credit Advance” has the meaning specified in Section 2.01(a)(i).

“U.S. Dollar Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “U.S. Dollar Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “U.S. Dollar Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.19 or increased pursuant to Section 2.18 or 2.19.

“U.S. Dollar Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s U.S. Dollar Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure with respect to the

U.S. Dollar Revolving Credit Tranche at such time) and the denominator of which is the U.S. Dollar Revolving Credit Tranche at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the total Facility Exposure with respect to the U.S. Dollar Revolving Credit Tranche at such time).

“U.S. Dollar Revolving Credit Tranche” means, at any time, the aggregate amount of the Lenders’ U.S. Dollar Revolving Credit Commitments at such time.

“U.S. Dollar Revolving Lender” means any Person that is a Lender hereunder in respect of the U.S. Dollar Revolving Credit Tranche in its capacity as a Lender in respect of such Tranche.

“U.S. Dollar Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Swing Line Commitments relating to the Dollar denominated Swing Line Facility at such time, and (b) $75,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The U.S. Dollar Swing Line Facility shall be a Subfacility of the U.S. Dollar Revolving Credit Tranche.

“U.S. Dollar Tranche Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “U.S. Dollar Tranche Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Special Resolution Regimes” has the meaning specified in Section 9.21.

“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Wholly-Owned Foreign Subsidiary” means a Foreign Subsidiary that is a Wholly-Owned Subsidiary.

“Wholly-Owned Subsidiary” means a Subsidiary of the Operating Partnership where one-hundred percent (100%) of all of the Equity Interests (other than directors’ qualifying shares) and voting interests of such Subsidiary are owned directly or indirectly by the Operating Partnership.

“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.

“Yen” and “¥” each means the lawful currency of Japan.

SECTION 1.02.Computation of Time Periods; Other Definitional Provisions.  In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.  References in the Loan Documents to any agreement or contract “as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.  Unless otherwise specified, all references herein to times of day shall be references to (a) New York time in connection with matters relating to the U.S. Dollar Revolving Credit Tranche, (b) London time in connection with matters relating to the Multicurrency Revolving Credit Tranche, (c) Hong Kong time in connection with matters relating to the Singapore Dollar Revolving Credit Tranche, (d) Sydney time in connection with matters relating to the Australian Dollar Revolving Credit Tranche, (e) Jakarta time in connection with matters relating to the IDR Revolving Credit Tranche, (f) Seoul time in connection with matters relating to the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, (g) the local time of the principal banking center of the jurisdiction that issues the Supplemental Currency under each Supplemental Tranche in connection with matters relating to such Supplemental Tranche, and (h) in all other cases, New York time.  Unless otherwise specified, in relation to a Dutch entity, any reference to a “corporate reorganization” or “reconstruction” includes an omzetting, a “winding-up”, “administration” or “dissolution” includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden), a “moratorium” includes surseance van betaling, a “trustee” in relation to a bankruptcy includes a curator, an “administrator” in relation to a bankruptcy includes a bewindvoerder, and an attachment includes a beslag.  Any “step” or “procedure” taken in connection with insolvency proceedings includes, in relation to a Dutch entity, (a) seeking the appointment of a silent administrator (beoogd curator) or a restructuring expert (herstructureringsdeskundige), or (b) having filed a notice under Section 36 of the Dutch 1990 Tax Collection Act (Invorderingswet 1990) (whether or not pursuant to section 60 of the Dutch Act on the Financing of Social Insurences (Wet financiering sociale verzekeringen))
SECTION 1.03.Accounting Terms
.  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements of the Parent Guarantor referred to in Section 4.01(g) (“GAAP”).  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, the effects of FASB ASC 825 on financial liabilities shall be disregarded.
SECTION 1.04.Divisions.  For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws):  (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT
SECTION 2.01.The Advances and the Letters of Credit. (a)(i)   U.S. Revolving Credit Advances.  Each Lender with a U.S. Dollar Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “U.S. Dollar Revolving Credit Advance”) in Dollars to the U.S. Borrowers from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such U.S. Dollar Revolving Credit Advance not to exceed such Lender’s Unused U.S. Dollar Revolving Credit Commitment at such time.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of U.S. Dollar Revolving Credit Advances in Dollars of the same Type made simultaneously by the Lenders with U.S. Dollar Revolving Credit Commitments ratably according to their U.S. Dollar Revolving Credit Commitments.  Within the limits of each Lender’s Unused U.S. Dollar Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the U.S. Borrowers may borrow under this Section 2.01(a)(i), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(i).  All U.S. Dollar Revolving Credit Advances shall be Floating Rate Advances, Base Rate Advances or Daily RFR Advances, as applicable.

(i)Multicurrency Revolving Credit Advances.  Each Lender with a Multicurrency Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “Multicurrency Revolving Credit Advance”) in Dollars or in a Multicurrency Committed Foreign Currency to the Multicurrency Borrowers from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Multicurrency Revolving Credit Advance not to exceed such Lender’s Unused Multicurrency Revolving Credit Commitment at such time.  The Equivalent in Dollars of the portion of the Facility Exposure with respect to the Multicurrency Revolving Credit Tranche denominated in Multicurrency Committed Foreign Currencies plus the portion of the Facility Exposure with respect to the Multicurrency Revolving Credit Tranche denominated in Dollars shall not at any time exceed the aggregate Multicurrency Revolving Credit Commitments.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of Multicurrency Revolving Credit Advances of the same Type and in the same currency made simultaneously by the Lenders with Multicurrency Revolving Credit Commitments ratably according to their Multicurrency Revolving Credit Commitments.  Within the limits of each Lender’s Unused Multicurrency Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the Multicurrency Borrowers may borrow under this Section 2.01(a)(ii), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(ii).  All Multicurrency Revolving Credit Advances shall be Floating Rate Advances or Daily RFR Advances, as applicable; provided, however, that Dollar-denominated Multicurrency Revolving Credit Advances shall be Term SOFR Advances.
(ii)Australian Dollar Revolving Credit Advances.  Each Lender with an Australian Dollar Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each an “Australian Dollar Revolving Credit Advance”) in an Australian Committed Currency to an Australia Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Australian Dollar Revolving Credit Advance not to exceed such Lender’s Unused Australian Revolving Credit Commitment at such time.  The Equivalent in Australian Dollars of the portion of the Facility Exposure with respect to the Australian Dollar Revolving Credit Tranche denominated in Australian Committed Currencies (other than Australian Dollars) plus the portion of the Facility Exposure with respect to the Australian Dollar Revolving Credit Tranche denominated in Australian Dollars shall not at any time exceed the aggregate Australian Dollar Revolving Credit Commitments.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of Australian Dollar Revolving Credit Advances and in the same currency made simultaneously by the Lenders with Australian Dollar Revolving Credit Commitments ratably according to their Australian Dollar Revolving Credit Commitments.  Within the limits of each Lender’s Unused Australian Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the Australia Borrowers may borrow under this Section 2.01(a)(iii), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(iii).  All Australian Dollar Revolving Credit Advances not denominated in Sterling shall be Floating Rate Advances and all Australian Dollar Revolving Credit Advances denominated in Sterling shall be Daily RFR Advances.

(iii)Singapore Dollar Revolving Credit Advances.  Each Lender with a Singapore Dollar Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “Singapore Dollar Revolving Credit Advance”) in a Singapore Committed Currency to a Singapore Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Singapore Dollar Revolving Credit Advance not to exceed such Lender’s Unused Singapore Revolving Credit Commitment at such time.  The Equivalent in Singapore Dollars of the portion of the Facility Exposure with respect to the Singapore Dollar Revolving Credit Tranche denominated in Singapore Committed Currencies (other than Singapore Dollars) plus the portion of the Facility Exposure with respect to the Singapore Dollar Revolving Credit Tranche denominated in Singapore Dollars shall not at any time exceed the aggregate Singapore Dollar Revolving Credit Commitments.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of Singapore Dollar Revolving Credit Advances and in the same currency made simultaneously by the Lenders with Singapore Dollar Revolving Credit Commitments ratably according to their Singapore Dollar Revolving Credit Commitments.  Within the limits of each Lender’s Unused Singapore Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the Singapore Borrowers may borrow under this Section 2.01(a)(iv), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(iv).  All Singapore Dollar Revolving Credit Advances denominated in Hong Kong Dollars shall be Floating Rate Advances and all Singapore Dollar Revolving Credit Advances denominated in Singapore Dollars shall be Daily RFR Advances.
(iv)IDR Revolving Credit Advances.  Each Lender with an IDR Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each an “IDR Revolving Credit Advance”) in Indonesian Rupiah to an IDR Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such IDR Revolving Credit Advance not to exceed such Lender’s Unused IDR Revolving Credit Commitment at such time.  The portion of the Facility Exposure with respect to the IDR Revolving Credit Tranche shall not at any time exceed the aggregate IDR Revolving Credit Commitments.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of IDR Revolving Credit Advances in Indonesian Rupiah made simultaneously by the Lenders with IDR Revolving Credit Commitments ratably according to their IDR Revolving Credit Commitments.  Within the limits of each Lender’s Unused IDR Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the IDR Borrowers may borrow under this Section 2.01(a)(v), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(v).  All IDR Revolving Credit Advances shall be Floating Rate Advances.
(v)(A) KRW-A Revolving Credit Advances.  Each Lender with a KRW-A Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “KRW-A Revolving Credit Advance”) in KRW to a KRW-A Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such KRW-A Revolving Credit Advance not to exceed such Lender’s Unused KRW-A Revolving Credit Commitment at such time.  The portion of the Facility Exposure with respect to the KRW-A Revolving Credit Tranche shall not at any time exceed the aggregate KRW-A Revolving Credit Commitments.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of KRW-A Revolving Credit Advances in Korean Won made simultaneously by the Lenders with KRW-A Revolving Credit Commitments ratably according to their KRW-A Revolving Credit Commitments.  Within the limits of each Lender’s Unused KRW-A Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the KRW-A Borrowers may borrow under this

Section 2.01(a)(vi)(A), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(vi)(A).  All KRW-A Revolving Credit Advances shall be Floating Rate Advances.
(A)KRW-B Revolving Credit Advances.  Each Lender with a KRW-B Revolving Credit Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “KRW-B Revolving Credit Advance”) in KRW to a KRW-B Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such KRW-B Revolving Credit Advance not to exceed such Lender’s Unused KRW-B Revolving Credit Commitment at such time.  The portion of the Facility Exposure with respect to the KRW-B Revolving Credit Tranche shall not at any time exceed the aggregate KRW-B Revolving Credit Commitments.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of KRW-B Revolving Credit Advances in Korean Won made simultaneously by the Lenders with KRW-B Revolving Credit Commitments ratably according to their KRW-B Revolving Credit Commitments.  Within the limits of each Lender’s Unused KRW-B Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the KRW-B Borrowers may borrow under this Section 2.01(a)(vi)(B), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(vi)(B).  All KRW-B Revolving Credit Advances shall be Floating Rate Advances.
(vi)Supplemental Tranche Advances.  Each Lender with a Supplemental Tranche Commitment severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a “Supplemental Tranche Advance”) in the applicable Supplemental Currency to an applicable Supplemental Borrower from time to time on any Business Day during the period from the Supplemental Tranche Effective Date with respect to such Supplemental Tranche until the Termination Date in an amount for each such Supplemental Tranche Advance not to exceed such Lender’s Unused Supplemental Tranche Commitment at such time.  The Equivalent in the Primary Currency of the portion of the Facility Exposure with respect to such Supplemental Tranche denominated in currencies other than the applicable Primary Currency plus the portion of the Facility Exposure with respect to such Supplemental Tranche denominated in such Primary Currency shall not at any time exceed the aggregate Supplemental Tranche Commitments with respect to the applicable Supplemental Tranche.  Each Borrowing shall be in an aggregate amount not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and shall consist of Supplemental Tranche Advances and in the same currency made simultaneously by the Lenders with Supplemental Tranche Commitments with respect to such Supplemental Tranche ratably according to their applicable Supplemental Tranche Commitments with respect to such Supplemental Tranche.  Within the limits of each Lender’s Unused Supplemental Tranche Commitment in effect from time to time and prior to the Termination Date, the applicable Supplemental Borrowers may borrow under this Section 2.01(a)(vii), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a)(vii).
(b)U.S. Dollar Letters of Credit.  (ii) Each U.S. Dollar Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit denominated in Dollars in respect of the U.S. Dollar Revolving Credit Tranche and to continue any Existing Letters of Credit denominated in Dollars in respect of the U.S. Dollar Revolving Credit Tranche (set forth on Schedule IV hereto) (such letters of credit issued hereunder and such Existing Letters of Credit being the “U.S. Dollar Letters of Credit”), for the account of any U.S. Borrower from time to time on any Business Day during the period from the date hereof until 10 Business Days before the Termination Date in an aggregate Available Amount (A) for all U.S. Dollar Letters of Credit not to exceed at any time the U.S. Dollar Letter of Credit Facility at such time, (B) for all U.S. Dollar Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s U.S. Dollar Letter of Credit Commitment at such time, and (C) for each such U.S.

Dollar Letter of Credit not to exceed the Unused U.S. Dollar Revolving Credit Commitments of the Lenders at such time.
(i)Multicurrency Letters of Credit.  Each Multicurrency Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit denominated in Dollars or letters of credit or Bank Guarantees denominated in a Multicurrency Committed Foreign Currency in each case in respect of the Multicurrency Revolving Credit Tranche and to continue any Existing Letters of Credit and Bank Guarantees denominated in such currencies in respect of the Multicurrency Revolving Credit Tranche (set forth on Schedule IV hereto) (such letters of credit and Bank Guarantees issued hereunder and such Existing Letters of Credit and Bank Guarantees, collectively, the “Multicurrency Letters of Credit”), for the account of any Multicurrency Borrower from time to time on any Business Day during the period from the date hereof until 10 Business Days before the Termination Date in an aggregate Available Amount (A) for all Multicurrency Letters of Credit not to exceed at any time the Multicurrency Letter of Credit Facility at such time, (B) for all Multicurrency Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s Multicurrency Letter of Credit Commitment at such time, and (C) for each such Multicurrency Letter of Credit not to exceed the Unused Multicurrency Revolving Credit Commitments of the Lenders at such time.  The Existing Issuing Bank shall continue and may renew any Existing Letter of Credit issued by it for the account of the applicable Borrower.
(ii)IDR Letters of Credit.  Each IDR Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit or Bank Guarantees denominated in IDR in each case in respect of the IDR Revolving Credit Tranche (such letters of credit and Bank Guarantees, collectively, the “IDR Letters of Credit”), for the account of any IDR Borrower from time to time on any Business Day during the period from the date hereof until 10 Business Days before the Termination Date in an aggregate Available Amount (A) for all IDR Letters of Credit not to exceed at any time the IDR Letter of Credit Facility at such time, (B) for all IDR Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s IDR Letter of Credit Commitment at such time, and (C) for each such IDR Letter of Credit not to exceed the Unused IDR Revolving Credit Commitments of the Lenders at such time.
(iii)(A) KRW-A Letters of Credit.  Each KRW-A Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit or Bank Guarantees denominated in KRW in each case in respect of the KRW-A Revolving Credit Tranche (such letters of credit and Bank Guarantees, collectively, the “KRW-A Letters of Credit”), for the account of any KRW-A Borrower from time to time on any Business Day during the period from the date hereof until 10 Business Days before the Termination Date in an aggregate Available Amount (A) for all KRW-A Letters of Credit not to exceed at any time the KRW-A Letter of Credit Facility at such time, (B) for all KRW-A Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s KRW-A Letter of Credit Commitment at such time, and (C) for each such KRW-A Letter of Credit not to exceed the Unused KRW-A Revolving Credit Commitments of the Lenders at such time.
(A)KRW-B Letters of Credit.  Each KRW-B Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit or Bank Guarantees denominated in KRW in each case in respect of the KRW-B Revolving Credit Tranche (such letters of credit and Bank Guarantees, collectively, the “KRW-B Letters of Credit”), for the account of any KRW-B Borrower from time to time on any Business Day during the period from the date hereof until 10 Business Days before the Termination Date in an aggregate Available Amount (A) for all KRW-B Letters of Credit not to exceed at any time the KRW-B Letter of Credit Facility at such time, (B) for all KRW-B Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s KRW-B Letter of Credit Commitment at such time, and (C) for each such KRW-B Letter of Credit not to exceed the Unused KRW-B Revolving Credit Commitments of the Lenders at such time.
(iv)Australian Letters of Credit.  Each Australian Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit denominated in Dollars or letters of credit or Bank Guarantees denominated in any other Australian Committed Currency in each case in respect of the Australian Dollar Revolving Credit Tranche and to continue any Existing Letters of Credit and Bank Guarantees denominated in such currencies in respect of the Australian Dollar Revolving Credit Tranche (set forth on Schedule IV hereto) (such letters of credit and Bank Guarantees issued hereunder and such Existing Letters of Credit and Bank Guarantees, collectively, the “Australian Letters of Credit”), for the account of any Australia Borrower from time to time on any Business Day during the period from the date hereof until 10 Business Days before the Termination Date in an aggregate Available Amount (A) for all Australian Letters of Credit not to exceed at any time the Australian Letter of Credit Facility at such time, (B) for all Australian Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s Australian Letter of Credit Commitment at such time, and (C) for each such Australian Letter of Credit not to exceed the Unused Australian Revolving Credit Commitments of the Lenders at such time.
(v)Singapore Letters of Credit.  Each Singapore Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit or Bank Guarantees denominated in any Singapore Committed Currency in respect of the Singapore Dollar Revolving Credit Tranche and to continue any Existing Letters of Credit and Bank Guarantees denominated in such currencies in respect of the Singapore Dollar Revolving Credit Tranche (set forth on Schedule IV hereto) (such letters of credit and Bank Guarantees issued hereunder and such Existing Letters of Credit and Bank Guarantees, collectively, the “Singapore Letters of Credit”), for the account of any Singapore Borrower from time to time on any Business Day during the period from the date hereof until 10 Business Days before the Termination Date in an aggregate Available Amount (A) for all Singapore Letters of Credit not to exceed at any time the Singapore Letter of Credit Facility at such time, (B) for all Singapore Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s Singapore Letter of Credit Commitment at such time, and (C) for each such Singapore Letter of Credit not to exceed the Unused Singapore Revolving Credit Commitments of the Lenders at such time.
(vi)Letter of Credit Requirements.  No Letter of Credit shall have an expiration date (including all rights of any Borrower or the beneficiary to require renewal) later than (A) in the case of a Standby Letter of Credit, the earlier of (1) 10 Business Days before the Termination Date and (2) one year after the date of issuance thereof, but may by its terms be automatically renewable for additional twelve month periods, (B) in the case of a Trade Letter of Credit, the earlier of (1) 10 Business Days before the Termination Date, and (2) 180 days after the date of issuance thereof, and (C) in the case of a Bank Guarantee, 10 Business Days before the Termination Date; provided, however, that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) permit the applicable Issuing Bank to prevent any such automatic renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by providing prior notice to the beneficiary not later than a day (a “Non-Renewal Notice Date”) in each twelve month period to be agreed upon at the time such Standby Letter of Credit is issued, (y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 10 Business Days before the Termination Date.  Unless otherwise directed by the applicable Issuing

Bank, no Borrower shall be required to make a specific request to the applicable Issuing Bank for any such automatic renewal.  Once a Standby Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the renewal of such Standby Letter of Credit, provided that the applicable Issuing Bank shall not permit any such renewal if such Issuing Bank (A) has determined that it would not be permitted, or would have no obligation, at such time to issue such Standby Letter of Credit in its revised form (as extended) under the terms hereof, or (B) has received notice (which may be by telephone or in writing) at least two (2) Business Days prior to the Non-Renewal Notice Date from the Administrative Agent or any Borrower that one or more of the applicable conditions specified in Section 3.02 is not then satisfied, and in each such case directing such Issuing Bank not to permit such renewal.  Within the limits of each Letter of Credit Facility, and subject to the limits referred to above, the applicable Borrowers may request the issuance of Letters of Credit under this Section 2.01(b), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(b).  Notwithstanding the foregoing, from and after the date on which the Borrowers give notice of their election to extend the Termination Date pursuant to Section 2.16, all references in this Section 2.01(b) to “10 Business Days before the Termination Date” shall be deemed to refer to 10 Business Days before the Termination Date that will apply following the effectiveness of such extension.  Without limiting the generality of the foregoing, no Issuing Bank shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any applicable law to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or (ii) such Letter of Credit in particular or shall impose upon such Issuing Bank any restriction, reserve or capital requirement with respect to such Letter of Credit (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Bank in good faith deems material to it or (iii) the issuance of such Letter of Credit would violate any applicable laws or policies of such Issuing Bank applicable to letters of credit generally.
(vii)If, as of the Termination Date, any Letter of Credit would for any reason remain outstanding, the Borrowers shall, on or prior to the Termination Date, Cash Collateralize the then outstanding Available Amount of such Letter of Credit in the same currency as such Letter of Credit.
(c)The Swing Line Advances.  An applicable Borrower may request the applicable Swing Line Bank to make, and such Swing Line Bank agrees to make, on the terms and conditions hereinafter set forth, Swing Line Advances from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in (A) Dollars with respect to the U.S. Dollar Swing Line Facility, (B) Euros or Sterling, with respect to the Multicurrency Swing Line Facility, (C) Australian Dollars with respect to the Australian Swing Line Facility, (D) Singapore Dollars or Hong Kong Dollars, with respect to the Singapore Swing Line Facility, or (E) Korean Won with respect to the KRW-A Swing Line Facility and the KRW-B Swing Line Facility, (ii) in an aggregate amount not to exceed at any time outstanding for Swing Line Advances under each Swing Line Facility and the Swing Line Commitment relating to such Swing Line Facility and (iii) in an amount for each Swing Line Borrowing not to exceed the aggregate of (A) the Unused U.S. Dollar Revolving Credit Commitments of the Lenders with U.S. Dollar Revolving Credit Commitments at such time with respect to Swing Line Advances under the U.S. Dollar Swing Line Facility, (B)  the Unused Multicurrency Revolving Credit Commitments of the Lenders with Multicurrency Revolving Credit Commitments at such time with respect to Swing Line Advances under the Multicurrency Swing Line Facility, (C) the Unused KRW-A Revolving Credit Commitments of the Lenders with KRW-A Revolving Credit Commitments at such time with respect to Swing Line Advances under the KRW-A Swing Line Facility, (D) the Unused KRW-B Revolving Credit Commitments of the Lenders with KRW-B Revolving Credit Commitments at such time with respect to Swing Line Advances under the KRW-B

Swing Line Facility, (E) the Unused Australian Dollar Revolving Credit Commitments of the Lenders with Australian Dollar Revolving Credit Commitments at such time with respect to Swing Line Advances under the Australian Swing Line Facility and (F) the Unused Singapore Revolving Credit Commitments of the Lenders with Singapore Dollar Revolving Credit Commitments at such time with respect to Swing Line Advances under the Singapore Swing Line Facility.  Swing Line Advances under (I) the U.S. Dollar Swing Line Facility shall be made as Base Rate Advances, (II) the Multicurrency Swing Line Facility in Euro and Canadian Dollars shall be made as Floating Rate Advances, (III) the Multicurrency Swing Line Facility in Sterling shall be made as Daily RFR Advances, (IV) the Singapore Swing Line Facility in Singapore Dollars shall be made as Daily RFR Advances, (V) the Singapore Swing Line Facility in Hong Kong Dollars shall be made as Floating Rate Advances, (VI) the Australian Swing Line Facility shall be made as Floating Rate Advances, (VII) the KRW-A Swing Line Facility and the KRW-B Swing Line Facility shall be made as Floating Rate Advances and (VIII) any other Swing Line Facility shall be made as Floating Rate Advances or as otherwise specified in the applicable Supplemental Addendum.  No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance.  Each Swing Line Borrowing shall be in an amount of the Swing Line Borrowing Minimum or an integral multiple equal to the Swing Line Borrowing Multiple in excess thereof.  Within the limits of each Swing Line Facility and within the limits referred to in clauses (ii) and (iii) above, the Borrowers may borrow under this Section 2.01(c), repay pursuant to Section 2.04(b) or prepay pursuant to Section 2.05(a) and reborrow under this Section 2.01(c).  If any Lender becomes, and during the period it remains, a Defaulting Lender, if any Swing Line Advance is at the time outstanding, any applicable Swing Line Bank may (except, in the case of a Defaulting Lender, to the extent the Commitments have been fully reallocated pursuant to Section 2.21), by written notice to the Borrowers and such Defaulting Lender through the Administrative Agent, require the Borrowers to Cash Collateralize the obligations of the Borrowers to such Swing Line Bank in respect of such Swing Line Advance in amount at least equal to the aggregate amount of the unreallocated obligations (contingent or otherwise) of such Defaulting Lender to be applied pro rata in respect thereof, or to make other arrangements reasonably satisfactory to the Administrative Agent and to such Swing Line Bank in its reasonable discretion to protect such Swing Line Bank against the risk of non-payment by such Defaulting Lender.  In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender, each Swing Line Bank is hereby authorized by the Borrowers (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to Section 2.02(a) in such amounts and in such times as may be required to (i) repay an outstanding Swing Line Advance, and/or (ii) Cash Collateralize the obligations of the applicable Borrowers in respect of outstanding Swing Line Advances in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender in respect of such Swing Line Advance.
SECTION 2.02.Making the Advances; Applicable Borrowers.  (b)  Except as otherwise provided in Section 2.03, each Borrowing (other than Swing Line Borrowings) shall be made on notice, given not later than the applicable Notice of Borrowing Deadline by the applicable Borrower to the Administrative Agent, and with respect to the initial Borrowing, such notice may be provided to the Administrative Agent prior to the date hereof.  The Administrative Agent shall provide each relevant Lender with prompt notice thereof by email.  Each such notice of a Borrowing (other than Swing Line Borrowings) (a “Notice of Borrowing”) shall be in writing and sent by email in substantially the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3, as applicable, hereto, specifying therein the requested (i) date of such Borrowing, (ii) Tranche under which such Borrowing is requested, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing, (v) in the case of a Borrowing consisting of Floating Rate Advances, the initial Interest Period for each such Advance, (vi) in the case of a Borrowing consisting of Daily RFR Advances, the tenor of such Advances, (vii) in the case of a Borrowing consisting of Multicurrency Revolving Credit Advances, Australian Dollar Revolving Credit Advances, Singapore Dollar Revolving Credit Advances or Supplemental Tranche Advances, the currency of such Advances, (viii) the applicable Borrower or Borrowers proposing such Borrowing, and (ix) the portion of funds from such Borrowing to be applied to the repayment of Swing Line Advances (including the currency thereof) and the interest accrued and unpaid thereon in accordance with the last sentence of this Section 2.02(a).  In addition, in the case of a Borrowing under the KRW-A Revolving Credit Tranche or the KRW-B Revolving

Credit Tranche, the Notice of Borrowing shall specify the maturity of such Borrowing and the purpose of such Borrowing and in the case of a Borrowing under the KRW-B Revolving Credit Tranche with respect to Korean Capital Expenditures, the Notice of Borrowing shall be delivered together with any applicable Korean Capital Expenditures Documentation.  Each Lender with a Commitment in respect of the applicable Tranche shall, before the applicable Funding Deadline make available for the account of its Applicable Lending Office to the Administrative Agent at the applicable Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders in respect of the applicable Tranche.  After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the applicable Borrower by crediting the Borrower’s Account; provided, however, that for each Borrowing, if requested by the applicable Borrower in its Notice of Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances made by the applicable Swing Line Bank and by any other Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the applicable Swing Line Bank and such other Lenders for repayment of such Swing Line Advances.

(a)Each Swing Line Borrowing shall be made on notice, given not later than the Swing Line Deadline on the date of the proposed Swing Line Borrowing, by the applicable Borrower to (x) the applicable Swing Line Bank and the Administrative Agent in the case of any such Borrowing in Euros or Sterling under the Multicurrency Swing Line Facility and (y) the applicable Swing Line Bank and the Administrative Agent in the case of any other Borrowing under a Swing Line Facility.  Each such notice of a Swing Line Borrowing (a “Notice of Swing Line Borrowing”) shall be by (1) email (in the case of the Singapore Swing Line Facility, the Australian Swing Line Facility, the KRW-A Swing Line Facility and the KRW-B Swing Line Facility), (2) email (in the case of any such Borrowing in Euros or Sterling under the Multicurrency Swing Line Facility or any such Borrowing under the U.S. Dollar Swing Line Facility, the KRW-A Swing Line Facility or the KRW-B Swing Line Facility) and (3) email (in the case of any such Borrowing in Canadian Dollars under the Multicurrency Swing Line Facility) specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing, (iii) maturity of such Borrowing (which maturity shall be no later than the earlier of (A) the fourteenth Business Day after the requested date of such Borrowing and (B) the Termination Date), (iv) the currency of such Borrowing, and (v) the Borrower proposing such Borrowing.  In addition, in the case of a Swing Line Borrowing under the KRW-A Swing Line Facility or the KRW-B Swing Line Facility, the Notice of Swing Line Borrowing shall specify the purpose of such Borrowing and in the case of a Swing Line Borrowing under the KRW-B Swing Line Facility with respect to Korean Capital Expenditures, the Notice of Swing Line Borrowing shall be delivered together with any applicable Korean Capital Expenditures Documentation.  Based on such notice received by the Administrative Agent or the applicable Swing Line Bank, as applicable, shall, before the Swing Line Availability Time, make the amount thereof available to the applicable Borrower by crediting a Borrower’s Account maintained by the applicable Borrower in same day funds except to the extent that the Administrative Agent or such Swing Line Bank, as applicable, has actual knowledge of a Default or Event of Default that has occurred and is then continuing.  Upon written demand by the applicable Swing Line Bank, with a copy of such demand to the Administrative Agent, each (A) U.S. Dollar Revolving Lender with respect to the U.S. Dollar Swing Line Facility, (B) Multicurrency Revolving Lender with respect to the Multicurrency Swing Line Facility, (C) KRW-A Revolving Lender with respect to the KRW-A Swing Line Facility, (D) KRW-B Revolving Lender with respect to the KRW-B Swing Line Facility, (E) Australian Dollar Revolving Lender with respect to the Australian Swing Line Facility and (F) Singapore Dollar Revolving Lender with respect to the Singapore Swing Line Facility, shall purchase from such Swing Line Bank, and such Swing Line Bank shall sell and assign to each such Lender, such Lender’s Applicable Pro Rata Share of an outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Swing Line Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender; provided that any such demand in the case of the KRW-A Swing Line Facility or the KRW-B Swing Line Facility shall include a copy of the related Notice of Swing Line Borrowing and documentation submitted by the applicable Borrower therewith.  The Borrowers hereby agree to each such sale and assignment.  Each such Lender agrees to purchase its Applicable Pro Rata Share of an outstanding Swing Line Advance (i)(x) on the Business Day on which demand therefor is made by such Swing Line Bank in the case of the U.S. Dollar Swing Line Facility or (y)  no later than three Business Days after the Business Day on which demand therefor is made by such Swing Line Bank in respect of each other Swing Line Facility, provided that, in each case, notice of such demand is given not later than the applicable Swing Line Purchasing Notice Deadline, or (ii) the first Business Day next succeeding the funding date set forth in the applicable notice of demand if such notice of such demand is given after any applicable Swing Line Purchasing Notice Deadline.  Upon any such assignment by any Swing Line Bank to any other Lender of a portion of a Swing Line Advance, the applicable Swing Line Bank represents and warrants to such other Lender that such Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party.  If and to the extent that any Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the applicable Swing Line Bank until the date such amount is paid to the Administrative Agent, at the cost of funds incurred by the applicable Swing Line Bank in respect of such amount.  If such Lender shall pay to the Administrative Agent such amount for the account of the applicable Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the applicable Swing Line Bank shall be reduced by such amount on such Business Day.
(b)Anything in subsection (a) above to the contrary notwithstanding, (i) no Borrower may select Eurocurrency Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than the Revolving Credit Borrowing Minimum, (ii) no Borrower may select Eurocurrency Rate Advances if the obligation of the Lenders to make Eurocurrency Rate Advances shall then be suspended pursuant to Section 2.07(d)(i), 2.07(f), 2.09 or 2.10, and (iii) there may not be more than fifty (50) separate Interest Periods and Daily RFR Borrowings outstanding at any time in the aggregate.  If the Interest Periods of two or more Floating Rate Advances within a single Tranche denominated in the same currency end on the same date, those Floating Rate Advances will be consolidated into, and treated as, a single Floating Rate Advance on the last day of the Interest Period.
(c)Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrowers.  In the case of any Borrowing other than the Borrowing of a Base Rate Advance or a Daily RFR Borrowing, the Borrowers shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.
(d)Unless the Administrative Agent shall have received notice from a Lender prior to (w) the date of any Borrowing consisting of Advances under the U.S. Dollar Revolving Credit Tranche (other than Base Rate Advances), (x) 12:00 P.M. (Hong Kong time) on the Business Day immediately prior to the date of any Borrowing consisting of Advances under the Australian Dollar Revolving Credit Tranche, the Singapore Dollar Revolving Credit Tranche, IDR Revolving Credit Tranche, the KRW-A Revolving Credit Tranche or the KRW-B Revolving Credit Tranche, (y) 12:00 P.M. (London time) on the Business Day immediately prior to the date of any Borrowing consisting of Advances under the Multicurrency Revolving Credit Tranche or (z) 2:00 P.M.(New York City time) on the date of any Borrowing consisting of Base Rate Advances that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and, the Administrative Agent may, in reliance upon such assumption, notwithstanding the last sentence of Section 2.02(a), make available to the applicable Borrower on such date a corresponding amount.  If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to any Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrowers, the higher of (A) the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in Committed Foreign Currencies and (ii) in the case of such Lender, (A) the Federal Funds Rate in the case of Advances under the U.S. Dollar Revolving Credit Tranche or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of all other Advances.  If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes.
(e)The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.
(f)The Borrowers irrevocably and for value authorize each Australian Dollar Revolving Lender (at the option of such Lender) from time to time (i) to prepare reliquification bills of exchange in relation to any Australian Dollar Revolving Credit Advance and (ii) to sign them as drawer or endorser in the name of and on behalf of any Borrower (provided that the relevant Borrower’s obligations as drawer or endorser under any such reliquification bill is non-recourse).  The total face amount of reliquification bills prepared by any such Lender and outstanding in relation to any such Advance must not at any time exceed (A) such Lender’s share of the principal amount of such Advance plus (B) the total interest on that share over the relevant Interest Period.  Reliquification bills must mature on or before the last day of the relevant Interest Period.  Each such Lender may realize or deal with any reliquification bill prepared by it as it thinks fit.  Each such Lender shall indemnify the Borrowers on demand against all liabilities, costs and expenses incurred by any Borrower by reason of it being a party to a reliquification bill prepared by such Lender.  The immediately preceding sentence shall not affect any obligation of the Borrowers under any Loan Document.  In particular, the obligations of the Borrowers to make payments under the Loan Documents are not in any way affected by any liability of any Lender, contingent or otherwise, under the indemnity in this Section 2.02(g).  If a reliquification bill prepared by any such Lender is presented to a Borrower and such Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys payable to such Lender hereunder.  Only an Australian Dollar Revolving Lender will have recourse to any Borrower under any reliquification bill.
(g)All Advances under the U.S. Dollar Revolving Credit Tranche or any Subfacility thereunder shall be advanced to one or more U.S. Borrowers.  All Advances under the Singapore Dollar Revolving Credit Tranche or any Subfacility thereunder shall be advanced to one or more Singapore Borrowers.  All Advances under the Australian Dollar Revolving Credit Tranche or any Subfacility thereunder shall be advanced to one or more Australia Borrowers.  All Advances under the IDR Revolving Credit Tranche or any Subfacility thereunder shall be advanced to one or more IDR Borrowers.  All Advances under the KRW-A Revolving Credit Tranche or any Subfacility thereunder shall be advanced to one or more KRW-A Borrowers.  All Advances under the KRW-B Revolving Credit Tranche or any Subfacility thereunder shall be advanced to one or more KRW-B Borrowers.  All Advances under the Multicurrency Revolving Credit Tranche or any Subfacility thereunder shall be advanced to one or more Multicurrency Borrowers.  All Supplemental Tranche Advances shall be advanced to one or more Supplemental Borrowers that are Borrowers under the applicable Supplemental Tranche.  Each Borrower shall be liable for the Advances made to such Borrower only, provided that (x) if an Advance is made to more than one Borrower, all such Borrowers shall be jointly and severally liable with respect to such Advance and (y) nothing in this sentence shall impair or limit the liability or obligations of the Operating Partnership in its capacity as a Guarantor hereunder.
(h)Each Lender may, at its option, make any Advance available to any Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Advance; provided, however, that (i) any exercise of such option shall not affect the obligation of such Borrower in accordance with the terms of this Agreement and (ii) nothing in this Section 2.02(i) shall be deemed to obligate any Lender to obtain the funds for any Advance in any particular place or manner or to constitute a representation or warranty by any Lender that it has obtained or will obtain the funds for any Advance in any particular place or manner.
SECTION 2.03.Letters of Credit.  (c)  Request for Issuance.  Each Letter of Credit shall be issued upon notice, given not later than (I) 12:00 P.M. (New York City time) on the third Business Day (in respect of any proposed Letter of Credit to be denominated in Dollars or Canadian Dollars under the U.S. Dollar Letter of Credit Facility), (II) 12:00 P.M. (London time) on the fifth Business Day (in respect of any proposed Letter of Credit under the Multicurrency Letter of Credit Facility), (III) 12:00 P.M. (Hong Kong time) on the fifth Business Day or Daily RFR Business Day, as applicable, (in respect of any proposed Letter of Credit under the Singapore Dollar Letter of Credit Facility, the Australian Letter of Credit Facility, the IDR Letter of Credit Facility, the KRW-A Letter of Credit Facility or the KRW-B Letter of Credit Facility) or (IV) the fifth Business Day (in respect of any other Letter of Credit not described in clauses (I), (II) or (III) above), as applicable, prior to the date of the proposed issuance of such Letter of Credit, by the applicable Borrower to (1) the Administrative Agent in the case of the Multicurrency Letter of Credit Facility and (2) the applicable Issuing Bank in the case of any other Letter of Credit Facility.  In the case of (1) above, the Administrative Agent shall give to the applicable Issuing Bank and each Lender prompt notice thereof by email or by means of the Platform.  In the case of (2) above, the applicable Issuing Bank shall give to the Administrative Agent and each Lender prompt notice thereof by email or by means of the Platform.  Each such notice of issuance of a Letter of Credit (a “Notice of Issuance”) shall be in writing by email, in each case specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) currency of such Letter of Credit and the Letter of Credit Facility pursuant to which such Letter of Credit shall be issued, (iii) Available Amount of such Letter of Credit, (iv) expiration date of such Letter of Credit, (v) the proposed Borrower, (vi) name and address of the beneficiary of such Letter of Credit and (vii) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the applicable Borrower for use in connection with such requested Letter of Credit (a “Letter of Credit Agreement”).  Notwithstanding the foregoing, the issuance of the initial Letter of Credit under the IDR Letter of Credit Facility shall be subject to the condition precedent that the IDR Issuing Bank shall have confirmed receipt and approval of all applicable “know your customer” and other similar documentation and information required under applicable laws and regulations; provided that the IDR Issuing Bank shall, promptly following the Closing Date, proceed to take such steps as are reasonably required to complete such procedures in a timely manner.  Any application for a Letter of Credit may be made by any Borrower or any Subsidiary of the Parent Guarantor.  If (y) the requested form of such Letter of Credit is acceptable to such Issuing Bank in its sole discretion and (z) it has not received notice of objection to such issuance from the Tranche Required Lenders, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the applicable Borrower at its office referred to in Section 9.02 or as otherwise agreed with the applicable Borrower in connection with such issuance.  In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.  All Existing Letters of Credit shall be deemed to have been issued pursuant to this Section 2.03(a).
(a)Letter of Credit Reports.  Each Issuing Bank shall furnish (i) to the Administrative Agent not later than the fifth Business Day following the last day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the preceding month and showing the aggregate amount (if any) payable by the Borrowers to such Issuing Bank during such month under all Letters of Credit issued by such Issuing Bank and (ii) on any other Business Day, such other information with respect to the outstanding Letters of Credit issued by such Issuing Bank as the Administrative Agent shall reasonably request.  Promptly following receipt of each such report and other information, the Administrative Agent shall provide a copy thereof to the Operating Partnership.
(b)Drawing; Letter of Credit Purchase of Pro Rata Shares of Advances.  The payment by any Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall, in the case of (I) each such payment under the U.S. Dollar Letter of Credit Facility be a Base Rate Advance, in the amount of such draft, (II) each such payment under the Multicurrency Letter of Credit Facility with respect to Letters of Credit denominated in Swiss Francs and Sterling be a Daily RFR Advance, (III) each such payment under the Multicurrency Letter of Credit Facility with respect to Letters of Credit denominated in Euro, Yen or Canadian Dollars be a Floating Rate Advance, (IV) each such payment under the Singapore Letter of Credit Facility with respect to Letters of Credit denominated in Singapore Dollars be a Daily RFR Advance, (V) each such payment under the Singapore Letter of Credit Facility with respect to Letters of Credit denominated in Hong Kong Dollars be a Floating Rate Advance, and (VI) each such payment under any other Letter of Credit Facility be a Floating Rate Advance, in the amount of such draft.  Upon written demand by (x) the Administrative Agent, with a copy of such demand to the applicable Issuing Bank or (y) any Issuing Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Administrative Agent, each Multicurrency Revolving Lender (in the case of an Advance pursuant to a Multicurrency Letter of Credit only), each IDR Revolving Lender (in the case of an Advance pursuant to an IDR Letter of Credit only), each KRW-A Revolving Lender (in the case of an Advance pursuant to a KRW-A Letter of Credit only), each KRW-B Revolving Lender (in the case of an Advance pursuant to a KRW-B Letter of Credit only), each U.S. Dollar Revolving Lender (in the case of an Advance pursuant to a U.S. Dollar Letter of Credit only), each Australian Dollar Revolving Lender (in the case of an Advance pursuant to an Australian Letter of Credit only) and each Singapore Dollar Revolving Lender (in the case of an Advance pursuant to a Singapore Letter of Credit only) (in each case, an “Applicable Lender”) shall, as applicable, purchase from the applicable Issuing Bank, and such Issuing Bank shall sell and assign to each such Applicable Lender (and with respect to the Existing Letter of Credit issued by the Existing Issuing Bank, each Applicable Lender shall be deemed to have purchased from such Issuing Bank and such Issuing Bank shall be deemed to have sold and assigned to each Applicable Lender, in each case on the Effective Date), such Lender’s Applicable Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Applicable Lender.  Promptly after receipt thereof, the Administrative Agent shall transfer such funds to such Issuing Bank.  The Borrowers hereby agree to each such sale and assignment.  Each Applicable Lender agrees to purchase its Applicable Pro Rata Share of an outstanding Letter of Credit Advance (i) on the Business Day on which demand therefor is made by the applicable Issuing Bank which made such Advance with respect to the U.S. Dollar Letter of Credit Facility, provided that notice of such demand is given not later than the applicable L/C Purchasing Notice Deadline on such Business Day, (ii) no later than three Business Days after the Business Day on which demand therefor is made by the applicable Issuing Bank in the case of the Multicurrency Letter of Credit Facility, the IDR Letter of Credit Facility, the KRW-A Letter of Credit Facility, the KRW-B Letter of Credit Facility, the Singapore Letter of Credit Facility or the Australian Letter of Credit Facility, provided that, in each case, notice of such demand is given not later than the applicable L/C Purchasing Notice Deadline, or (iii) the first Business Day next succeeding the funding date set forth in the applicable notice of demand if such notice of such demand is given after any applicable L/C Purchasing Notice Deadline.  Upon any such assignment by an Issuing Bank to any Applicable Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such Applicable Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party.  If and to the extent that any Applicable Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Applicable Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, equal to (x) the Federal Funds Rate with respect to the U.S. Dollar Letter of Credit Facility and (y) the cost of funds incurred by the Administrative Agent and such Issuing Bank in the case of all other Letter of Credit Facilities, in each case for its account or the account of such Issuing Bank, as applicable.  If such Applicable Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Applicable Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.
(c)Failure to Make Letter of Credit Advances.  The failure of any Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.
(d)Defaulting Lenders.  If any Lender becomes, and during the period it remains, a Defaulting Lender, if any Letter of Credit is at the time outstanding that such Defaulting Lender may be required to fund on hereunder, the applicable Issuing Bank may (except, in the case of a Defaulting Lender, to the extent the Commitments have been fully reallocated pursuant to Section 2.21), by written notice to the Borrowers and such Defaulting Lender through the Administrative Agent, require the Borrowers to Cash Collateralize the obligations of the Borrowers to such Issuing Bank in respect of such Letter of Credit in amount at least equal to the aggregate amount of the unreallocated obligations (contingent or otherwise) of such Defaulting Lender to be applied pro rata in respect thereof, or to make other arrangements reasonably satisfactory to the Administrative Agent and such Issuing Bank in its reasonable discretion to protect such Issuing Bank against the risk of non-payment by such Defaulting Lender.  In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender, each Issuing Bank that has issued a Letter of Credit upon which such Defaulting Lender may be required to fund on hereunder is hereby authorized by the Borrowers (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to Section 2.02(a) in such amounts and in such times as may be required to (i) reimburse an outstanding Letter of Credit Advance, and/or (ii) Cash Collateralize the obligations of the Borrowers in respect of outstanding Letters of Credit in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender in respect of such Letter of Credit.
(e)Calculation Date; Revaluation.  Without limiting the effect of the last sentence of Section 2.06(b)(i), for the purposes of monitoring Facility Exposure under the Multicurrency Letter of Credit Facility, on each Calculation Date the Administrative Agent shall determine the aggregate amount of the Primary Currency Equivalent of the face value of outstanding Letters of Credit and Bank Guarantees issued under the Multicurrency Letter of Credit Facility, the stated amounts of which are denominated in a currency other than Dollars in connection with Letters of Credit or Bank Guarantees issued under the Multicurrency Letter of Credit Facility.
(f)ISP or UCP.  Unless otherwise expressly agreed by the applicable Issuing Bank and the applicable Borrower when a Letter of Credit is issued, (i) the rules of the International Standby Practices (the “ISP”) shall apply to each standby Letter of Credit and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance (“UCP”, and each of the UCP and the ISP, an “ICC Rule”), shall apply to each commercial Letter of Credit.  Each Issuing Bank’s privileges, rights and remedies under such ICC Rules shall be in addition to, and not in limitation of, its privileges, rights and remedies expressly provided for herein and pursuant to applicable laws governing the Letter of Credit.  The UCP and the ISP (or such later revision of either) shall serve, in the absence of proof to the contrary, as evidence of general banking usage with respect to the subject matter thereof.

(g)Conflict with Issuer Documents.  In the event of any conflict between the terms of hereof and the terms of any Issuer Document, the terms hereof shall control.
(h)Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
(i)Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary of any Borrower, the Borrowers shall be obligated as primary obligors to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit and irrevocably waive any defenses that might otherwise be available to them as guarantors or sureties of obligations of such Subsidiary to the extent described and waived in Section 7.02, mutatis mutandis.  The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of any of their Subsidiaries inures to the benefit of the Borrowers, and that the Borrowers’ businesses derive substantial benefits from the businesses of such Subsidiaries.  To the extent that any Letter of Credit is issued for the account of any Subsidiary of a Borrower which is not a Guarantor, such Borrower agrees that (i) such Subsidiary shall have no rights against any Lender, the Administrative Agent or any Issuing Bank, (ii) such Borrower shall be responsible for the obligations in respect of such Letter of Credit under this Agreement and any application or reimbursement agreement, (iii) such Borrower shall have sole right to give instructions and make agreements with respect to this Agreement and such Letter of Credit, and the disposition of documents related thereto, and (iv) such Borrower shall have all powers and rights in respect of any security arising in connection with the Letter of Credit and the transaction related thereto.
SECTION 2.04.Repayment of Advances; Reimbursements.  (d)  Revolving Credit Advances.  The Borrowers shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances then outstanding.
(a)Swing Line Advances.  The Borrowers shall repay (i) in the case of Swing Line Advances in Canadian Dollars under the Multicurrency Revolving Credit Tranche, Swing Line Advances under the Singapore Dollar Revolving Credit Tranche and Swing Line Advances under the Australian Dollar Revolving Credit Tranche, directly to the applicable Swing Line Bank at such account as is specified by such Swing Line Bank to the Borrowers, and (ii) in each other case, to the Administrative Agent for the account of (x) each Swing Line Bank and (y) each other Lender that has made a Swing Line Advance by purchase from the Swing Line Bank pursuant to Section 2.02(b), the outstanding principal amount of each Swing Line Advance made by each of them on or before the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the fourteenth Business Day after the requested date of such Swing Line Borrowing) and the Termination Date.  If any Swing Line Bank does not receive a payment required to be made by the Borrowers pursuant to clause (b)(i), such Lender shall promptly notify the Administrative Agent thereof.  Any Swing Line Advance may be repaid in whole or in part on same-day notice to the Administrative Agent received by 11:00 A.M. (local time) on the date of such payment with respect to Swing Line Advances under the Multicurrency Revolving Credit Tranche or 1:00 P.M. (local time) on the date of such payment with respect to Swing Line Advances under any other Tranche and, if such notice is given the Borrowers shall pay the applicable principal amount of such Swing Line Borrowing on such date, together with accrued interest to the date of such payment on the principal amount so paid and costs (if any) pursuant to Section 9.04(c).
(b)Letter of Credit Advances.  (i)  The Borrowers shall repay to the Administrative Agent for the account of each Issuing Bank and each other Lender that has made a Letter of Credit Advance on the Business Day immediately succeeding the day on which such Letter of Credit Advance was made the outstanding principal amount of each Letter of Credit Advance made by each of them.  For the avoidance of doubt, the Borrowers may, at their election, repay Letter of Credit Advances with the proceeds of Revolving Credit Advances that are advanced in accordance with the terms of this Agreement.
(i)The Obligations of the Borrowers under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit (and the obligations of each Lender to reimburse the Issuing Bank with respect thereto) shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:
(A)any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit, guaranty or any other agreement or instrument relating thereto, including any amendments, supplements and waivers (all of the foregoing being, collectively, the “L/C Related Documents”);
(B)any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower in respect of any L/C Related Document or any Person that guarantees any of the Obligations or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;
(C)the existence of any claim, counterclaim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;
(D)any draft, certificate, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(E)without limiting Borrowers’ rights under clause (iv) below, payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit;
(F)any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from the Guarantees or any other guarantee, for all or any of the Obligations of any Borrower in respect of the L/C Related Documents; or
(G)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or Guarantor.
(ii)The Borrowers shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrowers’ instructions or other irregularity, the Borrowers will promptly notify the applicable Issuing Bank.
(iii)The Borrowers assume all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit.  Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for:  (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrowers shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrowers, to the extent of any direct, but not consequential, damages suffered by the Borrowers that the Borrowers prove were caused by (i) such Issuing Bank’s willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank’s willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit.  In furtherance and not in limitation of the foregoing, each Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
SECTION 2.05.Termination or Reduction of the Commitments.  (e)  The Borrowers may, upon at least three Business Days’ notice to the Administrative Agent received no later than 11:00 A.M. (local time) on the third Business Day prior to the proposed termination date, terminate in whole or reduce in part the unused portions of any Swing Line Facility, any Letter of Credit Facility and any Unused Revolving Credit Commitments; provided, however, that each partial reduction of a Tranche or Subfacility (A) shall be in an aggregate amount of the Revolving Credit Reduction Minimum or a Revolving Credit Reduction Multiple in excess thereof and (B) shall be made ratably among the Lenders in accordance with their Commitments with respect to such Tranche or Subfacility.  Once terminated, a Commitment may not be reinstated.
(a)The Borrowers may, if no Notice of Borrowing is then outstanding, terminate the unused amount of the Commitment of a Defaulting Lender upon notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.11(g) and Section 2.13(b) will apply to all amounts thereafter paid by the Borrowers for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrowers, the Administrative Agent or any Lender may have against such Defaulting Lender.
(b)Each Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Tranche of which such Letter of Credit Facility is a Subfacility by the amount, if any, by which the amount of such Letter of Credit Facility exceeds the sum of all Revolving Credit Commitments related to such Tranche after giving effect to such reduction of such Tranche, provided that no Letter of Credit Facility or Tranche with respect to which such Letter of Credit Facility is a Subfacility shall be reduced below an amount equal to the aggregate unused amount of all outstanding Letters of Credit under such Letter of Credit Facility at any time.
(c)Each Swing Line Facility shall be permanently reduced from time to time on the date of each reduction in the Tranche of which such Swing Line Facility is a Subfacility by the amount, if any, by which the amount of such Swing Line Facility exceeds the sum of all Revolving Credit Commitments related to such Tranche.

(d)All amounts repaid in respect of any Incremental Term Loan Facility (I) shall automatically and permanently reduce the Commitments to such Incremental Term Loan Facility ratably among the applicable Lenders in accordance with their respective Commitments to such Incremental Term Loan Facility and (II) may not be reborrowed.
SECTION 2.06.Prepayments.  (f)  Optional.  The Borrowers may, upon (I) in the case of Base Rate Advances, same day notice received by 12:00 P.M. (New York City time), (II) in the case of Floating Rate Advances and Daily RFR Advances under the Singapore Dollar Revolving Credit Tranche, the Australian Dollar Revolving Credit Tranche, the IDR Revolving Credit Tranche, the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, three Business Days or three Daily RFR Business Days, as applicable, notice received no later than 1:00 P.M. (Hong Kong time), (III) in the case of Floating Rate Advances under the U.S. Dollar Revolving Credit Tranche, two Business Days’ notice received no later than 1:00 P.M. (New York City time), (IV) in the case of Daily RFR Advances under the U.S. Dollar Revolving Credit Tranche, one Daily RFR Business Day’s notice received no later than 12:00 P.M. (New York City time) and (V) in the case of Advances under the Multicurrency Revolving Credit Tranche (A) that are denominated in Canadian Dollars, Yen or Euro, three Business Days’ notice received no later than 2:00 P.M. (London time), (B) denominated in Swiss Francs or Sterling, three Daily RFR Business Days’ notice received no later than 2:00 P.M. (London time), and (C) denominated in Dollars, three Business Days’ notice received no later than 2:00 P.M. (London time), in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrowers shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than the Revolving Credit Reduction Minimum or a Revolving Credit Reduction Multiple in excess thereof or, if less, the amount of the Advances outstanding, (ii) if any prepayment of an Advance is made on a date other than the last day of an Interest Period (if applicable) for a Floating Rate Advance, the applicable Borrower shall also pay any amounts owing pursuant to Section 9.04(c) and (iii) the foregoing provisions shall not apply to (y) the repayment of Swing Line Advances, which payments shall be made pursuant to the terms of Section 2.04(b) or (z) the repayment of Advances under the Existing Revolving Credit Agreement on the Closing Date.
(a)Mandatory.  (i)  If the Facility Exposure attributable to any Tranche or Subfacility (which, in the case of each Tranche and each Subfacility, shall be expressed in the Primary Currency of such Tranche or Subfacility, or the Equivalent thereof with respect to any Advances thereunder denominated in any other currency) shall at any time equal or exceed 105% of the aggregate Commitments then allocable to such Tranche or Subfacility, as applicable, then the applicable Borrower shall, within five Business Days after the earlier of the date on which (A) a Responsible Officer becomes aware of such event or (B) written notice thereof shall have been given to the Borrowers by the Administrative Agent, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances and deposit an amount in the L/C Cash Collateral Account in an amount equal to the amount by which the Facility Exposure attributable to the applicable Tranche or Subfacility (which, in the case of each Tranche and each Subfacility, shall be expressed in the Primary Currency of such Tranche or Subfacility, or the Equivalent thereof with respect to any Advances thereunder denominated in any other currency) exceeds the aggregate Commitments then allocable to such Tranche or Subfacility, as applicable, provided that any deposit in the L/C Cash Collateral Account made pursuant to this Section 2.06(b)(i) shall only be required to be maintained so long as the applicable circumstances giving rise to the requirement to make such deposit shall continue to exist or would again exist in the absence of such deposit.  The Administrative Agent may determine the Facility Exposure attributable to any Tranche or Subfacility from time to time.
(i)After taking into account any payments made pursuant to Section 2.06(b)(i), the Borrowers shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit

Advances and/or deposit an amount in the L/C Cash Collateral Account in an amount equal to the amount by which Unsecured Debt exceeds the Maximum Unsecured Debt Percentage of Total Unencumbered Asset Value, provided that any deposit in the L/C Cash Collateral Account made pursuant to this Section 2.06(b)(ii) shall only be required to be maintained so long as the applicable circumstances giving rise to the requirement to make such deposit shall continue to exist or would again exist in the absence of such deposit.
(ii)Prepayments of any Tranche or Subfacility made pursuant to clauses (i) and (ii) above shall be applied first to prepay Letter of Credit Advances relating to such Tranche or Subfacility then outstanding until such Advances are paid in full, second to prepay Swing Line Advances relating to such Tranche or Subfacility then outstanding until such Advances are paid in full, third to prepay Revolving Credit Advances relating to such Tranche then outstanding (on a pro rata basis in respect of all applicable Lenders) until such Advances are paid in full and fourth deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit relating to such Tranche or Subfacility then outstanding to the extent required under the foregoing clauses.  Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the relevant Issuing Bank or Lenders, as applicable.  On the earlier to occur of the (A) Termination Date, (B) the date on which funds are no longer required to be maintained in the L/C Cash Collateral Account pursuant to Section 2.06(b)(i) or (b)(ii), as applicable, and (C) the expiration or other termination of any Letters of Credit for which funds are on deposit in the L/C Cash Collateral Account without any drawings thereon, then, in each case, so long as no Default shall have occurred and be continuing, any remaining funds on deposit in the L/C Cash Collateral Account (together with any interest earned thereon) shall be returned to the Borrowers.
(iii)All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.
SECTION 2.07.Interest.  (g)  Scheduled Interest.  The Borrowers shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:
(i)Base Rate Advances.  During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each December, March, June and September during such periods and on the date such Base Rate Advance shall be Converted or paid in full.
(ii)Floating Rate Advances.  During such periods as such Advance is a Floating Rate Advance, subject to clauses (d) and (f) below, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the applicable Floating Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Floating Rate Advance shall be Converted or paid in full.
(iii)CPR Advances.  During such periods as such Advance is a CPR Advance, a rate per annum equal at all times to the sum of (A) the Canadian Prime Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each December, March, June and September during such periods and on the date such CPR Advance shall be paid in full.

(iv)Daily RFR Advances.  During such period as such Advance is a Daily RFR Advance, a rate per annum equal at all times to the sum of (A) the applicable Daily Simple RFR in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears on each Daily RFR Interest Payment Date for such Daily RFR Advance and on the date such Daily RFR Advance shall be paid in full.

For the avoidance of doubt, any Advance that is prepaid on the same day that it was made shall accrue interest for such day.

(b)Default Interest.  Upon the occurrence and during the continuance of an Event of Default of the type described in Section 6.01(a) or (f) or, at the election of the Administrative Agent and the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, the Borrowers shall pay interest (which interest shall be payable both before and after the Administrative Agent has obtained a judgment with respect to the Facility) on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the applicable dates referred to in clause (a) above and on demand, at a rate per annum equal at all times to 2% per annum above the applicable rate per annum required to be paid on such Advance pursuant to clause (a) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i), (ii), (iii), (iv) or (v) above and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.  Without limiting the generality of the foregoing provisions of this Section 2.07(b), no Borrower hereunder shall in any capacity and in no event be obliged to make any payment of interest or any other amount payable to any Lender hereunder in excess of any amount or rate which would be prohibited by law or would result in the receipt by any Lender, or any agreement by any Lender to receive, “interest” at a “criminal rate” (as each such term is defined in and construed under Section 347 of the Criminal Code (Canada)).
(c)Notice of Interest Period, Interest Rate and Tenor.  Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), a notice of Conversion pursuant to Section 2.09 or a notice of selection of an Interest Period pursuant to the terms of the definition of “Interest Period”, the Administrative Agent shall give written notice to the Borrowers and each Lender of the applicable Interest Period (in the case of Floating Rate Advances) or tenor (in the case of Daily RFR Advances) and (except with respect to Daily RFR Advances) the applicable interest rate determined by the Administrative Agent for purposes of clause (a) above.
(d)Market Disruption Events.
(i)Subject to Section 2.07(f), if a Market Disruption Event occurs in relation to any Advances for any Interest Period for which the Floating Rate was to have been based on a Eurocurrency Rate, (A) the Administrative Agent shall forthwith notify the Borrowers and the Lenders that the interest rate cannot be determined for such Eurocurrency Rate Advances, (B) after the last day of the then existing Interest Period, the interest rate on each Lender’s share of such Eurocurrency Rate Advance shall be the applicable Central Bank Rate for such currency plus the Applicable Margin; provided, however, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that such Central Bank Rate cannot be determined, any outstanding affected Advances shall, at the Borrowers’ election either (I) solely for the purpose of calculating the interest rate applicable to such Advances, be deemed to be Floating Rate Advances denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time or (II) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (I) above, and (C) the obligation of the Lenders to make Eurocurrency

Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist with respect to such Eurocurrency Rate Advances.
(ii)If a Market Disruption Event occurs in relation to any Daily RFR Advances denominated in Singapore Dollars, subject to Section 2.07(f), the Administrative Agent will promptly so notify the Borrowers and each Lender.  Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make or continue Daily RFR Advances in such currency shall be suspended (to the extent of the affected Daily RFR Advances) until the Administrative Agent revokes such notice.  Upon receipt of such notice, (I) the Borrowers may revoke any pending request for a borrowing of, Conversion to or continuation of Daily RFR Advances in such affected currency (to the extent of the affected Daily RFR Advances) or, failing that, (II) such request shall be ineffective and any such outstanding affected Daily RFR Advances, at the Borrowers’ election, shall either (A) solely for the purpose of calculating the interest rate applicable to such Daily RFR Advances, be deemed to be Floating Rate Advances denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time or (B) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (A) above.
(iii)If a Market Disruption Event occurs in relation to any Daily RFR Advances denominated in Sterling or Swiss Francs, subject to Section 2.07(f), the Administrative Agent will promptly so notify the Borrowers and each Lender.  Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make or continue Daily RFR Advances in such currency shall be suspended (to the extent of the affected Daily RFR Advances) until the Administrative Agent revokes such notice.  Upon receipt of such notice, (I) the Borrowers may revoke any pending request for a borrowing of, Conversion to or continuation of Daily RFR Advances in such affected currency (to the extent of the affected Daily RFR Advances) or, failing that, (II) such request shall be ineffective and any outstanding affected Daily RFR Advances, at the Borrowers’ election, shall either (A) bear interest at the applicable Substitute Daily RFR Rate plus the Applicable Margin or (B) be prepaid in full immediately; provided, however, that if either no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice or the applicable Central Bank Rate is not available, the Borrowers shall be deemed to have elected clause (B) above.
(iv)If a Market Disruption Event occurs in relation to any Daily RFR Advances or Floating Rate Advances denominated in Dollars, subject to Section 2.07(f), the Administrative Agent will promptly so notify the Borrowers and each Lender.  Upon notice thereof by the Administrative Agent to the Borrowers and each Lender, any obligation of the Lenders to make or continue Daily RFR Advances or Floating Rate Advances that are denominated in Dollars shall be suspended (to the extent of the affected Daily RFR Advances) until the Administrative Agent revokes such notice.  Upon receipt of such notice, immediately, in the case of Daily RFR Advances, and after the last day of the then existing Interest Period, in the case of Floating Rate Advances, the interest rate on each Lender’s share of such Advance shall be the applicable Central Bank Rate for Dollars plus the Applicable Margin; provided, however, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that such Central Bank Rate cannot be determined, either (I) the Borrowers may revoke any pending request for a borrowing of Daily RFR Advances and/or Floating Rate Advances denominated in Dollars (to the extent of the affected Daily RFR Advances and/or Floating Rate Advances) or, failing that, (II) such request shall be ineffective and any outstanding affected Daily RFR Advances and Floating Rate Advances denominated in Dollars under the Australian Dollar Revolving Credit Tranche and the Multicurrency Revolving Credit Tranche shall be prepaid in full immediately and under the U.S. Dollar Revolving Credit Tranche, at the Borrowers’ election, shall either (A) bear interest at the Base Rate plus the Applicable Margin or (B) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (A) above.
(v)If a Market Disruption Event occurs in relation to an Advance for any Interest Period for which the Floating Rate was to have been the Base CD Rate, then, subject to Section 2.07(f), the interest rate on each Lender’s share of such Advance for such Interest Period shall be the arithmetic mean (rounded off to two (2) decimal points) of average quotation yield rate (the “Alternative CD Yield Rate”) of the Bond Pricing Agencies for the mark-to-market base yield (채권시가평가기준수익률 in Korean) for Korean Won-denominated non-guaranteed bank debentures issued by Korean banks with a credit rating of “AAA” with a remaining maturity of three (3) months as published by the Korea Financial Investment Association (or any successor of such association) on its website (http://www.kofiabond.or.kr) on the applicable Quotation Day and the immediately preceding two (2) consecutive Business Days. plus the Applicable Margin and the Administrative Agent will promptly so notify the Borrowers and each Lender, provided that, in the event the Base CD Rate becomes available on any of the following Quotation Day, the Alternative CD Yield Rate shall be no longer applicable to the Base CD Rate Advance, and the Base CD Rate (then available on the respective Quotation Day) shall be applicable thereafter; provided, further, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that such Alternative CD Yield Rate cannot be determined, any outstanding affected Advances shall, at the Borrowers’ election either (I) solely for the purpose of calculating the interest rate applicable to such Advances, be deemed to be Floating Rate Advances denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time or (II) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (I) above.  Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make or continue Floating Rate Advances in the applicable currency shall be suspended (to the extent of the affected Floating Rate Advances) until the Administrative Agent revokes such notice.
(vi)If a Market Disruption Event occurs in relation to an Advance for any Interest Period for which the Floating Rate was to have been based on a rate other than a Eurocurrency Rate, Term SOFR or the Base CD Rate, then, subject to Section 2.07(f), the interest rate on each Lender’s share of such Advance for such Interest Period shall be the applicable Central Bank Rate for such currency plus the Applicable Margin; provided, however, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that such Central Bank Rate cannot be determined, any outstanding affected Advances shall, at the Borrowers’ election either (I) solely for the purpose of calculating the interest rate applicable to such Advances, be deemed to be Floating Rate Advances denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time or (II) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (I) above.  Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make or continue Floating Rate Advances in the applicable currency shall be suspended (to the extent of the affected Floating Rate Advances) until the Administrative Agent revokes such notice.
(vii)Subject to Section 2.07(f), if a Market Disruption Event occurs and the Administrative Agent or any Borrower so requires, the Administrative Agent and such Borrower shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest.  Any alternative basis agreed pursuant to the immediately preceding sentence shall, with the prior consent of all of the Lenders in the applicable Tranche and the Borrowers, be binding on all parties.
(e)Additional Reserve Requirements.  Each applicable Borrower shall pay to each Lender (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Rate funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Advance equal to the actual costs of such reserves allocated to such Advance by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent fraud or manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the funding of the Eurocurrency Rate Advances, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Advance by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent fraud or manifest error), which in each case shall be due and payable on each date on which interest is payable on such Advance, provided that each applicable Borrower shall have received at least 15 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender.  If a Lender fails to give notice 15 days prior to the relevant interest payment date, such additional interest or costs shall be due and payable 15 days after receipt of such notice.  Amounts payable pursuant to this Section 2.07(e) shall be without duplication of any other component of interest payable by the Borrowers hereunder.
(f)Benchmark Replacement Setting.

Notwithstanding anything to the contrary herein or in any other Loan Document (and any Guaranteed Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.07(f)):

(i)Replacing Benchmarks.  Upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any such Benchmark setting at or after 5:00 P.M. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrowers without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Tranche Required Lenders of each affected Tranche.  At any time that the administrator of any then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator or the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative and will not be restored, (A) with respect to amounts denominated in Dollars, the Borrowers may revoke any request for a borrowing of, Conversion to or continuation of Advances to be made, Converted or continued that would bear interest by reference to such Benchmark until the Borrowers’ receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrowers will be deemed to have Converted any such request into a request for a borrowing of or Conversion to Base Rate Advances and (B) with respect to amounts denominated in any currency other than Dollars, the obligation of the Lenders to make or maintain Advances referencing such Benchmark in the affected currency shall be suspended (to the extent of the affected amounts or Interest Periods (as applicable)) and any outstanding loans in such currency shall immediately or, in the case of a term rate at the end of the applicable Interest Period, be prepaid in full.  During the period referenced in the foregoing sentence, if a component of the Base Rate is based upon the Benchmark, such component will not be used in any determination of the Base Rate.

(ii)Benchmark Replacement Conforming Changes.  In connection with the implementation and administration of any Benchmark Replacement, the Administrative Agent will have the right (in consultation with the Borrowers) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(iii)Notices; Standards for Decisions and Determinations.  The Administrative Agent will promptly notify the Borrowers and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes.  For the avoidance of doubt, any notice required to be delivered by the Administrative Agent as set forth in this Section titled “Benchmark Replacement Setting” may be provided, at the option of the Administrative Agent (in its sole discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Benchmark Replacement Conforming Changes.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, the Borrowers or any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section titled “Benchmark Replacement Setting”.
(iv)Unavailability of Tenor of Benchmark.  At any time (including in connection with the implementation of any Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including Term SOFR), then the Administrative Agent (in consultation with the Borrowers) may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
(v)Disclaimer.  The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (A) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, any Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (B) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate or any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender Party or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
(vi)Certain Defined Terms.

As used in this Section titled “Benchmark Replacement Setting”:

“Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark for any currency, as applicable, (x) if any then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.

“Benchmark Replacement” means, for any Available Tenor,

the sum of (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrowers as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for syndicated credit facilities at such time denominated in the applicable currency in the U.S. syndicated loan market; provided, however, that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the applicable Floor, the Benchmark Replacement will be deemed to be the applicable Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, the formula, methodology or convention for applying the successor Floor to the successor Benchmark Replacement and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrowers) may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of one or more of the following events:  a public statement or publication of information by or on behalf of the administrator of any then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, the central bank for the currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative and that representativeness will not be restored.

“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of any Committed Foreign Currency, (1) the central bank for the currency in which such amounts are denominated hereunder or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such amounts are denominated, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

SECTION 2.08.Fees

.  (h)  Facility Fees.  With respect to each Tranche, subject to the Sustainability Facility Fee Adjustment, the Borrowers shall pay to the Administrative Agent for the account of the Lenders in the applicable Tranche a facility fee (each, a “Facility Fee”) in the Primary Currency of the applicable Tranche equal to the Applicable Margin for Facility Fees times the actual daily amount of the Commitments for such Tranche regardless of usage (or, if the Commitments for such Tranche have terminated, on the Facility Exposure for such Tranche).  Each Facility Fee shall accrue at all times from the date hereof in the case of each Initial Lender, from the Supplemental Tranche Effective Date with respect to the initial Lenders holding a Supplemental Tranche Commitment with respect to any Supplemental Tranche and from the Transfer Date applicable to the Assignment and Acceptance or the effective date specified in the Lender Accession Agreement, as the case may be, pursuant to which it became a Lender under the applicable Tranche in the case of each other Lender until the Termination Date.  Each Facility Fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Termination Date (and, if applicable, thereafter on demand).  Each Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.

(a)Letter of Credit Fees, Etc.  (i)  The Borrowers shall pay to the Administrative Agent for the account of each Lender in a Letter of Credit Facility a commission (the “Letter of Credit Fee”) in the Primary Currency of the applicable Tranche, payable in arrears, (A) quarterly on the last day of each December, March, June and September, commencing December 31, 2024, (B) on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit issued pursuant to such Letter of Credit Facility, and (C) on the Termination Date, on such Lender’s Applicable Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding under such Letter of Credit Facility from time to time at the rate per annum equal to the Applicable Margin for Floating Rate Advances and Daily RFR Advances in effect from time to time.  For the avoidance of doubt, the Applicable Margin for purposes of this Section 2.08(b)(i) shall take into account any applicable Sustainability Margin Adjustment.
(i)The Borrowers shall pay to each Issuing Bank, for its own account, (A) a fronting fee for each Letter of Credit issued by such Issuing Bank in an amount equal to 0.125% of the Available Amount of such Letter of Credit on the date of issuance of such Letter of Credit, payable on such date and (B) such other customary commissions, issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrowers and such Issuing Bank shall agree.

(b)Administrative Agent’s Fees.  The Borrowers shall pay to the Administrative Agent for its own account the fees, in the amounts and on the dates, set forth in the Fee Letter and such other fees as may from time to time be agreed between the Borrowers and the Administrative Agent.
(c)Extension Fee.  The Borrowers shall pay to the Administrative Agent on each Extension Date, for the account of each Lender, a Facility extension fee, in an amount equal to 0.0625% of each Lender’s Revolving Credit Commitment then outstanding (whether funded or unfunded).
(d)Defaulting Lenders and Fees.  Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.08(a), (b) or (d) (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees), provided that to the extent that all or a portion of the Facility Exposure of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.21(a), such fees (other than the fee payable pursuant to Section 2.08(d)) that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders in the applicable Tranche, pro rata from the date of such reallocation in accordance with their respective Commitments.
(e)Japan Usury Savings.  With respect to a Borrower that is doing business in Japan (excluding a TMK or an entity prescribed in Article 1, Paragraph 2 of the Act on Specified Commitment Line Contract of Japan (Law No. 4 of 1999, as amended)), such Borrower shall not be obligated to pay the fees set forth in this Section 2.08 to the extent (but only to the extent) such payment would violate any applicable usury laws of Japan.
(f)South Korea Usury Savings.  With respect to a Borrower that is doing business in Korea, such Borrower shall not be obligated to pay the fees set forth in this Section 2.08 to the extent (but only to the extent) such payment would violate any applicable usury laws of South Korea.
SECTION 2.09.Conversion of Advances.  (i)  Optional.  Any Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Base Rate Advances, the Daily RFR Advances or the Term SOFR Advances under the U.S. Dollar Revolving Credit Tranche comprising the same Borrowing into Base Rate Advances, Term SOFR Advances or Daily RFR Advances; provided, however, that (I) any Conversion of Term SOFR Advances into Base Rate Advances or Daily RFR Advances shall be made only on the last day of an Interest Period for such Term SOFR Advances, (II) any Conversion of Base Rate Advances into Term SOFR Advances or Daily RFR Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), (III) no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and (IV) each Conversion of Advances comprising part of the same Borrowing under the U.S. Dollar Revolving Credit Tranche shall be made ratably among the applicable Lenders in accordance with their Commitments under such Tranche.  Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Dollar denominated Advances to be Converted and (iii) if such Conversion is into Term SOFR Advances, the duration of the initial Interest Period for such Advances.  Each notice of Conversion shall be irrevocable and binding on the Borrowers.
(a)Mandatory.  (i)  On the date on which the aggregate unpaid principal amount of Term SOFR Advances comprising any Borrowing under the U.S. Dollar Revolving Credit Tranche shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically as of the last day of the then applicable Interest Period Convert into Base Rate Advances.
(i)If the Borrowers shall fail to select the duration of any Interest Period for any (A) Term SOFR Advances under the U.S. Dollar Revolving Credit Tranche in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Administrative Agent will forthwith so notify the Borrowers and the affected Lenders, whereupon each such Term SOFR Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, or (B) Floating Rate Advance not described in clause (A) above, an Interest Period of one month shall apply.
(ii)Upon the occurrence and during the continuance of any Event of Default, if the applicable Tranche Required Lenders so request in writing to the Administrative Agent and the Borrowers, (A) to the extent operationally feasible, each Floating Rate Advance in respect of such Tranche will automatically, on the last day of the then existing Interest Period therefor, be Converted into a Base Rate Advance or, to the extent such Conversion is not operationally feasible, shall, following such day and solely for the purpose of calculating the interest rate applicable to such Floating Rate Advance, be deemed to be a Floating Rate Advance denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time, (B) to the extent operationally feasible, each Daily RFR Advance in respect of such Tranche will automatically immediately be Converted into a Base Rate Advance or, to the extent such Conversion is not operationally feasible, solely for the purpose of calculating the interest rate applicable to such Daily RFR Advance, be deemed to be a Floating Rate Advance denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time and (C) the obligation of the applicable Lenders to make, or to Convert Advances into, Floating Rate Advances and Daily RFR Advances shall be suspended.
SECTION 2.10.Increased Costs, Etc.  (j)  If, due to either (i) the introduction of or any change in or in the interpretation, administration or application of any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement there shall be (x) a reduction in the rate of return from a Tranche or on a Lender Party’s (or its Affiliate’s) overall capital, (y) any additional or increased cost or (z) a reduction of any amount due and payable under any Loan Document, which is incurred or suffered by any Lender Party or any of its Affiliates to the extent that it is attributable to that Lender Party agreeing to make or of making, funding or maintaining Floating Rate Advances or Daily RFR Advances or of agreeing to issue or of issuing or maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances or funding or performing its obligations under any Loan Document or Letter of Credit (excluding, for purposes of this Section 2.10, any such increased costs resulting from (A) Indemnified Taxes or Other Taxes (as to which Section 2.12 shall govern), (B) Excluded Taxes, (C) any Taxes required to be withheld as a result of a direction or notice under section 260-5 of the Australian Tax Act or section 255 of the Australian Tax Act, (D) any Tax imposed pursuant to FATCA or (E) the willful breach by the relevant Lender Party or any of its Affiliates of any law or regulation or the terms of any Loan Document), then the Borrowers shall from time to time, within 10 Business Days after demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that a Lender Party claiming additional amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office or to assign its rights and obligations hereunder to another of its offices, branches or affiliates if the making of such a designation or assignment would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.  A certificate as to the amount of such increased cost shall be submitted to the Borrowers by such Lender Party and shall be conclusive and binding for all purposes, absent fraud or manifest error; provided, however, that no Lender Party shall be required to disclose any information to the extent such disclosure would be prohibited by applicable law.
(a)If any Lender Party determines that (i) the introduction of or any change in, or in the interpretation or application of, any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital or liquidity is increased by or based upon (A) the existence of such Lender Party’s commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of such type or (B) the issuance or maintenance of or participation in the Letters of Credit (or similar contingent obligations); then, within 10 Business Days after demand by such Lender Party or such corporation (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender Party’s commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit.  A certificate as to such amounts submitted to the Borrowers by such Lender Party shall be conclusive and binding for all purposes, absent manifest error; provided, however, that no Lender Party shall be required to disclose any information to the extent such disclosure would be prohibited by applicable law.  For purposes of this Section 2.10, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines, and directives in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have gone into effect and been adopted after the date of this Agreement.
(b)(i) If, with respect to any Term SOFR Advances or Daily RFR Advances under the U.S. Dollar Revolving Credit Tranche, the Tranche Required Lenders for the U.S. Dollar Revolving Credit Tranche notify the Administrative Agent that Term SOFR  for any Interest Period for such Advances or the Daily RFR Rate, as applicable, will not adequately reflect the cost to such Lenders of making, funding or maintaining their Term SOFR Advances for such Interest Period or Daily RFR Advances, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (i) each such Term SOFR Advance and/or Daily RFR Advance will automatically, on the last day of the then existing Interest Period therefor in the case of Term SOFR Advances and immediately in the case of Daily RFR Advances, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders under the U.S. Dollar Revolving Credit Tranche to make or to Convert Advances into, Term SOFR Advances or Daily RFR Advances (as applicable) shall be suspended until the Administrative Agent shall notify the Borrowers that such Lenders have determined that the circumstances causing such suspension no longer exist.
(c)(i) If, with respect to any Floating Rate Advances not described in Section 2.10(c)(i), the Tranche Required Lenders for any Tranche other than the U.S. Dollar Revolving Credit Tranche notify the Administrative Agent that the Floating Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Floating Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (x) the obligation of the Lenders to make such Floating Rate Advances shall be suspended and (y) with respect to any Floating Rate Advances that are then outstanding under any Tranche (other than the U.S. Dollar Revolving Credit Tranche), such Floating Rate Advances shall thereafter bear interest at the applicable Central Bank Rate for such currency plus the Applicable Margin, in each case until the Administrative Agent shall notify the Borrowers that such Lenders have determined that the circumstances causing such suspension no longer exist.
(d)Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Applicable Lending Office to perform its obligations hereunder to (I) make Floating Rate Advances or to fund or continue to fund or maintain Floating Rate Advances in any currency hereunder or if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful for any Lender to purchase or sell or to take deposits of, any applicable currency in the Relevant Interbank Market, then, on notice thereof and demand therefor by such Lender to the Borrowers through the Administrative Agent, (A) each Floating Rate Advance  by such Lender made pursuant to the U.S. Dollar Revolving Credit Tranche will automatically, upon such demand, Convert into a Base Rate Advance, (B) any other Floating Rate Advances denominated in a Committed Foreign Currency shall, solely for the purpose of calculating the interest rate applicable to such Floating Rate Advances, be deemed to be Floating Rate Advances denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time and (C) the obligation of such Lender to make, continue or Convert Advances into, Floating Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers that such Lender has determined that the circumstances causing such suspension no longer exist or (II) make Daily RFR Advances or to fund or continue to fund or maintain Daily RFR Advances in any currency hereunder, then, on notice thereof and demand therefor by such Lender to the Borrowers through the Administrative Agent, (A) the obligation of such Lender to make, continue or Convert Advances into, Daily RFR Advances shall be suspended until the Administrative Agent shall notify the Borrowers that such Lender has determined that the circumstances causing such suspension no longer exist and (B) all Daily RFR Advances shall, solely for the purpose of calculating the interest rate applicable to such Daily RFR Advances, be deemed to be Floating Rate Advances denominated in Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Advances denominated in Dollars at such time; provided, however, that in each case, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would allow such Lender or its Applicable Lending Office to continue to perform its obligations to make Floating Rate Advances or to continue to fund or maintain Floating Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.  The Conversion of any Floating Rate Advance of any Lender to a Base Rate Advance or the suspension of any obligation of any Lender to make any Floating Rate Advance pursuant to the provisions of this Section 2.10(d) shall not affect the obligation of any other Lender to continue to make Floating Rate Advances in accordance with the terms of this Agreement.
(e)Failure or delay on the part of any Lender Party to demand compensation pursuant to the foregoing provisions of this Section 2.10 shall not constitute a waiver of such Lender Party’s right to demand such compensation; provided, however, that no Borrower shall be required to compensate a Lender Party pursuant to the foregoing provisions of this Section 2.10 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender Party, notifies the Operating Partnership of the event or circumstance giving rise to such increased costs or reductions and of such Lender Party’s intention to claim compensation therefor (except that, if the event or circumstance giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
(f)If (i) any Lender is a Defaulting Lender, (ii) any Lender requests compensation pursuant to Section 2.10(a) or Section 2.10(b), (iii) any Lender gives notice pursuant to Section 2.10(c) or Section 2.10(d), (iv) any Borrower is required to pay Indemnified Taxes or Other Taxes or additional amounts to any Lender or any governmental authority for the account of any Lender pursuant to Section 2.12 or (v) any amount payable to any Lender by a French Borrower is not, or will not be (when the relevant corporate income tax is calculated) treated as a deductible charge or expense for French tax purposes for that Borrower by reason of that amount being (A) paid or accrued to a Lender incorporated, domiciled, established or acting through a lending office situated in a Non-Cooperative Jurisdiction, or (B) paid to an account opened in the name of or for the benefit of that Lender in a financial institution situated in a Non-Cooperative Jurisdiction (any such Lender, an “Affected Lender”), then the Operating Partnership shall have the right, upon written demand to such Affected Lender and the Administrative Agent at any time thereafter to cause such Affected Lender to assign its rights and obligations under this Agreement (including, without limitation, its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to a Replacement Lender, provided that the proposed assignment does not conflict with applicable laws.  The Replacement Lender shall purchase such interests of the Affected Lender at par and shall assume the rights and obligations of the Affected Lender under this Agreement upon execution by the Replacement Lender of an Assignment and Acceptance delivered pursuant to Section 9.07; provided, however, the Affected Lender shall be entitled to indemnification as otherwise provided in this Agreement with respect to any events occurring prior to such assignment.  Any Lender that becomes an Affected Lender agrees that, upon receipt of notice from the Borrowers given in accordance with this Section 2.10(g) it shall promptly execute and deliver an Assignment and Acceptance with a Replacement Lender as contemplated by this Section 2.10(g).  The execution and delivery of any such Assignment and Acceptance shall not be deemed to comprise a waiver of claims against any Affected Lender by the Borrowers or the Administrative Agent or a waiver of any claims against the Borrowers or the Administrative Agent by the Affected Lender.  Notwithstanding the foregoing, a Lender shall not be required to make any assignment pursuant to this Section 2.10(g) if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Operating Partnership to require such assignment cease to apply.
SECTION 2.11.Payments and Computations.  (k)  The Borrowers shall make each payment hereunder with respect to principal of, interest on, and other amounts relating to, Advances under the (I) U.S. Dollar Revolving Credit Tranche not later than 2:00 P.M. (New York City time), (II) Multicurrency Revolving Credit Tranche (for all currencies thereunder) not later than 2:00 P.M. (London time), (III) Singapore Dollar Revolving Credit Tranche with respect to Advances denominated in Hong Kong Dollars, not later than 12:00 P.M. (Hong Kong time) and (B) Singapore Dollars, not later than 9:00 A.M. (Hong Kong time), (IV) Australian Dollar Revolving Credit Tranche with respect to Advances denominated in (A) Australian Dollars, 8:00 A.M. (Hong Kong time), (B) Dollars, 12:00 P.M. (Hong Kong time) and (C) Sterling or Euro, 9:00 A.M. (Hong Kong time (IV) IDR Revolving Credit Tranche, 10:00 A.M. (Hong Kong time), (V) KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche, 9:00 A.M. (Hong Kong time), or (VI) any other Tranche not later than 2:00 P.M. (local time), in each case, on the day when due, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.12), to the Administrative Agent at the applicable Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day.  Each payment shall be made by the Borrowers in the currency of the applicable Advance to which the applicable payment relates, except to the extent required otherwise hereunder, and the Administrative Agent shall not be obligated to accept a payment that is not in the correct currency.  The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by any Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the other Loan Documents to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties in accordance with the applicable Standing Payment Instructions and (ii) if such payment by any Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.  Upon any Acceding Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.18, a Reallocation pursuant to Section 2.19 or making a Supplemental Tranche Commitment pursuant to Section 2.20 and upon the Administrative Agent’s receipt of such Lender’s Lender Accession Agreement and recording of the information contained therein in the Register, from and after the applicable Increase Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby in accordance with the applicable Standing Payment Instructions.  Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the applicable Transfer Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assigned thereby to the Lender Party assignee thereunder in accordance with such Lender assignee’s Standing Payment Instructions, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.  In respect of any assignment pursuant to Section 9.07, the effective date of which, in each case, is not on the last day of an Interest Period (A) any interest or fees in respect of the relevant assigned interest in the Facility that are expressed to accrue by reference to the lapse of time shall continue to accrue in favor of the assignor Lender up to but excluding the Transfer Date (the “Accrued Amounts”) and shall become due and payable to the assignor Lender without further interest accruing on them on the last day of the current Interest Period (or, if the Interest Period is longer than six calendar months, on the next of the dates which falls at six monthly intervals after the first day of that Interest Period) and (B) the rights assigned or transferred by the assignor Lender will not include the right to the Accrued Amounts so that, for the avoidance of doubt:  (1) when the Accrued Amounts become payable, those Accrued Amounts will be payable for the account of the assignor Lender and (2) the amount payable to the assignee Lender on that date will be the amount which would, but for the application of this Section 2.11(a), have been payable to it on that date, but after deduction of the Accrued Amounts.

(a)The Administrative Agent shall ensure that its accounts at such office or bank at which and from which payments to be made under this Agreement to Lenders that are funding the Advances to a French Borrower are not located in a country which is qualified as a Non-Cooperative Jurisdiction.
(b)(i) All computations of interest (x) based on the Base Rate and (y) on Advances denominated in Canadian Dollars (subject to clause (iv) below), and any other Committed Foreign Currency where the practice in the Relevant Interbank Market is to compute interest on the basis of a year of 365 or 366 days, as the case may be, shall, in each case, be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.
(i)All computations of (A) interest on Advances based on Term SOFR, Daily Simple SOFR or the Federal Funds Rate, interest on Advances denominated in Dollars under the Australian Dollar Revolving Credit Tranche and on Advances denominated in Yen, IDR, Euro, Swiss Francs, Singapore Dollars or any other Committed Foreign Currency where the practice in the Relevant Interbank Market is to compute interest on the basis of a year of 360 days and (B) of fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable.
(ii)All computation of interest on Advances denominated in Sterling, Singapore Dollars, Australian Dollars, Hong Kong Dollars, Korean Won or any other Committed Foreign Currency where the practice in the Relevant Interbank Market is to compute interest on the basis of a year of 365 days shall be made by the Administrative Agent on the basis of a year of 365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.
(iii)For the purpose of complying with the Interest Act (Canada), it is expressly agreed that with respect to Advances denominated in Canadian Dollars only (i) where interest is calculated pursuant hereto at a rate based on a 360 or 365 day period, the yearly rate or percentage of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the year (365 or 366, as the case may be) divided by 360 or 365 as relevant and (ii) the annual rates of interest to which the rates determined in accordance with the provisions hereof on the basis of a period of calculation less than a year are equivalent, are the rates so determined (x) multiplied by the actual number of days in the one (1) year period beginning on the first day of the period of calculation, and (y) divided by the number of days in the period of calculation.  Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.
(c)Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that (i) if such extension would cause payment of interest on or principal of Floating Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day and (ii) with respect to any Daily RFR Advance, this clause (d) shall be subject to the definition of “Daily RFR Interest Payment Date”.
(d)Unless the Administrative Agent shall have received notice from any Borrower prior to the date on which any payment is due to any Lender Party hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party.  If and to the extent such Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at (i) the Federal Funds Rate in the case of Advances under the U.S. Dollar Revolving Credit Tranche or (ii) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of all other Advances.
(e)To the extent that the Administrative Agent receives funds for application to the amounts owing by any Borrower under or in respect of this Agreement or any Note in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lenders in accordance with the terms of this Section 2.11, the Administrative Agent shall be entitled to convert or exchange such funds into Dollars or into a Committed Foreign Currency or from Dollars to a Committed Foreign Currency or from a Committed Foreign Currency to Dollars, as the case may be, to the extent necessary to enable the Administrative Agent to distribute such funds in accordance with the terms of this Section 2.11, provided that the Borrowers and each of the Lenders hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by the Borrowers or such Lender as a result of any conversion or exchange of currencies effected pursuant to this Section 2.11(f) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; provided further that the Borrowers agree to indemnify the Administrative Agent and each Lender, and hold the Administrative Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.11(f) save to the extent that it is found in a final non-appealable judgment of a court of competent jurisdiction that such loss, cost or expense resulted from the gross negligence or willful misconduct of the Administrative Agent or such Lender.
(f)Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lender Parties under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lender Parties in the order of priority set forth below in this Section 2.11(g).  Payments to the Lenders shall be in accordance with the applicable Standing Payment Instructions.  Upon the occurrence and during the continuance of any Event of Default, Advances denominated in Committed Foreign Currencies will, at any time during the continuance of such Event of Default that the Administrative Agent determines it necessary or desirable to calculate the pro rata share of the Lenders on a Facility-wide basis, be converted on a notional basis into the Equivalent amount of Dollars solely for the purposes of making any allocations required under this Section 2.11(g) and Section 2.13(b).  The order of priority shall be as follows:
(i)first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Administrative Agent (solely in its capacity as Administrative Agent) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Administrative Agent on such date;

(ii)second, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Issuing Banks (solely in their respective capacities as such) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Issuing Banks on such date;
(iii)third, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lenders under Section 9.04 and any similar section of any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;
(iv)fourth, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lender Parties under Sections 2.10 and 2.12 on such date, ratably based upon the respective aggregate amounts thereof owing to the Administrative Agent and the Lender Parties on such date;
(v)fifth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.08(a), (b)(i) and (d) on such date, ratably based upon the respective aggregate Commitments of the Lenders under the Facility on such date;
(vi)sixth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrowers under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(b) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;
(vii)seventh, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(a) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;
(viii)eighth, to the payment of the principal amount of all of the outstanding Advances and any reimbursement obligations that are due and payable to the Administrative Agent and the Lender Parties on such date, ratably based upon the respective aggregate amounts of all such principal and reimbursement obligations owing to the Administrative Agent and the Lender Parties on such date, and to deposit into the L/C Cash Collateral Account any contingent reimbursement obligations in respect of outstanding Letters of Credit to the extent required by Section 6.02;
(ix)ninth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and
(x)tenth, the remainder, if any, to the Borrowers for their own account.
SECTION 2.12.Taxes  (l)  Any and all payments by any Borrower hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any Applicable Governmental Authority, and all liabilities with respect thereto (collectively, “Taxes”), excluding (i) in the case of each Lender Party and the Administrative Agent, Taxes that are imposed on or measured by its net income by the United States (including branch profits Taxes or alternative minimum Tax) and Taxes that are imposed on or measured by its net income (and franchise or other similar Taxes imposed in lieu thereof) (A) by the state or foreign jurisdiction under the laws of which such Lender Party or the Administrative Agent, as the case may be, is organized or any political subdivision thereof or, other than solely as a result of making Advances hereunder, the jurisdiction (or jurisdictions) in which it is otherwise conducting business or in which it is treated as resident for Tax purposes or (B) that are Other Connection Taxes and, in the case of each Lender Party, Taxes that are imposed on or measured by its net income (and franchise or other similar Taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender Party’s Applicable Lending Office or any political subdivision thereof, (ii) any withholding Tax imposed by the United States or any other jurisdiction on (x) amounts payable to the Administrative Agent in its capacity as Administrative Agent, for its own account, pursuant to a law in effect on the date the Administrative Agent becomes the Administrative Agent or (y) amounts payable to or for the account of any Lender Party, with respect to any Tranche, pursuant to a law in effect on the date such Lender Party initially acquires an interest in an Advance in such Tranche (other than pursuant to a transfer of rights and obligations under Section 2.10(g)) or such Lender Party designates a new Applicable Lending Office, except in each case to the extent that, pursuant to this Section 2.12(a) or Section 2.12(e), additional amounts with respect to such Tax were payable to the Administrative Agent’s assignor immediately before the Administrative Agent became the Administrative Agent or to such Lender Party’s assignor immediately before such Lender Party, with respect to any Tranche, initially acquired an interest in an Advance in such Tranche or to such Lender Party immediately before it changed its Applicable Lending Office, (iii) any Tax attributable to any Lender Party’s or the Administrative Agent’s failure or inability (other than any inability as a result of a change in law) to comply with Section 2.12(g), (iv) any Taxes required to be withheld as a result of a direction or notice under section 260-5 of the Australian Tax Act or section 255 of the Australian Tax Act, (v) any Tax imposed pursuant to Sections 1471 through 1474 of the Internal Revenue Code as of the date hereof (or any amended or successor version that is substantively comparable), including any current or future implementing Treasury Regulations and administrative pronouncements thereunder and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreement, treaty or convention among Applicable Governmental Authorities entered into in connection with the implementation of such sections of the Internal Revenue Code and any fiscal or regulatory legislation, rules, or official administrative practices adopted pursuant to such intergovernmental agreement (collectively, “FATCA”), (vi) any Bank Levy, (vii) any Dutch Tax that arises as a result of any Lender Party having a substantial interest (aanmerkelijk belang) as defined in the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001) in a Dutch Borrower, and (viii) any Tax imposed under the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021) (all such excluded Taxes in respect of payments hereunder or under the Notes being referred to as “Excluded Taxes”, and all Taxes other than Other Taxes and Excluded Taxes in respect of payments hereunder or under the Notes being referred to as “Indemnified Taxes”).  If any Borrower or the Administrative Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent, as the case may be, (i) subject to Sections 2.12(b) and 2.12(c) below, to the extent such Taxes are Indemnified Taxes, an additional amount shall be payable by such Borrower as may be necessary so that after such Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or the Administrative Agent, as the case may be, shall make all such deductions and (iii) such Borrower or the Administrative Agent, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(a)A payment shall not be increased under subsection (a) above by reason of a UK Tax Deduction, if on the date on which the payment falls due:
(i)the payment could have been made to the relevant Lender Party without a UK Tax Deduction if the Lender Party had been a UK Qualifying Lender, but on that date that Lender Party is not or has ceased to be a UK Qualifying Lender other than as a result of any change after the date it became a Lender Party under this Agreement in (or in the interpretation, administration, or application

of) any law or double taxation agreement or any published practice or published concession of any relevant taxing authority; or
(ii)the relevant Lender Party is a UK Qualifying Lender solely by virtue of subsection (b) of the definition of “UK Qualifying Lender” and:  (A) an officer of HM Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the UK ITA which relates to the payment and that Lender has received from the UK Borrower making the payment a certified copy of that Direction; and (B) the payment could have been made to the Lender without any UK Tax Deduction if that Direction had not been made; or
(iii)the relevant Lender Party is a UK Qualifying Lender solely by virtue of subsection (b) of the definition of “UK Qualifying Lender” and:  (A) the relevant Lender Party has not given a UK Tax Confirmation to the UK Borrower; and (B) the payment could have been made to the Lender Party without any UK Tax Deduction if the Lender had given a UK Tax Confirmation to the UK Borrower, on the basis that the UK Tax Confirmation would have enabled the UK Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the UK ITA; or
(iv)the relevant Lender Party is a UK Treaty Lender and the UK Borrower making the payment is able to demonstrate that the payment could have been made to the Lender Party without the UK Tax Deduction had that Lender Party complied with its obligations under subsections (g)(i) and (iv) (as applicable) below.
(b)A payment shall not be increased under Section 2.12(a) by reason of a French Tax Deduction, if on the date on which the payment falls due:
(i)the payment could have been made to the relevant Lender without a French Tax Deduction if the Lender had been a French Qualifying Lender, but on the date that Lender is not or has ceased to be a French Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or double taxation agreement, or any published practice or published concession of any relevant taxing authority; or
(ii)the relevant Lender is a French Treaty Lender and the Borrower making the payment is able to demonstrate that the payment could have been made to the Lender without the French Tax Deduction had that Lender complied with its obligations under Section 2.12(g), provided that the exclusion for changes after the date a Lender became a Lender under this Agreement pursuant to Section 2.12(c)(i) shall not apply in respect of any French Tax Deduction on a payment made to a Lender if such French Tax Deduction is imposed solely because this payment is made to an account opened in the name of or for the benefit of that Lender in a financial institution situated in a Non-Cooperative Jurisdiction.

(c)In addition, but without duplication of amounts payable under Section 2.12(a), the Borrowers shall pay any present or future stamp, stamp duties (bea meterai), documentary, excise, property, intangible, mortgage recording or similar taxes, charges or levies imposed by any Applicable Governmental Authority that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement, or any other Loan Document, except any Luxembourg registration duties (droits d’enregistrement) applicable pursuant to the voluntary registration by any Lender of any Loan Documents, which shall mean that such registration is (i) not mandatory and (ii) not required to maintain, defend or preserve the rights of the relevant Lenders under the relevant Loan Documents, except any such taxes that are Other Connection Taxes imposed with respect to any assignment (other than an assignment made pursuant to Section 2.10(g)) (“Other Taxes”).  All payments to be made by the Loan Parties under or in connection with the Loan Documents have been calculated without regard to Indirect Tax.  If all or part of any such payment is the consideration for a taxable supply or otherwise chargeable with Indirect Tax and if the Administrative Agent or any Lender Party is liable to pay such Indirect Tax to the relevant tax authorities then, when the applicable Loan Party makes the payment (i) it must pay to the Administrative Agent or the applicable Lender Party, as the case may be, an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax and (ii) the Administrative Agent or such Lender Party, as applicable, shall promptly provide to the applicable Loan Party a tax invoice complying with the relevant law relating to such Indirect Tax; provided, however, that with respect to the Multicurrency Revolving Credit Tranche and the Subfacilities thereunder the applicable Lender Party and not the Administrative Agent shall provide any such tax invoices to the applicable Loan Party.  Where a Loan Document requires a Loan Party to reimburse the Administrative Agent or any Lender Party, as applicable, for any costs or expenses, such Loan Party shall also at the same time pay and indemnify the Administrative Agent or such Lender Party, as applicable, an amount equal to any Indirect Tax incurred by the Administrative Agent or such Lender Party, as applicable, in respect of the costs or expenses, save to the extent that that the Administrative Agent or such Lender Party, as applicable, is entitled to repayment or credit in respect of the Indirect Tax.  The Administrative Agent or such Lender Party, as applicable, will promptly provide to the applicable Loan Party a tax invoice complying with the relevant law relating to that Indirect Tax; provided, however, that with respect to the Multicurrency Revolving Credit Tranche and the Subfacilities thereunder, the applicable Lender Party and not the Administrative Agent shall provide any such tax invoices to the applicable Loan Party.
(d)Without duplication of Sections 2.12(a) or 2.12(d) and subject to Sections 2.12(b) and 2.12(c), the Borrowers shall indemnify each Lender Party and the Administrative Agent for and hold them harmless against the full amount of Indemnified Taxes and Other Taxes, and for the full amount of Indemnified Taxes and Other Taxes imposed on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto.  This indemnification shall be made within 30 days from the date such Lender Party or the Administrative Agent (as the case may be) makes written demand therefor; provided, however, that the Borrowers shall not be obligated to make payment to any Lender Party or the Administrative Agent, as the case may be, pursuant to this Section 2.12 in respect of any penalties, interest and other liabilities attributable to Indemnified Taxes or Other Taxes to the extent such penalties, interest and other liabilities are attributable to (i) the gross negligence or willful misconduct of such Lender Party or the Administrative Agent, as the case may be, or (ii) a material breach by the Administrative Agent or such Lender in bad faith of such party’s obligations hereunder, in either case as found in a final, non-appealable judgment of a court of competent jurisdiction.
(e)As soon as practicable after the date of any payment of Taxes by the Borrowers to any Applicable Governmental Authority pursuant to this Section 2.12, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment or, if such receipts are not obtainable, other evidence of such payments by the Borrowers reasonably satisfactory to the Administrative Agent.
(f)(i) Any Lender Party (which, for purposes of this Section 2.12(g) shall include the Administrative Agent) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, upon becoming a party to this Agreement and at the time or times reasonably requested by any Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  Each UK Treaty Lender and each UK Borrower which makes a payment to which such Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for such UK Borrower to obtain authorization to make such payment without a UK Tax Deduction.  In addition, any Lender

Party, upon becoming a party to this Agreement and if reasonably requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such entity is subject to withholding or information reporting requirements with respect to such Lender Party.  Notwithstanding the foregoing, if any form or document referred to in this subsection (g) (other than any form or document referred to in subsection (g)(ii)(A), (B),  (D) or (g)(iv) of this Section 2.12) requires the disclosure of information that the applicable Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information.
(i)Without limiting the generality of the foregoing:  (A) any Lender Party that is a U.S. person (as defined in Section 7701(a)(30) of the Internal Revenue Code) shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender Party becomes a Lender Party under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), duly completed and signed copies of Internal Revenue Service Form W-9 certifying that such Lender Party is exempt from U.S. federal backup withholding; (B) each Lender Party that is not a U.S. person (as defined in Section 7701(a)(30) of the Internal Revenue Code) (each, a “Foreign Lender”) shall, to the extent that it is legally entitled to do so, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the Transfer Date with respect to the Assignment and Acceptance or the date of the Lender Accession Agreement pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by the Borrowers or the Administrative Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrowers (1) in the case of a Foreign Lender that is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (x) a statement in a form agreed to between the Administrative Agent and the Borrowers to the effect that such Lender is eligible for a complete exemption from withholding of United States Taxes under Section 871(h) or 881(c) of the Internal Revenue Code, and (y) two duly completed and signed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E or successor and related applicable form; or (2) in the case of a Foreign Lender that cannot comply with the requirements of clause (1) hereof, two duly completed and signed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (claiming an exemption from or a reduction in United States withholding tax under an applicable treaty) or its successor form, Form W-8ECI (claiming an exemption from United States withholding tax as effectively connected income) or its successor form, or Form W-8IMY (together with any supporting documentation) or its successor form, and related applicable forms, as the case may be; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender Party under this Agreement (and from time to time thereafter upon the reasonable request of any Borrower or the Administrative Agent), duly completed and signed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender Party under any Loan Document would be subject to withholding Tax imposed by FATCA if such Lender Party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender Party shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender Party has complied with such

Lender Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for the purposes of this subsection (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(ii)Each Lender Party shall promptly notify the Borrowers and the Administrative Agent of any change in circumstances that would modify or render invalid any claimed exemption from or reduction of Taxes.  Each Lender Party further agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.
(iii)A UK Treaty Lender that holds a passport under the HM Revenue & Customs DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm in writing its scheme reference number and its jurisdiction of tax residence to any UK Borrower and the Administrative Agent, and, having done so, that Lender Party shall be under no obligation pursuant to subsection (i) above in respect of an Advance to any such UK Borrower.  If a UK Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with this subsection (iv) and:  (a) a UK Borrower making a payment to that Lender Party has not made a UK Borrower DTTP Filing in respect of that Lender Party; or (b) a UK Borrower making a payment to that Lender Party has made a UK Borrower DTTP Filing but (A) that UK Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (B) HM Revenue & Customs have not given the UK Borrower authority to make payments to that Lender Party without a UK Tax Deduction within 60 days of the date of the UK Borrower DTTP Filing, and in each case, the UK Borrower has notified that Lender Party in writing, that Lender Party and the UK Borrower shall co-operate in completing any procedural formalities necessary for that UK Borrower to obtain authorization to make that payment without a UK Tax Deduction.
(iv)If a UK Treaty Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with subsection (iv) above, no UK Borrower shall make a UK Borrower DTTP Filing or file any other form relating to the HM Revenue & Customs DT Treaty Passport scheme in respect of that Lender Party’s Advance(s) unless that Lender Party otherwise agrees.
(v)A UK Borrower shall, promptly on making a UK Borrower DTTP Filing, deliver a copy of that UK Borrower DTTP Filing to the Administrative Agent for delivery to the relevant UK Treaty Lender.
(vi)A UK Qualifying Non-Bank Lender which becomes a party to this Agreement gives a UK Tax Confirmation to any UK Borrower by entering into this Agreement.  A UK Qualifying Non-Bank Lender shall promptly notify any UK Borrower and the Administrative Agent if there is any change in the position from that set out in the UK Tax Confirmation.
(vii)Each Lender Party in respect of a UK Borrower which becomes a party to this Agreement shall indicate in Schedule I or (as applicable) the Assignment and Acceptance, which of the following categories it falls in:  (A) not a UK Qualifying Lender; (B) a UK Qualifying Lender (other than a UK Treaty Lender); or (C) a UK Treaty Lender (on the assumption that all necessary procedural formalities have been completed).  If a Lender Party fails to indicate its status in accordance with this subsection (viii) then such Lender Party shall be treated for the purposes of this Agreement (including by each UK Borrower) as if it is not a UK Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform each UK Borrower).

(viii)Each Lender Party which becomes a party to this Agreement after the date of this Agreement shall indicate, in the transfer agreement which it executes on becoming a party, and for the benefit of the Administrative Agent, which of the following categories it falls in:  (A) not a French Qualifying Lender; (B) a French Qualifying Lender (other than a French Treaty Lender); or (C) a French Treaty Lender.  If such new Lender Party fails to indicate its status in accordance with this Section 2.12(g)(ix) then such new Lender Party shall be treated for the purposes of this Agreement as if it is not a French Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Operating Partnership).  For the avoidance of doubt, a transfer agreement shall not be invalidated by any failure of a Lender Party to comply with this Section 2.12(g)(ix).
(g)Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, (x) be otherwise disadvantageous to such Lender Party or (y) subject such Lender Party to any material unreimbursed cost or expense.  If any amount payable under this Agreement by a French Borrower becomes not deductible from that Borrower’s taxable income for French tax purposes by reason of that amount being (i) paid or accrued to a Lender Party incorporated, domiciled, established or acting through a lending office situated in a Non-Cooperative Jurisdiction or (ii) paid to an account opened in the name of or for the benefit of that Lender Party in a financial institution situated in a Non-Cooperative Jurisdiction, then such Lender Party will use reasonable efforts to mitigate such issues including by designating a different lending office for each affected Advance if such designation would avoid the need for, or reduce the amount of, such compensation and would not be otherwise disadvantageous to such Lender Party.
(h)If any Lender Party or the Administrative Agent receives a refund of Taxes or Other Taxes paid by any Borrower or for which the Borrowers have indemnified any Lender Party or the Administrative Agent, as the case may be, pursuant to this Section 2.12, then such Lender Party or the Administrative Agent, as applicable, shall pay such amount, net of any reasonable expenses incurred by such Lender Party or the Administrative Agent, to the Borrowers as soon as practicable.  Notwithstanding the foregoing, (i) the Borrowers shall not be entitled to review the tax records or financial information of any Lender Party or the Administrative Agent and (ii) neither the Administrative Agent nor any Lender Party shall have any obligation to pursue (and no Loan Party shall have any right to assert) any refund of Taxes or Other Taxes that may be paid by the Borrowers.
(i)To the extent permitted under the Internal Revenue Code and the applicable Treasury Regulations, the Administrative Agent shall (i) act as the withholding agent solely with respect to the U.S. Dollar Revolving Credit Tranche contemplated by the Loan Documents, taking into account that each of the Borrowers (other than the Operating Partnership, Digital US Finco, the Initial Multicurrency Borrower 3, Initial Multicurrency Borrower 5 and the Initial Singapore Borrower 3) as of the date hereof is intended to be treated as an entity disregarded as separate from the Operating Partnership for U.S. federal income tax purposes and (ii) prepare and file (on behalf of the Borrowers), and furnish to the applicable Lender Parties, any required Internal Revenue Service Form 1042-S with respect to the U.S. Dollar Revolving Credit Tranche.  Except as provided in the preceding sentence, the Administrative Agent shall not act as withholding agent (within the meaning of the Internal Revenue Code and the applicable Treasury Regulations) with respect to any Tranche; provided, however, that if in the future, the Administrative Agent or an affiliate of the Administrative Agent that is a U.S. Person for U.S. federal income tax purposes administers another Tranche, the Administrative Agent or such affiliate shall (i) act as withholding agent (within the meaning of the Internal Revenue Code and the applicable Treasury Regulations) with respect to such Tranche as required by law and (ii) prepare and file (on behalf of the Borrowers) and furnish to the applicable Lender Parties any required Internal Revenue Service Form 1042 S with respect to such Tranche.  The Administrative Agent and the Borrowers further agree to mutually cooperate and furnish or cause to be furnished upon request, as promptly as practicable, such information and assistance reasonably necessary for the filing of all Tax returns and complying with all Tax withholding and information reporting requirements.  With respect to each Tranche and each Borrower, the Administrative Agent agrees to provide the Borrowers information regarding the interest, principal, fees or other amounts payable to each Person pursuant to the Loan Documents by January 31 of each year following the year during which such payment was made.
(j)For purposes of this Section 2.12 (except for purposes of the first sentence of paragraph (i)), references to the Administrative Agent shall include any Affiliate or sub-agent of the Administrative Agent, in each case performing any duties or obligations of the Administrative Agent.  For purposes of this Section 2.12, the term “applicable law” includes FATCA.
SECTION 2.13.Sharing of Payments, Etc.  (m)  Sharing Within Each Tranche.  Subject to the provisions of Section 2.11(g), if, in connection with any particular Tranche, any Applicable Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07 or a payment made by a Loan Party pursuant to and in accordance with the express terms of this Agreement) (a) on account of Obligations due and payable to such Applicable Lender Party with respect to such Tranche under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Applicable Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Applicable Lender Parties with respect to such Tranche under the Loan Documents at such time) of payments on account of the Obligations due and payable to all such Applicable Lender Parties under the Loan Documents at such time obtained by all such Applicable Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Applicable Lender Party under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Applicable Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all such Applicable Lender Parties hereunder at such time) of payments on account of the Obligations owing (but not due and payable) to all such Applicable Lender Parties under the Loan Documents at such time obtained by all of such Applicable Lender Parties at such time, such Applicable Lender Party shall forthwith purchase from such other Applicable Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Applicable Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Applicable Lender Party, such purchase from each other Applicable Lender Party shall be rescinded and such other Applicable Lender Party shall repay to the purchasing Applicable Lender Party the purchase price to the extent of such Applicable Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Applicable Lender Party to (ii) the aggregate purchase price paid to all Applicable Lender Parties) of such recovery together with an amount equal to such Applicable Lender Party’s ratable share (according to the proportion of (i) the amount of such other Applicable Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Applicable Lender Party) of any interest or other amount paid or payable by the purchasing Applicable Lender Party in respect of the total amount so recovered.  The Borrowers agree that any Applicable Lender Party so purchasing an interest or participating interest from another Applicable Lender Party pursuant to this Section 2.13(a) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Applicable Lender Party were the direct creditor of the Borrowers in the amount of such interest or participating interest, as the case may be.
(a)Pro Rata Sharing Following Event of Default.  Notwithstanding Section 2.13(a), following the occurrence and during the continuance of any Event of Default and the notional conversion of all Advances denominated in a Committed Foreign Currency into Dollars pursuant to Section 2.11(g), subject to the provisions of Section 2.11(g), if any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise, other than as a result of an assignment pursuant to Section 9.07 or a payment made by a Loan Party pursuant to and in accordance with the express terms of this Agreement) (a) on account of Obligations due and payable to such Lender Party under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties under the Loan Documents at such time) of payments on account of the Obligations due and payable to all Lender Parties under the Loan Documents at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties under the Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties under the Loan Documents at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the amount of such other Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered.  The Borrowers agree that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.13(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Borrowers in the amount of such interest or participating interest, as the case may be.
SECTION 2.14.Use of Proceeds.  The proceeds of the Advances and issuances of Letters of Credit shall be available (and the Borrowers agree that they shall use such proceeds and Letters of Credit) solely for the acquisition, development and redevelopment of Assets, for repayment of Debt, for working capital and for other general corporate purposes of the Parent Guarantor, the Borrowers and their respective Subsidiaries; provided, however, that (a) the proceeds of Advances and Letters of Credit under the KRW-A Revolving Credit Tranche shall be available solely for the purposes of Korean Working Capital and (b) the proceeds of Advances and Letters of Credit under the KRW-B Revolving Credit Tranche shall be available solely for the purposes of Korean Capital Expenditures.  The Borrowers will not directly or knowingly indirectly use the Letters of Credit or the proceeds of the Advances, or lend, contribute or otherwise make available to any Subsidiary, joint venture partner or other Person such extensions of credit or proceeds, (i) to fund any prohibited activities or businesses of or with any Person that at the time of such funding is the target of or subject of Sanctions or in a Sanctioned Jurisdiction, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Facility, whether as underwriter, advisor, investor, or otherwise) or any Anti-Corruption Laws.
SECTION 2.15.Evidence of Debt.  (n)  Each Lender Party shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each applicable Borrower to such Lender Party resulting from each Advance owing to such Lender Party from time to time, including the amounts of principal and interest payable and paid to such Lender Party from time to time hereunder.  The Borrowers agree that upon notice by any Lender Party to any Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender Party to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender Party, the applicable Borrower shall promptly execute and deliver to such Lender Party, with a copy to the Administrative Agent, a Note, in substantially the form of Exhibit A hereto, payable to such Lender Party in a principal amount equal to the Revolving Credit Commitment of such Lender Party.  All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder.  In the event and to the extent that the provisions of any Note shall conflict with this Agreement, the provisions of this Agreement shall govern.

(a)The Register maintained by the Administrative Agent pursuant to Section 9.07(d) may include a control account and a subsidiary account for each Lender Party.  In each account with respect to each Lender Party (including the control account and subsidiary account, if applicable) there shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period or tenor applicable thereto, (ii) the terms of each Assignment and Acceptance and Lender Accession Agreement delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender Party hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrowers hereunder and each Lender Party’s share thereof.
(b)Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender Party in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender Party and, in the case of such account or accounts, such Lender Party, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender Party to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement.  It is the intention of the parties hereto that the Advances will be treated as in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code (and any other relevant or successor provisions of the Internal Revenue Code).
SECTION 2.16.Extension of Termination Date.  The Borrowers may request, by written notice to the Administrative Agent, (i) at least 30 days but not more than the day occurring 60 days and one year prior to the Termination Date, a six-month extension of the Termination Date with respect to the Commitments then outstanding and (ii) thereafter, an additional six-month extension provided at least 30 days but not more than the day occurring 60 days and one year prior to the Termination Date (as extended pursuant to clause (i) of this sentence) (each, an “Extension Request”).  The Administrative Agent shall promptly notify each Lender of such Extension Request and the Termination Date in effect at such time shall, effective as of the applicable Extension Date (as defined below), be extended for an additional six-month period, provided that, on such Extension Date (a) the Administrative Agent shall have received payment in full of the extension fee set forth in Section 2.08(d) and (b) the following statements shall be true and the Administrative Agent shall have received for the benefit of each Lender Party a certificate signed by a duly authorized officer of the Operating Partnership, dated the applicable Extension Date, stating that:  (i) the representations and warranties contained in Section 4.01 are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of such Extension Date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects or all respects, as applicable, on and as of such earlier date)), and (ii) no Default has occurred and is continuing or would result from such extension.  “Extension Date” means, in the case of each extension option, the first date after the delivery by the Borrowers of the related Extension Request that the conditions set forth in clauses (a) and (b) above are satisfied.  In the event that an extension is effected pursuant to this Section 2.16, the aggregate principal amount of all Advances shall be repaid in full ratably to the Lenders on the Termination Date as so extended.  As of the Extension Date, any and all references in this Agreement or any of the other Loan Documents to the “Termination Date” shall refer to the Termination Date as so extended.

SECTION 2.17.Cash Collateral Account.  (o)  Grant of Security.  The Borrowers hereby pledge to the Administrative Agent, as collateral agent for the ratable benefit of the Secured Parties, and hereby grant to the Administrative Agent, as collateral agent for the ratable benefit of the Secured Parties, a security interest in, the Borrowers’ right, title and interest in and to the L/C Cash Collateral Account and all (i) funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account, (ii) and all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent, as collateral agent for or on behalf of the Borrowers, in substitution for or in addition to any or all of the then existing L/C Account Collateral and (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing L/C Account Collateral, in each of the cases set forth in clauses (i), (ii) and (iii) above, whether now owned or hereafter acquired by the Borrowers, wherever located, and whether now or hereafter existing or arising other than assets located or deemed to be located in Luxembourg (all of the foregoing, collectively, the “L/C Account Collateral”); provided, however, that for so long as (i) KRW-A Borrowers and KRW-B Borrowers are restricted under the Foreign Exchange Transaction Act of Korea from providing security interests for the benefit of third parties or (ii) a TMK is prohibited under the TMK Law from pledging its assets for the benefit of another Person, any pledge from a Borrower that is a KRW-A Borrower, a KRW-B Borrower or a TMK, as applicable, shall solely secure its own obligations hereunder and not the obligation of any other Borrower.
(b)Maintaining the L/C Account Collateral.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Guaranteed Hedge Agreement shall be in effect or any Lender Party shall have any Commitment:
(i)the Borrowers will maintain all L/C Account Collateral only with the Administrative Agent, as collateral agent; and
(ii)the Administrative Agent shall have the sole right to direct the disposition of funds with respect to the L/C Cash Collateral Account subject to the provisions of this Agreement, and it shall be a term and condition of such L/C Cash Collateral Account that, except as otherwise provided herein, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, as the case may be, that no amount (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrowers or any other Person from the L/C Cash Collateral Account; and
(iii)the Administrative Agent may (with the consent of the Required Lenders and shall at the request of the Required Lenders), at any time and without notice to, or consent from, the Borrowers, transfer, or direct the transfer of, funds from the L/C Account Collateral to satisfy the Borrowers’ Obligations under the Loan Documents if an Event of Default shall have occurred and be continuing.
(c)Investing of Amounts in the L/C Cash Collateral Account.  The Administrative Agent will, from time to time invest (i)(A) amounts received with respect to the L/C Cash Collateral Account in such Cash Equivalents credited to the L/C Cash Collateral Account as the Borrowers may select and the Administrative Agent, as collateral agent, may approve in its reasonable discretion, and (B) interest paid on the Cash Equivalents referred to in clause (i)(A) above, and (ii) reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner.  Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the L/C Cash Collateral Account.  In addition, the Administrative Agent shall have the right at any time to exchange such Cash

Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the L/C Cash Collateral Account.
(d)Release of Amounts.  So long as no Event of Default shall have occurred and be continuing, the Administrative Agent will pay and release to any Borrower or at its order or, at the request of any Borrower, to the Administrative Agent to be applied to the Obligations of such Borrower under the Loan Documents such amount, if any, as is then on deposit in the L/C Cash Collateral Account.
(e)Remedies.  Upon the occurrence and during the continuance of any Event of Default, in addition to the rights and remedies available pursuant to Article VI hereof and under the other Loan Documents, (i) the Administrative Agent may exercise in respect of the L/C Account Collateral all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected L/C Account Collateral), and (ii) the Administrative Agent may, without notice to the Borrowers, except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Obligations of the Borrowers under the Loan Documents against any funds held with respect to the L/C Account Collateral or in any other deposit account.
SECTION 2.18.Increase in the Aggregate Commitments.  (p)  The Borrowers may, at any time by written notice to the Administrative Agent, request an increase in the aggregate amount of the Commitments, which may be in the form of increased Revolving Credit Commitments or one or more Incremental Term Loan Facilities, in each case, by not less than the Increase Minimum in the aggregate (each such proposed increase or Incremental Term Loan Facility, a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of all Commitment Increases made pursuant to this Section 2.18 exceed $1,800,000,000 (including the Equivalent thereof in Dollars with respect to any Commitments denominated in currencies other than Dollars), (ii) on the date of any request by the Borrowers for a Commitment Increase and on the related Increase Date, the conditions set forth in Sections 3.01(a)(i) and 3.02 shall be satisfied and (iii) the Borrowers’ notice to the Administrative Agent shall indicate the proposed allocation of each such Commitment Increase among the affected Revolving Credit Commitments or among each affected or established Incremental Term Loan Facility (each, an “Apportioned Commitment Increase”).
(a)The Administrative Agent shall promptly notify the Lenders and such Eligible Assignees as are designated by the Borrowers of each request by the Borrowers for a Commitment Increase, which notice shall include (i) the proposed amounts of the Commitment Increase and each Apportioned Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders and such Eligible Assignees wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Revolving Credit Commitments or Commitments to the applicable Incremental Term Loan Facility or to establish their Revolving Credit Commitments or their Commitments to such Incremental Term Loan Facility, as applicable (the “Commitment Date”).  Each Lender and Eligible Assignee that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase or establish, as applicable, each applicable Revolving Credit Commitment of such Lender or such Lender’s Commitments to the subject Incremental Term Loan Facility.  If the Lenders and such Eligible Assignees notify the Administrative Agent that they are willing to increase (or establish, as applicable) the amount of their respective Revolving Credit Commitments or increase (or establish, as applicable) their respective Commitments to the applicable Incremental Term Loan Facility, by an aggregate amount that exceeds the amount of the requested Apportioned Commitment Increase relating to such Revolving Credit Commitments, the requested Apportioned Commitment Increase shall be allocated to each Lender and Eligible Assignee willing to participate therein in such a manner as is agreed to by the Borrowers and the Administrative Agent.  For avoidance of doubt, each Lender’s sole right to approve or consent to any Commitment Increase shall be its right to determine whether to participate, or not to participate, in any Commitment Increase in its sole discretion as provided in this Section 2.18(b).
(b)Promptly following each Commitment Date, the Administrative Agent shall notify the Borrowers as to the amount, if any, by which the Lenders and Eligible Assignees are willing to participate in the requested Commitment Increase; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of the Commitment Increase Minimum or an integral multiple in excess thereof of $1,000,000 (or the Equivalent thereof in a Committed Foreign Currency), or, if less than the Commitment Increase Minimum, the amount of the requested Commitment Increase that has not been committed to by the Lenders or such Eligible Assignees as of the applicable Commitment Date.
(c)On each Increase Date, (x) each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.18(b) (an “Acceding Lender”) shall become a Lender party to this Agreement as of such Increase Date and such Acceding Lender’s Revolving Credit Commitment or Commitment to any applicable Incremental Term Loan Facility shall be governed by the terms and provisions of this Agreement and (y) the applicable Revolving Credit Commitment or Commitment to such Incremental Term Loan Facility of each Increasing Lender for such requested Commitment Increase shall be so increased by (or established in) such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.18(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date:
(i)an accession agreement from each Acceding Lender, if any, in form and substance satisfactory to the Operating Partnership and the Administrative Agent (each, a “Lender Accession Agreement”), duly executed by such Acceding Lender, the Administrative Agent and the applicable Borrower; and
(ii)confirmation from each Increasing Lender (acknowledged by the Operating Partnership on behalf of the Loan Parties) of the increase in the amount of its applicable Revolving Credit Commitment (and the allocation thereof among the applicable Revolving Credit Commitments that are increasing) or the establishment of its Commitment to the applicable Incremental Term Loan Facility (and the allocation thereof among the applicable Commitments to such Incremental Term Loan Facility) in a writing satisfactory to the Operating Partnership and the Administrative Agent.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.18(d), the Administrative Agent shall provide reasonable prior notice to the Lenders (including, without limitation, each Acceding Lender) and the Borrowers, by email of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Acceding Lender on such date.

(d)On the Increase Date, to the extent the Advances then outstanding and owed to any Lender under the Tranche subject to the Apportioned Commitment Increase immediately prior to the effectiveness of such Apportioned Commitment Increase shall be less than such Lender’s Applicable Pro Rata Share (calculated immediately following the effectiveness of such Apportioned Commitment Increase) of all Advances then outstanding that are owed to all Lenders under such Tranche (each such Lender, including any Acceding Lender, an “Increase Purchasing Lender”), then such Increase Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender under the applicable Tranche that is not an Increase Purchasing Lender (an “Increase Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each Lender under the applicable Tranche shall equal such Lender’s Applicable Pro Rata Share (calculated immediately following the effectiveness of such Apportioned Commitment Increase on the Increase Date) of all Advances then outstanding and owed to all Lenders under such Tranche.

The Administrative Agent shall calculate the net amount to be paid by each Increase Purchasing Lender and received by each Increase Selling Lender in connection with the assignments effected hereunder on the Increase Date.  Each Increase Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than the applicable Increase Funding Deadline on the Increase Date or the Business Day immediately prior to the Increase Date, as applicable.  The Administrative Agent shall distribute on the Increase Date the proceeds of such amount to each of the Increase Selling Lenders entitled to receive such payments at its Applicable Lending Office.
(e)If in connection with the transactions described in this Section 2.18 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c), then the Borrowers shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.
(f)Each Commitment Increase with respect to an Incremental Term Loan Facility may be made hereunder pursuant to an amendment or restatement of this Agreement and, as appropriate, the other Loan Documents, executed by the applicable Borrower, each Lender participating in such Incremental Term Loan Facility and the Administrative Agent (each, an “Incremental Term Loan Amendment”).  Each Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to such Incremental Term Loan Facility.  The terms and provisions of any Incremental Term Loan Facility shall be as follows:
(i)the final maturity date of any such Incremental Term Loan Facility shall be determined by the applicable Borrower and the Increasing Lenders participating in such Incremental Term Loan Facility but shall in no event be earlier than the Termination Date, as the same may be extended pursuant to Section 2.16;
(ii)the Obligations of the Loan Parties in respect of the Incremental Term Loan Facility shall not be guaranteed by any Person that is not a Guarantor under this Agreement; and
(iii)the terms and provisions of the Incremental Term Loan Facility shall be otherwise satisfactory to the applicable Borrower, the Administrative Agent and the Increasing Lenders participating in such Incremental Term Loan Facility.
SECTION 2.19.Reallocation of Commitments.  (q)  Without limitation of the Borrowers’ rights under Section 2.18 or Section 2.20, the Borrowers may, at any time (but not more often than once in any 30 day period), upon not less than seven calendar days’ prior written notice to the Administrative Agent (the “Reallocation Notice”), reallocate the aggregate amount of Unused Revolving Credit Commitments (including any related Subfacility) among the Tranches (including, without limitation, a Supplemental Tranche and any related Subfacility that is being created contemporaneously with the applicable Reallocation in accordance with Section 2.20) (each a “Reallocation”) by not less than the Reallocation Minimum to be effective as of a date (each a “Reallocation Date”) that is at least 90 days prior to the scheduled Termination Date then in effect; provided, however, that (i) in no event shall any Reallocation cause the Revolving Credit Commitments of any Tranche to be less than the lesser of (1) the Revolving Credit Borrowing Minimum or (2) the portion of the Facility Exposure then allocable to such Tranche, (ii) in no event shall any Subfacility Reallocation cause the Commitments relating to any Increasing Subfacility to exceed the Commitments relating to the Tranche of which such Increasing Subfacility is a part, (iii) on the Reallocation Date the following statements shall be true and the Administrative Agent shall have received for the account of each Lender Party a certificate signed by a duly authorized officer of the Operating Partnership, dated the Reallocation Date, stating that (x) the representations and warranties contained in Section 4.01 are true and correct in all material respects (unless qualified as to materiality or Material

Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as though made on and as of the Reallocation Date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects or all respects, as applicable, on and as of such earlier date)) and (y) no Default or Event of Default has occurred and is continuing or would result from such Reallocation, (iv) immediately after giving effect to such Reallocation, in no event shall the aggregate principal amount (expressed in the Primary Currency of the applicable Tranche and including the Equivalent in such Primary Currency at such time of any amounts denominated in a Committed Foreign Currency other than such Primary Currency) of the Advances under any Tranche outstanding at such time plus the Available Amount (expressed in the Primary Currency of the applicable Tranche and including the Equivalent in such Primary Currency at such time of any amounts denominated in a Committed Foreign Currency other than such Primary Currency) of all outstanding Letters of Credit with respect to such Tranche at such time exceed the Revolving Credit Commitments with respect to such Tranche at such time.  The Reallocation Notice shall (x) specify (1) the proposed aggregate amount of such Reallocation (the “Total Reallocation Amount”), (2) the aggregate amount of any proposed Subfacility Reallocation, (3) the Tranche or Tranches and Subfacility or Subfacilities (if any) being increased (each, an “Increasing Tranche” or an “Increasing Subfacility”, as the case may be), (4) the Tranche or Tranches and Subfacility or Subfacilities (if any) being decreased (each, a “Decreasing Tranche” or a “Decreasing Subfacility”, as the case may be), and (5) the proposed Reallocation Date and (y) contain a certification signed by a Responsible Officer of the Operating Partnership stating that all of the requirements set forth in this Section 2.19(a) have been satisfied or, as of the Reallocation Date, will be satisfied.

(a)Upon receipt of any Reallocation Notice, the Administrative Agent shall promptly deliver a copy of such Reallocation Notice to each affected Issuing Bank, each affected Swing Line Bank and each affected Lender and notify each affected Lender Party of (i) its proposed proportionate share of (A) any Decreasing Tranche, (B) any Decreasing Subfacility, (C) any Increasing Tranche, (D) any Increasing Subfacility, (E) the Total Reallocation Amount, (F) the amount of any Subfacility Reallocation and (ii) the date by which (x) Lenders (other than Approved Reallocation Lenders) with increasing Commitments, if any, resulting from such Reallocation must commit in writing to the increase in their respective Commitments and (y) any other Affected Reallocation Lender Parties must approve such Reallocation (the “Reallocation Commitment Date”).  Such determinations shall be made by the Administrative Agent for each applicable Lender Party in consultation with (I) the Borrowers, (II) those Lender Parties with proposed increasing Commitments (other than Approved Reallocation Lenders) and (III) in the case of an Increasing Subfacility, all Lenders in the Tranche of which such Increasing Subfacility is a part ((II) and (III) collectively referred to as the “Affected Reallocation Lender Parties”).  Each such Affected Reallocation Lender Party that consents to such Reallocation shall, in its sole discretion, give written notice to the Administrative Agent at least one Business Day prior to the Reallocation Commitment Date of its consent, which notice, where applicable, shall specify the amount by which it is willing to increase its applicable Commitment; for avoidance of doubt, no Reallocation shall be effective without the consent of all Affected Reallocation Lender Parties and each Lender Party’s sole right to approve or consent to any Reallocation shall be its right to determine whether to participate, or not to participate, in any Commitment increase in its sole discretion as provided in this Section 2.19(b).  With respect to a proposed Tranche Reallocation (but not a proposed Subfacility Reallocation), if any Lender (other than an Approved Reallocation Lender) in the Increasing Tranche shall fail to provide such notice within one Business Day prior to the Reallocation Commitment Date or shall decline, in whole or in part, to commit to its allocable share of the Commitment increase for the Increasing Tranche, then the Administrative Agent shall promptly offer such share to the Approved Reallocation Lenders in the Increasing Tranche and the other Lenders in the Increasing Tranche that are willing to participate in such Commitment increase on a pro rata basis.  Each Issuing Bank shall confirm in writing its approval of the Reallocation.
(b)Promptly following the Reallocation Commitment Date, the Administrative Agent shall notify the Borrowers of any shortfall in the Commitments allocable to the Increasing Tranche and whether such Reallocation has been approved by all Affected Reallocation Lender Parties.  In the event of any such shortfall with respect to a Tranche Reallocation, the provisions of Sections 2.18(c) and 2.18(d) shall apply, mutatis mutandis.
(c)On the applicable Reallocation Date, (i) the Reallocation shall be effected by (x) reallocating Unused Revolving Credit Commitments from the Decreasing Tranche(s) to the Increasing Tranche(s) on a dollar-for-dollar basis and/or (y) reallocating Unused Revolving Credit Commitments in respect of the affected Subfacilities from the Decreasing Subfacility(ies) to the Increasing Subfacility(ies) on a dollar-for-dollar basis, and (ii) to the extent Advances then outstanding and owed to any applicable Lender immediately prior to the effectiveness of the Reallocation shall be less than such Lender’s Applicable Pro Rata Share (calculated immediately following the effectiveness of such Reallocation) of all Advances then outstanding that are owed to all Lenders in any affected Tranche (collectively, including any applicable Acceding Lender, the “Reallocation Purchasing Lenders”), in each case as applicable, then such Reallocation Purchasing Lenders, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Reallocation Purchasing Lender (collectively, the “Reallocation Selling Lenders”), in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each Lender shall equal such Lender’s Applicable Pro Rata Share (calculated immediately following the effectiveness of the Reallocation) of all Advances then outstanding in respect of the applicable Tranche.  The Administrative Agent shall calculate the net amount to be paid by each Reallocation Purchasing Lender and received by each Reallocation Selling Lender in connection with the assignments effected hereunder on the Reallocation Date.  Each Reallocation Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than the Reallocation Funding Deadline on the Reallocation Date or the Business Day immediately prior to the Reallocation Funding Deadline, as applicable.  The Administrative Agent shall distribute on the Reallocation Date the proceeds of such amount to each of the Reallocation Selling Lenders entitled to receive such payments at its Applicable Lending Office.
(d)[Reserved].
(e)On the Reallocation Date, the applicable Borrower shall execute and deliver a replacement Note payable to each Lender requesting the same in a principal amount equal to such Lender’s respective Revolving Credit Commitment immediately following the effectiveness of the Reallocation.  Each Lender receiving a replacement Note shall promptly return to the applicable Borrower any previously issued Note for which such replacement Note was delivered in exchange.
(f)On the Reallocation Date, the Administrative Agent shall provide reasonable prior notice to the Lenders and the Borrowers by email of the occurrence of the Reallocation to be effected on such Reallocation Date and shall promptly distribute to the Lenders and the Borrowers a copy of Schedule I hereto revised to reflect such Reallocation.  The Administrative Agent shall record in the Register the relevant information with respect to each Lender on such Reallocation Date in accordance with Section 9.07.
(g)Notwithstanding the foregoing, subject to Section 2.19(c), no Reallocation of any Unused Revolving Credit Commitment of a Lender shall cause an increase in the aggregate Revolving Credit Commitments of such Lender and its Affiliates under all Tranches.
SECTION 2.20.Supplemental Tranches.  The Borrowers may from time to time request (each such request, a “Supplemental Tranche Request”) certain Lenders and Eligible Assignees to provide one or more supplemental tranches for Advances in an amount of at least $25,000,000 (or the Equivalent thereof in a foreign currency) (or such lesser amount as the Administrative Agent may agree) per tranche in a currency (a “Supplemental Currency”) that is not included as a Committed Foreign Currency at the time of such Supplemental Tranche Request (each such new tranche, a “Supplemental Tranche”).  For the avoidance of doubt, the Primary Currency of any Supplemental Tranche may or may not be in Dollars.  Each Supplemental Tranche

Request shall be made in the form of an addendum substantially in the form of Exhibit G (a “Supplemental Addendum”) and sent to the Administrative Agent and shall set forth (i) the proposed currency of such Supplemental Tranche, (ii) the proposed existing Borrower or Borrowers and/or the proposed Additional Borrower or Additional Borrowers that will be the proposed Supplemental Borrower with respect to the Supplemental Tranche, (iii) the proposed interest types and rates for such Supplemental Tranche, (iv) the other matters set forth on the form of Supplemental Addendum, and (v) any other specific terms of such Supplemental Tranche that the Borrowers deem necessary, provided that the maturity date of any Advance under any Supplemental Tranche shall not be later than the Termination Date.  As a condition precedent to the addition of a Supplemental Tranche to this Agreement:  (i) each Lender providing a Supplemental Tranche Commitment with respect to the applicable Supplemental Tranche must be able to make Advances in the Supplemental Currency in accordance with applicable laws and regulations; (ii) each Lender providing a Supplemental Tranche Commitment with respect to such Supplemental Tranche and the Administrative Agent must execute the requested Supplemental Addendum; (iii) each of the proposed Supplemental Borrowers under such Supplemental Tranche shall be an existing Borrower or an Additional Borrower with regard to such Supplemental Tranche and each such Supplemental Borrower and each other Loan Party shall execute the Supplemental Addendum, and (iv) any other documents or certificates that shall be reasonably requested by the Administrative Agent in connection with the addition of the Supplemental Tranche shall have been delivered to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.  Subject to the provisions of Sections 2.18 and 2.19 and this Section 2.20, each Supplemental Tranche shall be committed to by Lenders pursuant to (x) an increase in Commitments pursuant to Section 2.18 or (y) Reallocations of Unused Revolving Credit Commitments to the applicable Supplemental Tranche pursuant to Section 2.19.  No Lender shall be obligated to make a Supplemental Tranche Commitment and a Lender may agree to do so in its sole discretion.  For avoidance of doubt, each Lender’s sole right to approve or consent to any Supplemental Tranche Commitment shall be its right to determine whether to participate, or not to participate, in any Supplemental Tranche Commitment in its sole discretion as provided in this Section 2.20.  If a Supplemental Tranche Request is accepted in accordance with this Section 2.20, the Administrative Agent and the applicable Borrower shall determine the effective date of such Supplemental Tranche (the “Supplemental Tranche Effective Date”), the final allocation of such Supplemental Tranche and any other terms of such Supplemental Tranche.  The Administrative Agent shall promptly distribute a revised Schedule I to each Lender reflecting such new Supplemental Tranche and notify each Lender of the Supplemental Tranche Effective Date.  Promptly after a Supplemental Tranche Request, if the Administrative Agent cannot act as the funding agent therefor, the Operating Partnership shall, subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed) appoint the proposed funding agent for the requested Supplemental Tranche.  Each such funding agent shall (A) execute the applicable Supplemental Addendum and (B) administer the applicable Supplemental Tranche and, in connection therewith, shall have authority consistent with the authority of the Administrative Agent hereunder in respect of the Administrative Agent’s administration of the Facility; provided, however, that no such funding agent shall be authorized to take any enforcement action unless and except to the extent expressly authorized in writing by the Administrative Agent.  Each such funding agent shall entitled to the benefits of Section 9.04 to the same extent as the Administrative Agent.

SECTION 2.21.Defaulting Lenders.  (r)  If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding Facility Exposure of such Defaulting Lender with respect to any Letter of Credit Facility:
(i)the Facility Exposure of such Defaulting Lender with respect to any Letter of Credit Facility will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders in the Tranche under which such Letter of Credit of Facility is a Subfacility pro rata in accordance with their respective Commitments in such Tranche, provided that (A) the sum of each Non-Defaulting Lender’s total Facility Exposure may not in any event exceed the Commitment of such Non-Defaulting Lender with respect to the applicable Tranche as in effect at the time of such reallocation, (b) no Event of Default has occurred and is continuing, and (c) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrowers, the Administrative Agent or any other Lender Party may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;
(ii)to the extent that any portion of the Defaulting Lender’s Facility Exposure with respect to any Letter of Credit Facility cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the Borrowers will, not later than three Business Days after demand by the Administrative Agent make arrangements satisfactory to the Administrative Agent in its sole discretion to protect the Administrative Agent and the other Lender Parties against the risk of non-payment by such Defaulting Lender; and
(iii)any amount paid by a Borrower or otherwise received by the Administrative Agent for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated non-interest bearing account until (subject to Section 2.17(b)) the termination of the Commitments and payment in full of all Obligations and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority:  first to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement; second to the payment of any amounts owing by such Defaulting Lender to the Non-Defaulting Lenders under this Agreement, ratably among them in accordance with the amounts of such amounts then due and payable to them; third, if so determined by the Administrative Agent or requested by any Issuing Bank, to be held in the L/C Cash Collateral Account for future funding obligations of such Defaulting Lender of any participation in any applicable Letter of Credit; fourth, as the Operating Partnership may request to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, provided that no Default or Event of Default then exists; fifth, if so determined by the Administrative Agent and the Operating Partnership, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Advances under this Agreement; sixth, so long as no Default or Event of Default then exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, after the termination of the Commitments and payment in full of all Obligations, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.  Notwithstanding the foregoing, after the occurrence and during the continuation of an Event of Default, the Administrative Agent may apply any such amount in accordance with Section 2.11(g).
(b)If the Borrowers and the Administrative Agent agree in writing in their discretion that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par such portion of outstanding Advances of the other Lender Parties in the same Tranche and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the Applicable Pro Rata Share of the Lenders in the applicable Tranche to be on a pro rata basis in accordance with their respective Revolving Credit Commitments whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Applicable Pro Rata Share of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing), provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

SECTION 2.22.Reallocation of Lender Pro Rata Shares; No Novation.  On the Effective Date, the Commitments under the Existing Revolving Credit Agreement shall be deemed to be reallocated among the Lenders under each Tranche as follows:
(a)On the Effective Date, each Lender that will have a greater Applicable Pro Rata Share of the applicable Tranche upon the Effective Date than its Applicable Pro Rata Share (under and as defined in the Existing Revolving Credit Agreement) of the applicable Tranche (under and as defined in the Existing Revolving Credit Agreement) immediately prior to the Effective Date (each, a “Tranche Purchasing Lender”), without executing an Assignment and Acceptance, shall be deemed to have accepted an assignment of Commitments pro rata from each Lender in the applicable Tranche that will have a smaller Applicable Pro Rata Share of such Tranche upon the Effective Date than its Applicable Pro Rata Share (under and as defined in the Existing Revolving Credit Agreement) of such Tranche (under and as defined in the Existing Revolving Credit Agreement) immediately prior to the Effective Date (each, a “Tranche Selling Lender”) in all such Tranche Selling Lender’s rights and obligations under this Agreement and the other Loan Documents as a Lender (collectively, the “Tranche Assigned Rights and Obligations”) so that, after giving effect to such assignments, each Lender shall have its respective Commitment as set forth in Schedule I hereto and a corresponding Applicable Pro Rata Share of all Advances made in respect of such Tranche on the Effective Date.  Each such assignment hereunder shall be without recourse, representation or warranty, except that each Tranche Selling Lender shall be deemed to represent and warrant to each Tranche Purchasing Lender that the Tranche Assigned Rights and Obligations of such Tranche Selling Lender are not subject to any Liens created by that Tranche Selling Lender.
(b)[Reserved].
(c)[Reserved].
(d)Nothing in this Agreement shall be construed as a discharge, extinguishment or novation of any Obligations of the Loan Parties outstanding under the Existing Revolving Credit Agreement or any instruments securing the same, which Obligations shall remain outstanding under this Agreement after the date hereof as “Revolving Credit Advances” except as expressly modified hereby or by instruments executed concurrently with this Agreement.
SECTION 2.23.Sustainability Adjustments.
(a)Following the date on which the Operating Partnership provides a Pricing Certificate to the Administrative Agent as provided herein in respect of its then most recently ended Annual Period, (i) the Applicable Margin for purposes of calculating interest on the Advances shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Margin Adjustment as set forth in such Pricing Certificate and (ii) the Applicable Margin for the Facility Fee shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Facility Fee Adjustment as set forth in such Pricing Certificate.  For purposes of the foregoing, (A) each of the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment shall be determined as of the fifth (5th) Business Day following receipt by the Administrative Agent of a Pricing Certificate delivered pursuant to Section 5.03(c) based upon the Certified Capacity set forth in such Pricing Certificate and the calculations of the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment calculations, as applicable, therein (such Business Day, the “Sustainability Pricing Adjustment Date”) and (B) each change in the Applicable Margin resulting from a Pricing Certificate shall be effective during the period commencing on and including the applicable Sustainability Pricing Adjustment Date and ending on the date immediately preceding the next Sustainability Pricing Adjustment Date (or, in the case of non-delivery of a Pricing Certificate or the delivery of an incomplete Pricing Certificate, the last day such Pricing Certificate could have been delivered pursuant to Section 5.03(c)).
(b)For the avoidance of doubt, only one Pricing Certificate may be delivered in respect of any Annual Period, and the Applicable Margin for the Advances and the Letter of Credit Fee will not be reduced or increased pursuant to this Section 2.23 by more than 4.0 basis points (such limit, the “Maximum Margin Adjustment”), and the Applicable Margin for the Facility Fee will never be reduced or increased by more than 1.0 basis points, in each case pursuant to the Sustainability Margin Adjustment or the Sustainability Facility Fee Adjustment, as applicable, in respect of any Annual Period (such limit, the “Maximum Facility Fee Adjustment”).  For the avoidance of doubt, any adjustment to the Applicable Margin for the Advances and the Letter of Credit Fee, and/or the Applicable Margin for the Facility Fee by reason of meeting the Certified Capacity in any year shall not be cumulative year-over-year. Each applicable adjustment shall only apply until the date on which the next adjustment is due to take place.
(c)If no such Pricing Certificate is delivered by the Operating Partnership (or any Pricing Certificate shall be incomplete) within the period set forth in Section 5.03(c), the Sustainability Margin Adjustment will be positive 4.0 basis points and the Sustainability Facility Fee Adjustment will be positive 1.0 basis points commencing on the last day such Pricing Certificate could have been delivered pursuant to the terms of Section 5.03(c) and continuing until the Operating Partnership delivers a complete Pricing Certificate to the Administrative Agent.
(d)If (i)(A) any of the Operating Partnership or the Required Lenders become aware of any material inaccuracy in the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment or the Certified Capacity as reported on the applicable Pricing Certificate as certified by the KPI Metric Auditor (a “Pricing Certificate Inaccuracy”) and not later than ten (10) Business Days after obtaining knowledge thereof, the Required Lenders or the Operating Partnership, as applicable, deliver a written notice to the Administrative Agent describing such Pricing Certificate Inaccuracy in reasonable detail including, to the extent applicable, calculations supporting such material inaccuracy (who shall furnish a copy to each of the Lenders and the Operating Partnership) or (B) the Operating Partnership and the Required Lenders agree that there was a Pricing Certificate Inaccuracy at the time of delivery of the relevant Pricing Certificate, (ii) the KPI Metric Auditor confirms in writing that there was in fact a Pricing Certificate Inaccuracy and (iii) a proper calculation of the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment or the Certified Capacity would have resulted in an increase in the Applicable Margin for the Advances and the Letter of Credit Fee, and the Applicable Margin for the Facility Fee for such period, then the Operating Partnership shall be obligated to pay to the Administrative Agent for the ratable account of the Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Operating Partnership under any Bankruptcy Law, automatically and without further action by the Administrative Agent or any Lender), but in no event more than ten (10) Business Days after the Operating Partnership has received written notice of, or has agreed in writing that there was, a Pricing Certificate Inaccuracy, an amount equal to:  the excess of (x) the amount of interest and fees that would have been payable for such period at the rate giving effect to the proper Sustainability Facility Fee Adjustment or Sustainability Margin Adjustment, as applicable over (y) the amount of interest and fees actually paid for such period (the “True-Up Amount”).  If the Operating Partnership becomes aware of any Pricing Certificate Inaccuracy and, in connection therewith, if a proper calculation of the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment or the Certified Capacity would have resulted in a decrease in the Applicable Margin for the Advances and the Letter of Credit Fee, and the Applicable Margin for the Facility Fee for such period, then, upon receipt by the Administrative Agent of notice from the Operating Partnership of such Pricing Certificate Inaccuracy (which notice shall include corrections to the calculations of the Sustainability Margin Adjustment the Sustainability Facility Fee Adjustment or the Certified Capacity, as applicable), commencing on the Business Day following receipt by the

Administrative Agent of such notice, the Applicable Margin for the Advances and the Letter of Credit Fee, and the Applicable Margin for purpose of calculating interest on the Facility Fee shall be adjusted to reflect the corrected calculations of the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment or the Certified Capacity, as applicable.
(e)Notwithstanding anything herein to the contrary, no Pricing Certificate Inaccuracy, in and of itself, shall constitute a Default or Event of Default under this Agreement.  Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an actual or deemed entry of an order for relief with respect to the Operating Partnership under any Bankruptcy Law, (i) any additional amounts required to be paid pursuant to clause (d) above shall not be due and payable until a written demand is made for such payment by the Administrative Agent in accordance with subsection (d) above, (ii) any nonpayment of such additional amounts prior to such demand for payment by the Administrative Agent shall not constitute a Default or Event of Default (whether retroactively or otherwise), and (iii) none of such additional amounts shall be deemed overdue prior to such a demand or shall accrue interest at the rate specified in Section 2.07(b) prior to such a demand.  In the event the Operating Partnership fails to comply with the terms of this Section 2.23, the Lenders’ sole recourse with respect to such non-compliance shall be limited to the True-Up Amount.
(f)None of the Administrative Agent, any Co-Sustainability Structuring Agent or any Lender Party shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Operating Partnership of any Sustainability Facility Fee Adjustment or any Sustainability Margin Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any KPI Metric Report or Pricing Certificate (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry).
ARTICLE III
CONDITIONS OF LENDING AND ISSUANCES OF LETTERS OF CREDIT
SECTION 3.01.Conditions Precedent to Initial Extension of Credit.  The obligation of each Lender to make an Advance or of any Issuing Bank to continue the Existing Letters of Credit under this Agreement or of any Issuing Bank to issue a Letter of Credit on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:
(a)The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the items specified in clauses (i) and (ii) below) in sufficient copies for each Lender Party:
(i)A Note payable to each Lender requesting the same.
(ii)[Reserved].
(iii)Certified copies of the resolutions of the Board of Directors, Board of Commissioners (in the case of the IDR Borrowers) (or equivalent body), general partner or managing member, as applicable, of each Loan Party and of each general partner or managing member (if any) of each Loan Party approving the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party (solely to the extent required under such Loan Party’s applicable governing documents), and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents (including, in relation to a Dutch entity, any action required to comply with the Dutch Works

Councils Act (Wet op de ondernemingsraden)), if any, with respect to the transactions under the Loan Documents and each Loan Document to which it is or is to be a party.
(iv)A copy of a certificate of the Secretary of State (or equivalent authority (if any)) of the jurisdiction of incorporation, organization or formation of each Loan Party and of each general partner or managing member (if any) of each Loan Party, dated reasonably near the Closing Date, certifying, if and to the extent such certification is generally available for entities of the type of such Loan Party, (A) as to a true and complete copy of the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party, general partner or managing member, as the case may be, and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to the charter, certificate of limited partnership, limited liability company agreement or other organizational document, as applicable, of such Loan Party, general partner or managing member, as the case may be, on file in such Secretary’s office and (2) to the extent available, such Loan Party, general partner or managing member, as the case may be, has paid all franchise taxes to the date of such certificate and (C) such Loan Party, general partner or managing member, as the case may be, is duly incorporated, organized or formed and in good standing (if a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) or presently subsisting under the laws of the jurisdiction of its incorporation, organization or formation.
(v)[Reserved.]
(vi)A certificate of each Loan Party and of each general partner or managing member (if any) of each Loan Party, signed on behalf of such Loan Party, general partner or managing member, as applicable, by its President, a Vice President, its Secretary, its Assistant Secretary or authorized signatory (or those of its general partner or managing member, if applicable), or in the case of a Loan Party organized in Japan or South Korea, corporate seal, dated the Closing Date (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the constitutive documents of such Loan Party, general partner or managing member, as applicable, since the date of the certificate referred to in Section 3.01(a)(iv), (B) a true and complete copy of the bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, as applicable, as in effect on the date on which the resolutions referred to in Section 3.01(a)(iii) were adopted and on the date of the Initial Extension of Credit, (C) the due incorporation, organization or formation and good standing (if a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) or valid existence of such Loan Party, general partner or managing member, as applicable, as a corporation, limited liability company or partnership organized under the laws of the jurisdiction of its incorporation, organization or formation and the absence of any proceeding for the dissolution or liquidation of such Loan Party, general partner or managing member, as applicable, (D) the accuracy in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit (except to the extent such representations and warranties relate to an earlier date, in which such representations and warranties shall be true and correct in all material respects or all respects, as applicable, on or as of such earlier date) and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

(vii)A certificate of the Secretary or an Assistant Secretary of each Loan Party or any authorized signatory (or Responsible Officer of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party certifying the names and true signatures (or in the case of a Loan Party organized in Japan executing by corporate seal, (i) a certificate of seal and a certificate of full registry records both of which have been issued by the competent legal affairs bureau within three months before the date of the applicable officer’s certificate and (ii) a seal registration form (in the form prescribed by the Administrative Agent)) of the officers or other authorized signatories of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder, and in the case of a Loan Party organized in South Korea executing by corporate seal, a corporate seal certificate and commercial registry extracts both of which have been issued by the competent governmental bureau within three months before the date of the applicable officer’s certificate).
(viii)The audited Consolidated annual financial statements for the year ending December 31, 2023 of the Parent Guarantor and interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available.
(ix)Such financial, business and other information regarding each Loan Party and its Subsidiaries as the Lender Parties shall have reasonably requested.
(x)Evidence of insurance (which may consist of binders or certificates of insurance with respect to the blanket policies of insurance maintained by the Loan Parties that satisfies the requirements of Section 5.01(d).
(xi)An opinion of Latham & Watkins LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xii)An opinion of Venable LLP, Maryland counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xiii)An opinion of Latham & Watkins LLP, Singapore counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xiv)An opinion of A&O Shearman, Indonesian counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xv)An opinion of Shin & Kim LLC, South Korean counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xvi)An opinion of Walkers, British Virgin Islands counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xvii)[Reserved].
(xviii)An opinion of Brodies LLP, Scottish counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xix)An opinion of Latham & Watkins LLP, Hong Kong counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xx)An opinion of De Brauw Blackstone Westbroek N.V., Netherlands counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.
(xxi)One or more Notices of Borrowing, each dated not later than the applicable Notice of Borrowing Deadline, or Notices of Issuance, as applicable, and specifying the initial Borrowing date as the date of the proposed Borrowing.
(xxii)An Unencumbered Assets Certificate prepared on a pro forma basis to account for any acquisitions, dispositions or reclassifications of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such Assets, that have occurred since June 30, 2024.
(xxiii)(A) The documentation and other information reasonably requested by any Lender at least ten Business Days prior to the Closing Date in connection with applicable "know your customer" and Anti-Corruption Laws, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, in each case in form and substance reasonably satisfactory to such Lender, and (B) if any Borrower qualifies as a “legal entity customer” within the meaning of the Beneficial Ownership Regulation, a Beneficial Ownership Certification for such Borrower; in each case delivered at least five Business Days prior to the Closing Date.
(xxiv)A letter from the Initial Process Agent addressed to the Administrative Agent confirming its agreement to act as the Initial Process Agent for the purposes of Section 9.14(c).
(xxv)With respect to each Borrower that is a TMK (if any), (x) a certified copy of such Borrower’s business commencement notification (gyoumu kaishi todoke) (including the asset liquidation plan and other attachments) affixed with a receipt stamp of the director of the competent local finance bureau, (y) copies of any modification (if any) to the asset liquidation plan since the date of filing of such business commencement notification affixed with a receipt stamp of the director of the competent local finance bureau, and (z) a valid and current asset liquidation plan (affixed with a receipt stamp of the director of the competent local finance bureau if it has been submitted to the competent local finance bureau).
(b)The Lender Parties shall be satisfied with any change to the corporate and legal structure of any Loan Party or any Subsidiary thereof occurring after December 31, 2023, including any changes to the terms and conditions of the charter and bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of any Loan Party occurring after December 31, 2023.
(c)The Lender Parties shall be satisfied that all Existing Debt (including, without limitation, all Debt under the Existing Revolving Credit Agreement other than the Existing Letters of Credit), other than Surviving Debt, has been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished.
(d)Before and immediately after giving effect to the transactions contemplated by the Loan Documents, there shall have occurred no material adverse change in the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole since December 31, 2023.
(e)There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby.

(f)All material governmental and third party consents and approvals necessary in connection with the transactions contemplated by the Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Lender Parties) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Loan Documents.
(g)The Borrowers shall have paid all accrued fees of the Administrative Agent and the Lender Parties and all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent, subject to the terms of the Fee Letter).
SECTION 3.02.Conditions Precedent to Each Borrowing, Issuance, Renewal, Commitment Increase, Extension and Creation.  Except as otherwise expressly provided in Section 2.18, the obligation of each Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Lender pursuant to Section 2.03(c)) on the occasion of each Borrowing (including the initial Borrowing), the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit (other than renewals that do not increase the size of the Letter of Credit), an extension of Commitments pursuant to Section 2.16, a Commitment Increase pursuant to Section 2.18, the creation of a Supplemental Tranche in accordance with Section 2.20 and the right of the Borrowers to request a Swing Line Borrowing shall be subject to the further conditions precedent:
(a)On the date of such Borrowing, issuance, renewal (other than renewals that do not increase the size of the Letter of Credit), extension, increase or creation the following statements shall be true and the Administrative Agent shall have received for the account of such Lender, the Swing Line Bank or such Issuing Bank a certificate signed by a duly authorized officer or director of the applicable Borrower, dated the date of such Borrowing, issuance, renewal (other than renewals that do not increase the size of the Letter of Credit), extension, increase or creation, stating that:
(i)the representations and warranties contained in each Loan Document are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of such date, before and immediately after giving effect to (A) such Borrowing, issuance, renewal, extension, increase or creation and (B) in the case of any Borrowing, issuance or renewal, the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects or all respects, as applicable, on and as of such earlier date));
(ii)no Default or Event of Default has occurred and is continuing, or would immediately result from (A) such Borrowing, issuance, renewal, extension, increase or creation or (B) in the case of any Borrowing or issuance or renewal, from the application of the proceeds therefrom; and
(iii)for each Revolving Credit Advance or Swing Line Advance made by the applicable Swing Line Bank or issuance or renewal of any Letter of Credit, before and immediately after giving effect to such Advance, issuance or renewal, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04; and
(b)The Administrative Agent shall have received such other approvals or documents as any Lender Party through the Administrative Agent may reasonably request in order to confirm (i) the accuracy of the Loan Parties’ representations and warranties contained in the Loan Documents, (ii) the Loan Parties’ timely compliance with the terms, covenants and agreements set forth in the Loan Documents, (iii) the absence of any Default and (iv) the rights and remedies of the Secured Parties or the ability of the Loan Parties to perform their Obligations.
SECTION 3.03.Intentionally Omitted.
SECTION 3.04.Additional Conditions Precedent.  In addition to the other conditions precedent herein set forth, if any Lender becomes, and during the period it remains, a Defaulting Lender, each Issuing Bank will not be required to issue any Letter of Credit or to amend any outstanding Letter of Credit, and each Swing Line Bank will not be required to make any Swing Line Advance, unless the applicable Issuing Bank or Swing Line Bank, as the case may be, is satisfied that any exposure that would result therefrom is eliminated or fully covered by the Commitments of the Non-Defaulting Lenders or by Cash Collateralization in accordance with the terms of Section 2.03(e) or 2.21(a), as applicable.
SECTION 3.05.Determinations Under Section 3.01.  For purposes of determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit specifying its objection thereto and, if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party’s ratable portion of such Borrowing.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
SECTION 4.01.Representations and Warranties of the Loan Parties.  Each Loan Party represents and warrants as follows:
(a)Each Loan Party and each general partner or managing member, if any, of each Loan Party (i) is a corporation, limited liability company or partnership duly incorporated, organized or formed, validly existing and in good standing (to the extent that a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) under the laws of the jurisdiction of its incorporation, organization or formation, (ii) is duly qualified and in good standing (to the extent that a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate, limited liability company or partnership power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.  The Parent Guarantor is organized in conformity with the requirements for qualification as a REIT under the Internal Revenue Code, and its method of operation enables it to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code.  All of the outstanding Equity Interests in the Parent Guarantor have been validly issued, are fully paid and non-assessable, all of the general partner Equity Interests in the Operating Partnership are owned by the Parent Guarantor, and all such general partner Equity Interests are owned by the Parent Guarantor free and clear of all Liens.

(b)All of the outstanding Equity Interests in each Loan Party’s Subsidiaries have been validly issued, are fully paid and non-assessable and, to the extent owned by such Loan Party or one or more of its Subsidiaries, are owned by such Loan Party or Subsidiaries free and clear of all Liens (other than Liens on Equity Interests in Subsidiaries securing Debt that is not prohibited hereunder).
(c)The execution and delivery by each Loan Party and of each general partner or managing member (if any) of each Loan Party of each Loan Document to which it is or is to be a party, and the performance of its obligations thereunder, and the consummation of the transactions contemplated by the Loan Documents, are within the corporate, limited liability company or partnership powers of such Loan Party, general partner or managing member, have been duly authorized by all necessary corporate, limited liability company or partnership action, and do not (i) contravene the charter or bylaws, memorandum and articles of association, operating agreement, partnership agreement, shareholders agreement or other governing document of such Loan Party, general partner or managing member, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any Material Contract binding on or affecting any Loan Party or any of its Subsidiaries or any of their properties, or any general partner or managing member of any Loan Party or (iv) result in or require the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.  No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such Material Contract, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.
(d)No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party or any general partner or managing member of any Loan Party of any Loan Document to which it is or is to be a party or for the consummation of the transactions contemplated by the Loan Documents and the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents, except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.  Notwithstanding the above, (i) the reporting to and filing of, this Agreement by the relevant IDR Borrowers with Bank Indonesia and the Minister of Finance of Indonesia may be required in relation to the reporting of an offshore loan obtained by the IDR Borrower (if applicable) under the Loan Documents and (ii) the registration of the Loan Documents (and any document in connection therewith) with the Administration de l’Enregistrement et des Domaines in Luxembourg may be required in the case of legal proceedings before Luxembourg courts or in the case that any Loan Document (and any document in connection therewith) must be produced before an official Luxembourg authority (autorité constituée).
(e)This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party and general partner or managing member (if any) of each Loan Party party thereto.  This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, examinership or similar laws affecting creditors’ rights generally and by general principles of equity.
(f)Except as set forth in the reports delivered to the Administrative Agent pursuant to Section 5.03(h), there is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries or any general partner or managing member (if any) of any Loan Party, including any Environmental Action to any Loan Party’s knowledge, pending or threatened before any court, governmental agency or arbitrator that (i) would reasonably be expected to have a Material Adverse Effect or (ii) would reasonably be expected to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated by the Loan Documents.
(g)The Consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at December 31, 2023 and the related Consolidated statement of income and Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of KPMG LLP, independent certified public accountants, and the Consolidated balance sheet of the Parent Guarantor as at June 30, 2024, and the related Consolidated statement of income and Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the six months then ended, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of such balance sheet as at June 30, 2024, and such statements of income and cash flows for the six months then ended, to year-end audit adjustments, the Consolidated financial condition of the Parent Guarantor and its Subsidiaries as at such dates and the Consolidated results of operations of the Parent Guarantor and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 2023, there has been no Material Adverse Change.
(h)The Consolidated forecasted balance sheets, statements of income and statements of cash flows of the Parent Guarantor and its Subsidiaries most recently delivered to the Lender Parties pursuant to Section 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts.
(i)Neither the Information Memorandum nor any other information, exhibit or report furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender Party in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not materially misleading in light of the circumstances under which they were made.
(j)No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used, directly or indirectly, whether immediately, incidentally or ultimately to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or to refund indebtedness originally incurred for such purpose.
(k)Neither any Loan Party nor any of its Subsidiaries nor any general partner or managing member of any Loan Party, as applicable, is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.  Without limiting the generality of the foregoing, each Loan Party and each of its Subsidiaries and each general partner or managing member of any Loan Party, as applicable:  (i) is primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face-amount certificates of the installment type; (ii) is not engaged in, does not propose to engage in and does not hold itself out as being engaged in the business of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face-amount certificates of the installment type; (iii) does not own or propose to acquire investment securities (as defined in the Investment Company Act of 1940, as amended) having a value exceeding forty percent (40%) of the value of such company’s total assets (exclusive of government securities and cash items) on an unconsolidated basis; (iv) has not in the past been engaged in the business of issuing face-amount certificates of the installment type; and (v) does not have any outstanding face-amount certificates of the installment type.  Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by any Borrower, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of the Investment Company Act of 1940, as amended, or any rule, regulation or order of the Securities and Exchange Commission thereunder.
(l)Each of the Assets listed on the schedule of Unencumbered Assets delivered to the Administrative Agent in connection with the Closing Date (as updated from time to time in accordance with Section 5.03(e)) satisfies all Unencumbered Asset Conditions, except to the extent as otherwise set forth herein or waived in writing by the Required Lenders.  The Loan Parties are the legal and beneficial owners of the Unencumbered Assets free and clear of any Lien, except for the Liens permitted under the Loan Documents.
(m)Neither any Loan Party nor any of its Subsidiaries nor any general partner or managing member of any Loan Party, as applicable, is an Affected Financial Institution.
(n)Set forth on Schedule 4.01(n) hereto is a complete and accurate list of all Surviving Debt of each Loan Party and its Subsidiaries (other than intercompany Debt) as of the date set forth on Schedule 4.01(n) having a principal amount of at least $10,000,000 and showing as of such date the obligor and the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor, and from such date to the Closing Date except as set forth on Schedule 4.01(n) there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Surviving Debt (other than payments of principal and interest in accordance with the documents governing such Debt).
(o)Each Loan Party and its Subsidiaries has good, marketable and insurable fee simple title to, or valid trust beneficiary interests or leasehold interests in, all material Real Property owned or leased by such Loan Party or any such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.
(p)(i) The operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, there is no past non-compliance with such Environmental Laws and Environmental Permits that has resulted in any ongoing material costs or obligations or that is reasonably expected to result in any future material costs or obligations, and no circumstances exist that (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that would reasonably be expected to have a Material Adverse Effect or (B) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.
(i)Except as would not reasonably be expected to have a Material Adverse Effect, (A) none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or any analogous foreign, state or local list or is adjacent to any such property; (B) there are no and never have been any underground or above ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries that is reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries; (C) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (D) Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

(ii)Except as would not reasonably be expected to have a Material Adverse Effect, (A) neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and (B) all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.
(q)Each Loan Party and each Subsidiary is in compliance with the requirements of all Laws (including, without limitation, the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and “Blue Sky” laws) applicable to it and its business, where the failure to so comply would reasonably be expected to have a Material Adverse Effect.
(r)Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would reasonably be expected to have a Material Adverse Effect.
(s)Each Loan Party has, independently and without reliance upon the Administrative Agent, any Co-Sustainability Structuring Agent or any other Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement (and in the case of the Guarantors, to give the guaranty under this Agreement) and each other Loan Document to which it is or is to be a party, and each Loan Party has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business and financial condition of such other Loan Party.
(t)The Borrowers, taken as a whole, and the Loan Parties, taken as a whole, are Solvent.
(u)(ii) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted in or would reasonably be expected to result in a Material Adverse Effect.
(i)Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan, except as would not reasonably be expected to result in a Material Adverse Effect.
(ii)Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan has been terminated and no such Multiemployer Plan is reasonably expected to be terminated, and no Multiemployer Plan is in “endangered status”, “seriously endangered status”, “critical status” or “critical and declining status” as such terms are defined in Section 305 of ERISA and Section 432 of the Internal Revenue Code, in any case, except as would not reasonably be expected to result in a Material Adverse Effect.
(v)No Borrower organized or doing business under the laws of Japan and no Guarantor is (i) a gang (boryokudan); (ii) a gang member; (iii) a person for whom five (5) years have not passed since ceasing to be a gang member; (iv) an associate gang member; (v) a gang-related company; (vi) a corporate extortionist (sokaiya); (vii) a rogue adopting social movements as its slogan; (viii) a violent force with special knowledge, in each case as defined in the “Manual of Measures against Organized Crime” (soshikihanzai taisaku youkou) by the National Police Agency of Japan); or (ix) another person or entity similar to any of the above (collectively, “Anti-Social Forces”); nor is any Loan Party (i) a person who has relationships by which its management is considered to be controlled by Anti-Social Forces; (ii) a person who has relationships by which Anti-Social Forces are considered to be involved substantially in its management; (iii) a person who has relationships by which it is considered to unlawfully utilize Anti-Social Forces for the purpose of securing unjust advantage for itself or any third party or of causing damage to any third party; (iv) a person who has relationships by which it is considered to offer funds or provide benefits to Anti-Social Forces; or (v) a person who has officers or persons involved substantially in its management having socially condemnable relationships with Anti-Social Forces.
(w)(iii) None of the Loan Parties or any of their respective Subsidiaries or, to the knowledge of each Loan Party, any director, officer, employee, agent or Affiliate of any Loan Party or any of its respective Subsidiaries, is a Person that is, or is owned or controlled (as determined in accordance with the relevant law), directly or indirectly, by Persons that are:  (A) the target of any economic or financial sanctions or trade embargoes or similar restrictions administered or enforced by the U.S. government, including the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Department of State, and any other Applicable Governmental Authority with jurisdiction over the Loan Parties or the transactions contemplated hereunder, including the United Nations Security Council, the European Union, and His Majesty’s Treasury (collectively, “Sanctions”), except to the extent inconsistent with U.S. law, or (B) located, organized or ordinarily resident in a Sanctioned Jurisdiction.
(i)None of the Loan Parties or any of their respective Subsidiaries are now knowingly engaged in, any prohibited dealings or transactions with any Person that is the target of or subject of Sanctions or in a Sanctioned Jurisdiction.
(ii)None of the Loan Parties or any of their respective Subsidiaries or, to the knowledge of each Loan Party, any director, officer, employee, agent or Affiliate thereof, is in violation in any material respect of any Anti-Corruption Laws.
(x)The information included in the most recent Beneficial Ownership Certification, if any, delivered by the Borrowers is true and complete.  The information delivered by the Loan Parties to the Lenders in connection with “know your customer” rules and regulations is true and complete.
(y)No Loan Party is a Benefit Plan.
ARTICLE V
COVENANTS OF THE LOAN PARTIES
SECTION 5.01.Affirmative Covenants.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, each Loan Party will:
(a)Compliance with Laws, Etc.  Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, and all applicable Sanctions and Anti-Corruption Laws; provided, however, that the failure to comply with the provisions of this Section 5.01(a) shall not constitute a default hereunder so long as such non-compliance is the subject of a Good Faith Contest.

(b)Payment of Taxes, Etc.  Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all material Taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all material lawful claims that, if unpaid, might by law become a Lien (other than Permitted Liens) upon its property; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is the subject of a Good Faith Contest, unless and until any Lien (other than Permitted Liens) resulting therefrom attaches to its property and becomes enforceable against its other creditors.
(c)Compliance with Environmental Laws.  Comply, and cause each of its Subsidiaries to comply, and to take commercially reasonable steps to ensure that all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits, except where such non-compliance would not reasonably expected to result in a Material Adverse Effect; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties, except where failure to do so would not reasonably be expected to result in a Material Adverse Effect; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, except where failure to do the same would not reasonably be expected to result in a Material Adverse Effect; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is the subject of a Good Faith Contest.
(d)Maintenance of Insurance.  Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Loan Party or such Subsidiaries operate.
(e)Preservation of Partnership or Corporate Existence, Etc.  Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence (corporate or otherwise), legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, except, in the case of Subsidiaries of the Borrowers only, if in the reasonable business judgment of such Subsidiary it is in its best economic interest not to preserve and maintain such rights or franchises and such failure to preserve such rights or franchises is not reasonably likely to result in a Material Adverse Effect (it being understood that the foregoing shall not prohibit, or be violated as a result of, any transactions by or involving any Loan Party or Subsidiary thereof otherwise permitted under Section 5.02(b) or (c) below).  Each Borrower (other than the Operating Partnership) shall at all times be a Subsidiary of the Operating Partnership.  If at any time an event shall occur that would result in a Borrower (other than the Operating Partnership) no longer being a Subsidiary of the Operating Partnership, then prior to the occurrence of such event the Operating Partnership shall cause such Borrower to be removed as a Borrower pursuant to Section 9.19.
(f)Visitation Rights.  At any reasonable time and from time to time upon reasonable advance notice, permit the Administrative Agent (who may be accompanied by any Lender or any Affiliate of any Lender) or any agent or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and, subject to the right of the parties to the Tenancy Leases affecting the applicable property to limit or prohibit access, visit the properties of, any Loan Party and any of its Subsidiaries, and to discuss the affairs, finances and accounts of any Loan Party and any of its Subsidiaries with any of their general partners, managing members, officers or directors.  So long as no Event of Default has occurred and is continuing, the Loan Parties shall be responsible only for the reasonable costs and expenses of the Administrative Agent that are incurred in connection with up to two visitations to any property during any calendar year.
(g)Keeping of Books.  Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Loan Party and each such Subsidiary in accordance in all material respects with generally accepted accounting principles.
(h)Maintenance of Properties, Etc.  Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted and will from time to time make or cause to be made all appropriate repairs, renewals and replacement thereof except where failure to do so would not have a Material Adverse Effect.
(i)Transactions with Affiliates.  Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and substantially as favorable to such Loan Party or such Subsidiary than it would obtain at the time in a comparable arm’s-length transaction with a Person not an Affiliate; provided, however, that the foregoing restrictions shall not restrict any (i) transactions exclusively among or between the Loan Parties and/or any Subsidiaries of the Loan Parties, (ii) transactions otherwise permitted hereunder, (iii) transactions that are disclosed to the board of directors of the Parent Guarantor and expressly authorized by a resolution of the board of directors of the Parent Guarantor which is approved by a majority of the directors not having an interest in the transaction, (iv) Affiliate transactions that are permitted (1) in the ordinary course of business that comply with the requirements of the North American Securities Administrators Association’s Statement of Policy of REITs and (2) with any “taxable REIT subsidiary” of the Parent Guarantor, (v) provided that no Event of Default has occurred and is continuing, payment of fees under asset or property management agreements under terms and conditions available from qualified management companies, (vi) transactions with existing shareholders of Consolidated Subsidiaries and Unconsolidated Affiliates in the ordinary course of business, (vii) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Loan Parties and their Subsidiaries in the ordinary course of business to the extent attributable to the ownership, management or operation of the Loan Parties and their Subsidiaries, (viii) payments of compensation, perquisites and fringe benefits arising out of any employment or consulting relationship in the ordinary course of business and (ix) employment and severance arrangements between the Loan Parties or any of their Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements; provided further that all transactions pursuant to any operating leases that are in the standard form of operating lease used by the Loan Parties and their respective Subsidiaries shall be deemed fair and reasonable.
(j)Additional Obligors; Release of Guarantors.  In the event of any Bond Issuance occurring after the Closing Date or the issuance after the Closing Date of any guaranty or other credit support for any Bonds, in each case by any Wholly-Owned Subsidiary or any wholly-owned Subsidiary of the Parent Guarantor (other than the Operating Partnership, an existing Guarantor, an existing Borrower or an Immaterial Subsidiary) (any such Bond Issuances, guarantees and credit support being referred to as “Bond Debt”), such Subsidiary issuer or such guarantor or provider of credit support shall, at the cost of the Loan Parties, become (x) an Additional Borrower hereunder in accordance with Section 5.01(p) and/or (y) a Guarantor hereunder (in each case, an “Additional Guarantor”), in each case within 15 days after such Bond Issuance by either (I) in the case of clause (x), complying with the provisions of Section 5.01(p) and executing and delivering to the Administrative Agent a Guaranty Supplement guaranteeing the Obligations of the other Loan Parties under the Loan Documents or (II) in the case of clause (y), executing and delivering to the Administrative Agent a Guaranty Supplement guaranteeing the Obligations of the other Loan Parties under the Loan Documents; provided, however, that Wholly-Owned Foreign Subsidiaries that are not Immaterial Subsidiaries shall be permitted to incur and/or have outstanding (i) Bond Debt in a principal amount not to exceed 10% of Total Asset Value, (ii) Debt under the Facility, and (iii) Secured Debt, in each case without being required to become a Borrower or Guarantor pursuant to this Section 5.01(j).  Each Additional Guarantor that is not also an Additional Borrower shall, within such 15 day period, deliver to the Administrative Agent (A) all of the documents set forth in Sections 3.01(a)(iii), (iv), (v), (vi) and (vii) with respect to such Additional Guarantor, (B) all of the “know your client” information relating to such Additional Guarantor that is reasonably requested by the Administrative Agent or any Lender Party and (C) a corporate formalities legal opinion relating to such Additional Guarantor from counsel reasonably acceptable to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent.  If any Additional Guarantor or Additional Borrower is no longer a guarantor or credit support provider with respect to any Bonds, then the Administrative Agent shall, upon the request of the Operating Partnership, release such Additional Guarantor or Additional Borrower from the Guaranty, provided that no Event of Default shall have occurred and be continuing.
(k)Further Assurances.  Promptly upon request by the Administrative Agent, or any Lender Party through the Administrative Agent, correct any material defect or error that is discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent or such Lender Party.
(l)Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all material obligations in respect of all leases of real property to which the Borrowers or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, except, if in the reasonable business judgment of such Borrower or Subsidiary it is in its best economic interest not to maintain such lease or prevent such lapse, termination, forfeiture or cancellation and such failure to maintain such lease or prevent such lapse, termination, forfeiture or cancellation is not in respect of a Qualifying Ground Lease for an Unencumbered Asset and is not otherwise reasonably likely to result in a Material Adverse Effect.
(m)Maintenance of REIT Status.  In the case of the Parent Guarantor, at all times, conduct its affairs and the affairs of its Subsidiaries in a manner so as to continue to qualify as a REIT for U.S. federal income tax purposes.
(n)NYSE Listing.  In the case of the Parent Guarantor, at all times cause its common shares to be duly listed on the New York Stock Exchange or other national stock exchange.
(o)Sanctions/Anti-Corruption.  Provide to the Administrative Agent and the Lender Parties any information that the Administrative Agent or any Lender Party deems reasonably necessary from time to time in order to ensure compliance with all applicable Sanctions and Anti-Corruption Laws.
(p)Additional Borrowers.  If after the Closing Date, a Subsidiary of the Operating Partnership desires to become a Borrower hereunder (including pursuant to Section 5.01(j)), such Subsidiary shall:  (i) provide at least five Business Days’ prior notice to the Administrative Agent, and such notice shall designate under what Tranche such Subsidiary proposes to borrow; (ii) duly execute and deliver to the Administrative Agent a Borrower Accession Agreement; (iii) satisfy all of the conditions with respect thereto set forth in this Section 5.01(p) in form and substance reasonably satisfactory to the Administrative Agent; (iv) satisfy the “know your customer” requirements of the Administrative Agent and each relevant Lender, (v) deliver a Beneficial Ownership Certification, if applicable, with respect to such Additional Borrower, and (vi) obtain the consent of each Lender, which may be given or withheld in such Lender’s sole discretion, in the applicable Tranche under which such Additional Borrower proposes to become a Borrower that such Additional Borrower is acceptable as a Borrower under the Loan Documents.  Each such Subsidiary’s addition as a Borrower shall also be conditioned upon the Administrative Agent having received (x) a certificate signed by a duly authorized officer or director of such Subsidiary, dated the date of such Borrower Accession Agreement certifying that:  (1) the representations and warranties contained in each Loan Document are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of such date, before and immediately after giving effect to such Subsidiary becoming an Additional Borrower and as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects or all respects, as applicable, on and as of such earlier date) and (2) no Default or Event of Default has occurred and is continuing as of such date or would occur as a result of such Subsidiary becoming an Additional Borrower, (y) all of the documents set forth in Sections 3.01(a)(iii), (iv), (v), (vi), (vii), (ix) with respect to such Subsidiary and (z) a corporate formalities legal opinion relating to such Subsidiary from counsel reasonably acceptable to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent.  Upon such Subsidiary’s addition as an Additional Borrower, such Subsidiary shall be deemed to be a Borrower hereunder.  The Administrative Agent shall promptly notify each applicable Lender upon each Additional Borrower’s addition as a Borrower hereunder and shall, upon request by any Lender, provide such Lender with a copy of the executed Borrower Accession Agreement.  With respect to the accession of any Additional Borrower to a Tranche, such Additional Borrower shall be responsible for making a determination as to whether it is capable of making payments to each Lender under the applicable Tranche without the incurrence of withholding taxes, provided that each such Lender shall provide such properly completed and executed documentation described in Section 2.12 or otherwise reasonably requested by such Additional Borrower as may be necessary for such Additional Borrower to determine the amount of any applicable withholding taxes and the Administrative Agent and such Lender shall cooperate in all reasonable respects with the Borrowers and their tax advisors in connection with any analysis necessary for such Additional Borrower to make such determination.
(q)Post-Closing Obligations.  Not later than forty-five (45) days following the Closing Date, as such date may be extended by the Administrative Agent in its reasonable discretion, the Borrowers shall have delivered, with respect to each IDR Borrower, an Indonesian language version of the relevant Loan Document to which such IDR Borrower is a party thereto, duly executed by the relevant parties to such Loan Document.  In the event of any conflict between the English language version and the Indonesian language version of a Loan Document, the English language version will prevail, and the Indonesian language version of that Loan Document will be amended to conform with the provisions in the English language version of that Loan Document.  Further, the existence of two versions of any Loan Document to which an IDR Borrower is a party shall not be construed by any party as creating a duplication or multiplication of the rights and obligations of the parties under any version of the relevant Loan Documents.
SECTION 5.02.Negative Covenants.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, no Loan Party will, at any time:

(a)Liens, Etc.  Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, except, in the case of the Loan Parties (other than the Parent Guarantor) and their respective Subsidiaries:
(i)Permitted Liens;
(ii)Liens securing Debt; provided, however, that the aggregate principal amount of the Debt secured by Liens permitted by this clause (ii) shall not cause the Loan Parties to not be in compliance with the financial covenants set forth in Section 5.04; and
(iii)other Liens incurred in the ordinary course of business with respect to obligations other than Debt.
(b)Change in Nature of Business.  Engage in, or permit any of its Subsidiaries to engage in, any material new line of business different from those lines of business conducted by the Borrower or any of their Subsidiaries on the Effective Date and activities substantially related, necessary or incidental thereto and reasonable extensions thereof.
(c)Mergers, Etc.  Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions or pursuant to a Division) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Subsidiaries to do so; provided, however, that (i) any Subsidiary of a Loan Party may merge or consolidate with or into, or dispose of assets to (including pursuant to a Division), any other Subsidiary of a Loan Party (provided that if one or more of such Subsidiaries is also a Loan Party, a Loan Party shall be the surviving entity) or any other Loan Party (provided that such Loan Party or, in the case of any Loan Party other than any Borrower, another Loan Party shall be the surviving entity), and (ii) any Loan Party may merge with any Person that is not a Loan Party so long as such Loan Party or another Loan Party is the surviving entity, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.  Notwithstanding any other provision of this Agreement, any Subsidiary of a Loan Party may liquidate, dissolve or Divide if the Operating Partnership determines in good faith that such liquidation, dissolution or Division is in the best interests of the Operating Partnership and the assets or proceeds from the liquidation, dissolution or Division of such Subsidiary are transferred to any Borrower or any one or more Subsidiaries thereof, which Subsidiary or Subsidiaries shall be Loan Parties if the Subsidiary being liquidated, dissolved or Divided is a Loan Party, provided that no Default or Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.
(d)OFAC.  Knowingly engage in any prohibited dealings or transactions with any Person that at the time of the dealing or transaction is the target or subject of Sanctions or in a Sanctioned Jurisdiction.
(e)Restricted Payments.  In the case of the Parent Guarantor after the occurrence and during the continuance of an Event of Default, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, or make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such (including, in each case, by way of a Division), except for (i) any purchase, redemption or other acquisition of Equity Interests with the proceeds of issuances of new common Equity Interests occurring not more than one year prior to such purchase, redemption or other acquisition, (ii) cash or stock dividends and distributions in the minimum amount necessary to maintain REIT status and avoid imposition of income and excise taxes under the Internal Revenue Code and (iii) non-cash payments in connection with employee, trustee and director stock option plans or similar incentive arrangements.
(f)Intentionally Omitted.
(g)Intentionally Omitted.
(h)Speculative Transactions.  Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions; provided, however, that all transactions pursuant to any Permitted Bond Hedge Transaction or Permitted Warrant Transaction by any of the Loan Parties and their respective Subsidiaries, shall be deemed to be non-speculative.
(i)Negative Pledge.  Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets (including, without limitation, with respect to any Unencumbered Assets), except (i) as set forth in Article 11 of the Nineteenth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of October 10, 2019, as in effect on the date hereof (or any substantially similar provisions in any subsequent amendment thereof, to the extent such amendment is permitted under the Loan Documents), or (ii) in connection with any other Debt (whether secured or unsecured), provided that the incurrence or assumption of such Debt would not result in a failure by any Loan Party to comply with any of the financial covenants contained in Section 5.04; provided further that the provisions of this Section 5.02(i) shall not apply to any assets of the Parent Guarantor or its Subsidiaries comprising Margin Stock to the extent that the value of such Margin Stock represents more than 25% of the value of all assets of the Parent Guarantor and its Subsidiaries.
(j)Parent Guarantor as Holding Company.  In the case of the Parent Guarantor, enter into or conduct any business, or engage in any activity (including, without limitation, any action or transaction that is required or restricted with respect to the Borrowers and their Subsidiaries under Sections 5.01 and 5.02 without regard to any of the enumerated exceptions to such covenants), other than (i) the holding of the Equity Interests of the Operating Partnership; (ii) the performance of its duties as general partner of the Operating Partnership; (iii) the performance of its Obligations (subject to the limitations set forth in the Loan Documents) under each Loan Document to which it is a party; (iv) the making of equity Investments in the Operating Partnership and its Subsidiaries; (v) maintenance of any deposit accounts required in connection with the conduct by the Parent Guarantor of business activities otherwise permitted under the Loan Documents; (vi) activities permitted under the Loan Documents, including without limitation the entry into, the incurrence of, and the performance of obligations under, Debt (and guarantees thereof), Permitted Warrant Transactions or Permitted Bond Hedge Transactions, provided that such Debt (and guarantees thereof), Permitted Warrant Transactions or Permitted Bond Hedge Transactions would not result in a failure by the Parent Guarantor to comply with any of the financial covenants applicable to it contained in Section 5.04; (vii) engaging in any activity necessary or desirable to continue to qualify as a REIT; and (viii) activities incidental to each of the foregoing.
(k)[Reserved].
(l)Anti-Social Forces.  No Borrower organized or doing business under the laws of Japan and no Guarantor shall fall under any of the categories described in Section 4.01(v)(i) through (xiv), nor shall itself engage in, nor cause any third party to engage in, any of the following:  (i) making violent demands; (ii) making unjustified demands exceeding legal responsibility; (iii) using violence or threatening speech or behavior in connection with any transaction; (iv) damaging the trust of any Lender by spreading rumor, using fraud or force, or obstructing the business of any Lender; or (v) engaging in any act similar to the foregoing.
(m)IDR Borrowers.  No IDR Borrower will (or will allow or assist any other party to) in any manner or forum in any jurisdiction, (i) challenge the validity of, or raise or file any objection to, any Loan Document or the transactions contemplated herein, (ii) defend its non-performance or breach of its obligations under any Loan Document or (iii) allege that any Loan Document is against public policy or otherwise does not constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, on the basis of any failure to comply with the Indonesian Law No. 24 of 2009 regarding National Flag, Language, Emblem and Anthem and its implementing Presidential Decree No. 63 of 2019 regarding Usage of Indonesian Language (collectively, the “Indonesian Language Law”) or any other implementing regulations in respect of the Indonesian Language Law.
SECTION 5.03.Reporting Requirements.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Operating Partnership will furnish to the Administrative Agent for transmission to the Lender Parties in accordance with Section 9.02(b):
(a)Default Notice.  As soon as possible and in any event within five Business Days after a Responsible Officer obtains knowledge of the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect, in each case, if continuing on the date of such statement, a statement of the Chief Financial Officer (or other Responsible Officer) of the Parent Guarantor setting forth details of such Default or such event, development or occurrence and the action that the Parent Guarantor has taken and proposes to take with respect thereto.
(b)Annual Financials.  As soon as available and in any event within 90 days after the end of each Fiscal Year (or such later date as may be permitted after filing a single applicable request for extension with the Securities and Exchange Commission or any governmental authority that may be substituted therefor and receiving such extension within such 90 days after such Fiscal Year-end, which later date shall not exceed 120 days after such Fiscal Year-end), a copy of the annual audit report for such year for the Parent Guarantor and its Subsidiaries, including therein Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for such Fiscal Year (it being acknowledged that a copy of the annual audit report filed by the Parent Guarantor with the Securities and Exchange Commission shall satisfy the foregoing requirements), in each case accompanied by an opinion of KPMG LLP or other independent certified public accountants of recognized standing reasonably acceptable to the Administrative Agent without any qualification as to going concern or scope of audit (other than a “going concern” exception or qualification resulting from the Termination Date occurring within one (1) year from the date such opinion is delivered), together with (i) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent Guarantor in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04, provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (ii) a certificate of the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto.

(c)Pricing Certificate.  Commencing with the calendar year ending December 31, 2024, within 150 days after the end of each Fiscal Year, a Pricing Certificate for the most recently ended Annual Period addressing the Certified Capacity for such calendar year; provided, however, that in any fiscal year the Operating Partnership may elect not to deliver a Pricing Certificate, and such election shall not constitute a Default or Event of Default (but such failure to so deliver a Pricing Certificate by the end of such 150-day period shall result in the Sustainability Facility Fee Adjustment and the Sustainability Margin Adjustment being applied in accordance with the terms and conditions set forth in Section 2.23).
(d)Quarterly Financials.  As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year (or such later date as may be permitted after filing a single applicable request for extension with the Securities and Exchange Commission or any governmental authority that may be substituted therefor and receiving such extension within such 45 days after such fiscal quarter-end, which later date shall not exceed 75 days after such fiscal quarter-end), Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor as having been prepared in accordance with generally accepted accounting principles (it being acknowledged that a copy of the quarterly financials filed by the Parent Guarantor with the Securities and Exchange Commission shall satisfy the foregoing requirements), together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto, and (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Section 5.04, provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP, provided further that items that would otherwise be required to be furnished pursuant to this Section 5.03(d) prior to the 45th day after the Closing Date shall be furnished on or before the 45th day after the Closing Date.
(e)Unencumbered Assets Certificate.  As soon as available and in any event within (i) 45 days after the end of each of the first three quarters of each Fiscal Year and (ii) 90 days after the end of the fourth quarter of each Fiscal Year, an Unencumbered Assets Certificate, as at the end of such quarter, certified by the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor, together with an updated schedule of Unencumbered Assets listing all of the Unencumbered Assets as of such date.
(f)Intentionally Omitted.
(g)[Reserved].
(h)Material Litigation.  Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries that (i) would reasonably be expected to have a Material Adverse Effect or

(ii) would reasonably be expected to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated by the Loan Documents, and promptly after the occurrence thereof, notice of any material adverse change in the status or financial effect on any Loan Party or any of its Subsidiaries of any such action, suit, investigation, litigation or proceeding.
(i)Securities Reports.  Promptly after the sending or filing thereof, copies of each Form 10-K and Form 10-Q (or any successor forms thereto) filed by or on behalf of any Loan Party with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, and, to the extent not publicly available electronically at www.sec.gov or www.digitalrealty.com (or successor web sites thereto), copies of all other financial statements, reports, notices and other materials, if any, sent or made available generally by any Loan Party to the “public” holders of its Equity Interests or filed with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange, all press releases made available generally by any Loan Party or any of its Subsidiaries to the public concerning material developments in the business of any Loan Party or any such Subsidiary and all notifications received by any Loan Party or any Subsidiary thereof from the Securities and Exchange Commission or any other governmental authority pursuant to the Securities Exchange Act and the rules promulgated thereunder.  Copies of each such Form 10-K and Form 10-Q may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) a Loan Party posts such documents, or provides a link thereto, on www.digitalrealty.com (or successor web site thereto) or (ii) such documents are posted on its behalf on the Platform, provided that a Loan Party shall notify the Administrative Agent (by email) of the posting of any such documents and, if requested, provide to the Administrative Agent by email electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above in this Section 5.03(i) (other than copies of each Form 10-K and Form 10-Q), and in any event shall have no responsibility to monitor compliance by any Loan Party with any such request for delivery, and each Lender Party shall be solely responsible for obtaining and maintaining its own copies of such documents.
(j)Environmental Conditions.  Give notice in writing to the Administrative Agent (i) promptly upon a Responsible Officer of a Loan Party obtaining knowledge of any material violation of any Environmental Law affecting any Asset or the operations thereof or the operations of any of its Subsidiaries, (ii) promptly upon obtaining knowledge of any known release, discharge or disposal of any Hazardous Materials at, from, or into any Asset which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which would reasonably be expected to materially adversely affect the value of such Asset, (iii) promptly upon a Loan Party’s receipt of any notice of material violation of any Environmental Laws or of any material release, discharge or disposal of Hazardous Materials in violation of any Environmental Laws or any matter that may result in an Environmental Action, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) such Loan Party’s or any other Person’s operation of any Asset, (B) contamination on, from or into any Asset, or (C) investigation or remediation of off-site locations at which such Loan Party or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Materials, or (iv) upon a Responsible Officer of such Loan Party obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Materials with respect to which such Loan Party or any Unconsolidated Affiliate may be liable or for which a Lien (other than Permitted Liens) may be imposed on any Asset, provided that any of the events described in clauses (i) through (iv) above would have a Material Adverse Effect or would reasonably be expected to result in a material Environmental Action with respect to any Unencumbered Asset.

(k)Debt Rating.  As soon as possible and in any event within three Business Days after a Responsible Officer obtains knowledge of any change in the Debt Rating, a statement of the Chief Financial Officer (or other Responsible Officer) of the Parent Guarantor setting forth the new Debt Rating.
(l)Beneficial Ownership Certification.  Promptly following any change in beneficial ownership of the Borrowers that would render any statement in the existing Beneficial Ownership Certification materially untrue or inaccurate, an updated Beneficial Ownership Certification for the Borrowers.
(m)Other Information.  Promptly, such other information respecting the business, condition (financial or otherwise), operations, performance, sustainability matters and practices, properties or prospects of any Loan Party or any of its Subsidiaries as the Administrative Agent, or any Lender Party through the Administrative Agent, may from time to time reasonably request.
SECTION 5.04.Financial Covenants.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have, at any time after the Initial Extension of Credit, any Commitment hereunder, the Parent Guarantor will:
(a)Parent Guarantor Financial Covenants.
(i)Maximum Total Leverage Ratio:  Maintain at the end of each fiscal quarter of the Parent Guarantor, a Leverage Ratio not greater than 60.0%, provided that the Parent Guarantor shall have the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters of the Parent Guarantor during the term of the Facility following any acquisition of one or more Assets.
(ii)Minimum Fixed Charge Coverage Ratio.  Maintain at the end of each fiscal quarter of the Parent Guarantor, a Fixed Charge Coverage Ratio of not less than 1.50:1.00.
(iii)Maximum Secured Debt Leverage Ratio:  Maintain at the end of each fiscal quarter of the Parent Guarantor, a Secured Debt Leverage Ratio not greater than 40.0%, provided that the Parent Guarantor shall have the right to maintain a Secured Debt Leverage Ratio of greater than 40.0% but less than or equal to 45.0% for up to four consecutive quarters of the Parent Guarantor during the term of the Facility following any acquisition of one or more Assets.
(b)Unencumbered Assets Financial Covenants.
(i)Maximum Unsecured Debt to Total Unencumbered Asset Value:  Subject to any payments made pursuant to Section 2.06(b), maintain at the end of each fiscal quarter of the Parent Guarantor, Unsecured Debt of not greater than 60.0% of the Total Unencumbered Asset Value at such time, provided that the Parent Guarantor shall have the right to maintain Unsecured Debt of greater than 60.0% but less than or equal to 65.0% of the Total Unencumbered Asset Value for up to four consecutive fiscal quarters of the Parent Guarantor during the term of the Facility following any acquisition of one or more Assets; provided further that this Section 5.04(b)(i) shall no longer apply from and after the date on which the Parent Guarantor achieves a Debt Rating of at least BBB+ / Baa1 and a Total Asset Value of at least $35,000,000,000.

(ii)Minimum Unencumbered Assets Debt Service Coverage Ratio:  Subject to any payments made pursuant to Section 2.06(b), maintain at the end of each fiscal quarter of the Parent Guarantor, an Unencumbered Assets Debt Service Coverage Ratio of not less than 1.50:1.00.

To the extent any calculations described in Sections 5.04(a) or 5.04(b) are required to be made on any date of determination other than the last day of a fiscal quarter of the Parent Guarantor, such calculations shall be made on a pro forma basis to account for any acquisitions, dispositions or reclassifications of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such Assets, that have occurred since the last day of the fiscal quarter of the Parent Guarantor most recently ended.  All such calculations shall be reasonably acceptable to the Administrative Agent.

ARTICLE VI
EVENTS OF DEFAULT
SECTION 6.01.Events of Default.  If any of the following events (“Events of Default”) shall occur and be continuing:
(a)(i) any Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) any Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document when due and payable, in each case under this clause (ii) within five Business Days after the same becomes due and payable; or
(b)any representation or warranty made by any Loan Party (or any of its officers or the officers of its general partner or managing member, as applicable) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or
(c)any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e) (either as the terms, covenants and agreements in Section 5.01(e) relate to the Parent Guarantor and the Operating Partnership or, as to any Loan Party, the last sentence thereof), (f), (i), (m) or (n), 5.02, 5.03(a) or 5.04; or
(d)any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days (or, in the case of Section 5.03 (other than Section 5.03(a)), 10 Business Days) after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; provided, however, that if such failure (other than a failure under Section 5.03(a)) is of such a nature that can be cured but cannot with reasonable effort be completely cured within 30 days, then such 30 day period shall be extended for such additional period of time (not exceeding 60 additional days) as may be reasonably necessary to cure such failure so long as the applicable Loan Party commences such cure within such 30 day period and diligently prosecutes the same until completion; or
(e)(i) any Loan Party or any of its Subsidiaries shall fail to pay any principal of any Material Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Debt; or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Material Debt, if (A) the effect of such event or condition is to permit the acceleration of the maturity of such Material Debt or otherwise permit the holders thereof to cause such Material Debt to mature, and (B) such event or condition shall remain unremedied or otherwise uncured for a period of 60 days; or (iii) the maturity of any such Material Debt shall be accelerated or any such Material Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Material Debt shall be required to be made, in each case prior to the stated maturity thereof; provided, however, that none of the following events will, in and of themselves, be a Default or Event of Default under this Section 6.01(e): (x) the occurrence of any customary event or condition that vests the right of any holder of Convertible Indebtedness to submit any Convertible Indebtedness for conversion, exchange or exercise in accordance with its terms; or (y) any actual conversion, exchange, exercise or redemption (or calling for redemption) of any Convertible Indebtedness in accordance with its terms, in each case of the foregoing clauses (x) and (y) so long as the Equity Interests, if any, into which such Convertible Indebtedness is converted or exchanged do not constitute Mandatorily Redeemable Stock; or
(f)any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, administrator or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, administrator, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(f); or
(g)any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $200,000,000 (or the Equivalent thereof in any foreign currency) shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding policy of insurance between the respective Loan Party and the insurer covering full payment of such unsatisfied amount (subject to customary deductibles) and (B) such insurer, which shall be rated at least “A” by A.M. Best Company, has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or
(h)any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
(i)any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable in any material respect against any Loan Party party to it, or any such Loan Party shall so state in writing; or
(j)a Change of Control shall occur; or

(k)any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) would reasonably be expected to result in a Material Adverse Effect; or
(l)any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), would reasonably be expected to result in a Material Adverse Effect; or
(m)any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is being terminated, and as a result of such termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such termination would reasonably be expected to result in a Material Adverse Effect, then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by written notice to the Borrowers, declare the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by written notice to the Borrowers, declare the Notes, the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents (other than Guaranteed Hedge Agreements, for which the terms of such agreements shall govern and control) to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers and (B) by notice to each party required under the terms of any agreement in support of which a Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable and (iii) shall at the request, or may with the consent of the Required Lenders, proceed to enforce its rights and remedies under the Loan Documents for the ratable benefit of the Lenders by appropriate proceedings; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under any Bankruptcy Law, (y) the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (z) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Loan Parties.

SECTION 6.02.Actions in Respect of the Letters of Credit upon Default.  If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or 2.17(e) or otherwise, make demand upon the Borrowers to, and forthwith upon such demand the Borrowers shall, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding.  If at any time the Administrative Agent or any Issuing Bank determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties with respect to the Obligations of the Loan Parties under the Loan Documents, or that the total amount of such funds is less than the aggregate Available

Amount of all Letters of Credit, the Borrowers shall, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent, as the case may be, determines to be free and clear of any such right and claim.  Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the relevant Issuing Bank or Lenders, as applicable, to the extent permitted by applicable law.

ARTICLE VII
GUARANTY
SECTION 7.01.Guaranty; Limitation of Liability.  (s)  Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrowers and each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations, excluding all Excluded Swap Obligations, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Agreement or any other Loan Document; provided that the Guarantors shall not be required to pay the costs and expenses of more than one counsel for the Administrative Agent and the other Secured Parties, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted parties), and any necessary or desirable local or foreign counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted parties).  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the applicable Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.  This Guaranty is a guaranty of payment and not merely of collection.
(a)Each Guarantor, the Administrative Agent and each other Lender Party and, by its acceptance of the benefits of this Guaranty, each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder.  To effectuate the foregoing intention, the Guarantors, the Administrative Agent, the other Lender Parties and, by their acceptance of the benefits of this Guaranty, the other Secured Parties hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.
(b)Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
(c)The liability of each Guarantor hereunder shall be joint and several.

SECTION 7.02.Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto.  The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of this Agreement or the other the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether any Borrower or any other Loan Party is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:
(a)any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
(b)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower, any other Loan Party or any of their Subsidiaries or otherwise;
(c)any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(d)any manner of application of any assets of any Loan Party or any of its Subsidiaries, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any assets of any Loan Party or any of its Subsidiaries for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents;
(e)any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(f)any failure of the Administrative Agent or any other Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such other Secured Party (each Guarantor waiving any duty on the part of the Administrative Agent and each other Secured Party to disclose such information);
(g)the failure of any other Person to execute or deliver this Agreement, any other Loan Document, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
(h)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

SECTION 7.03.Waivers and Acknowledgments.  (t)  Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice (except as expressly provided under the Loan Documents) with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person.
(a)Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
(b)Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any other Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
(c)Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.
(d)Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any other Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower, any other Loan Party or any of their Subsidiaries now or hereafter known by the Administrative Agent or such other Secured Party.
(e)Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the other Loan Documents and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.
SECTION 7.04.Subrogation.  Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty, this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower, any other Loan Party or any other insider guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of Credit shall have expired or been terminated, all Guaranteed Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or been terminated.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the Termination Date and (c) the latest date of expiration or termination of all Letters of Credit and all Guaranteed Hedge Agreements, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents.  If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (iii) the Termination Date shall have occurred and (iv) all Letters of Credit and all Guaranteed Hedge Agreements shall have expired or been terminated, the Administrative Agent and the other Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

SECTION 7.05.Guaranty Supplements.  Upon the execution and delivery by any Additional Guarantor of a Guaranty Supplement, (a) such Additional Guarantor and shall become and be a Guarantor hereunder, and each reference in this Agreement to a “Guarantor” or a “Loan Party” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to “this Agreement”, “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Agreement and this Guaranty, and each reference in any other Loan Document to the “Loan Agreement”, “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Agreement and this Guaranty, shall mean and be a reference to this Agreement and this Guaranty as supplemented by such Guaranty Supplement.
SECTION 7.06.Indemnification by Guarantors.  Without limitation on any other Obligations of any Guarantor or remedies of the Administrative Agent or the Secured Parties under this Agreement, this Guaranty or the other Loan Documents, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent, the Arrangers, the Co-Sustainability Structuring Agents, each other Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms, except to the extent such claim, damage, loss, liability or expense is found in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from (x) such Indemnified Party’s gross negligence or willful misconduct or the gross negligence or willful misconduct by such Indemnified Party’s officer, director, employee, or agent, (y) a breach in bad faith of such Indemnified Party’s obligations hereunder or under any other Loan Document or (z) a claim not involving an act or omission of any Loan Party or any of its respective Subsidiaries and that is brought by an Indemnified Party against another Indemnified Party (other than against an Arranger, a Co-Sustainability Structuring Agent or the Administrative Agent in their capacities as such); provided that the Guarantors shall not be required to pay the costs and expenses of more than one counsel for the Indemnified Parties, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted Indemnified Parties) and any necessary or desirable local or foreign counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted Indemnified Parties).

SECTION 7.07.Subordination.  (u)  Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 7.07.
(a)Prohibited Payments, Etc.  Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive payments in the ordinary course of business from any other Loan Party on account of the Subordinated Obligations.  After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.
(b)Prior Payment of Guaranteed Obligations.  In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
(c)Turn-Over.  After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
(d)Administrative Agent Authorization.  After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
SECTION 7.08.Continuing Guaranty.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the Termination Date and (iii) the latest date of expiration or termination of all Letters of Credit and all Guaranteed Hedge Agreements, (b) be binding upon the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Parties and their successors, transferees and assigns.
SECTION 7.09.Guaranty Limitations.  Any guaranty provided by a Foreign Subsidiary domiciled in each Specified Jurisdiction indicated below shall be subject to the following limitations:
(a)Australia:  The liability of any Guarantor incorporated under the Corporations Act 2001 (Cth)(Australia) under this Article VII and under any indemnities contained elsewhere in this Agreement will not include any liability or obligation which would, if included, result in a contravention of s260A of the Corporations Act 2001 (Cth)(Australia).  Any such Guarantor shall promptly take, and procure that its relevant holding companies take, all steps necessary under s260B of the Corporations Act 2001 (Cth)(Australia) so as to permit the inclusion of any liability or obligation excluded under the previous sentence.
(b)Belgium:  The obligations under this Article VII of each Guarantor incorporated and existing under Belgian law (i) shall not include any liability which would constitute unlawful financial assistance (as determined in article 329/430/629 of the Belgian Companies Code); and (ii) shall be limited to a maximum aggregate amount equal to the greater of (A) 90% of such Guarantor’s net assets (as defined in article 320/429/617 of the Belgian Companies Code) as shown in its most recent audited annual financial statements as approved at its meeting of shareholders, and (B) the aggregate of the amounts made available to such Guarantor and its Subsidiaries (if any) indirectly through one or more other Loan Parties through intercompany loans (increased by all interests, commissions, costs, fees, expenses and other sums accruing or payable in connection with such amount), with, for the avoidance of doubt, the exclusion of any obligations of such Guarantor and its Subsidiaries under the Facility in its capacity as a Borrower.
(c)Canada:  The liability of any Guarantor incorporated under the laws of New Brunswick or the Northwest Territories of Canada under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability of any Loan Party which is a shareholder of the Guarantor or of an affiliated corporation or an associate of any such Person (except where the Guarantor is a wholly-owned subsidiary of the Loan Party) where there are reasonable grounds for believing:
(i)that such Guarantor is or, after giving the financial assistance, would be unable to pay its liabilities as they become due; or
(ii)that the realizable value of such Guarantor’s assets, excluding the amount of any financial assistance in the form of a loan or in the form of assets pledged or encumbered to secure the Guaranty, after giving the financial assistance, would be less than the aggregate of such Guarantor’s liabilities and stated capital of all classes.
(d)[Reserved].
(e)Scotland, England and Wales:  The liability of each Guarantor, which is a public limited company, (and each Guarantor that is a subsidiary of a public limited company) incorporated under the laws of Scotland or England and Wales under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability or obligation which would, if incurred, constitute the provision of unlawful financial assistance within the meaning of sections 677 to 683 of the Companies Act 2006 of England and Wales; provided, however, that the foregoing limitation shall not be applicable to any Guarantor incorporated under the laws of Scotland or England and Wales that is not a public limited company or the subsidiary of a company that is a public limited company.
(f)France:  (i)  The liability of any Guarantor incorporated under the laws of France (a “French Guarantor”) under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any obligation or liability which, if incurred, would constitute the provision of financial assistance within the meaning of Article L.225-216 of the French Code de Commerce or/and would constitute a misuse of corporate assets within the meaning of Article L.241-3, L.242-6 or L.244-1 of the French Code de Commerce or any other law or regulation having the same effect, as interpreted by the French courts.

(ii)The Guaranteed Obligations of each French Guarantor under this Article VII shall be limited at any time to an amount equal to the aggregate of all Advances to the extent directly or indirectly on lent to such French Guarantor under an intercompany loan agreement (each a “Qualified French Intercompany Loan”) and outstanding at the date a payment is made by such French Guarantor under this Article VII, it being specified that any payment made by such French Guarantor under this Article VII in respect of the Guaranteed Obligations shall reduce pro tanto the outstanding amount of the applicable Qualified French Intercompany Loan (if any) due by such French Guarantor.
(iii)It is acknowledged that such French Guarantor is not acting jointly and severally with the other Guarantors as to its obligations pursuant to the guarantee given pursuant to this Article VII.
(g)Germany:  (i)  The obligations and liabilities of any Guarantor incorporated or established and existing as a German limited liability company (Gesellschaft mit beschränkter Haftung – GmbH) (each, a “German GmbH Guarantor”), shall be subject to the following limitations.  To the extent that the Guaranteed Obligations include liabilities of such German GmbH Guarantor’s direct or indirect shareholder(s) (each, an “Up-stream Guaranty”) or its affiliated companies (verbundenes Unternehmen) within the meaning of section 15 of the German Stock Corporation Act (Aktiengesetz) (other than Subsidiaries of that German GmbH Guarantor) (each, a “Cross-stream Guaranty”) (save for any guarantee of funds to the extent they (x) are on-lent and/or (y) replace or refinance funds which were on-lent in each case to that German GmbH Guarantor or its Subsidiaries and such amount on-lent is not returned), the guaranty created under this Article VII shall not be enforced against such German GmbH Guarantor at the time of the respective Payment Demand (as defined below) if and only to the extent that the German GmbH Guarantor demonstrates to the reasonable satisfaction of the Administrative Agent that the enforcement would have the effect of:  (1) causing such German GmbH Guarantor’s Net Assets (as defined below) to be reduced below zero, or (2) if its Net Assets are already below zero, causing such amount to be further reduced, and thereby, in each case, affecting its assets required for the maintenance of its stated share capital (gezeichnetes Kapital) pursuant to Sections 30 and 31 of the German Limited Liability Company Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung, “GmbHG”), as applicable at the time of enforcement.  No reduction of the amount enforceable under this Article VII will prejudice the rights of the Administrative Agent to again enforce the guaranty created under this Article VII at a later time under this Agreement (subject always to the operation of the limitations set forth above at the time of such further enforcement).  “Net Assets” means the applicable German GmbH Guarantor’s assets (section 266 sub-section (2) of the German Commercial Code (Handelsgesetzbuch) (“HGB”)) minus the aggregate of its liabilities (section 266 sub-section (3) B, C HGB (but disregarding, for the avoidance of doubt, any provisions in respect of the guaranty created under this Article VII), accruals and deferred tax (section 266 subsection (3) D, E HGB), its stated share capital (gezeichnetes Kapital) (section 266 subsection (3)A(I) HGB) and any amounts not available for distribution according to Section 268 subsection (8) HGB.  The Net Assets shall be determined in accordance with the generally accepted accounting principles in Germany consistently applied by the applicable German GmbH Guarantor in preparing its unconsolidated balance sheet (Jahresabschluss according to section 42 GmbHG and sections 242, 264 HGB) in the previous financial years, but for the purposes of the calculation of the Net Assets the following balance sheet items shall be adjusted as follows:  (x) the amount of any increase of the stated share capital (Erhöhungen des gezeichneten Kapitals) after the date of this Agreement shall be deducted from the stated share capital unless permitted under the Loan Documents or approved by the Administrative Agent); (y) loans received by, and other contractual liabilities of, the applicable German GmbH Guarantor which are subordinated within the meaning of section 39 subsection 1 no. 5 or section 39 subsection 2 of the German Insolvency Code (Insolvenzordnung) (contractually or by law) shall be disregarded; and (z) loans and other contractual liabilities incurred by the applicable German GmbH Guarantor in violation of the provisions of this Agreement or any other Loan Document shall be disregarded.
(i)The limitations set forth in Section 7.09(g)(i) only apply if within 15 Business Days after receipt from the Administrative Agent of a notice stating that the Administrative Agent intends to demand payment under this Article VII against the applicable German GmbH Guarantor (each, a “Payment Demand”), the managing director(s) of such German GmbH Guarantor has (have) confirmed in writing to the Administrative Agent (A) why and to what extent the guarantee is an Up-stream Guaranty or a Cross-stream Guaranty and (B) which amount of such Up-stream Guaranty or Cross-stream Guaranty, as applicable, may not be enforced given that the applicable German GmbH Guarantor’s Net Assets are below zero or such enforcement would cause such German GmbH Guarantor’s Net Assets to be reduced below zero, as a result of which such enforcement would lead to a violation of the capital maintenance rules as set out in sections 30 and 31 GmbHG, and such confirmation is supported by evidence reasonably satisfactory to the Administrative Agent, including without limitation an up-to-date balance sheet of such German GmbH Guarantor, together with a detailed calculation of the amount of such German GmbH Guarantor’s Net Assets taking into account the adjustments and obligations set forth in Section 7.09(g)(i) (the “Management Determination”).  Each German GmbH Guarantor shall comply with its obligations under this Article VII within the period set forth above, and the Administrative Agent may enforce the guaranty created under this Article VII in an amount which would, in accordance with the Management Determination, not cause such German GmbH Guarantor’s Net Assets to be reduced (or to fall further) below zero.  Following receipt by the Administrative Agent of the Management Determination, the applicable German GmbH Guarantor shall deliver to the Administrative Agent upon request within 30 Business Days an up-to-date balance sheet of such German GmbH Guarantor, prepared by an auditor of international reputation appointed by such German GmbH Guarantor, together with a detailed calculation (satisfactory to the Administrative Agent in its reasonable discretion) of the amount of the Net Assets of such German GmbH Guarantor taking into account the adjustments and obligations set forth in Section 7.09(g)(i) (the “Auditor’s Determination”).  Such balance sheet and Auditor’s Determination shall be prepared in accordance with generally accepted accounting principles in Germany consistently applied by the applicable German GmbH Guarantor in preparing its unconsolidated balance sheet (Jahresabschluss according to section 42 GmbHG and sections 242, 264 HGB) in the previous financial years.  Each Auditor’s Determination shall be prepared as of the date of the enforcement of this Article VII.  Each German GmbH Guarantor shall comply with its obligations under this Article VII within the period set forth above and the Administrative Agent shall be entitled to enforce the guaranty created under this Article VII in an amount which would, in accordance with the Auditor’s Determination, not cause the Net Assets of the German GmbH Guarantor to be reduced (or to fall further) below zero.
(ii)Each German GmbH Guarantor shall, within 60 Business Days after receipt of a Payment Demand, realize, unless not legally permitted to do so, any and all of its assets (other than assets that are necessary for the business (betriebsnotwendig) of such German GmbH Guarantor) that are shown in the balance sheet with a book value (Buchwert) that is substantially (i.e., at least 20%) lower than the market value of the assets if, as a result of the enforcement of the guaranty created under this Article VII against such German GmbH Guarantor, its Net Assets would be reduced below zero.  After the expiry of such 60 Business Day period, such German GmbH Guarantor shall, within five Business Days, notify the Administrative Agent of the amount of the proceeds obtained from the realization and submit a statement setting forth a new calculation of the amount of the Net Assets of such German GmbH Guarantor taking into account such proceeds.  Such calculation shall, upon the Administrative Agent’s reasonable request, be confirmed by the auditors referred to in Section 7.09(g)(ii) within a period of 20 Business Days following the applicable request.  If the Administrative Agent disagrees with any Auditor’s Determination or the new calculation referred to in this Section 7.09(g)(iii), the Administrative Agent shall be entitled to pursue in court a claim under this Article VII in excess of the amounts paid or payable pursuant to the provisions above, for the avoidance of doubt, it being understood that the relevant German GmbH Guarantor shall not be obligated to pay any such excessive amounts on demand.
(iii)The restrictions set forth in Section 7.09(g)(i) shall only apply if, to the extent and for so long as (A) the applicable German GmbH Guarantor has complied with its obligations pursuant to Sections 7.09(g)(ii) and (iii), (B) the applicable German GmbH Guarantor is not a party to a profit and loss sharing agreement (Gewinnabführungsvertrag) and/or a domination agreement (Beherrschungsvertrag) (within the meaning of Section 291 of the German Stock Corporation Act (Aktiengesetz)) where such German GmbH Guarantor is the dominated entity (beherrschtes Unternehmen) and/or the entity being obliged to share its profits with the other party of such profit and loss sharing agreement other than to the extent that the existence of such a profit and loss sharing agreement and/or domination agreement does not result in the inapplicability of the relevant restrictions set forth in sections 30 and 31 GmbHG, and (C) the applicable German GmbH Guarantor does, at the time when a payment is made under this Article VII, not hold a fully recoverable indemnity or claim for refund (vollwertiger Gegenleistungs- oder Rückgewähranspruch) (within the meaning of section 30 (1) sentence 2 GmbHG) against the relevant shareholder covering at least the relevant amount payable under this Article VII.
(iv)Sections 7.09(g)(i) through (iv) shall apply mutatis mutandis to a Guarantor organized and existing as a limited liability partnership (Kommanditgesellschaft – KG) with a German limited liability company (Gesellschaft mit beschränkter Haftung – GmbH) as its sole general partner, provided that in such case and for the purpose of this Article VII, any reference to such Guarantor’s net assets (Reinvermögen) shall be deemed to be a reference to the net assets (Reinvermögen) of such Guarantor and its general partner (Komplementär) on a pro forma consolidated basis.
(h)Hong Kong:  The liability of each Guarantor incorporated under the laws of Hong Kong under this Article VII and any indemnities, obligations or other liabilities contained elsewhere in this Agreement shall not include any liability or obligation which if incurred would constitute unlawful financial assistance pursuant to Section 275 of the Hong Kong Companies Ordinance (Cap. 622), except as may be exempted under Sections 277 to 282 of the Hong Kong Companies Ordinance (Cap. 622).
(i)Ireland:  The liability of each Guarantor incorporated under the laws of Ireland under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability or obligation which would, if incurred, constitute the provision of unlawful financial assistance within the meaning of Section 82 of the Companies Act 2014 of Ireland (as amended).
(j)Luxembourg:  Notwithstanding any provision of this Agreement, the obligations and liabilities of any Guarantor or Borrower having its registered office and/or central administration in Luxembourg for the Obligations of any entity which is not a direct or indirect subsidiary of such Luxembourg Guarantor or Borrower (where “direct or indirect subsidiary” shall mean any company the majority of share capital of which is owned by such Guarantor, whether directly or indirectly, through other entities) shall be limited to the aggregate of 90% of the net assets of such Guarantor or Borrower, where the net assets means the shareholders’ equity (capitaux propres, as referred to in Article 34 of the Luxembourg law of 19 December 2002 on the commercial register and annual accounts, as amended) of such Guarantor or Borrower as shown in (i) the latest interim financial statements available, as approved by the shareholders of such Luxembourg Guarantor or Borrower and existing at the date of the relevant payment under this Article VII, or, if not available, (ii) the latest annual financial statements (comptes annuels) available at the date of such relevant payment, as approved by the shareholders of such Guarantor or Borrower, as audited by its statutory auditor or its external auditor (réviseur d’entreprises), if required by applicable law; provided, however, that this limitation shall not take into account any amounts such Guarantor or Borrower has directly or indirectly benefited from and made available as a result of the Loan Documents.  The obligations and liabilities of any Guarantor or Borrower (other than its own Obligations arising due to the sums borrowed by such Borrower) having its registered office and/or central administration in Luxembourg shall not include any obligation which, if incurred, would constitute (A) a misuse of corporate assets or (B) financial assistance.
(k)The Netherlands:  No Guarantor incorporated under the laws of The Netherlands or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Netherlands shall have any liability pursuant to this Article VII to the extent that the same would constitute unlawful financial assistance within the meaning of Article 2:98(c) of the Dutch Civil Code.
(l)Singapore:  The liability of each Guarantor incorporated under the laws of Singapore under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability which would if incurred constitute unlawful financial assistance pursuant to Section 76 of the Companies Act (Cap. 50) of Singapore.
(m)South Korea:  The liability of each Guarantor incorporated under the laws of South Korea and any indemnities, obligations or other liabilities contained elsewhere in this Agreement shall not include any liability or obligation which if incurred would constitute (1) unlawful provision of credit pursuant to Clause 542-9 of the Korean Commercial Code; or (2) unfair business practice of a Bank (as defined under the Korean Act on The Protection Of Financial Consumers) pursuant to Clause 20 of the Korean Act on The Protection Of Financial Consumers.
(n)Spain:  The liability of each Guarantor incorporated under the laws of Spain under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any obligations which would give rise to a breach of the provisions of Spanish law relating to restrictions on the provision of financial assistance (or refinancing of any debt incurred) in connection with the acquisition of shares in the relevant Spanish Loan Party and/or its controlling corporation (or, in the case of a Spanish Loan Party which is a “sociedad de responsabilidad limitada”, of a company in the same group as such Spanish obligor) as provided in article 150 of Spanish Capital Companies Act (Ley de Sociedades de Capital) and article 143.2 of the Spanish Capital Companies Act (Ley de Sociedades de Capital), as applicable.  The obligations of each Guarantor incorporated under the laws of Spain under this Article VII shall be capable of enforcement in accordance with applicable law against all present and future assets of such Guarantor save to the extent that applicable Spanish law specifies otherwise.  For the purposes of this Article VII, a reference to the “group” of a Guarantor incorporated under the laws of Spain shall mean such Guarantor and any other companies constituting a unity of decision.  It shall be presumed that there is unity of decision when any of the scenarios set out in section 1 and/or section 2 of article 42 of the Spanish Commercial Code (Código de Comercio) are met.
(o)Switzerland:  (ii)  The aggregate liability of any Swiss Guarantor under this Agreement (in particular, without limitation, under this Article VII) and any and all other Loan Documents for, or with respect to, obligations of any other Loan Party (other than the wholly owned direct or indirect Subsidiaries of such Swiss Guarantor) shall not exceed the amount of such Swiss Guarantor’s freely disposable equity in accordance with Swiss law, presently being the total shareholder equity less the total of (A) the aggregate share capital and (B) statutory reserves (including reserves for own shares and revaluations as well as capital surplus (agio)) to the extent such reserves cannot be transferred into unrestricted, distributable reserves).  The amount of freely disposable equity shall be determined by the statutory auditors of the relevant Swiss Guarantor on the basis of an audited annual or interim balance sheet of such Swiss Guarantor, to be provided to the Administrative Agent by the Swiss Guarantor promptly after having been requested to perform obligations limited pursuant to this Section 7.09(n) (together with a confirmation of the statutory auditors of such Swiss Guarantor that the determined amount of freely disposable equity complies with this Section 7.09(n) and the provisions of Swiss corporate law which are aimed at protecting the share capital and legal reserves).
(i)The limitation in clause (i) above shall only apply to the extent it is a requirement under applicable law at the time the Swiss Guarantor is required to perform under the Loan Documents.  Such limitation shall not free the Swiss Guarantor from its obligations in excess of the freely disposable equity, but merely postpone the performance date thereof until such times when the Swiss Guarantor has again freely disposable equity if and to the extent such freely disposable equity is available.
(ii)Each Swiss Guarantor shall, and any holding company of a Swiss Guarantor which is a party to any Loan Document shall procure that each Swiss Guarantor will, take and cause to be taken all and any action, including, without limitation, (A) the passing of any shareholders’ resolutions to approve any payment or other performance under this Agreement or any other Loan Documents and (B) the obtaining of any confirmations which may be required as a matter of Swiss mandatory law in force at the time the respective Swiss Guarantor is required to make a payment or perform other obligations under this Agreement or any other Loan Document, in order to allow a prompt payment of amounts owing by the Swiss Guarantor under the Loan Documents as well as the performance by the Swiss Guarantor of other obligations under the Loan Documents with a minimum of limitations.
(iii)If the enforcement of the obligations of a Swiss Guarantor under the Loan Documents would be limited due to the effects referred to in this Section 7.09(n), the Swiss Guarantor affected shall further, to the extent permitted by applicable law and Swiss accounting standards and write up or sell any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of sale; however, only if such assets are not necessary for the Swiss Guarantor’s business (nicht betriebsnotwendig).
(p)The Czech Republic:  No Guarantor incorporated under the laws of The Czech Republic or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of The Czech Republic shall have any liability pursuant to this Article VII to the extent that the same would result in the violation of financial assistance provisions set out in Section 161e and 161f of the Czech Commercial Code.
(q)The Republic of Poland:  (iii)  A Guaranty by a Guarantor incorporated under the laws of the Republic of Poland or by any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Republic of Poland (each, a “Polish Guarantor”) will be limited in an amount equivalent to (A) the value of all assets (aktywa) of the Polish Guarantor as such value is recorded in (1) its latest annual unconsolidated financial statements or, if they are more up-to date (2) its latest interim unconsolidated financial statements, less (B) the value of all liabilities (zobowiązania) of the Polish Guarantor (whether due or pending maturity), as existing on the date that such Polish Guarantor becomes a Guarantor under this Facility and as such value is recorded in the financial statements referred to in item (1) above and used for the purpose of determination of the value of assets (aktywa) of the Polish Guarantor.  The term “liabilities” shall at all times exclude the Polish Guarantor’s liabilities under this Article VII, but shall include any other obligations (secured and unsecured) of the Polish Guarantor, including any other off-balance sheet obligations of the Polish Guarantor.

(i)The limitation stipulated in Section 7.09(q)(i) above shall not apply if:
(A)Polish law is amended in such a manner that (1) a debtor whose liabilities exceed the value of its assets is no longer deemed insolvent (niewypłacalny) as provided for in Article 11 Sec. 2 of the Polish Bankruptcy and Restructuring Law (as in force on the date of this Agreement and/or as amended or substituted for time to time) or that (2) the insolvency (niewypłacalność) of a debtor within the meaning of Article 11 Sec. 2 of the Polish Bankruptcy and Restructuring Law (as in force on the date of this Agreement and/or as amended or substituted from time to time) no longer gives grounds for an immediate declaration of its bankruptcy (ogłoszenie upadłości) or no longer obliges the representatives of the Polish Guarantor to immediately file for the declaration of its bankruptcy; or
(B)the aggregate value of the liabilities of the Polish Guarantor (other than those under this Article VII) exceeds the aggregate value of the assets of such Polish Guarantor, thus resulting in the Polish Guarantor’s insolvency within the meaning of Article 11 Sec. 2 of the Polish Bankruptcy and Restructuring Law.
(ii)The obligations under this Article VII of any Polish Guarantor that is a limited liability company (“sp. z.o.o.”) shall be limited if (and only if) and to the extent required by the application of the provisions of the Polish Commercial Companies Code aimed at preservation of share capital.  In addition, the obligations under this Article VII of any Polish Guarantor that is a joint stock company (S.A.) shall be limited if (and only if) and to the extent required by the application of the provisions of Article 345 of the Polish Commercial Companies Code which prohibits unlawful financial assistance.
(r)The Kingdom of Sweden:  No Guarantor incorporated under the laws of the Kingdom of Sweden or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Kingdom of Sweden shall have any liability pursuant to this Article VII to the extent that the same would constitute unlawful financial assistance pursuant to Chapter 12, Section 7 (or its equivalent from time to time) of the Swedish Companies Act or unlawful distribution of assets pursuant to Chapter 12, Section 2 (or its equivalent from time to time) of the Swedish Companies Act.
(s)The Republic of Finland:  No Guarantor incorporated under the laws of the Republic of Finland or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Republic of Finland shall have any liability pursuant to this Article VII to the extent that the same would be prohibited by the Finnish Companies Act (osakeyhtiölaki, 624/2006), as amended.
(t)The Kingdom of Denmark:  Notwithstanding any provision to the contrary in this Agreement or any other Loan Documents, the guarantee, indemnity and other obligations (as well as any security created in relation thereto) of any Guarantor incorporated in Denmark (a “Danish Guarantor”) and such Danish Guarantor’s Subsidiaries in this Agreement or any other Loan Document, shall (i) be deemed not to be incurred (and any security created in relation thereto shall be limited) to the extent that the same would constitute unlawful financial assistance, including without limitation within the meaning of Sections 206 and 210 of the Danish Companies Act, as amended and supplemented from time to time; and (ii) in relation to obligations not incurred as a result of borrowings under this Agreement by the Danish Guarantor or by a direct or indirect Subsidiary of the Danish Guarantor further be limited to an amount equivalent to the higher of:  (A) the Equity of such Danish Guarantor at the times (1) the Danish Guarantor is requested to make a payment under this Article VII or (2) of enforcement of security granted by such Danish Guarantor, as applicable; and (B) the Equity of such Danish Guarantor at the Closing Date.  For the purposes of this Section 7.09(t), “Equity” means the equity (in Danish “egenkapital”) of such Danish Guarantor calculated in accordance with applicable generally accepted accounting principles at the relevant time, however, adjusted:  (I) upwards if and to the extent any book value it not equal to market value; (II) by adding back any loans owed by the Danish Guarantor to its direct shareholder to the extent they have not been included in the calculation of the equity, provided that any payment made under this Article VII in respect of such obligations of the Danish Guarantor shall reduce pro tanto the outstanding amount of such shareholder loan owed by the Danish Guarantor; and (III) by adding back obligations (in the amounts outstanding at the time when a claim for payment is made) of the Danish Guarantor in respect of (a) any intercompany loan owing by the Danish Guarantor to a Borrower and originally borrowed by that Borrower under this Agreement and on-lent by that Borrower to the Danish Guarantor, and (b) interest and other costs payable by that Borrower in respect of such loans, provided that any payment made by the Danish Guarantor under this Article VII in respect of such obligations of the Danish Guarantor shall reduce pro tanto the outstanding amount of the intercompany loan owing by the Danish Guarantor.  The limitations set forth in this Section 7.09(t) shall apply to such Danish Guarantor’s aggregate obligations and liabilities under any security, guarantee, indemnity, collateral, subordination of rights and claims, subordination or turnover of rights of recourse, application of proceeds and any other means of direct or indirect financial assistance pursuant to this Agreement or any other Loan Document.
(u)The Kingdom of Norway:  No Guarantor incorporated under the laws of the Kingdom of Norway or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Kingdom of Norway shall have any liability pursuant to this Article VII to the extent that the same would constitute unlawful financial assistance within the meaning of Section § 8-7 or Section § 8-10 of the Norwegian Limited Companies Act (as from time to time in force or replaced) or lead to a financial exposure resulting in such Guarantor’s breach of the general obligations of Chapter 3 of the Norwegian Limited Companies Act (as from time to time in force or replaced).
(v)Additional Guarantors:  With respect to any Additional Guarantor acceding to this Agreement after the Closing Date pursuant to a Guaranty Supplement, to the extent the other provisions of this Section 7.09 do not apply to such Additional Guarantor, the obligations of such Additional Guarantor in respect of this Article VII shall be subject to any limitations set forth in such Guaranty Supplement that are reasonably required by the Administrative Agent following consultation with local counsel in the applicable jurisdiction.
SECTION 7.10.Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its Guaranteed Obligations in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.10, or otherwise in respect of the Guaranteed Obligations, as it relates to such other Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a discharge of the Guaranteed Obligations.  Each Qualified ECP Guarantor intends that this Section 7.10 constitute, and this Section 7.10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
ARTICLE VIII
THE ADMINISTRATIVE AGENT
SECTION 8.01.Authorization and Action.  Each Lender Party (in its capacities as a Lender, a Swing Line Bank (if applicable), and as an Issuing Bank (if applicable) and on behalf of itself and its Affiliates as potential Hedge Banks) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto.  As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes, the Advances and the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties; provided, however, that the Administrative Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or applicable law or regulations.  The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.  Notwithstanding anything to the contrary in any Loan Document, no Person identified as a syndication agent, co-sustainability structuring agent, joint lead arranger or joint bookrunner, in such Person’s capacity as such, shall have any obligations or duties to any Loan Party, the Administrative Agent or any other Secured Party under any of such Loan Documents.

SECTION 8.02.Administrative Agent’s Reliance, Etc.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except that nothing in this sentence shall absolve the Administrative Agent for any liability found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct.  Without limitation of the generality of the foregoing, the Administrative Agent:  (a) may treat each Lender Party and its applicable interest in each Advance set forth in the Register as conclusive until the Administrative Agent receives and accepts a Lender Accession Agreement entered into by an Acceding Lender as provided in Section 2.18 or 2.19 or an Assignment and Acceptance entered into by a Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or the existence at any time of any Default under the Loan Documents or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any electronic signature delivered pursuant to Section 9.08); (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by email or other electronic communication) believed by it to be genuine and signed or sent by the proper party or parties; (g) shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law or regulations, including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Bankruptcy Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Bankruptcy Law; (h) may act in relation to the Loan Documents through its Affiliates, officers, agents and employees; (i) shall not be subject to any fiduciary or other implied duties in favor of any Lender Party or Loan Party, regardless of whether a Default has occurred and is continuing; and (j) shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by a Loan Party or a Lender Party.  Without limiting the foregoing, nothing in this Agreement shall constitute the Administrative Agent or any Arranger as a trustee or fiduciary of any Person, and neither the Administrative Agent nor any Arranger shall be bound to account to the Lenders for any sum or the profit element of any sum received by it for its own account.  The Administrative

Agent shall not be responsible for the acts or omissions of its delegates or agents or for supervising them; provided, however, that nothing in this sentence shall absolve the Administrative Agent for any liability found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct.  The Borrowers shall not commence any proceeding against any of the Administrative Agent’s directors, officers or employees with respect to the Administrative Agent’s acts or omissions relating to the Facility or the Loan Documents.

SECTION 8.03.Waiver of Conflicts of Interest; Etc.  In the event that the Administrative Agent is also a Lender, with respect to its Commitments, the Advances made by it and the Notes issued to it, such Lender shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not also the Administrative Agent; and the term “Lender Party” or “Lender Parties” shall, unless otherwise expressly indicated, include such Lender in its individual capacity.  Each of the Lenders acknowledges that the Administrative Agent and its Affiliates may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Lender may regard as conflicting with its interests and may possess information (whether or not material to the Lenders) other than as a result of the Administrative Agent acting as administrative agent hereunder, that the Administrative Agent may not be entitled to share with any Lender.  The Administrative Agent will not disclose confidential information obtained from any Lender (without its consent) to any of the Administrative Agent’s other customers nor will it use on the Lender’s behalf any confidential information obtained from any other customer.  Without prejudice to the foregoing, each of the Lenders agrees that the Administrative Agent and its Affiliates may (x) deal (whether for its own or its customers’ account) in, or advise on, securities of any Person, and (y) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any Subsidiary of any Loan Party and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, in each case, as if the Administrative Agent were not the Administrative Agent, and without any duty to account therefor to the Lender Parties.  Each of the Lenders hereby irrevocably waives, in favor of the Administrative Agent and the Arrangers, any conflict of interest which may arise by virtue of the Administrative Agent and/or the Arrangers acting in various capacities under the Loan Documents or for other customers of the Administrative Agent as described in this Section 8.03.
SECTION 8.04.Lender Party Credit Decision.  Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent, any Co-Sustainability Structuring Agent or any other Lender Party and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Co-Sustainability Structuring Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.
SECTION 8.05.Indemnification by Lender Parties.  (v)  Each Lender Party severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Loan Parties) from and against such Lender Party’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction.  Without limitation of the foregoing, each Lender Party agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 9.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrowers.  In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by any Lender Party or any other Person.  To the extent that the Administrative Agent shall perform any of its duties or obligations hereunder through an Affiliate or sub-agent, then all references to the “Administrative Agent” in this Section 8.05 shall be deemed to include any such Affiliate or sub-agent, as applicable.

(a)Each Lender Party severally agrees to indemnify each Issuing Bank (to the extent not promptly reimbursed by the Borrowers) from and against such Lender Party’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction.  Without limitation of the foregoing, each Lender Party agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 9.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrowers.
(b)For purposes of this Section 8.05, the Lender Parties’ respective ratable shares of any amount shall be determined, at any time, according to their respective Revolving Credit Commitments with respect to the applicable Tranche at such time (without exclusion of any Defaulting Lender).  The failure of any Lender Party to reimburse the Administrative Agent or any Issuing Bank, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or such Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent or such Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent or such Issuing Bank, as the case may be, for such other Lender Party’s ratable share of such amount.  The terms “Administrative Agent” and “Issuing Bank” shall be deemed to include the employees, directors, officers and affiliates of the Administrative Agent and Issuing Bank for purposes of this Section 8.05.  Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.  Advances outstanding under a Tranche will be converted by the Administrative Agent on a notional basis into the Equivalent amount of the Primary Currency of such Tranche for the purposes of making any allocations required under this Section 8.05.
SECTION 8.06.Successor Administrative Agents.  The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lender Parties and the Borrowers and may be removed at any time with or without cause by the Required Lenders; provided, however, that any removal of the Administrative Agent will not be effective until it (or its Affiliate) has been replaced as an Issuing Bank and Swing Line Bank and released from all obligations in respect thereof.  Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which appointment shall, provided that no Event of Default has occurred and is continuing, be subject to the consent of the Operating Partnership, such consent not to be unreasonably withheld or delayed.  If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000 and which appointment shall be subject to the consent of the Operating Partnership, such consent not to be unreasonably withheld or delayed, provided that no Event of Default has occurred and is continuing.  Upon the acceptance of any appointment as an Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents.  If within 45 days after written notice is given of the retiring Administrative Agent’s resignation or removal under this Section 8.06 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent’s resignation or removal shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.  After any retiring Administrative Agent’s resignation or removal hereunder as an Agent shall have become effective, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement.
SECTION 8.07.Certain ERISA Matters.  (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of or performance of the Advances, the Letters of Credit, the Commitments or this Agreement,
(ii)the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the applicable prohibitions of ERISA Section 406 and Code Section 4975 specified in such exemptions such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Letters of Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Obligations of such Lender in respect of the Advances, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Advances, the Letters of Credit, the Commitments and this Agreement.

(b)In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Arrangers or their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of or performance of the Advances, the Letters of Credit, the Commitments or this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
SECTION 8.08.Payments in Error.  (w) If the Administrative Agent (x) notifies a Lender Party or any other Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, and each of their respective successors and assigns, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not such error or mistake is known to such Payment Recipient) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.08 and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall (or shall cause any other Payment Recipient who received such funds on its behalf to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.  A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(a)Without limiting immediately preceding clause (a), if any Payment Recipient (and each of their respective successors and assigns) receives a payment, prepayment or repayment (whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)such Payment Recipient shall (and shall cause any other Payment Recipient that receives funds on its behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.08(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.08(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.08(a) or on whether or not an Erroneous Payment has been made.

(b)Each Lender Party and Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender Party or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender Party or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).
(c)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender or Swing Line Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Swing Line Bank at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender or Swing Line Bank shall be deemed to have assigned its Advances (but not its Commitments) of the relevant Tranche with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Tranche”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Commitments) of the Erroneous Payment Impacted Tranche, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrowers) deemed to have executed and delivered an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to any Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Swing Line Bank shall deliver any Notes evidencing such Advances to the Borrowers or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee shall become a Lender or Swing Line Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or Swing Line Bank shall cease to be a Lender or Swing Line Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or Swing Line Bank, (D) the Administrative Agent and the Borrowers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment.  For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.
(i)Subject to Section 9.07 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrowers or otherwise)), the Administrative Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Swing Line Bank shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Swing Line Bank (and/or against any Payment Recipient that receives funds on its respective behalf).  In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender or Swing Line Bank (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Advances acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Advances are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender or Swing Line Bank from time to time.
(d)The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be contractually subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender Party or Secured Party, to the rights and interests of such Lender Party or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, provided that this Section 8.08 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided further that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers for the purpose of making such Erroneous Payment.
(e)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine.
(f)Each party’s obligations, agreements and waivers under this Section 8.08 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender Party, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(g)Notwithstanding anything to the contrary herein or in any other Loan Documents, no Loan Party nor any of their respective Affiliates shall have any obligations or liabilities directly or indirectly arising out of this Section 8.08 in respect of any Erroneous Payment (other than having consented to the assignment referenced in Section 8.08(d) above); provided, however, that the foregoing shall not limit the terms of Section 7.06 (but for the avoidance of doubt, it is understood and agreed that, if a Loan Party has paid principal, interest or any other amounts owed to a Secured Party, Section 7.06 shall not require any such Loan Party to pay additional amounts that are by way of Section 7.06, effectively duplicative of such previously paid amounts).

SECTION 8.09.Sustainability. It is understood and agreed that neither the Co-Sustainability Structuring Agents nor the Administrative Agent make any assurances as to (a) whether this Agreement meets any Operating Partnership, Parent Guarantor, Borrower or Lender criteria or expectations with regard to environmental impact and sustainability performance, or (b) whether the characteristics of the relevant sustainability performance targets and/or key performance indicators included in this Agreement, including any environmental and sustainability criteria or any computation methodology with respect thereto, meet any industry standards for sustainability-linked credit facilities. It is further understood and agreed that neither the Co-Sustainability Structuring Agents nor the Administrative Agent shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Operating Partnership, the Parent Guarantor or any Borrower of (i) the relevant sustainability performance targets and/or key performance indicators or (ii) any adjustment to the Applicable Margin (or any of the data or computations that are part of or related to any such calculation) set forth in any notice regarding the satisfaction of the conditions necessary for any Sustainability Margin Adjustment or Sustainability Facility Fee Adjustment for any Fiscal Year (and the Administrative Agent and each Co-Sustainability Structuring Agent may rely conclusively on any such notice, without further inquiry, when implementing any such pricing adjustment).
ARTICLE IX
MISCELLANEOUS
SECTION 9.01.Amendments, Etc.  (x)  Subject to clause (2) below, no amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document (other than a Guaranteed Hedge Agreement), nor any consent to a departure by any Loan Party therefrom, shall, in any event, be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (1) subject to clause (2) below, terms relating to the rights or obligations of Lenders with respect to a particular Tranche, and not to Lenders of any other Tranche, may be amended, and the performance or observance by the Borrowers or any other Loan Party may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Tranche Required Lenders for such Tranche (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is a party thereto), and (2) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders or, where indicated below, all affected Lenders in addition to the Required Lenders, do any of the following at any time:  (i) change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to make any determinations, waive any rights, modify any provision or take any action hereunder (except, in each case, to the extent contemplated in Sections 2.18, 2.19 or 2.20), (ii) release any Borrower with respect to the Obligations (other than any Obligations in respect of any Guaranteed Hedge Agreement and except to the extent contemplated in Section 9.19), (iii) reduce or limit the obligations of the Parent Guarantor under Article VII or release the Parent Guarantor or otherwise limit the Parent Guarantor’s liability with respect to the Guaranteed Obligations (other than any Guaranteed Obligations with respect to any Guaranteed Hedge Agreement and except as otherwise permitted under the Loan Documents), (iv) other than any Guaranteed Obligations with respect to any Guaranteed Hedge Agreement and except as otherwise contemplated in Section 5.01(j), release any Guaranty that constitutes a material portion of the value of the Guaranteed Obligations (excluding any release of the Guaranty provided by the Parent Guarantor which shall be governed by clause (iii) above), (v) amend Section 2.13, Section 2.05(a) (only with respect to the requirement in such Section that any election to terminate or reduce outstanding Commitments must be done ratably among the Lenders in accordance with their Commitments to the relevant Tranche or Subfacility), Section 2.11(g) in a manner that would alter the pro rata sharing of payments required thereby or this Section 9.01, (vi) increase the Commitment of any Lender or subject any Lender to any additional obligations (except, in each case, to the extent contemplated in Section 2.18, Section 2.19 or Section 2.20) without the consent of such Lender, (vii) reduce the principal of, or interest on, the Advances of any Lender (other than the Obligations with respect to any Guaranteed Hedge Agreement and except to the extent of any reduction resulting from a reallocation effected pursuant to

Section 2.19 or Section 2.21(a)), or any fees or other amounts payable hereunder to any Lender (other than as provided in Section 2.07(d) or (f)), in each case without the consent of such Lender (except as provided in Section 2.23), (viii) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder to any Lender in each case without the consent of such Lender (other than as provided in Section 2.07(d) or (f)), (ix) extend the Termination Date without the consent of each affected Lender (and for the avoidance of doubt only Lenders with Advances or Commitments with respect to a Tranche shall be deemed to be affected by an extension of the Termination Date with respect to such Tranche), other than as provided by Section 2.16 or 9.01(c), (x) amend the definition of Committed Foreign Currencies, Multicurrency Committed Foreign Currencies, Australian Committed Currencies or Singapore Committed Currencies without the consent of any affected Lender, (xi) modify the definition of the term “Tranche Required Lenders” as it relates to a Tranche, or modify in any other manner the number or percentage of Lenders required to make any determinations in respect of such Tranche or waive any rights hereunder in respect of such Tranche or modify any provision hereof in respect of such Tranche, in each case, solely with respect to such Lenders under such Tranche, without the written consent of each Lender in respect of such Tranche; provided that with the consent of the Required Lenders, the provisions of this Section 9.01 and the definition of the term “Tranche Required Lenders” may be amended to include references to any Incremental Term Loan Facility (or any Lender under such Incremental Term Loan Facility) created pursuant to Section 2.18 on substantially the same basis as the corresponding references then existing in such definition, (xii) amend clause (iv) or clause (v) of Section 5.01(p) without the consent of each affected Lender; or (xiii) contractually subordinate in right of payment the Obligations of any Loan Party under the Loan Documents to any other Recourse Debt without the consent of each Lender; provided further that (A) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swing Line Bank or the applicable Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of such Swing Line Bank or of such Issuing Bank, as the case may be, under this Agreement; (B) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents; and (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, amend, waive or consent to any departure from, the provisions of Section 2.07(f) or the defined terms herein pertaining to the establishment, replacement or computation of any interest rate or interest rate margin applicable to any Obligations hereunder (except, in each case, in accordance with Sections 2.07(d), 2.07(f) and 9.01(f)).  In addition, if either (i) the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical nature in any of the Loan Documents or (ii) the Operating Partnership shall request one or more amendments of a technical nature to this Agreement in connection with the addition of a new Supplemental Tranche or a new Committed Foreign Currency that the Administrative Agent agrees is appropriate, then the Administrative Agent and the Borrowers shall be permitted to amend such this Agreement and/or the applicable Loan Document without any further action or consent of any other party if the same is not objected to in writing by the Required Lenders (or, if such amendment relates solely to a specific Tranche, the Tranche Required Lenders in respect of such Tranche) to the Administrative Agent within ten (10) Business Days following receipt of notice thereof.

(a)In the event that any Lender (a “Non-Consenting Lender”) shall refuse to consent to a waiver or amendment to, or a departure from, the provisions of this Agreement which requires the consent of all Lenders, all Lenders in respect of a Tranche or all affected Lenders and that has, where applicable, been consented to by the Required Lenders or the Tranche Required Lenders, then the Operating Partnership shall have the right, upon written demand to such Non-Consenting Lender and the Administrative Agent given at any time after the date on which such consent was first solicited in writing from the Lenders by the Administrative Agent (a “Consent Request Date”), to cause such Non-Consenting Lender to assign its rights and obligations under this Agreement (including, without limitation, its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to an Eligible Assignee designated by the Borrowers and approved by the Administrative Agent (such approval not to be unreasonably withheld) or to another Lender (a “Replacement Lender”).  The Replacement Lender shall purchase such interests of the Non-Consenting Lender at par and shall assume the rights and obligations of the Non-Consenting Lender under this Agreement upon execution by the Replacement Lender of an Assignment and Acceptance delivered pursuant to Section 9.07, however the Non-Consenting Lender shall be entitled to indemnification as otherwise provided in this Agreement with respect to any events occurring prior to such assignment.  Any Lender that becomes a Non-Consenting Lender agrees that, upon receipt of notice from the Borrowers given in accordance with this Section 9.01(b) it shall promptly execute and deliver an Assignment and Acceptance with a Replacement Lender as contemplated by this Section 9.01(b).  The execution and delivery of any such Assignment and Acceptance shall not be deemed to comprise a waiver of claims against any Non-Consenting Lender by the Borrowers or the Administrative Agent or a waiver of any claims against the Borrowers or the Administrative Agent by the Non-Consenting Lender.
(b)Notwithstanding any other provision of this Agreement, any Borrower may, by written notice to the Administrative Agent (which shall forward such notice to all Lenders) make an offer (a “Loan Modification Offer”) to all Lenders of one or more Tranches to make one or more amendments or modifications to allow the maturity of such Tranches and/or Commitments of the Accepting Lenders (as defined below) to be extended and, in connection with such extension, to (i) increase the Applicable Margin and/or fees payable with respect to the applicable Tranches and/or the Commitments of the Accepting Lenders and/or the payment of additional fees or other consideration to the Accepting Lenders, and/or (ii) change such additional terms and conditions of this Agreement solely as applicable to the Accepting Lenders (such additional changed terms and conditions (to the extent not otherwise approved by the Required Lenders under Section 9.01(a)) to be effective only during the period following the original maturity date in effect immediately prior to its extension by such Accepting Lenders) (collectively, “Permitted Amendments”).  Such notice shall set forth (A) the terms and conditions of the requested Permitted Amendments, and (B) the date on which such Permitted Amendments are requested to become effective (which shall not be less than 10 days nor more than 120 days after the date of such notice).  Permitted Amendments shall become effective only with respect to the Tranches and/or Commitments of the Lenders that accept the Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Tranches and/or Commitments as to which such Lender’s acceptance has been made.  The Loan Parties, each Accepting Lender and the Administrative Agent shall enter into a loan modification agreement (the “Loan Modification Agreement”) and such other documentation as the Administrative Agent shall reasonably specify to evidence (x) the acceptance of the Permitted Amendments and the terms and conditions thereof and (y) the authorization of the applicable Borrower or Borrowers to enter into and perform its obligations under the Loan Modification Agreement.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of any Loan Modification Agreement.  Each party hereto agrees that, upon the effectiveness of a Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Tranches and Commitments of the Accepting Lenders as to which such Lenders’ acceptance has been made.
(c)Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Advances or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders, the Tranche Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definitions of “Required Lenders” and “Tranche Required Lenders”) will automatically be deemed modified accordingly for the duration of such period), provided that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.

(d)Anything herein to the contrary notwithstanding, (i) if the Administrative Agent and the Borrowers have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or the other Loan Documents or an inconsistency between a provision of this Agreement and/or a provision of the other Loan Documents, the Administrative Agent and the Borrowers shall be permitted to amend such provision to cure such ambiguity, omission, mistake, defect or inconsistency, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document, so long as to do so would not adversely affect the interests of the Lender Parties in any material respect and (ii) the Administrative Agent and the Borrowers may amend the provisions of Section 9.02 with respect to notices that either the Administrative Agent or the Borrowers may deliver to each other but not with respect to notices to be delivered to any other Lender Party.
(e)If the Administrative Agent shall request the consent of the Lenders pursuant to Section 9.01(a) and any Lender shall fail to respond to such consent request (which response must include any information as may have been reasonably requested by the Administrative Agent from such Lender in connection with such consent request) within the earlier of (x) the applicable time period specified for the granting or withholding of such consent pursuant to the Loan Documents, if any, and (y) ten (10) Business Days after delivery of such request, then the Lender that has failed to respond shall be deemed to have consented to such request.
SECTION 9.02.Notices, Etc.  (y)  Except as otherwise provided herein, all notices and other communications provided for hereunder shall be either (x) in writing (including telegraphic communication) and mailed, telegraphed or delivered, (y) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), in an electronic medium and delivered as set forth in Section 9.02(b) or (z) as and to the extent expressly permitted in this Agreement, transmitted by email, provided that such email shall, in all cases, include an attachment (in PDF format or similar format) containing a legible signature of the person providing such notice (it being agreed, for the avoidance of doubt, that any Notice of Borrowing, Notice of Swing Line Borrowing, Notice of Issuance, notice of repayment or prepayment, notice cancelling a Letter of Credit, notice terminating or reducing Commitments, Reallocation Notice, notice requesting a Commitment Increase, Supplemental Tranche Request or notice requesting an extension of the Termination Date or Loan Modification Offer that is transmitted by email shall contain the actual notice or request, as applicable, attached to the email in PDF format or similar format and shall contain a legible signature of the person who executed such notice or request, as applicable), if to:
(i)the Borrowers, in care of the Operating Partnership at 5707 Southwest Parkway, Building 1, Suite 275, Austin, TX 78735, Attention:  Matt Mercier, Michael Brown and Jeannie Lee (and in the case of transmission by e-mail, with a copy by email to mmercier@digitalrealty.com, mpbrown@digitalrealty.com and jlee@digitalrealty.com) and a courtesy copy by regular mail to the attention of Jason R. Bosworth at Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, CA 90071-1560 (and in the case of transmission by email, with a copy by email to jason.bosworth@lw.com);
(ii)any Initial Lender, at its Applicable Lending Office or, if applicable, at the email address specified opposite its name on Schedule I hereto (and in the case of a transmission by email, with a copy by regular mail to its Applicable Lending Office);
(iii)any other Lender, at its Applicable Lending Office or, if applicable, at the email address specified in the Assignment and Acceptance pursuant to which it became a Lender (and in the case of a transmission by email, with a copy by regular mail to its Applicable Lending Office);
(iv)the (x) Administrative Agent or (y) Citibank, N.A. in its capacity as Swing Line Bank with respect to the Multicurrency Swing Line Facility, at its address at 1615 Brett Road, Ops III, New Castle, Delaware 19720, Attention:  Agency Operations, & Citigroup Global Loans or, if applicable, by email to agentnotice@citi.com,glagentofficeops@citi.com, global.loans.support@citi.com,

oploanswebadmin@citi.com, apac.rla.ca@citi.com and apac.loansagency@citi.com (and in the case of a transmission by email, with a copy by U.S. mail to the aforementioned address) (and, in the case of each Notice of Borrowing relating to an Advance (1) under the Australian Dollar Revolving Credit Tranche, to au.loanoperations@citi.com, kerry.hymann@citi.com; steve.phan@citi.com, loukas.makrides@citi.com, maria.mills@citi.com, apac.rla.ca@citi.com and apac.loansagency@citi.com or (2) under the Singapore Dollar Revolving Credit Tranche, to apac.rla.ca@citi.com, apac.loansagency@citi.com, sg.gsg.rateam@citi.com, sg.gsg.rateam@citi.com, khoa.chuong.huynh@citi.com, cheeyuen.lye@citi.com, leantsee.chua@citi.com, juffri.adnan@citi.com, ying.ying.koh@citi.com, klcsc.loansops@citi.com, amanda.carmen.pereira@citi.com, and azraff.rosezulkifly@citi.com (and in the case of a transmission by email, with a copy by regular mail to the aforementioned address);
(v)the Administrative Agent with respect to matters relating to the Multicurrency Revolving Credit Tranche or the Swing Line Bank with respect to Advances in Euro or Sterling under the Multicurrency Swing Line Facility, at its address at Citicorp Centre, 25 Canada Square, London, E14 5LB, Attention:  Loans Agency by email to the email addresses notified to the Borrowers and the Lenders from time to time (in each case with a copy to the Administrative Agent pursuant to clause (iv) above);
(vi)the Swing Line Bank for the U.S. Dollar Swing Line Facility, at its address at Bank of America, CSR, Building 5A, Mindspace – Raheja IT Park, Hitec City, Madhapur, Ste 5A, Hyderabad Telangana 500081, India, or, if applicable, by email to Bank_of_America_As_Lender_3@baml.com (and in the case of a transmission by e-mail, with a copy by regular mail to the aforementioned address);
(vii)the Issuing Bank with respect to the Multicurrency Letter of Credit Facility, Citibank, N.A., at its address at 1615 Brett Road, Ops III, New Castle, Delaware 19720, Attention:  Agency Operations, & Citigroup Global Loans or, if applicable, by email to agentnotice@citi.com, glagentofficeops@citi.com, global.loans.support@citi.com, oploanswebadmin@citi.com, (and (x) in the case of a transmission by email, with a copy by U.S. mail to each of the aforementioned addresses and (y) in the case of correspondence relating to the Multicurrency Letter of Credit Facility, with a copy to the Administrative Agent pursuant to clause (iv) above);
(viii)the Issuing Bank with respect to the Singapore Letter of Credit Facility, JPMorgan Chase Bank, N.A. at its address at 88 Market Street, 26F CapitaSpring, Singapore 048948 or, if applicable, by email to pei.yun.lam@jpmorgan.com and asia.loan.operations@jpmorgan.com (and in the case of a transmission by email, with a copy by regular mail to the aforementioned address);
(ix)the Issuing Bank with respect to the Australian Letter of Credit Facility, JPMorgan Chase Bank, N.A. at its address at Sarjapur Outer Ring Rd, Vathur Hobli, Floor 4, Bangalore, 560 087, India, Attention:  Europena Loan Operations, or, if applicable, by email to European.loan.operations@jpmorgan.com, European.loan.operations@jpmchase.com, 442074923297@tls.ldsprod.com, 12012443885@docs.ldsprod.com, na.cpg@jpmchase.com (and in the case of a transmission by email, with a copy by regular mail to the aforementioned address);
(x)the Issuing Bank with respect to the U.S. Dollar Letter of Credit Facility, Bank of America, N.A., at its address at 1 Fleet Way, Scranton, PA 18507, Attention:  John P. Yzeik, and Jennifer Whitlock or, if applicable, by email to Scranton_standby_LC@bankofamerica.com;
(xi)the Issuing Bank with respect to the KRW-A Letter of Credit Facility and the KRW-B Letter of Credit Facility, Citibank, N.A. at its address at Citibank Korea Inc., 50 Saemunan-ro, Jongno-gu, Seoul, Korea or, if applicable, by email to kr.tradeicgteam@citi.com;

(xii)the Issuing Bank with respect to the IDR Letter of Credit Facility, JPMorgan Chase Bank, N.A. at its address at 6F The Energy Building, SCBD Lot 11A, Jl. Jenderal Sudirman Kav. 52-53, Jakarta Selatan 12190, Indonesia, or, if applicable, by email to Raymond.gunawan@jpmorgan.com and jakarta.loan.operations@jpmorgan.com (and in the case of a transmission by email, with a copy by regular mail to the aforementioned address);
(xiii)the Swing Line Bank for the Singapore Swing Line Facility, at its address at JP Morgan Chase Bank, Singapore Branch, Asia Loan Operations, 4th Floor, Prestige Technology Platina block, Near Marathalli Junction, Outer Ring Road, Kadabeesanahalli, Varthur Hobli, Bangalore, 560103; Tel:  81‐3‐6736‐6716 or, if applicable, by email to tokyo.trade.and.loan.ops@jpmorgan.com (and, in the case of a transmission by e mail, with a copy by regular mail to the aforementioned address);
(xiv)the Swing Line Bank for the Australian Swing Line Facility, at its address at JP Morgan Chase Bank, Sydney Branch, Asia Loan Operations, 4th Floor, Prestige Technology Platina block, Near Marathalli Junction, Outer Ring Road, Kadabeesanahalli, Varthur Hobli, Bangalore, 560103; Tel:  91-80-6790 5450 or, if applicable, by email to asia.loan.operations@jpmorgan.com (and in the case of a transmission by email, with a copy by regular mail to the aforementioned address);
(xv)the Swing Line Bank for the KRW-A Swing Line Facility and the KRW-B Swing Line Facility, at its address at JPMorgan Chase Bank, N.A. at its address at JPMorgan Plaza, 35, Sesomun-ro 11-gil, Jung-gu, Seoul 04516, Korea, or, if applicable, by email to kr.trade.loan.ops@jpmorgan.com (and in the case of a transmission by email, with a copy by regular mail to the aforementioned address);
(xvi)the Existing Issuing Bank, at its address at BNP Paribas, S.A., 787 Seventh Avenue, New York, NY 10019; and
(xvii)BofA Securities, in its capacity as a Co-Sustainability Structuring Agent, at its address at 620 South Tryon Street, NC1-030-21-01, Charlotte, NC 28255, Attention:  Jeffrey Holmes or, if applicable, by email to jeffrey.holmes@bofa.com (and in the case of a transmission by email, with a copy by U.S. mail to the aforementioned address); and
(xviii)Citibank, in its capacity as a Co-Sustainability Structuring Agent, at its address at 1615 Brett Road OPS III, New Castle, DE 19720, Attention:  Global Loans/Agency or, if applicable, by email to global.loans.support@citi.com (and in the case of a transmission by email, with a copy by U.S. mail to each of the aforementioned address);

or, as any of the abovementioned parties, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent.  All such notices and communications shall, when mailed, be effective on the third (3rd) Business Day after being deposited in the mails, when telegraphed, to be effective on the date delivered to the telegraph company, and, when emailed, be effective on the date of being confirmed by email, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VIII shall not be effective until received by the Administrative Agent.  Delivery by email of an executed counterpart of any amendment or waiver of any provision of this Agreement, any Note, any other Loan Document or of any Exhibit hereto or thereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof, provided that any such email shall, in all cases, include an attachment (in PDF format or similar format) containing a copy of such document including the legible signature of the person who executed the same.

(b)Materials required to be delivered pursuant to Section 5.03(a), (b), (c), (d) and (h) shall, if required by the Administrative Agent, be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lender Parties by email at oploanswebadmin@citigroup.com or such other email addressed provided to the Borrowers by the Administrative Agent from time to time for this purpose.  The Administrative Agent named herein hereby requires that such materials be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lender Parties by email at oploanswebadmin@citigroup.com or such other email addressed provided to the Borrowers by the Administrative Agent from time to time for this purpose.  The Borrowers agree that the Administrative Agent may make such materials, as well as any other written information, documents, instruments and other material relating to any Borrower, any Loan Party, any of their Subsidiaries or any other materials or matters relating to this Agreement, the Notes, any other Loan Document or any of the transactions contemplated hereby or thereby (collectively, the “Communications”) available to the Lender Parties by posting such notices on Intralinks or a substantially similar electronic transmission system (the “Platform”).  Subject to Section 5.03(i), the Administrative Agent shall make available to the Lender Parties on the Platform the materials delivered to the Administrative Agent pursuant to Section 5.03.  The Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform.  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.
(c)Each Lender Party agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender Party for purposes of this Agreement, provided that if requested by any Lender Party, the Administrative Agent shall deliver a copy of the Communications to such Lender Party by email.  Each Lender Party agrees (i) to notify the Administrative Agent in writing of such Lender Party’s email address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender Party becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective email address for such Lender Party) and (ii) that any Notice may be sent to such email address.
SECTION 9.03.No Waiver; Remedies.  No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.
SECTION 9.04.Costs and Expenses.  (z)  Each Loan Party agrees jointly and severally to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto (subject to the terms of the Fee Letter with respect to counsel fees incurred by the Administrative Agent through the Closing Date) with respect to advising the Administrative Agent as to its rights and responsibilities (including, without limitation, with respect to reviewing and advising on any matters required to be completed by the Loan Parties on a post-closing basis), or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto and (C) the reasonable fees and expenses of counsel for the Administrative Agent with respect to the preparation, execution, delivery and review of any documents and instruments at any time delivered pursuant to Section 5.01(j)) and (ii) all reasonable out-of-pocket costs and expenses of the Administrative Agent and each Lender Party in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender Party with respect thereto), provided that the Loan Parties shall not be required to pay the costs and expenses of more than one counsel for the Administrative Agent and the Lender Parties, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted Lender Parties), and any necessary or desirable local or foreign counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted Lender Parties).

(a)Each Loan Party agrees to indemnify, defend and save and hold harmless each Indemnified Party from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of one counsel for the Indemnified Parties, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted Indemnified Parties), and any necessary or desirable local or foreign counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted Indemnified Parties)) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facility, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from (x) such Indemnified Party’s gross negligence or willful misconduct or the gross negligence or willful misconduct of such Indemnified Party’s officers, directors, employees or agents (y) a breach in bad faith of such Indemnified Party’s obligations hereunder or under any other Loan Document or (z) a claim not involving an act or omission of any Loan Party or any of its respective Subsidiaries and that is brought by an Indemnified Party against another Indemnified Party (other than against an Arranger, a Co-Sustainability Structuring Agent or the Administrative Agent in their capacities as such).  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the Loan Documents are consummated.  Each Loan Party also agrees not to assert any claim against the Administrative Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facility, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated by the Loan Documents.  This Section 9.04(b) shall not apply with respect to Taxes.
(b)If any payment of principal of, or Conversion of, any Floating Rate Advance is made by any Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a reallocation, payment or Conversion pursuant to Section 2.06, 2.09(b)(i), 2.10(d), 2.18(e) or 2.19(d), acceleration of the maturity of the Advances or the Notes pursuant to Section 6.01 or for any other reason, or if any Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrowers shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation (for Advances other than Daily RFR Advances), any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.  A certificate as to any amount payable pursuant to this Section 9.04(c) shall be submitted to the Borrowers by the applicable Lender Party and shall be conclusive and binding for all purposes, absent fraud or manifest error.
(c)If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion.
(d)Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrowers and the other Loan Parties contained in Sections 2.10 and 2.12, Section 7.06 and this Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.
(e)Notwithstanding the foregoing in this Section 9.04, for so long as a TMK is prohibited under the TMK Law from guaranteeing or being liable for the obligations of any other Person, a TMK that is a Borrower shall be liable only for obligations under this Section 9.04 with respect to itself and not any other Loan Party.
(f)No Indemnified Party referred to in Section 9.04(b) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from (x) such Indemnified Party’s gross negligence or willful misconduct or the gross negligence or willful misconduct of such Indemnified Party’s officers, directors, employees or agents, (y) a breach in bad faith of such Indemnified Party’s obligations hereunder or under any other Loan Document or (z) a claim not involving an act or omission of any Loan Party or any of its respective Subsidiaries and that is brought by an Indemnified Party against another Indemnified Party (other than against an Arranger, a Co-Sustainability Structuring Agent or the Administrative Agent in their capacities as such).
SECTION 9.05.Right of Set-off.  Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances or the Notes due and payable pursuant to the provisions of Section 6.01, the Administrative Agent and each Lender Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender Party or such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the Obligations of such Borrower or such Loan Party now or hereafter existing under the Loan Documents, irrespective of whether the Administrative Agent or such Lender Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured.  The Administrative Agent and each Lender Party agrees promptly to notify the Borrowers or such Loan Party after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Administrative Agent and each Lender Party and their respective Affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent, such Lender Party and their respective Affiliates may have.  Notwithstanding the foregoing, if any Defaulting Lender exercises any such right of setoff, (x) all amounts so set off will be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.21(a) and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, the Swing Line Banks and the Lenders and (y) the Defaulting Lender will provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

SECTION 9.06.Binding Effect.  This Agreement shall become effective when it shall have been executed by each Borrower named on the signature pages hereto, each Guarantor named on the signature pages hereto and the Administrative Agent shall have been notified by each Initial Lender and each initial Issuing Bank that such Initial Lender or such initial Issuing Bank, as the case may be, has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers named on the signature pages hereto, the Guarantors named on the signature pages hereto and the Administrative Agent and each Lender Party and their respective successors and assigns, except that neither any Borrower nor any other Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lender Parties and the Co-Sustainability Structuring Agents.
SECTION 9.07.Assignments and Participations; Replacement Notes  (aa)  Each Lender may (and, if demanded by the Borrowers in accordance with Section 2.10(g) or 9.01(b) will) assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more of the Tranches (and any assignment of a Commitment or an Advance must be made to an Eligible Assignee that is capable of lending in the Committed Foreign Currencies related to such Commitment and Advance), (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or a Fund Affiliate of any Lender or an assignment of all of a Lender’s rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the Transfer Date) shall in no event be less than the Commitment Minimum under each Tranche or an integral multiple in excess thereof of $1,000,000 in the case of the U.S. Dollar Revolving Credit Tranche, $1,000,000 in the case of the Multicurrency Revolving Credit Tranche, A$1,000,000 in the case of the Australian Dollar Revolving Credit Tranche, S$1,000,000 in the case of the Singapore Dollar Revolving Credit Tranche, IDR10,000,000,000 in the case of the IDR Revolving Credit Tranche, KRW1,000,000,000 in the case of the KRW-A Revolving Credit Tranche and the KRW-B Revolving Credit Tranche and the Equivalent of $1,000,000 in the case of any Supplemental Tranche (or, in each case, such lesser amount as shall be approved by the Administrative Agent and, so long as no Event of Default shall have occurred and be continuing at the time of effectiveness of such assignment, the Operating Partnership), (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments shall be permitted until the Administrative Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, without the consent of the Administrative Agent, (v) each such assignment made as a result of a demand by the Borrowers pursuant to Section 2.10(g) or 9.01(b) shall be an assignment of all rights and obligations of the assigning Lender under this Agreement and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and, except if such assignment is being made by a Lender to an Affiliate or Fund Affiliate of such Lender, the Processing Fee; provided, however, that for each such assignment made as a result of a demand by the Borrowers pursuant to Section 2.10(g) or 9.01(b), the Borrowers shall pay or cause to be paid to the Administrative Agent the Processing Fee; provided further that the Administrative Agent may, in its sole discretion, elect to waive the Processing Fee in the case of any assignment.  Notwithstanding the foregoing, no such assignment will be made by any Lender to any Defaulting Lender or Potential Defaulting Lender or any of their respective Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this sentence and no assignment, transfer, sub-participation or subcontracting in relation to a drawing under this Agreement by a French Borrower may be effected to a Lender incorporated, domiciled, established or acting through a lending office situated in a Non-Cooperative Jurisdiction.  In the same way, no Lender having made an Advance under this Agreement to a French Borrower shall change its lending office for a lending office situated in a Non-Cooperative Jurisdiction.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, each Swing Line Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances and participants in Letters of Credit and Swing Line Advances in accordance with its Pro Rata Share.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder becomes effective under applicable law without compliance with the provisions of this Section 9.07(a), then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(a)Upon such execution, delivery, acceptance and recording in the Register, from and after the later of such Transfer Date or recording, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (ii) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12, 7.06, 8.05 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender’s or Issuing Bank’s rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).
(b)By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows:  (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, any Co-Sustainability Structuring Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible

Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.
(c)The Administrative Agent on behalf of the Borrowers shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and, with respect to Lender Parties, the Commitment under each Tranche of, and principal amount of (and stated interest on) the Advances owing under each Tranche to, each Lender Party from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrowers or the Administrative Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.
(d)Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers.  In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the applicable Borrower, at its own expense, shall, if requested by the applicable Lender, execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note payable to such Eligible Assignee in an amount equal to the portion of the outstanding Advances purchased by it under each Tranche and any unfunded Commitment assumed by it under each Tranche pursuant to such Assignment and Acceptance and, if any assigning Lender has retained any portion of the outstanding Advances under a Tranche or any unfunded Commitment under a Tranche, a new Note payable to such assigning Lender in an amount equal to the portion of such Advances and such unfunded Commitments retained by it hereunder.  Such new Note or Notes, if any, shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.
(e)Each Issuing Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) except in the case of an assignment to a Person that immediately prior to such assignment was an Issuing Bank or an assignment of all of an Issuing Bank’s rights and obligations under this Agreement, the amount of the Letter of Credit Commitment of the assigning Issuing Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the Minimum Letter of Credit Commitment and shall be in an integral multiple in excess thereof of $1,000,000 in the case of the U.S. Dollar Letter of Credit Facility, $1,000,000 in the case of the Multicurrency Letter of Credit Facility, A$1,000,000 in the case of the Australian Letter of Credit Facility, IDR10,000,000,000 in the case of the IDR Letter of Credit Facility, KRW1,000,000,000 in the case of the KRW-A Letter of Credit Facility and the KRW-B Letter of Credit Facility, and S$1,000,000 in the case of the Singapore Letter of Credit Facility, (ii) each such assignment shall be to an Eligible Assignee and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with the Processing Fee, provided that such fee shall not be payable if the assigning Issuing Bank is making such assignment simultaneously with the assignment in its capacity as a Lender of all or a portion of its Revolving Credit Commitment to the same Eligible Assignee.

(f)The assignee may, with respect to an assignment of rights by a Lender under this Agreement with respect to any French Borrower, if it considers it necessary to make such assignment effective as against any third party, arrange for the Assignment and Acceptance to be notified to such French Borrower by a bailiff (huissier) in accordance with article 1690 of the French Civil Code.  For the avoidance of doubt, in no event shall the non-compliance by the assignee with the provisions of this paragraph (g) affect the validity of transfer of rights and obligations or the validity of the assignment of rights as the case may be.
(g)Each Lender Party may sell participations to one or more Persons (other than any natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it) without the consent of the Borrowers, the Administrative Agent, any Co-Sustainability Structuring Agent, any Issuing Bank or any Swing Line Bank; provided, however, that (i) such Lender Party’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent, the Co-Sustainability Structuring Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party’s rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except that any agreement with respect to such participation may provide that such participant shall have a right to approve such amendment, waiver or consent to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, and (vi) if, at the time of such sale, such Lender Party was entitled to payments under Section 2.12(a) or (e) in respect of withholding tax with respect to interest paid at such date, then, to such extent, the term Indemnified Taxes shall include (in addition to withholding taxes that may be imposed in the future as a result of a change in law or other amounts otherwise includable in Indemnified Taxes) withholding tax, if any, applicable with respect to such participant on such date, provided that such participant complies with the requirements of Section 2.12(g) as if it were a Lender, such participant agrees to be subject to the provisions of Section 2.10(g) as if it were an assignee under this Section 9.07, and such participant shall not be entitled to receive any greater payment under Section 2.12 (a) or (e) than such Lender Party would have been entitled to receive.  Each Lender Party that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender Party shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender Party shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(h)Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to any Borrower furnished to such Lender Party by or on behalf of any Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party in accordance with the provisions of Section 9.12.
(i)In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Banks, the Swing Line Banks and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances relating to the applicable Tranche and participations in Letters of Credit and Swing Line Advances in accordance with its Applicable Pro Rata Share.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder becomes effective under applicable law without compliance with the provisions of this Section 9.07(j), then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
(j)(i)  If a Lender changes its name it shall, at its own costs and within seven (7) Business Days from the date of the name change, provide and deliver to the Administrative Agent an original or certified true copy of a legal opinion issued by the legal advisers to such Lender in the jurisdiction where such Lender is incorporated, addressed to the Administrative Agent (in form and substance satisfactory to the Administrative Agent):  (A) identifying the Lender which has changed its name, its new name, the date from which the change has taken effect; and (B) confirming that the Lender’s obligations under the Loan Documents remain legal, valid, binding and enforceable obligations even after the change of name.
(i)If a Lender is involved in a corporate reorganization or reconstruction, it shall at its own costs and within seven (7) Business Days from the effective date of such corporate reorganization or reconstruction, provide and deliver to the Administrative Agent:  (A) an original or certified true copy of a legal opinion issued by the legal advisers to such Lender in each of the jurisdictions where such Lender is incorporated and where the Lender’s Applicable Lending Office is located; and (B) an original or certified true copy of a legal opinion issued by the legal advisers to such Lender in each of those jurisdictions governing the Loan Documents confirming that such Lender’s obligations under the Loan Documents remain legal, valid and binding obligations enforceable as against the surviving entity after the corporate reorganization or reconstruction.
(ii)If a Lender fails to provide and deliver to the Administrative Agent any of the legal opinions referred to in clauses (i) and (ii) above, it shall upon the request of the Administrative Agent, sign and deliver to the Administrative Agent an Assignment and Acceptance, transferring all its rights and obligations under the Loan Documents to the new entity.
(k)Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it, if any), including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any other central bank in accordance with applicable local laws or regulations.
(l)Upon notice to the applicable Borrower from the Administrative Agent or any Lender of the loss, theft, destruction or mutilation of any Lender’s Note, such Borrower will execute and deliver, in lieu of such original Note, a replacement promissory note, identical in form and substance to, and dated as of the same date as, the Note so lost, stolen or mutilated, subject to delivery by such Lender to such Borrower of an affidavit of lost note and indemnity in customary form.  Upon the execution and delivery of the replacement Note, all references herein or in any of the other Loan Documents to the lost, stolen or mutilated Note shall be deemed references to the replacement Note.
(m)In order to comply with the Dutch Financial Supervision Act (Wet op het financieel toezicht), any Commitments, Advances or any Notes related thereto assigned to any assignee or any participations to any participant under this Section 9.07, as to which a Person domiciled in The Netherlands is a Borrower, shall be in each case in a principal amount of at least €100,000 (or its equivalent in any other currencies) per Lender or participant, as the case may be, or such other amount as may be required from time to time by the Dutch Financial Supervision Act (or implementing legislation), or if less, such assignee or participant shall confirm in writing to the Borrowers that it is a professional market party within the meaning of the Dutch Financial Supervision Act.
SECTION 9.08.Execution in Counterparts.  This Agreement and each other Loan Document may be executed in any number of counterparts and by different parties hereto or thereto, as applicable, in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement or any other Loan Document by email (with the executed counterpart of the signature pages attached to the email in .pdf format or similar format) shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document, as applicable.  Copies of originals, including copies delivered by .pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement and each other Loan Document.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.  Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto (or to any other Loan Document) without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender Party, any electronic signature shall be promptly followed by a manually executed counterpart.  Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any other Loan Document based solely on the lack of paper original copies of this Agreement and/or such other Loan Document and (ii) any claim against the Administrative Agent, each Lender Party for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
SECTION 9.09.Severability.  In case one or more provisions of this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
SECTION 9.10.Usury Not Intended.  It is the intent of the Borrowers and each Lender Party in the execution and performance of this Agreement and the other Loan Documents to contract in strict compliance with applicable usury laws, including conflicts of law concepts, governing the Advances of each

Lender Party including such applicable laws of the State of New York and the United States of America from time to time in effect.  In furtherance thereof, the Lender Parties and the Borrowers stipulate and agree that none of the terms and provisions contained in this Agreement or the other Loan Documents shall ever be construed to create a contract to pay, as consideration for the use forbearance or detention of money, interest at a rate in excess of the Maximum Rate and that for purposes hereof “interest” shall include the aggregate of all charges which constitute interest under such laws that are contracted for, taken, charged, received, reserved or paid under this Agreement; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts contracted for, taken, charged, received, reserved or paid on the Advances, include amounts which, by applicable law, are deemed interest which would exceed the Maximum Rate, then such excess shall be deemed to be a mistake and, each Lender Party receiving the same shall credit the same on the principal of the Obligations of the applicable Borrowers under the Loan Documents (or if such Obligations shall have been paid in full, refund said excess to such Borrowers).  In the event that the Obligations of the Borrowers under the Loan Documents are accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Rate and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the principal of the Obligations of the applicable Borrowers under the Loan Documents (or, if such Obligations shall have been paid in full, refunded to such Borrowers).  In determining whether or not the interest paid or payable under any specific contingencies exceeds the Maximum Rate, the Borrowers and the Lender Parties shall to the maximum extent permitted under applicable law amortize, prorate, allocate and spread in equal parts during the period of the full stated term of the Facility all amounts considered to be interest under applicable law at any time contracted for, taken, charged, received, reserved or paid in connection with the Obligations of the Loan Parties under the Loan Documents.  The provisions of this Section shall control over all other provisions of this Agreement or the other Loan Documents which may be in apparent conflict herewith.

SECTION 9.11.WAIVER OF JURY TRIAL.  EACH BORROWER, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES, THE LETTERS OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
SECTION 9.12.Confidentiality.  Neither the Administrative Agent nor any Lender Party shall disclose any Confidential Information to any Person without the prior written consent of the Operating Partnership, other than (a) to such Administrative Agent’s or such Lender Party’s Affiliates, head office, branches and representative offices, and their officers, directors, employees, agents and advisors (each, a “Recipient”) and between each other as such Recipient shall consider appropriate, and to actual or prospective Eligible Assignees and participants (including such Eligible Assignee or participant’s Affiliates, Related Funds and professional advisors), and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, provided that, to the extent legally permissible and practicable, the Administrative Agent or Lender Party, as applicable, shall provide prior written notice of such disclosure to the Operating Partnership in order to permit the Operating Partnership to seek confidential treatment of such information, (c) as requested or required by any state, Federal or foreign authority or examiner regulating, or self-regulatory body having or claiming oversight over, such Lender, provided that, to the extent legally permissible and practicable, the Administrative Agent or Lender Party, as applicable, shall provide prior written notice of such disclosure to the Operating Partnership in order to permit the Operating Partnership to seek confidential treatment of such information, (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender, (e) to any service provider of the Administrative Agent or such Lender, provided that the Persons to whom such disclosure is made pursuant to this clause (e) will be informed of the confidential nature of such

Confidential Information and shall have agreed in writing to keep such Confidential Information confidential, (f) to any Person that holds a security interest in all or any portion of any Lender’s rights under this Agreement, provided that the Persons to whom such disclosure is made pursuant to this clause (f) will be informed of the confidential nature of such Confidential Information and shall (except with respect to any Applicable Governmental Authority) have agreed in writing to keep such Confidential Information confidential, (g) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (h) to the extent required for the purposes of establishing a “due diligence” defense or a defense against a claim that the Administrative Agent or such Lender Party, as applicable, has breached its confidentiality obligations, (i) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to any actual or prospective party to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (j) to other Lender Parties and (k) with the prior written consent of the Borrowers; and in each case the Borrowers hereby consent to the disclosure by the Administrative Agent and any Lender Party of Confidential Information that is made in strict accordance with clauses (a) to (k), and the disclosure of other information relating to the Borrowers and the transactions hereunder that does not constitute Confidential Information.  Notwithstanding any other provision in this Agreement or any other document, the parties hereby agree that (x) each party (and each employee, representative, or other agent of such party) may each disclose to any and all Persons, without limitation of any kind, the United States tax treatment and United States tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to each party relating to such United States tax treatment and United States tax structure and (y) the Administrative Agent may disclose the identity of any Defaulting Lender to the other Lenders and the Borrowers if requested by any Lender or any Borrower.  In acting as the Administrative Agent, Citibank shall be regarded as acting through its agency division which shall be treated as a separate division from any of its other divisions or departments and, notwithstanding any of the Administrative Agent’s disclosure obligations hereunder, any information received by any other division or department of Citibank may be treated as confidential and shall not be regarded as having been given to Citibank’s agency division.  Each Recipient may disclose any Confidential Information pursuant to and subject to clauses (b) and (c) above.  For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing Confidential Information regarding suspected violations of laws, rules, or regulations to any Applicable Governmental Authority without any notification to any person.

For the purposes of the Personal Data Protection Act (2012) of Singapore, each of the Loan Parties acknowledges that it has read and understood the Customer Circular relating to the Personal Data Protection Act (for Corporate and Institutional Customers) (the “Privacy Circular”), which is available at www.citibank.com.sg/icg/pdpacircular or upon request, and which explains the purposes for which a Lender Party may collect, use, disclose and process (collectively, “process”) personal data of natural persons.  Each of the Loan Parties warrants that to the extent required by applicable law or regulation, it has provided notice to and obtained consent from relevant natural persons to allow the Lender Parties to process its personal data as described in the Privacy Circular as may be updated from time to time, prior to disclosure of such personal data to such Lender Party.  Each of the Loan Parties further warrants that any such consent has been granted by these natural persons.

SECTION 9.13.Patriot Act; Anti-Money Laundering Notification; Beneficial Ownership.

Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that (a) pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and other Anti-Corruption Laws and anti-terrorism laws and regulations, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act and such other Anti-Corruption Laws and anti-terrorism laws and regulations and (b) pursuant to the Beneficial Ownership Regulation, it is required, to the extent that any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to obtain a Beneficial Ownership Certification in connection with the execution and delivery of this Agreement.  The Parent Guarantor and the Borrowers shall, and shall cause each of their Subsidiaries to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lender to assist the Administrative Agent or Lender in maintaining compliance with the Patriot Act and other Anti-Corruption Laws and anti-terrorism laws and regulations including Sanctions.

SECTION 9.14.Jurisdiction, Etc.  (bb)  Except to the extent set forth in clause (c) below, each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court.  Each such party further agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Except to the extent set forth in clause (c) below, nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.
(a)Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(b)Without prejudice to any other mode of service allowed under any applicable law, each Loan Party not formed or incorporated in the United States:  (i) appoints the Initial Process Agent (as defined below) as its agent for service of process in relation to any proceedings before the courts described in Section 9.14(a) in connection with the Loan Documents and (ii) agrees that failure by any Process Agent (as defined below) to notify any Loan Party of the process will not invalidate the proceedings concerned.  If any Person appointed as a Process Agent is unable for any reason to act as agent for service of process, the Borrowers shall immediately (and in any event within ten (10) days of such event taking place) appoint another process agent on terms acceptable to the Administrative Agent (such replacement process agent and the Initial Process Agent, each a “Process Agent”).  Failing this, the Administrative Agent may appoint another process agent for this purpose.  “Initial Process Agent” means:

Corporation Service Company (CSC)
19 West 44th Street, Suite 200
New York, New York 10036

SECTION 9.15.Governing Law.  This Agreement, including Section 9.14, and the other Loan Documents, including but not limited to the validity, interpretation, construction, breach, enforcement or termination hereof and thereof, shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 9.16.Judgment Currency.  (cc)  If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency at Citibank N.A.’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

(a)The obligation of each Loan Party in respect of any sum due from it in any currency (the “Relevant Currency”) to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (including by the Administrative Agent on behalf of such Lender, as the case may be), of any sum adjudged to be so due in such other currency, such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Relevant Currency with such other currency.  If the amount of the Relevant Currency so purchased is less than such sum due to such Lender or the Administrative Agent (as the case may be) in the Relevant Currency, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the Relevant Currency so purchased exceeds such sum due to any Lender or the Administrative Agent (as the case may be) in the Relevant Currency, such Lender or the Administrative Agent (as the case may be) agrees to promptly remit to the applicable Loan Party such excess.
SECTION 9.17.Substitution of Currency; Changes in Market Practices.  (dd)  If a change in any foreign currency occurs pursuant to any applicable law, rule or regulation of any governmental, monetary or multi-national authority, this Agreement (including, without limitation, the definition of Eurocurrency Rate) will be amended to the extent determined by the Administrative Agent (acting reasonably and in consultation with the Borrowers) to be necessary to reflect the change in currency (and any relevant market conventions or practices relating to such change in currency) and to put the Lender Parties and the Borrowers in the same position, so far as possible, that they would have been in if no change in such foreign currency had occurred.
(a)Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent (in consultation with the Borrowers) may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
SECTION 9.18.No Fiduciary Duties.  Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Lender Party or any Affiliate thereof, on the one hand, and such Loan Party, its stockholders or its Affiliates, on the other.  The Loan Parties agree that the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions.  Each Loan Party agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  Each of the Loan Parties acknowledges that the Administrative Agent, the Lender Parties and their respective Affiliates may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Loan Party may regard as conflicting with its interests and may possess information (whether or not material to the Loan Parties) other than as a result of (x) the Administrative Agent acting as administrative agent hereunder or (y) the Lender Parties acting as lenders hereunder, that the Administrative Agent or any such Lender Party may not be entitled to share with any Loan Party.  Without prejudice to the foregoing, each of the Loan Parties agrees that the Administrative Agent, the Lender Parties and their respective Affiliates may (a) deal (whether for its own or its customers’ account) in, or advise on, securities of any Person, and (b) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with other Persons in each case, as if the Administrative Agent were not the Administrative Agent and as if the Lender Parties were not Lender Parties, and without any duty to account therefor to the Loan Parties.  Each of the Loan Parties hereby irrevocably waives, in favor of the Administrative Agent, the Lender Parties and the Arrangers, any conflict of interest which may arise by virtue of the Administrative Agent, the Arrangers and/or the Lender Parties acting in various capacities under the Loan Documents or for other customers of the Administrative Agent, any Arranger or any Lender Party as described in this Section 9.18.

SECTION 9.19.Removal of Borrowers.  Notwithstanding anything to the contrary in Section 9.01(a), so long as no Default or Event of Default has occurred and is then continuing and subject to Section 5.01(j), the Operating Partnership shall have the right to remove any Subsidiary of the Operating Partnership as a Borrower under the Facility that has no Advances to it outstanding at the time of such removal by providing written notice of such removal to the Administrative Agent.  Any such notice given in accordance with this Section 9.19 shall be effective upon receipt by the Administrative Agent, which shall promptly give the Lenders notice of such removal.  After the receipt of such written notice by the Administrative Agent, such Subsidiary shall cease to be a Borrower hereunder.  Once removed pursuant to this Section 9.19, such Subsidiary shall have no right to borrow under the Facility unless the Operating Partnership provides notice as required pursuant to Section 5.01(p) of the request again to add such Subsidiary as an Additional Borrower hereunder and such Subsidiary complies with the conditions set forth in Section 5.01(p) to become an Additional Borrower hereunder.
SECTION 9.20.Acknowledgement and Consent to Bail-In of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
SECTION 9.21.Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Guaranteed Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section 9.21, the following terms have the following meanings:
(i)“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party.
(ii)“Covered Entity” means any of the following:
(iii)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(iv)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(v)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
(vi)“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(vii)“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

DIG ITAL REALTY TRUST, L.P.,

a Maryland limited pa1tnership

By: Digital Realty Trust, Inc., its sole general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

DIGITAL SINGAPORE JURONG EAST PTE. LTD.,

a Singapore private limited company

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Authorized Person

DIGITAL SINGAPORE l PTE. LTD.,

a Singapore private limited company

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Authorized Person

DIGITAL HK JV HOLDING LIMITED,

a British Virgin Islands business company

By:  /s/ Jeannie Lee

Name: Jeannie Lee
Title: Director

[Signatures continue]

DIGITAL SINGAPORE 2 PTE. LTD.,

a Singapore private limited company

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Authorized Person

DIGITAL HK KIN CHUEN LIMITED,

a Hong Kong limited company

By:  /s/ Jeannie Lee

Name: Jeannie Lee
Title: Director

DIGITAL STOUT HOLDING, LLC,

a Delaware limited liability company

By: Digital Realty Trust, L.P., its manager

By: Digital Realty Trust, Inc., its member

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

DIGITAL JAPAN, LLC,

a Delaware limited liability company

By: Digital Asia, LLC, its member

By: Digital Realty Trust, L.P., its manager

By: Digital Realty Trust, Inc., its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

DIGITAL EURO FINCO, L.P.,

a Scotland limited partnership

By: Digital Euro Finco GP, LLC, its general partner

By: Digital Realty Trust, L.P., its member

By: Digital Realty Trust, Inc., its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

MOOSE VENTURES LP,

a Delaware limited partnership

By: Digital Realty Trust, L.P., its manager

By: Digital Realty Trust, Inc., its general pa1tner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

DIGITAL DUTCH FINCO B.V.,

a Dutch private limited liability company

By: /s/ Chad Burkhardt

Name: Chad Burkhardt

Title: Managing Director

[Signatures continue]

[Signature Page to Third A&R Global Senior Credit Agreement)

DIGITAL REALTY DATAFIRM, LLC,

a Delaware Limited Liability Company

By: Digital Asia, LLC, its member

By: Digital Realty Trust, L.P., its member

By: Digital Realty Trust, Inc., its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

DIGITAL REALTY DATAFIRM 2, LLC,

a Delaware Limited Liability Company

By: Digital Asia, LLC, its member

By: Digital Realty Trust, L.P., its member

By: Digital Realty Trust, Inc., its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

[Signatures continue]

[Signature Page to Third A&R Global Senior Credit Agreement]

DIGITAL REALTY KOREA LTD.,

a Korean limited liability company

By:  /s/ Jeannie Lee

Name: Jeannie Lee
Title: Director

DIGITAL SEOUL 2 LTD.,

a Korean limited liability company

By:  /s/ Jeannie Lee

Name: Jeannie Lee
Title: Director

PT DIGITAL JAKARTA ONE,

an Indonesian limited liability company

By: /s/ Serene Nah

Name: Serene Nah

Title: President Director

[Signatures continue]

[Signature Page to Third A&R Global Senior Credit Agreement]

DIGITAL US FINCO, LLC,

a Delaware Limited Liability Company

By: Digital Realty Trust, L.P., its managing member

By: Digital Realty Trust, Inc., its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

[Signatures continue]

[Signature Page to Third A&R Global Senior Credit Agreement]

GUARANTORS:

DIGITAL REALTY TRUST, INC.,

a Maryland corporation

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By: Digital Realty Trust, Inc.,

its sole general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

DIGITAL EURO FINCO, LLC,

a Delaware limited liability Company

By: Digital Euro Finco, L.P., its sole member

By: Digital Euro Finco GP, LLC, its general partner By: Digital Realty Trust, L.P., its member

By: Digital Realty Trust, Inc., its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier
Title: Chief Financial Officer

[Signatures end.]

[Signature Page lo Third A&R Global Senior Credit Agreement]

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent

By:  /s/ Christopher Albano

Name: Christopher Albano
Title: Authorized Signatory

Signature Pageto ThirdA&RGlobalSenior Credit Agreement

CO-SUSTAINABILITY STRUCTURNG AGENT:

CITIBANK, N.A., as Co-Sustainability Structuring Agent

By:  /s/ Christopher Albano

Name: Christopher Albano
Title: Authorized Signatory

Signature Pageto ThirdA&RGlobalSenior Credit Agreement

CO-SUSTAINABILITY STRUCTURNG

Signature Pageto ThirdA&RGlobalSenior Credit Agreement

AGENT:

BOFA SECURITIES, INC., as Co

Sustainability Structuring Agent

By:  /s/ Michael McHugh

Name: Michael McHugh
Title: Director

Signature Pageto ThirdA&RGlobalSenior Credit Agreement

MULTICURRENCY ISSUING BANK AND SWING LINE BANK:

CITIBANK, N.A., LONDON BRANCH

By:  /s/ Christopher Albano

Name: Christopher Albano
Title: Authorized Signatory

Signature Page to ThirdA&R Global Senior Credit Agreement

KRW-A ISSUING BANK:

CITIBANK KOREA INC.

By:  /s/ Myung-Soon Yoo

Name: Myung-Soon Yoo
Title: CEO

Signature Pageto ThirdA&R Global Senior Credit Agreement

KRW-B ISSUING BANK:

CITIBANK KOREA INC.

By:  /s/ Myung-Soon Yoo

Name: Myung-Soon Yoo
Title: CEO

Signature Pageto ThirdA&R Global Senior Credit Agreement

CITIBANK, N.A., LONDON BRANCH,

as a Lender

By:  /s/ Christopher Albano

Name: Christopher Albano
Title: Authorized Signatory

Signature Pageto ThirdA&R Global SeniorCredit Agreement

CITIBANK KOREA INC., as a Lender

By:  /s/ Myung-Soon Yoo

Name: Myung-Soon Yoo
Title: CEO

Signature Pageto ThirdA&R Global Senior Credit Agreement

U.S. DOLLAR SWING LINE BANK:

BANK OF AMERICA, N.A.

By:  /s/ Dennis Kwan

Name: Dennis Kwan
Title: Senior Vice President

Signature Page to ThirdA&R Global Senior Credit Agreement

U.S. DOLLAR ISSUING BANK:

BANK OF AMERICA, N.A.

By:  /s/ Dennis Kwan

Name: Dennis Kwan
Title: Senior Vice President

Signature Pageto ThirdA&R Global Senior Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:  /s/ Dennis Kwan

Name: Dennis Kwan
Title: Senior Vice President

Signature Pageto ThirdA&R Global Senior Credit Agreement

BANK OF AMERICA, N.A.,

AUSTRALIAN BRANCH, as a Lender

By:  /s/ Dennis Kwan

Name: Dennis Kwan
Title: Senior Vice President

Signature Pageto ThirdA&R Global Senior Credit Agreement

BANK OF AMERICA, N.A.,

SINGAPORE BRANCH, as a Lender

By:  /s/ Benjamin Tan

Name: Benjamin Tan
Title: Managing Director

Signature Page to Third A&R Global Senior Credit Agreement

BANK OF AMERICA, N.A., SEOUL

BRANCH, as a Lender

By:  /s/ Dennis Kwan

Name: Dennis Kwan
Title: Senior Vice President

Signature PagetoThird A&R Global Senior Credit Agreement

AUSTRALIAN ISSUING BANK:

JPMORGAN CHASE BANK, N.A.

By: /s/ Carolina Arean

Name: Carolina Arean

Title: Vice President

SignaturePagetoThirdA& RGlobal Senior Credit Agreement

SWING LINE BANK:

JPMORGAN CHASE BANK, N.A.

By: /s/ Carolina Arean

Name: Carolina Arean

Title: Vice President

SignaturePageto ThirdA&RGIobal SeniorCredit Agreement

SINGAPORE ISSUING BANK:

JPMORGAN CHASE BANK, N.A.

By: /s/ Carolina Arean

Name: Carolina Arean

Title: Vice President

Signature Pageto Third A& RGIobal Senior Credit Agreement

SWING LINE BANK:

JPMORGAN CHASE BANK, N.A., SINGAPORE BRANCH

By:

/s/ Lam Pei Yun

Name: Lam Pei Yun Title:Executive Director

Signature Page to Third A&RGIobal Senior Credit Agreement

SWING LINE BANK:

JPMORGAN CHASE BANK, N.A.,

SEOUL BRANCH

By: /s/ Jung Woo Yang

Name: Jung Woo Yang

Title: Executive Director, CIB Credit Risk

Signature Pageto Third A&R Global Senior Credit Agreement

JPMORGAN CHASE BANK, N.A.,

SINGAPORE BRANCH, as a Lender

By: /s/ Lam Pei Yun

Name: Lam Pei Yun

Title: Executive Director

Signature Page to ThirdA&R Global Senior Credit Agreement

JPMORGAN CHASE BANK, N.A.,

SEOUL BRANCH, as a Lender

By: /s/ Jung Woo Yang

Name: Jung Woo Yang

Title: Executive Director, CIB Credit Risk

Signature Pageto Third A& RGlobalSenior Credit Agreement

JPMORGAN CHASE BANK, N.A., as a

Lender

By: /s/ Carolina Arean

Name: Carolina Arean

Title: Vice Presiden

SignaturePagetoThirdA& R Global Senior Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK

BRANCH, as a Lender

By: /s/ Bruce Habig

Name: Bruce Habig

Title: Managing Director

By: /s/ Armen Semizian

Name: Armen Semizian

Title: Managing Director

Signature Page to ThirdA&R Global Senior Credit Agreement

BANK OF CHINA, LOS ANGELES

BRANCH, as a Lender

By: /s/ Peng Li

Name: Peng Li

Title:SVP & Branch Manager

Signature Page to Third A&R Global Senior Credit Agreement

MULTICURRENCY ISSUING BANK:

BNP PARIBAS, S.A.

By:/s/ Maria Mulic

Name: Title:

Maria Mulic Managing Director

By:	/s/ Michael Kowalczuk

Name: Michael Kowalczuk

Title:

Managing Director

Signature Page to Third A&R Global Senior Credit Agreement

BNP PARIBAS, S.A., as a Lender

By:/s/ Maria Mulic

Name: Title:

Maria Mulic Managing Director

By:	/s/ Michael Kowalczuk

Name: Michael Kowalczuk

Title: Managing Director

Signature Page to Third A&R Global Senior Credit Agreement

CAPITAL ONE, NATIONAL

ASSOCIATION, as a Lender

By: /s/ Melissa DeVito

Name: Melissa DeVito

Title: Authorized Signatory

Signature Page to ThirdA&R Global Senior Credit Agreement

DBS BANK, LTD., as a Lender

By: /s/ Kate Khoo

Name: Kate Khoo

Title: Vice President

Signature Page to Third A&R Global Senior Credit Agreement

DEUTSCHE BANK AG NEW YORK

BRANCH, as a Lender

By:  /s/ Alison Lugo

Name: Alison Lugo
Title: Vice President

By:  /s/ Ming K Chu

Name: Ming K Chu
Title: Director

Signature Page to Third A&R Global Senior Credit Agreement

ING BANK N.V., DUBLIN BRANCH, as

a Lender

By:/s/ Robert O'Donoghue

Name: Title:

Robert O'Donoghue Managing Director

By:/s/ Sean Hassett

Name: Title:

Sean Hassett Director

Signature Page to Third A&R Global Senior Credit Agreement

MIZUHO BANK, LTD., as a Lender

By: /s/ Donna DeMagistris  Name: Donna DeMagistris

Title:Managing Director

Signature Page to Third A&R Global Senior Credit Agreement

MORGAN STANLEY BANK, N.A., as a

Lender

By:	/s/ Michael King

Name: Michael King

Title: Authorized Signatory

Signature Pageto Third A&R Global SeniorCredit Agreement

MUFG BANK, LTD., as a Lender

By:	/s/ Ricardo Funes

Name: Ricardo Funes

Title: Director

Signature Pageto ThirdA&R Global Senior Credit Agreement

OVERSEA-CHINESE BANKINGCORPORATION

LIMITEDNEWYORK

AGENCY, as a Lender

By:	/s/ Charles Ong

Name: Charles Ong

Title: Managing Director & General Manager

Signature Pageto ThirdA&R Global Senior Credit Agreement

PNC BANK, NATIONAL

ASSOCIATION, as a Lender

By:  /s/ Brandon K. Fiddler

Name: Brandon K. Fiddler
Title: Senior Vice President

Signature Pageto ThirdA&R Global Senior Credit Agreement

RAYMOND JAMES BANK, as a Lender

By:  /s/ Alex Sierra

Name: Alex Sierra
Title: SVP

Signature Page to ThirdA&R Global Senior Credit Agreement

ROYAL BANK OF CANADA, as a

Lender

By:  /s/ Edward McKenna

Name: Edward McKenna
Title: Authorized Signatory

Signature Pageto ThirdA&R GlobalSenior Credit Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a

Lender

By: /s/ Andres Barbosa  Name: Andres Barbosa

Title:Managing Director

By: /s/ Rita Walz-Cuccioli  Name: Rita Walz-Cuccioli

Title:Executive Director

Signature Page to Third A&R Global Senior Credit Agreement

SUMITOMO MITSUI BANKING

CORPORATION, as a Lender

By:/s/ Khrystyna Manko

Name: Khrystyna Manko Title: Director

Signature Page to Third A&R Global Senior Credit Agreement

THE BANK OF NOVA SCOTIA, as a

Lender

By:/s/ Luke Copley

Name: Luke Copley

Title: Director

Signature Page to Th irdA&R Global Senior Credit Agreement

By:/s/ Mark J Neifing

Name: Mark J Neifing

Title: Vice President

THE TORONTO-DOMINION BANK,

NEW YORK BRANCH, as a Lender

By:/s/ Jon Colquhoun

Name: Jon Colquhoun

Title: Managing Director

Signature Page to Third A&R Global Senior Credit Agreement

TRUIST BANK, as a Lender

By: /s/ Ryan Almond

Name: Ryan Almond

Title: Director

Signature Page to Third A&R Global Senior Credit Agreement

UBS AG, STAMFORD BRANCH, as

a Lender

By: /s/ Muhammad Afzal

Name: Muhammad Afzal

Title: Director

By: /s/ Danielle Calo

Name: Danielle Calo

Title: Associate Director

Signature Page to ThirdA&R Global SeniorCreditAgreement

U.S. BANK NATIONAL

ASSOCIATION, a National Banking Association, as a Lender

By: /s/ Matthew K. Mains

Name: Matthew K. Mains

Title: Senior Vice President

Signature Page to ThirdA&R Global SeniorCreditAgreement

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as a Lender

By: /s/ Rebecca Ghermezi  Name: Rebecca Ghermezi

Title: Vice President

Signature Page to Third A&R Global Senior Credit Agreement

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

I.	AUSTRALIAN DOLLAR REVOLVING CREDIT COMMITMENTS

Name of Lender[1]	Australian Dollar Revolving Credit Commitment	Swing Line Commitment	Australian Letter of Credit Commitment	AUD Lending Office
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]

1	Lender may pursuant to Section 2.02(j) make any Advance available by causing any foreign or domestic branch or Affiliate to make such Advance.

[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule I-1

II.	MULTICURRENCY REVOLVING CREDIT COMMITMENTS

Name of Lender	Multicurrency Revolving Credit Commitment	Swing Line Commitment	Multicurrency Letter of Credit Commitment	Multicurrency Lending Office
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

Schedule I-2

Name of Lender	Multicurrency Revolving Credit Commitment	Swing Line Commitment	Multicurrency Letter of Credit Commitment	Multicurrency Lending Office
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]

III.	SINGAPORE DOLLAR REVOLVING CREDIT COMMITMENTS

Name of Lender	Singapore Dollar Revolving Credit Commitment	Swing Line Commitment	Singapore Letter of Credit Commitment	SGD Lending Office
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]	[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule I-3

[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IV.	U.S. DOLLAR REVOLVING CREDIT COMMITMENTS

Name of Lender	U.S. Dollar Revolving Credit Commitment	Swing Line Commitment	U.S. Dollar Letter of Credit Commitment	Domestic Lending Office	Eurocurrency Lending Office
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]

Schedule I-4

[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

V.	KRW-A REVOLVING CREDIT COMMITMENTS

Name of Lender	KRW-A Revolving Credit Commitment	KRW-A Swing Line Commitment	KRW-A Letter of Credit Commitment	Korean Lending Office
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]

VI.	KRW-B REVOLVING CREDIT COMMITMENTS

Name of Lender	KRW-B Revolving Credit Commitment	KRW-B Swing Line Commitment	KRW-B Letter of Credit Commitment	Korean Lending Office
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]

VII.	INDONESIAN RUPIAH REVOLVING CREDIT COMMITMENTS

Name of Lender	Indonesian Rupiah Revolving Credit Commitment	Indonesian Lending Office
[*]	[*]	[*]
Total	[*]	[*]

Schedule I-5

[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule II Approved Reallocation Lenders

Each Lender, along with any of its Affiliates that are Lenders, indicated in the table below shall be an Approved Reallocation Lender with respect to the correlative Tranches indicated with check marks. Notwithstanding anything set forth in this Schedule II or the Credit Agreement, each Approved Reallocation Lender shall retain the right to approve any Reallocation of its Commitments to the extent that both (i) such Reallocation is to a Tranche in which neither the applicable Approved Reallocation Lender nor any of its Affiliates is then a Lender and (ii) such Tranche includes one or more Additional Borrower(s) that joined such Tranche as Borrower(s) after the Closing Date.

Lender	Australian Dollar Revolving Credit Tranche	Multicurrency Revolving Credit Tranche	Singapore Dollar Revolving Credit Tranche	U.S. Dollar Revolving Credit Tranche	Korean Won Revolving Credit Tranche	Indonesian Rupiah Revolving Credit Tranche
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

1 Only from and after the effective date of the Benchmark Replacement Conforming Changes made in connection with the Benchmark Transition Event for the JIBOR Rate that is anticipated to occur in 2025.

[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule II

Schedule III [Reserved]

Schedule IV

EXISTING LETTERS OF CREDIT

LOC Number	Currency	Amount	Tranche
[*]	AUD	[*]	Australian Dollar Revolving Credit Tranche
[*]	AUD	[*]	Australian Dollar Revolving Credit Tranche
[*]	KRW	[*]	KRW-A Tranche
[*]	SGD	[*]	Singapore Dollar Revolving Credit Tranche
[*]	SGD	[*]	Singapore Dollar Revolving Credit Tranche
[*]	SGD	[*]	Singapore Dollar Revolving Credit Tranche
[*]	HKD	[*]	Singapore Dollar Revolving Credit Tranche
[*]	USD	[*]	US Dollar Revolving Credit Tranche
[*]	USD	[*]	US Dollar Revolving Credit Tranche
[*]	USD	[*]	US Dollar Revolving Credit Tranche
[*]	USD	[*]	US Dollar Revolving Credit Tranche
[*]	USD	[*]	US Dollar Revolving Credit Tranche
[*]	USD	[*]	US Dollar Revolving Credit Tranche
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	CAD	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	EUR	[*]	Multicurrency
[*]	USD	[*]	Multicurrency
[*]	USD	[*]	Multicurrency
[*]	USD	[*]	Multicurrency

[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule V

Deemed Qualifying Ground Leases

1.[*]

2.[*]

3.[*]

4.[*]

5.[*]

6.	[*]
7.	[*]

[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule VI

[Reserved]

Schedule VII

Short-Term Leased Assets

Location	City	Lease End Date
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*] Confidential information has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Schedule 4.01(n)

Surviving Debt

Properties/DebtObligor

Maturity Date

Outstanding Principal Amount (in $)1

2001 Sixth Avenue – Mortgage2001 Sixth LLCJuly 11, 2027135,000,000

ICN10 FacilityDigital Seoul No. 1 PIA Professional Investors Private

Real Estate Investment LLC and Digital Realty Trust,

L.P.

Icolo LoansIcolo, company number 129163, a private company

Ascenty Brazil(2)Ascenty Data Centers E Telecomunicações S.A. and Ascenty Holding Brasil S.A.

Ascenty Brazil (2)Ascenty Data Centers E Telecomunicações S.A. and Ascenty Holding Brasil S.A.

Ascenty Mexico(2)Ascenty México, S. de R.L. de C.V.

December 31, 203012,278,000

Various12,863,000

February 17, 2028438,600,000

June 20, 203051,000,000

April 9, 202630,600,000

Ascenty Chile(2)Ascenty Chile SpANovember 28, 202868,850,000

Teraco LoansTeraco Data Environments Proprietary Limited

Teraco Great Westerford LoanTeraco Data Environments

Proprietary Limited

December 6, 2028441,946,000

March 7, 202823,790,000

Teraco Manditorily Redeemable Preferreds

Teraco Data Environments Proprietary Limited

January 16, 202665,960,000

2.75% Senior Notes due 2024 (3)Digital Realty Trust, L.P. and

Digital Stout Holding, LLC 4.25% Senior Notes due 2025Digital Realty Trust, L.P. and

Digital Stout Holding, LLC

0.625% Senior Notes due 2025Digital Realty Trust, L.P. and

Digital Dutch Finco B.V.

July 19, 2024279,250,000

January 17, 2025505,800,000

July 15, 2025696,345,000

2.50% Senior Notes due 2026Digital Realty Trust, L.P and

Digital Euro Finco, LLC 0.20% Senior Notes due 2026Digital Realty Trust, L.P and

Digital Intrepid Holding B.V. 1.70% Senior Notes due 2027Digital Realty Trust, L.P. and

Digital Intrepid Holding B.V.

January 16, 20261,151,648,000

December 15, 2026306,009,000

March 30, 2027166,914,000

3.70% Senior Notes due 2027Digital Realty Trust, L.P.August 15, 20271,000,000,000

5.55% Senior Notes due 2028Digital Realty Trust, L.P.January 15, 2028900,000,000

Properties/Debt	Obligor	Maturity Date	Outstanding Principal Amount (in $)[1]
1.125% Senior Notes due 2028	Digital Realty Trust, L.P and	April 9, 2028	535,650,000
	Digital Euro Finco, LLC
4.45% Senior Notes due 2028	Digital Realty Trust, L.P.	July 15, 2028	650,000,000
0.55% Senior Notes due 2029	Digital Realty Trust, L.P and	April 16, 2029	300,445,000
	Digital Intrepid Holding B.V.
3.60% Senior Notes due 2029	Digital Realty Trust, L.P.	July 1, 2029	900,000,000
3.30% Senior Notes due 2029	Digital Realty Trust, L.P. and	July 19, 2029	442,575,000
	Digital Stout Holding, LLC
1.50% Senior Notes due 2030	Digital Realty Trust, L.P. and	March 15, 2030	803,475,000
	Digital Dutch Finco B.V.
3.75% Senior Notes due 2030	Digital Realty Trust, L.P. and	October 17, 2030	695,475,000
	Digital Stout Holding, LLC
1.25% Senior Notes due 2031	Digital Realty Trust, L.P. and	February 1, 2031	535,639,000
	Digital Dutch Finco B.V.
0.625% Senior Notes due 2031	Digital Realty Trust, L.P and	July 15, 2031	1,071,300,000
	Digital Intrepid Holding B.V.
1.00% Senior Notes due 2032	Digital Realty Trust, L.P. and	January 15, 2032	803,475,000
	Digital Dutch Finco B.V.
1.375% Senior Notes due 2032	Digital Realty Trust, L.P. and	July 18, 2032	803,475,000
3.875% Senior Notes due 2033 (4)	Digital Intrepid Holding B.V. Digital Realty Trust, L.P. and	September 13, 2033	936,700,000
	Digital Dutch Finco B.V.
Unsecured Revolving Credit	Digital Realty Trust, L.P.	January 24, 2026	1,762,281,000
Facility	Digital Singapore Jurong East
	PTE. Ltd.
	Digital Singapore 1 Pte. Ltd.
	Digital Singapore 2 Pte. Ltd.
	Digital HK Kin Chuen Limited
	Digital EURO Finco, L.P.
	Digital Stout Holding, LLC
	Digital Japan, LLC
	Digital HK JV Holding Limited
	Moose Ventures LP
	Digital Dutch Finco B.V.
	Intrepid Holdings B.V.
	Digital Australia Finco Pty Ltd
	Digital Realty Korea Ltd.
	Digital Seoul 2 Ltd.
	PT Digital Jakarta One
Yen Facility	Digital Japan, LLC	January 24, 2026	95,913,000
Euro Term Loan(5)	Digital Dutch Finco B.V.	August 11, 2025	401,738,000
Euro Term Loan	Digital Dutch Finco B.V.	August 11, 2027	401,738,000
USD Term Loan	Digital Realty Trust, L.P.	March 31, 2026	500,000,000

1)	Balances as of June 30, 2024, unless otherwise indicated.
2)	The outstanding principal amount represents JV Pro Rata Share of Debt for Borrowed Money.
3)	Retired on July 19, 2024.
4)	Issued on September 13, 2024.
5)	Retired on September 13, 2024.

EXHIBIT A to the THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

[U.S. Dollar Revolving Credit Tranche: $  ] [Multicurrency Revolving Credit Tranche: $   ] [Australian Dollar Revolving Credit Tranche: A$    ] [Singapore Dollar Revolving Credit Tranche: S$     ] [KRW-A Revolving Credit Tranche: KRW     ] [KRW-B Revolving Credit Tranche: KRW    ] [IDR Revolving Credit Tranche: Rp ]

[[Insert name of applicable Supplemental Tranche]:  ] (collectively, the “Principal Amount”, and, with respect to each Tranche, the “Tranche Principal Amount”)Dated:  ,

FOR VALUE RECEIVED, the undersigned, [insert name of applicable Borrower] (the “Borrower”), HEREBY PROMISES TO PAY   (the “Lender”) or its registered assigns, in accordance with the Credit Agreement (as defined below), the aggregate principal amount of the Revolving Credit Advances, the Letter of Credit Advances and the Swing Line Advances (each as defined below) owing to the Lender by the Borrower pursuant to the Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, the Lender, the other lender parties party thereto from time to time, the Guarantors party thereto from time to time, the other Borrowers party thereto from time to time and Citibank, N.A., as Administrative Agent for the Lender and such other lender parties, on the Termination Date.

The Borrower promises to pay to the Lender interest on the unpaid principal amount of each Revolving Credit Advance, Letter of Credit Advance and Swing Line Advance owing to the Lender by such Borrower from the date of such Revolving Credit Advance, Letter of Credit Advance or Swing Line Advance, as the case may be, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in the currency of the applicable Advance to the Applicable Administrative Agent’s Account. Each Revolving Credit Advance, Letter of Credit Advance and Swing Line Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (this “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of advances (variously, the “Revolving Credit Advances”, “Letter of Credit Advances” or the “Swing Line Advances”) by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Principal Amount or, with respect to any Tranche, the applicable Tranche Principal Amount, the indebtedness of the Borrower resulting from each such Revolving Credit Advance,

Exh. A - 1

Digital Realty Trust, L.P. – Form of Promissory Note

Letter of Credit Advance and Swing Line Advance being evidenced by this Promissory Note, and

(b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the Termination Date upon the terms and conditions therein specified.

This Promissory Note shall not be construed or qualified as a promissory note (billet à ordre) within the meaning of the Luxembourg law dated December 15, 1962 on the implementation in the national legislation of the uniform law for bills of exchange and promissory notes.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

[NAME OF BORROWER]

By:  Name:

Title:

Exh. A - 2

Digital Realty Trust, L.P. – Form of Promissory Note

ADVANCES AND PAYMENTS OF PRINCIPAL

1.	U.S. Dollar Revolving Credit Tranche[1]

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

2.	Multicurrency Revolving Credit Tranche

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

1Each of the following tables is to be inserted to extent applicable

Exh. A - 3

Digital Realty Trust, L.P. – Form of Promissory Note

3.	Australian Dollar Revolving Credit Tranche

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

4.	Singapore Dollar Revolving Credit Tranche

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

5.	KRW-A Revolving Credit Tranche

Exh. A - 4

Digital Realty Trust, L.P. – Form of Promissory Note

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

6.	KRW-B Revolving Credit Tranche

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

7.	IDR Revolving Credit Tranche

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Exh. A - 5

Digital Realty Trust, L.P. – Form of Promissory Note

[8]. [insert name of applicable Supplemental Tranche]2

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

2To be inserted for each Supplemental Tranche

Exh. A - 6

Digital Realty Trust, L.P. – Form of Promissory Note

EXHIBIT B-1 TO THE THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF NOTICE OF BORROWING (GENERAL) NOTICE OF BORROWING

 ,

Citibank, N.A.,

as Administrative Agent under the Credit Agreement referred to below

1615 Brett Road, Ops III New Castle, Delaware 19720 United States of America

Attention: Agency Operations Ladies and Gentlemen:

The undersigned, [insert name of applicable Borrower], refers to the Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, as a Borrower, the Guarantors party thereto from time to time, the other Borrowers party thereto from time to time, the Lender Parties party thereto and Citibank, N.A., as Administrative Agent for the Lender Parties, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section [2.02(a)][2.02(b)] of the Credit Agreement:

(i)The Business Day of the Proposed Borrowing is  , .

(ii)

The [Tranche][Swing Line Facility] under which the Proposed Borrowing is requested is the [U.S. Dollar Revolving Credit Tranche][Multicurrency Revolving Credit Tranche] [Australian Revolving Credit Tranche][Singapore Revolving Credit Tranche][IDR Revolving Credit Tranche][insert name of applicable Supplemental Tranche][Multicurrency Swing Line Facility] [Australian Swing Line Facility][Singapore Swing Line Facility].

(iii)	The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Floating Rate Advances][CPR Advances][Eurocurrency Rate Advances][Daily RFR Advances].

(iv)The aggregate amount of the Proposed Borrowing is [ ].

Exh. B-1 - 1

Digital Realty Trust, L.P. – Form of Notice of Borrowing

(v)[The initial Interest Period for each Floating Rate Advance made as part of the Proposed Borrowing is   month[s].]3 [The tenor for each Daily RFR Advance made as part of the Proposed Borrowing is  months[s].]4

(vi)

[The currency for the Proposed Borrowing is [U.S. Dollars][Sterling][Euros][Canadian Dollars][Australian Dollars][Singapore Dollars][Hong Kong Dollars][Yen][Indonesian Rupiah][insert applicable Supplemental Currency].]

(vii)	The account information for the Borrower’s Account to which the Proposed Borrowing should be credited is:

Bank: ABA No: SWIFT No: IBAN No.:	[ ] [ ] [ ] [ ]
Acct. Name:	[ ]
Acct. No.:	[ ]
Reference:	[ ]

(viii)The portion of funds from the Proposed Borrowing to be applied to the repayment of Swing Line Advances (including the currency thereof), if any, is  .

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)

The representations and warranties contained in each Loan Document are true and correct in all material respects on and as of the date of the Proposed Borrowing (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects), before and after giving effect to (x) the Proposed Borrowing and (y) the application of the proceeds therefrom, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date, in which case as of such specific date).

(B)	No Default or Event of Default has occurred and is continuing, or would immediately result from (x) such Proposed Borrowing or (y) the application of the proceeds therefrom.
(C)

before and immediately after giving effect to the Proposed Borrowing on the borrowing date, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04 of the Credit Agreement.

Delivery of an executed counterpart of this Notice of Borrowing by telecopier or e-mail (which e- mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

[NAME OF BORROWER]

3If not specified, such period shall be one month.

4 If not specified, such tenor shall be one month.

Exh. B-1 - 2

Digital Realty Trust, L.P. – Form of Notice of Borrowing

By:   Name:

Title:

Exh. B-1 - 3

Digital Realty Trust, L.P. – Form of Notice of Borrowing

EXHIBIT B-2 TO THE THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF NOTICE OF BORROWING (KRW-A REVOLVING CREDIT TRANCHE) NOTICE OF BORROWING

 ,

Citibank, N.A.,

as Administrative Agent under the Credit Agreement referred to below

1615 Brett Road, Ops III New Castle, Delaware 19720 United States of America

Attention: Agency Operations Ladies and Gentlemen:

The undersigned, [insert name of applicable Borrower], refers to the Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, as a Borrower, the Guarantors party thereto from time to time, the other Borrowers party thereto from time to time, the Lender Parties party thereto and Citibank, N.A., as Administrative Agent for the Lender Parties, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section [2.02(a)][2.02(b)] of the Credit Agreement:

(i)The Business Day of the Proposed Borrowing is  ,  .

(ii)	The [Tranche][Swing Line Facility] under which the Proposed Borrowing is requested is the [KRW-A Revolving Credit Tranche][KRW-A Swing Line Facility].
(iii)	The Type of Advances comprising the Proposed Borrowing is Floating Rate Advances.

(iv)The aggregate amount of the Proposed Borrowing is [ ].

(v)The initial Interest Period for each Floating Rate Advance made as part of the Proposed Borrowing is   month[s].5

(vi)	[The currency for the Proposed Borrowing is Korean Won.]
(vii)	[The tenor of such Proposed Borrowing is January 24, 2029.] [6]
(viii)	The account information for the Borrower’s Account to which such Proposed Borrowing should be credited is:

5If not specified, such period shall be one month.

6 Only required if the Proposed Borrowing is a Daily RFR Advance

Exh. B-2 - 1

Digital Realty Trust, L.P. – Form of Notice of Borrowing

Bank: ABA No: SWIFT No: IBAN No.:	[ ] [ ] [ ] [ ]
Acct. Name:	[ ]
Acct. No.:	[ ]
Reference:	[ ]

(ix)The portion of funds from the Proposed Borrowing to be applied to the repayment of Swing Line Advances (including the currency thereof), if any, is  .

(x)TheuseofproceedsoftheProposedBorrowingwillbe

_.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(D)

The representations and warranties contained in each Loan Document are true and correct in all material respects on and as of the date of the Proposed Borrowing (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects), before and after giving effect to (x) the Proposed Borrowing and (y) the application of the proceeds therefrom, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date, in which case as of such specific date).

(E)	No Default or Event of Default has occurred and is continuing, or would immediately result from (x) such Proposed Borrowing or (y) the application of the proceeds therefrom.
(F)

before and immediately after giving effect to the Proposed Borrowing on the borrowing date, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04 of the Credit Agreement.

Delivery of an executed counterpart of this Notice of Borrowing by telecopier or e-mail (which e- mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

[NAME OF BORROWER]

By:   Name:

Title:

Exh. B-2 - 2

Digital Realty Trust, L.P. – Form of Notice of Borrowing

EXHIBIT B-3 TO THE THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF NOTICE OF BORROWING (KRW-B REVOLVING CREDIT TRANCHE) NOTICE OF BORROWING

 ,

Citibank, N.A.,

as Administrative Agent under the Credit Agreement referred to below

1615 Brett Road, Ops III New Castle, Delaware 19720 United States of America

Attention: Agency Operations Ladies and Gentlemen:

The undersigned, [insert name of applicable Borrower], refers to the Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, as a Borrower, the Guarantors party thereto from time to time, the other Borrowers party thereto from time to time, the Lender Parties party thereto and Citibank, N.A., as Administrative Agent for the Lender Parties, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section [2.02(a)][2.02(b)] of the Credit Agreement:

(i)The Business Day of the Proposed Borrowing is  ,  .

(ii)	The [Tranche][Swing Line Facility] under which the Proposed Borrowing is requested is the [KRW-B Revolving Credit Tranche][KRW-B Swing Line Facility].
(iii)	The Type of Advances comprising the Proposed Borrowing is Floating Rate Advances.

(iv)The aggregate amount of the Proposed Borrowing is [ ].

(v)The initial Interest Period for each Floating Rate Advance made as part of the Proposed Borrowing is   month[s].7

(vi)	The currency for such Borrowing is Korean Won.
(vii)	The account information for the Borrower’s Account to which such Borrowing should be credited is:

Bank:[ ]

ABA No:[ ] SWIFT No:[ ]

7If not specified, such period shall be one month.

Exh. B-3 - 1

Digital Realty Trust, L.P. – Form of Notice of Borrowing

IBAN No.:[ ]

Acct. Name:[ ]

Acct. No.:[ ] Reference:[ ]

(viii)The portion of funds from such Borrowing to be applied to the repayment of Swing Line Advances (including the currency thereof), if any, is  .

(ix)TheuseofproceedsofsuchBorrowingwillbe

_.

(x)	The applicable Korean Capital Expenditure Documents are attached.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(G)

The representations and warranties contained in each Loan Document are true and correct in all material respects on and as of the date of the Proposed Borrowing (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects), before and after giving effect to (x) the Proposed Borrowing and (y) the application of the proceeds therefrom, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date, in which case as of such specific date).

(H)	No Default or Event of Default has occurred and is continuing, or would immediately result from (x) such Proposed Borrowing or (y) the application of the proceeds therefrom.
(I)

before and immediately after giving effect to the Proposed Borrowing on the borrowing date, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04 of the Credit Agreement.

Delivery of an executed counterpart of this Notice of Borrowing by telecopier or e-mail (which e- mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

[NAME OF BORROWER]

By:   Name:

Title:

Exh. B-3 - 2

Digital Realty Trust, L.P. – Form of Notice of Borrowing

Annex I

Korean Capital Expenditure Documents

Exh. B-3 - 1

Digital Realty Trust, L.P. – Form of Notice of Borrowing

EXHIBIT C to the THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF GUARANTY SUPPLEMENT

GUARANTY SUPPLEMENT

 ,

Citibank, N.A.,

as Administrative Agent under the Credit Agreement referred to below

1615 Brett Road, Ops III New Castle, Delaware 19720 United States of America

Attention: Agency Operations

Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as in effect on the date hereof and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Digital Realty Trust, L.P., as a Borrower, Digital Realty Trust, Inc., as Parent Guarantor, the other Guarantors party thereto from time to time, the other Borrowers party thereto from time to time, the Lender Parties party thereto from time to time, and Citibank, N.A., as Administrative Agent for the Lender Parties.

Ladies and Gentlemen:

Reference is made to the above-captioned Credit Agreement and to the Guaranty set forth in Article VII thereof (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1.  Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrowers and each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable out-of- pocket costs or expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Guaranty, the Credit Agreement or any other Loan Document in accordance with Section 9.04 of the Credit Agreement. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are

Exh. C - 1

Digital Realty Trust, L.P. – Form of Guaranty Supplement

unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b)The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties (by their acceptance of the benefits of this Guaranty Supplement) and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

(c)The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

(d)[Insert guaranty limitation language in accordance with Section 7.09 of the Credit Agreement, if applicable]

Section 2.  Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Credit Agreement and the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to an “Additional Guarantor”, a “Loan Party” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.

Section 3.   Representations and Warranties. The undersigned represents and warrants as of the date hereof as follows:

(a)The undersigned and each general partner or managing member, if any, of the undersigned (i) is a corporation, limited liability company or partnership duly incorporated, organized or formed, validly existing and in good standing (to the extent that a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) under the laws of the jurisdiction of its incorporation, organization or formation, (ii) is duly qualified and in good standing (to the extent that a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate, limited liability company or partnership power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

Exh. C - 2

Digital Realty Trust, L.P. – Form of Guaranty Supplement

(b)The execution and delivery by the undersigned and of each general partner or managing member (if any) of the undersigned of this Guaranty Supplement and each other Loan Document to which it is or is to be a party, and the performance of its obligations thereunder, and the consummation of the transactions contemplated hereby and by the other Loan Documents, are within the corporate, limited liability company or partnership powers of the undersigned, general partner or managing member, have been duly authorized by all necessary corporate, limited liability company or partnership action, and do not

(i) contravene the charter or bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of such undersigned, general partner or managing member, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the undersigned or any of its Subsidiaries.

(d)No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by the undersigned or any general partner or managing member of the undersigned in respect of this Guaranty Supplement or any other Loan Document to which it is or is to be a party or for the consummation of the transactions contemplated hereby or by the other Loan Documents and the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents, except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

(e)This Guaranty Supplement has been duly executed and delivered by each undersigned and general partner or managing member (if any) of each undersigned party thereto. This Guaranty Supplement is the legal, valid and binding obligation of the undersigned party, enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, examinership or similar laws affecting creditors’ rights generally and by general principles of equity.

(f)Each undersigned has, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty Supplement, and each undersigned has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business and financial condition of such other Loan Party.

Section 4.  Delivery by Facsimile; Electronic Signature Pages. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by facsimile or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Guaranty Supplement. The words “execution,” “signed,” “signature,” and words of like import in this Guaranty Supplement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Exh. C - 3

Digital Realty Trust, L.P. – Form of Guaranty Supplement

Section 5.Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Guaranty, the Credit Agreement or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Guaranty or the Credit Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Credit Agreement, the Guaranty thereunder or any of the other Loan Documents to which it is or is to be a party in the courts of any other jurisdiction.

(c)The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Credit Agreement, the Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d)THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE FACILITY, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By:  Name:

Title:

Exh. C - 4

Digital Realty Trust, L.P. – Form of Guaranty Supplement

EXHIBIT D to the THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF ASSIGNMENT AND ACCEPTANCE

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), among Digital Realty Trust, L.P., a Maryland limited partnership, as a Borrower, Digital Realty Trust, Inc., as Parent Guarantor, the other Guarantors party thereto from time to time, the other Borrowers party thereto from time to time, the Lender Parties party thereto and Citibank, N.A., as Administrative Agent for the Lender Parties.

Each “Assignor” referred to on Schedule 1 hereto (each, an “Assignor”) and each “Assignee” referred to on Schedule 1 hereto (each, an “Assignee”) agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

1.Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor, an interest in and to such Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement Tranches and Subfacilities specified on Schedule 1 hereto. After giving effect to such sale and assignment, such Assignee’s Commitments and the amount of the Advances owing to such Assignee will be as set forth on Schedule 1 hereto.

2.Such Assignor (a) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (d) attaches the Note or Notes (if any) held by such Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto or new Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto and such Assignor in an amount equal to the Commitments retained by such Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

3.Such Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01(g) and (h) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon

Exh. D - 1

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

the Administrative Agent, the Sustainability Structuring Agent, any Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (e) confirms that it is an Eligible Assignee;

(f) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;

(g)agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; (h) attaches any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement; and (i) confirms that if the principal amount of the assignment set forth in Schedule I hereto (A) is less than the minimum amount set forth in Section 9.07(n) of the Credit Agreement and (B) has been made to a Borrower domiciled in The Netherlands, then it is a professional market party within the meaning of the Dutch Financial Supervision Act.

4.[Such Assignee confirms, for the benefit of the Administrative Agent and without liability to any Loan Party, that it is: (a) [a UK Qualifying Lender (other than a UK Treaty Lender);] (b) [a UK Treaty Lender;] (c) [not a UK Qualifying Lender].]8

5.[Such Assignee confirms, for the benefit of the Administrative Agent and without liability to any Loan Party, that it is: (a) [a French Qualifying Lender (other than a French Treaty Lender);]

(b) [a French Treaty Lender;] (c) [not a French Qualifying Lender].]9

6.Such Assignee confirms that it is not incorporated or acting through a Lending Office situated in a Non-Cooperative Jurisdiction.

7.[Such Assignee confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number [●]) and is tax resident in [●], so that interest payable to it by Borrowers is generally subject to full exemption from UK withholding tax and requests that the Parent Guarantor notify: (a) each UK Borrower which is a Loan Party as at the Transfer Date; and (b) each UK Borrower which becomes an Additional Borrower after the Transfer Date, that it wishes that scheme to apply to the Credit Agreement.]10

8.[Such Assignee confirms that the person beneficially entitled to interest payable to such Assignee is either: (a) a company resident in the UK for UK tax purposes; (b) a partnership each member of which is: (i) a company so resident in the UK; or (ii) a company not so resident in the UK which carries on a trade in the UK through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of Section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or (c) a company not so resident in the UK which carries on a trade in the UK through a permanent establishment and which brings

8Each Assignee which is a lender in respect of a UK Borrower is required to confirm which of these three categories it falls within.

9Each Assignee is required to confirm which of these three categories it falls within.

10Include if the Assignee holds a passport under the HMRC DT Treaty Passport scheme and wishes that scheme to apply to the Credit Agreement in relation to a UK Borrower.

Exh. D - 2

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of Section 19 of the CTA) of that company.]11

9.Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

10.Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (a) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender Party thereunder and (b) such Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Acceptance) and, if this Assignment and Acceptance covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.

11.Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

12.This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

13.This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by facsimile or e-mail (which e- mail shall include an attachment in PDF format or similar format containing the legible signature of the person executing this Assignment and Acceptance) shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, each Assignor and each Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

11 Include if Assignee is a UK Qualifying Non-Bank Lender in relation to a UK Borrower.

Exh. D - 3

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

SCHEDULE 1 to ASSIGNMENT AND ACCEPTANCE

ASSIGNORS:
U.S. Dollar Revolving Credit Tranche
Percentage interest assigned	%	%	%	%	%
U.S. Dollar Revolving Credit Commitment assigned	$	$	$	$	$
Aggregate outstanding principal amount of U.S. Dollar Revolving Credit Advances assigned	$	$	$	$	$
U.S. Dollar Letter of Credit Facility
U.S. Dollar Letter of Credit Commitment assigned	$	$	$	$	$
U.S. Dollar Letter of Credit Commitment retained	$	$	$	$	$
Multicurrency Revolving Credit Tranche
Percentage interest assigned	%	%	%	%	%
Multicurrency Revolving Credit Commitment assigned	$	$	$	$	$
Aggregate outstanding principal amount of Multicurrency Revolving Credit Advances assigned	$	$	$	$	$
Multicurrency Letter of Credit Facility
Multicurrency Letter of Credit Commitment assigned	$	$	$	$	$
Multicurrency Letter of Credit Commitment retained	$	$	$	$	$
Australian Dollar Revolving Credit Tranche
Percentage interest assigned	%	%	%	%	%
Australian Dollar Revolving Credit Commitment assigned	A$	A$	A$	A$	A$
Aggregate outstanding principal amount of Australian Dollar Revolving Credit Advances assigned	A$	A$	A$	A$	A$
Australian Letter of Credit Facility
Australian Letter of Credit Commitment assigned	A$	A$	A$	A$	A$
Australian Letter of Credit Commitment retained	A$	A$	A$	A$	A$
Singapore Dollar Revolving Credit Tranche
Percentage interest assigned	%	%	%	%	%
Singapore Dollar Revolving Credit Commitment assigned	S$	S$	S$	S$	S$
Aggregate outstanding principal amount of Singapore Dollar Revolving Credit Advances assigned	S$	S$	S$	S$	S$
Singapore Letter of Credit Facility
Singapore Letter of Credit Commitment assigned	S$	S$	S$	S$	S$

Exh. D - 4

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

Singapore Letter of Credit Commitment retained	S$	S$	S$	S$	S$
KRW-A Revolving Credit Tranche
Percentage interest assigned	%	%	%	%	%
KRW-A Revolving Credit Commitment assigned	KRW	KRW	KRW	KRW	KRW
Aggregate outstanding principal amount of KRW-A Revolving Credit Advances assigned	KRW	KRW	KRW	KRW	KRW
KRW-A Letter of Credit Facility
KRW-A Letter of Credit Commitment assigned	KRW	KRW	KRW	KRW	KRW
KRW-A Letter of Credit Commitment retained	KRW	KRW	KRW	KRW	KRW
KRW-B Revolving Credit Tranche
Percentage interest assigned	%	%	%	%	%
KRW-B Revolving Credit Commitment assigned	KRW	KRW	KRW	KRW	KRW
Aggregate outstanding principal amount of KRW-B Revolving Credit Advances assigned	KRW	KRW	KRW	KRW	KRW
KRW-B Letter of Credit Facility
KRW-B Letter of Credit Commitment assigned	KRW	KRW	KRW	KRW	KRW
KRW-B Letter of Credit Commitment retained	KRW	KRW	KRW	KRW	KRW
IDR Revolving Credit Tranche
Percentage interest assigned	%	%	%	%	%
IDR Revolving Credit Commitment assigned	IDR	IDR	IDR	IDR	IDR
Aggregate outstanding principal amount of IDR Revolving Credit Advances assigned	IDR	IDR	IDR	IDR	IDR
IDR Letter of Credit Facility
IDR Letter of Credit Commitment assigned	IDR	IDR	IDR	IDR	IDR
IDR Letter of Credit Commitment retained	IDR	IDR	IDR	IDR	IDR
[Insert Name of Supplemental Tranche]
Percentage interest assigned	%	%	%	%	%
Supplemental Tranche Commitment relating to such Supplemental Tranche assigned
Aggregate outstanding principal amount of Supplemental Tranche Advances relating to such Supplemental Tranche assigned
Principal Amount of Note Payable to Assignor

ASSIGNEES:
U.S. Dollar Revolving Credit Tranche
Percentage interest assumed	%	%	%	%	%
U.S. Dollar Revolving Credit Commitment assumed	$	$	$	$	$

Exh. D - 5

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

Aggregate outstanding principal amount of U.S. Dollar Revolving Credit Advances assumed	$	$	$	$	$
U.S. Dollar Letter of Credit Facility
U.S. Dollar Letter of Credit Commitment assumed	$	$	$	$	$
Multicurrency Revolving Credit Tranche
Percentage interest assumed	%	%	%	%	%
Multicurrency Revolving Credit Commitment assumed	$	$	$	$	$
Aggregate outstanding principal amount of Multicurrency Revolving Credit Advances assumed	$	$	$	$	$
Multicurrency Letter of Credit Facility
Multicurrency Letter of Credit Commitment assumed	$	$	$	$	$
Australian Dollar Revolving Credit Tranche
Percentage interest assumed	%	%	%	%	%
Australian Dollar Revolving Credit Commitment assumed	A$	A$	A$	A$	A$
Aggregate outstanding principal amount of Australian Dollar Revolving Credit Advances assumed	A$	A$	A$	A$	A$
Australian Letter of Credit Facility
Australian Letter of Credit Commitment assumed	A$	A$	A$	A$	A$
Singapore Dollar Revolving Credit Tranche
Percentage interest assumed	%	%	%	%	%
Singapore Dollar Revolving Credit Commitment assumed	S$	S$	S$	S$	S$
Aggregate outstanding principal amount of Singapore Dollar Revolving Credit Advances assumed	S$	S$	S$	S$	S$
Singapore Letter of Credit Facility
Singapore Letter of Credit Commitment assumed	S$	S$	S$	S$	S$
KRW-A Revolving Credit Tranche
Percentage interest assumed	%	%	%	%	%
KRW-A Revolving Credit Commitment assumed	KRW	KRW	KRW	KRW	KRW
Aggregate outstanding principal amount of KRW-A Revolving Credit Advances assumed	KRW	KRW	KRW	KRW	KRW
KRW-A Letter of Credit Facility
KRW-A Letter of Credit Commitment assumed	KRW	KRW	KRW	KRW	KRW
KRW-B Revolving Credit Tranche
Percentage interest assumed	%	%	%	%	%

Exh. D - 6

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

KRW-B Revolving Credit Commitment assumed	KRW	KRW	KRW	KRW	KRW
Aggregate outstanding principal amount of KRW-B Revolving Credit Advances assumed	KRW	KRW	KRW	KRW	KRW
KRW-B Letter of Credit Facility
KRW-B Letter of Credit Commitment assumed	KRW	KRW	KRW	KRW	KRW
IDR Revolving Credit Tranche
Percentage interest assumed	%	%	%	%	%
IDR Revolving Credit Commitment assumed	IDR	IDR	IDR	IDR	IDR
Aggregate outstanding principal amount of IDR Revolving Credit Advances assumed	IDR	IDR	IDR	IDR	IDR
IDR Letter of Credit Facility
IDR Letter of Credit Commitment assumed	IDR	IDR	IDR	IDR	IDR
[Insert Name of Supplemental Tranche]
Percentage interest assumed	%	%	%	%	%
Supplemental Tranche Commitment relating to such Supplemental Tranche assumed
Aggregate outstanding principal amount of Supplemental Tranche Advances relating to such Supplemental Tranche assumed
Principal Amount of Note Payable to Assignee

ASSIGNEE’S STANDING PAYMENT INSTRUCTIONS:

Correspondent Bank Name: Correspondent Bank SWIFT Address: Beneficiary Bank Account Number: Beneficiary Bank Account Name: Beneficiary Bank SWIFT Address: Final Beneficiary Account Number: Final Beneficiary Account Name: Attention:

Exh. D - 7

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

Effective Date (if other than date of acceptance by Administrative Agent):

12,

Assignors

 , as Assignor [Type or print legal name of Assignor]

By   Title:

Dated:  ,

 , as Assignor [Type or print legal name of Assignor]

By  Title:

Dated:  ,

 , as Assignor [Type or print legal name of Assignor]

By  Title:

Dated:  ,

 , as Assignor [Type or print legal name of Assignor]

By  Title:

Dated:  ,

Exh. D - 8

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

[12]	This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

Exh. D - 9

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

Assignees

 , as Assignee [Type or print legal name of Assignee]

By   Title:

E-mail address for notices: Dated:  ,

Applicable Lending Offices:

 , as Assignee [Type or print legal name of Assignee]

By   Title:

E-mail address for notices: Dated:  ,

Applicable Lending Offices:

 , as Assignee [Type or print legal name of Assignee]

By   Title:

E-mail address for notices: Dated:  ,

Applicable Lending Offices:

 , as Assignee [Type or print legal name of Assignee]

By   Title:

E-mail address for notices: Dated:  ,

Applicable Lending Offices:

Exh. D - 10

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

Accepted [and Approved] this   day of  ,

CITIBANK, N.A.,

as Administrative Agent

By   Name:

Title:

[Approved this    day of  ,

DIGITAL REALTY TRUST, L.P.

By:	Digital Realty Trust, Inc., its Sole General Partner

By   Name:

Title:]

Exh. D - 11

Digital Realty Trust, L.P. – Form of Assignment and Acceptance

EXHIBIT E to the THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF UNENCUMBERED ASSETS CERTIFICATE

UNENCUMBERED ASSETS CERTIFICATE

Digital Realty Trust, L.P.

Unencumbered Assets Certificate [Quarter][Fiscal Year] ended / / (the “Calculation Date”)

Citibank, N.A.,

as Administrative Agent under the Credit Agreement referred to below

1615 Brett Road, Ops III New Castle, Delaware 19720 United States of America

Attention: Agency Operations

Pursuant to Section [3.01(a)(xxiii) / 5.03(e)] of that certain Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024, Digital Realty Trust, L.P., a Maryland limited partnership, as a Borrower, Digital Realty Trust, Inc., a Maryland corporation (the “Parent Guarantor”), the other Borrowers party thereto from time to time, the other Guarantors party thereto from time to time, the Lender Parties party thereto from time to time and Citibank, N.A., as Administrative Agent for the Lender Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein being used herein as defined in the Credit Agreement), the undersigned, the Chief Financial Officer or a Responsible Officer of the Parent Guarantor, hereby certifies and represents and warrants on behalf of the Borrowers as follows:

1.The information contained in this certificate and the attached information supporting the calculation of the Total Unencumbered Asset Value is true and correct as of the close of business on the Calculation Date and has been prepared in accordance with the provisions of the Credit Agreement.

2.The Total Unencumbered Asset Value is $  as of the Calculation Date as more fully described on Schedule I hereto.

3.[As of the Calculation Date, Unsecured Debt does not exceed the Maximum Unsecured Debt Percentage of Total Unencumbered Asset Value, in accordance with Section 5.04(b)(i) of the Credit Agreement.]1

1 Not required if Parent Guarantor achieves a Debt Rating of at least BBB+ / Baa1 and a Total Asset Value of at least $35,000,000,000.

Exh. E - 1

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

4.As of the Calculation Date, the Parent Guarantor maintained an Unencumbered Assets Debt Service Coverage Ratio of not less than 1.50:1.00, in accordance with Section 5.04(b)(ii) of the Credit Agreement.

5.Attached hereto as Schedule II is an updated schedule of Unencumbered Assets listing all of the Unencumbered Assets as of the Calculation Date, in accordance with Section 5.03(e) of the Credit Agreement.

6.The Unencumbered Assets comply with all Unencumbered Asset Conditions (except to the extent waived in writing by the Required Lenders).

[Remainder of page intentionally left blank]

Exh. E - 2

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

DIGITAL REALTY TRUST, INC.

By    Name:

Title:

Exh. E - 3

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

SCHEDULE I

Calculation of Total Unencumbered Asset Value

(a)Sum of Asset Values for all Unencumbered Assets (from charts below)		$
(b)Unrestricted cash and Cash Equivalents minus the amount of such cash and Cash Equivalents deducted pursuant to the definition of “Consolidated Debt”	$
(c)The sum of (a) and (b) above	$

(d)(i)Minus the amount by which (x) the sum of Asset Values of all undeveloped land, Redevelopment Assets, Development Assets and Assets owned or leased by Controlled Joint Ventures and Leased Assets exceeds (y) 40% of the amount in (c)

$[ ]
(ii) Minus the amount by which (x) the sum of Asset Values of all Leased Assets exceeds (y) 20% of the amount in (c)	$[ ]
(iii) Minus the amount by which (x) the sum of Asset Values of all Short-Term Leased Assets exceeds (y) 5% of the amount in (c)	$[ ]

(iv) Minus the amount by which (x) the sum of Asset Values of all Assets located outside of Specified Jurisdictions plus Asset Values of all Assets located in Brazil, South Africa and South Korea exceeds (y) 20% of the amount in (c)

$[ ]
(v) Minus the amount by which (x) the sum of Asset Values of all Assets located in Brazil, South Africa and South Korea exceeds (y) 15% of the amount in (c)	$[ ]

Total Unencumbered Asset Value equals the dollar amount in (c) minus the dollar amounts in (d)(i) – (v):	$		$

Sch. I - 1

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

Calculation of Asset Value (Technology Asset)

Technology Asset: [Insert Name]

(A) Net Operating Income attributable to such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to the Credit Agreement

$

(B) (1) 2% of all rental income (other than tenant reimbursements) from the operation of such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to the Credit Agreement

(2) all management fees payable in respect of such Unencumbered Asset for such fiscal quarterly period

(1) minus (2) (insert 0 if negative number) equals:

$ $ $
(C) Intentionally deleted.	$
(D) Calculate (4x(A-B)):	$

(E) If the Unencumbered Asset was acquired during the applicable fiscal quarter, upward adjustment in an amount equal to the actual NOI for the applicable fiscal quarter or

If the Unencumbered Asset was disposed of during the applicable fiscal quarter, downward adjustment in an amount equal to the actual NOI for the applicable fiscal quarter.

$ ($)

Sch. I - 2

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

(F) Insert Amount from (D) Insert amount from (E) Equals		$ plus/minus $ equals $
(G)Amount of pro forma upward adjustment for Tenancy Leases entered into during the quarter in the ordinary course of business	$
(H) Asset Value equals (F +G) ÷ either 6.50% (if an Asset other than a Leased Asset) or 8.75% (if a Leased Asset other than a Short-Term Leased Asset)		$
(I) If Unencumbered Asset was acquired within last 12 months, the acquisition price	$

(J) Asset Value (Technology Assets other than Short-Term Leased Assets):

If Unencumbered Asset was acquired within last 12 months, insert greater of (H) and (I).

If Unencumbered Asset was acquired 12 or more months ago, insert (H).

or

Asset Value (Technology Assets that are Short-Term Leased Assets):

Insert the Short-Term Leased Asset Book Value

	$ $		$

Calculation of Asset Value (Redevelopment Asset / Development Asset)

Sch. I - 3

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

Redevelopment Asset: [Insert Name]

Asset Value for Redevelopment Asset that is not a Short-Term Leased Asset: equals the book value of such Asset as determined in accordance with GAAP (but determined without giving effect to any depreciation):

or

Asset Value for Redevelopment Asset that is a Short-Term Leased Asset: equals the Short-Term Leased Asset Book Value:

$

Development Asset: [Insert Name]

Asset Value for Development Asset that is not a Short-Term Leased Asset equals the book value of such Asset as determined in accordance with GAAP (but determined without giving effect to any depreciation):

or

Asset Value for Development Asset that is a Short-Term Leased Asset: equals the Short-Term Leased Asset Book Value:

$

Calculation of Asset Value (Unconsolidated Affiliate Asset)

Unconsolidated Affiliate Asset that, but for such Asset being owned or leased by an Unconsolidated Affiliate (other than an asset that is leased by the Operating Partnership or a Subsidiary thereof pursuant to a lease (other than a ground lease), a former Development Asset or a former Redevelopment Asset), would qualify as a Technology Asset under the definition thereof: [Insert Name]

(A) Net Operating Income attributable to such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to the Credit Agreement

$

Sch. I - 4

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

(B) (1) 2% of all rental income (other than tenant reimbursements) from the operation of such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to the Credit Agreement

(2) all management fees payable in respect of such Unencumbered Asset for such fiscal quarterly period

(1) minus (2) (insert 0 if negative number) equals:

$ $ $
(C) Intentionally deleted.	$
(D) Calculate (4x(A-B)):	$

(E) If the Unencumbered Asset was acquired during the applicable fiscal quarter, upward adjustment in an amount equal to the actual NOI for the applicable fiscal quarter or

If the Unencumbered Asset was disposed of during the applicable fiscal quarter, downward adjustment in an amount equal to the actual NOI for the applicable fiscal quarter.

$ ($)

(F) Insert Amount from (D) Insert amount from (E) Equals		$ plus/minus $ equals $

Sch. I - 5

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

(G)Amount of pro forma upward adjustment -for new leases, subleases, real estate licenses, occupancy agreements and rights of use entered into during the quarter in the ordinary course of business	$
(H) Asset Value equals the JV Pro Rata Share of (F +G) ÷ either 6.50% (if an Asset other than a Leased Asset) or 8.75% (if a Leased Asset other than a Short-Term Leased Asset)		$
(I) If the Unencumbered Asset was acquired within last 12 months, the JV Pro Rata Share of the acquisition price	$

(J) Asset Value (Unencumbered Affiliate Assets other than Short-Term Leased

Assets):

If Unencumbered Asset was acquired within last 12 months, insert greater of (H) and (I).

If Unencumbered Asset was acquired 12 or more months ago, insert (H).

or

Asset Value (Unencumbered Affiliate Assets that are Short-Term Leased Assets):

Insert the JV Pro Rata Share of the Short-Term Leased Asset Book Value or

Asset Value (Unencumbered Affiliate Assets that are not described above):

Insert the JV Pro Rata Share of the book value of such Unconsolidated Affiliate Asset determined in accordance with GAAP (but determined without giving effect to any depreciation) of such Unconsolidated Affiliate Asset

	$ $		$

Sch. I - 6

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

Sum of Asset Values for Unencumbered Assets

$

Sum of Asset Values for all Unencumbered Assets

Sch. I - 7

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate

SCHEDULE II

Schedule of Unencumbered Assets

Sch. II - 1

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate 4887-5314-9156.3

[INSERT SIGNATURE BLOCK FOR EACH LOAN PARTY]

Exh. E

Digital Realty Trust, L.P. – Form of Unencumbered Assets Certificate 4887-5314-9156.3

EXHIBIT F TO THE THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

RESERVED

Exh. F - 1

Digital Realty Trust, L.P. 4887-5314-9156.3

EXHIBIT G to the THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF SUPPLEMENTAL ADDENDUM

SUPPLEMENTAL ADDENDUM

To: Lenders under the Supplemental Tranche (as defined below) Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), among Digital Realty Trust, L.P., a Maryland limited partnership, as Borrower, Digital Realty Trust, Inc., as Parent Guarantor, the other Guarantors party thereto from time to time, the other Borrowers party thereto from time to time, the Lender Parties party thereto from time to time and Citibank, N.A., as Administrative Agent for the Lender Parties.

Pursuant to Section 2.20(a) of the Credit Agreement, the Borrowers hereby request a Supplemental Tranche (the “Supplemental Tranche”) on the terms and conditions set forth below:

1.A Supplemental Tranche with aggregate Supplemental Tranche Commitments in the amount of   in the Supplemental Currency indicated below.

2.The Supplemental Currency shall be  .

3.The existing Borrower or the Additional Borrower that will be the Supplemental Borrower with respect to the Supplemental Tranche:  .

4.The Supplemental Tranche shall bear interest as follows (including, if applicable, the ScreenRateandQuotationDayfortheSupplementalTranche):

 .

5.The Applicable Lending Office of each Lender with a Supplemental Tranche Commitment in respect of the Supplemental Tranche and such Supplemental Tranche Commitments are set forth on an updated Schedule I to the Credit Agreement attached hereto.

6.Certain deadlines in the Credit Agreement as they relate to the Supplemental Tranche shall be as follows:

(a)Notice of Borrowing Deadline:
(b)Interest Period Notice Deadline:
(c)Funding Deadline:
(d)Increase Agent Notice Deadline:
(e)Increase Funding Deadline:
(f)Reallocation Agent Notice Deadline:
(g)Reallocation Funding Deadline:

Exh. G - 1

Digital Realty Trust, L.P. – Form of Supplemental Addendum 4887-5314-9156.3

(h)	Prepayment Notice Deadline:

7.OthertermsandprovisionsrelatingtotheSupplementalTranche:

The Borrowers confirm that the conditions to the creation of the Supplemental Tranche set forth in Section 2.20(a) of the Credit Agreement have been satisfied.

This Supplemental Addendum supplements the Credit Agreement. To the extent of any inconsistency between the terms of this Supplemental Addendum and the terms of the Credit Agreement, the terms of this Supplemental Addendum shall prevail and govern to the extent of such inconsistency.

This Supplemental Addendum shall constitute a Loan Document under the Credit Agreement and shall be governed by the law of the State of New York.

Very truly yours,

[NAME OF SUPPLEMENTAL BORROWER]

By:  Name:

Title:

Approved and agreed as of the Supplemental Tranche Effective Date (as defined below):

[INSERT SIGNATURE BLOCK FOR EACH OTHER LOAN PARTY]

Approved and agreed this   day of  ,

(the “Supplemental Tranche Effective Date”)

CITIBANK, N.A.,

as Administrative Agent

By   Name:

Title:

[INSERT SIGNATURE BLOCK FOR EACH LENDER MAKING

A SUPPLEMENTAL TRANCHE COMMITMENT WITH RESPECT TO THE APPLICABLE SUPPLEMENTAL TRANCHE AND, IF APPLICABLE, THE FUNDING AGENT]

Exh. G - 1

Digital Realty Trust, L.P. – Form of Supplemental Addendum 4887-5314-9156.3

EXHIBIT H to the THIRD AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF BORROWER ACCESSION AGREEMENT

BORROWER ACCESSION AGREEMENT

Citibank, N.A.,

as Administrative Agent under the Credit Agreement referred to below

1615 Brett Road, Ops III New Castle, Delaware 19720 United States of America

Attention: Agency Operations

Third Amended and Restated Global Senior Credit Agreement, dated as of September 24, 2024 (as in effect on the date hereof and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Digital Realty Trust, L.P., as a Borrower, Digital Realty Trust, Inc., as Parent Guarantor, the other Guarantors from time to time, the other Borrowers party thereto from time to time, the Lender Parties party thereto from time to time, and Citibank, N.A., as Administrative Agent for the Lender Parties.

Ladies and Gentlemen:

Reference is made to the above-captioned Credit Agreement.The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1.  Accession. By its execution of this Accession Agreement, the undersigned (“Additional Borrower”) absolutely, unconditionally and irrevocably undertakes to and agrees to observe and be bound by the terms and provisions of the Credit Agreement and other Loan Documents and all of the Obligations set forth therein (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations) as if it were an original party thereto as an initial Borrower.

Section 2.  Obligations under the Loan Documents. The undersigned Additional Borrower hereby agrees, as of the date first above written, to be bound as a Borrower by all of the terms and conditions of the Credit Agreement and the other Loan Documents to the same extent as each of the other Borrowers thereunder. The undersigned Additional Borrower further agrees, as of the date first above written, that each reference in the Credit Agreement and the other Loan Documents to an “Additional Borrower”, a “Loan Party”, or a “Borrower” shall also mean and be a reference to the undersigned Additional Borrower.

Section 3.   Consent of Loan Parties. The existing Loan Parties hereby consent to the accession of the undersigned Additional Borrower to the Loan Documents on the terms of Sections 1 and 2 of this Accession Agreement and agree that the Loan Documents shall hereinafter be read and construed as if the undersigned Additional Borrower had been an original party in the capacity of an initial Borrower.

Exh. H - 1

Digital Realty Trust, L.P. – Form of Borrower Accession Agreement

Section 4.  Representations and Warranties. As of the date hereof, the undersigned Additional Borrower hereby makes each representation and warranty set forth in Section 4.01 of the Credit Agreement to the same extent as each other Borrower.

Section 5.   Delivery by Facsimile. Delivery of an executed counterpart of a signature page to this Accession Agreement by facsimile or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Accession Agreement.

Section 6.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a)  This Accession Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)The undersigned Additional Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Accession Agreement, the Credit Agreement, or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. The undersigned Additional Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Accession Agreement, the Credit Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Accession Agreement, the Credit Agreement or any of the other Loan Documents to which it is or is to be a party in the courts of any other jurisdiction.

(c)The undersigned Additional Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Accession Agreement, the Credit Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or Federal court. The undersigned Additional Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d)THE UNDERSIGNED ADDITIONAL BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE FACILITY OR THE ACTIONS OF ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Exh. H - 2

Digital Realty Trust, L.P. – Form of Borrower Accession Agreement

Very truly yours,

[NAME OF ADDITIONAL BORROWER]

By:  Name:

Title:

Approved this    day of  ,

[INSERT SIGNATURE BLOCK FOR EACH LOAN PARTY]

Exh. H - 3

Digital Realty Trust, L.P. – Form of Borrower Accession Agreement

EXHIBIT I to the SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

FORM OF PRICING CERTIFICATE

PRICING CERTIFICATE

Reference is made to that certain Third Amended and Restated Global Senior Credit Agreement dated as of September 24, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Digital Realty Trust, L.P., as a Borrower, the Guarantors party thereto from time to time, other Borrowers party thereto from time to time, the Lender Parties party thereto from time to time and Citibank, N.A., as Administrative Agent for the Lender Parties. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.

The undersigned hereby certifies, solely in [his/her] capacity as Responsible Officer of the Parent Guarantor, that:

1.[He/She] is a duly appointed [insert title of Responsible Officer] of the Parent Guarantor and [he/she] is authorized to deliver this Pricing Certificate on behalf of the Parent Guarantor.

2.Attached as Annex A hereto is a true and correct copy of the KPI Metric Report for the Annual Period ending on December 31, [ ].

3.The Sustainability Facility Fee Adjustment in respect of the Annual Period described in clause 2 above is [+][-][ ] basis points per annum, and the Sustainability Margin Adjustment in respect of the Annual Period described in clause 2 above is [+][-][ ] basis points per annum, in each case as computed as set forth on Annex B hereto.

4.Attached as Annex C hereto is a review report of the KPI Metrics Auditor confirming that the KPI Metrics Auditor is not aware of any material modifications that should be made to such computations referred to in clause 3 of this Pricing Certificate in order for them to be presented in all material respects in conformity with the applicable reporting criteria.

The foregoing certifications are made and delivered this [ ] day of [ ], 202[_].

DIGITAL REALTY TRUST, INC.

By:   Name:

Title:

]

Annex A

(KPI Metric Report)

]

Annex B

(Sustainability Margin Adjustment and Sustainability Facility Fee Adjustment)

]

Annex C

(Review Report of The KPI Metrics Auditor)